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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-7978

ING Mayflower Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2005 to April 30, 2006

ITEM 1.   REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Semi-Annual Report

April 30, 2006

Classes A, B, C, I, M and Q

Global Equity Funds

   ING Global Equity Dividend Fund

   ING Global Real Estate Fund

   ING Global Value Choice Fund

International Equity Funds

   ING Emerging Countries Fund

   ING Foreign Fund

   ING Greater China Fund

   ING Index Plus International Equity Fund

   ING International Fund

   ING International Capital Appreciation Fund

   ING International Real Estate Fund

   ING International SmallCap Fund

   ING International Value Fund

   ING International Value Choice Fund

   ING Precious Metals Fund

   ING Russia Fund

International Fixed-Income Fund

   ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

   ING Diversified International Fund

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This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	38

Statements of Assets and Liabilities	44

Statements of Operations	54

Statements of Changes in Net Assets	59

Financial Highlights	68

Notes to Financial Statements	98

Portfolios of Investments	119

Advisory Contract Approval Discussion	164

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PRESIDENT’S LETTER

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

I am happy to report that that enthusiasm is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new Fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy

President

ING Funds

June 23, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Fund Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE: SIX MONTH ENDED APRIL 30, 2006

Global equities ended up with strong gains for the half-year period ended April 30, 2006 with the foreign markets leading the way. The Morgan Stanley Capital International (“MSCI”) World Index(1) calculated in dollars, including net reinvested dividends rose 16.3%. Indeed, the first quarter of 2006 was the best first quarter since 1998 and the busiest quarter for merger and acquisition activity since 2000. As for currencies, the U.S. dollar at first extended its run of the first ten months of 2005. Few had expected such dollar strength in 2005. Relatively high U.S. interest rates explained part of it, especially the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities. The yen’s particular weakness was connected with the sharp rise in Japanese stock prices, fueled by outside investors who were hedging their currency risk. Also material was the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances. However, by year-end 2005 each of these dynamics was losing steam. A January 2006 correction was partially reversed before resuming in earnest and the dollar ended the April 30, 2006 six-month period weaker than it started, by 5.1% against the euro, 2.2% against the yen and 3.1% against the pound.

Equities investors kept a wary eye on the U.S. fixed-income markets where for over a year, the main issue had been the unexpected flattening of the yield curve. Between June 2004 and October 31, 2005 the Federal Open Market Committee (“FOMC”) had raised the federal funds rate by 25 basis points eleven times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 14 basis points over the same period. By the time Federal Reserve Chairman Alan Greenspan had chaired his final FOMC meeting on the last day of January 2006, rates had been raised three more times. Incoming Chairman Ben Bernanke quickly confirmed that he would maintain the focus of his predecessor. February 2006 ended with the yield curve slightly inverted along much of its range. This largely disappeared in March 2006 as fourth quarter core inflation was reported at an uncomfortable 2.4% and Mr Bernanke’s FOMC raised rates for the fifteenth time. The curve steepened further in April as commodity prices soared on expectations of rising global demand and China’s insatiable appetite. The price of a barrel of oil reached a new record, elevated in addition by political concerns in Iran, Venezuela and Nigeria. For the six-month period the yield on the ten-year U.S. Treasury Note rose 51 basis points to 5.07%, a near four-year high, while the yield on the three-month U.S. Treasury Bill added 84 basis points to 4.65%.

The U.S. equities market in the form of the Standard and Poor’s 500® Composite Stock Price (“S&P 500®”) Index(2), gained 9.6% including dividends during the half year ended April 30, 2006. Boosting sentiment was the continued growth of corporate profits, which looked set in the first quarter of 2006, to record the 11th straight double-digit increase. In the same quarter economic growth roared back to 4.8% after a hurricane affected 1.7% previously. For most of the period investors warmed to the feeling that an end to rising short-term interest rates was drawing near, although the chill could be instantly restored by a single piece of economic data or loose comment by a Federal Reserve official. And latterly, as commodity prices surged ever higher, the market, while still rising, was nonetheless getting increasingly nervous.

Japan equities had been soaring since the middle of 2005 and they kept up the pace in the six-month period April 30, 2006 leaping 24.4% in dollars according to the MSCI Japan® Index(3) plus net dividends. Investors cheered Japan’s re-emergence as a balanced economy, less dependent on exports. Japanese corporations and banks have repaired their balance sheets. At last, core consumer prices started rising in November 2005. Higher wages are supporting domestic demand, leading the rate of fourth quarter gross domestic product (“GDP”) growth to a healthy 4.4%. The long-feared announcement, that the Bank of Japan would end its zero-interest rate policy, thereby reducing liquidity, came on March 9, 2006. However, the Bank of Japan also signaled that it was in no rush, and a relieved market completed the last 9% of its remarkable rise.

European ex UK markets matched Japan’s with a 24.9% return, according to the MSCI Europe ex UK Index(4) including net dividends, despite the first interest rate increase in over five years, followed by another, to 2.5%. Evidence of recovery continued to mount, if not entirely convincingly. Fourth quarter Eurozone GDP growth was only 0.3%, with Germany flat. Unemployment barely edged down to 8.2%. Yet business confidence continued to improve; in Germany’s case to a 15-year high. The key is that tepid macro-economic reports believe the strong profitability of European companies, which are increasingly producing and selling outside developed Europe. This and merger and acquisition activity, in businesses from tobacco to banking to insurance to power to frozen food to drugs, kept stocks buoyant.

MARKET PERSPECTIVE: SIX MONTH ENDED APRIL 30, 2006

UK equities jumped 18.5% in the half year, based on the MSCI UK® Index(5) including net dividends. The economic reports were mostly miserable, with manufacturing in decline, GDP growth in 2005 finalized at 1.8%, the weakest since 1992 and unemployment claims up in 13 out of the last 14 months. Yet the market advanced. The comparatively large energy and materials sectors benefited as commodities prices exploded, while the sizeable financials sector contained a number of companies close to the rampant merger and acquisition action (or thought to be). Further support came from rebounding house prices, first quarter GDP growth at 0.6%, within which industrial production outpaced services for the first time since 1999, and in the last few days an unexpectedly strong retail sales report.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(3)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(4)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(5)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL EQUITY DIVIDEND FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1) Includes eleven countries, which each represents 1.0%-1.5% of net assets.

(2) Includes six countries, which each represents < 1.0% of net assets.

Portfolio holdings are subject to change daily.

ING Global Equity Dividend Fund (the “Fund”) seeks growth of capital with dividend income as a secondary consideration. The Fund is managed by Portfolio Managers, Nicolas Simar and Moudy El Khodr of ING Investment Management Advisors B.V — the Sub-Adviser.

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.30% compared to the Morgan Stanley Capital International (“MSCI”) World IndexSM, which returned 16.29% for the same period.

Portfolio Specifics: During the reporting period, the Fund had  strong performance. Buoyed by the positive economic data and supported by good earnings results the markets performed strongly over the period. Cyclical sectors such as Basic Materials and Industrials performed strongly. Basic Materials were strong on the back of further rises in commodity prices. Industrials did well on a better outlook for the global economy. The Energy sector also had a solid positive performance as oil prices rose further. The defensive and high dividend paying sectors such as Telecoms and Utilities lagged as the market favored the growth oriented sectors. Financials, including Real Estate, were also strong. The sectors were boosted by good earnings results, rising markets and market demand.

The Fund benefited from its positioning in Financials (especially in Real Estate) and Energy. However, the strong positioning in the high dividend paying sectors of Telecoms and Utilities were a drag on the performance as these sectors lagged. As the Fund is underrepresented in the cyclical sectors, their strong performance was also a drag on the Fund.

The Fund profited from its regional positioning. We have a large position in Emerging Markets, which performed strongly especially Brazil. Emerging Markets offer many investment opportunities with very attractive dividend yields, sound fundamentals and above average growth prospects. Our strong position in Europe also performed well as the economic outlook and business sentiment for the region improved. The strong performance of Japan was a drag on the performance as the Fund has no representation in the region because companies do not meet the strategy’s criteria.

In general, stock selection clearly had a positive contribution. The Fund benefited from the strong performance of the UK home builders. Our key bet in Persimmon sold as of April 30, 2006, an England based home builder, plans to save as much as $87 million in costs from its proposed takeover of rival homebuilder Westbury Plc. We sold this stock in December once it reached our dividend threshold. The market was positive regarding the acquisition and the stock performed strongly. Investments in emerging markets — Petroleo Brasileiro and Petrochina, Brazilian and Chinese oil companies respectively — were also amongst our best performers as oil prices rose.

Current Strategy and Outlook: The outlook for the Global Equity Dividend strategy remains positive. Investments in defensive sectors like utilities, real estate, telecommunication services and consumer staples give the strategy downside protection. These sectors are relatively cheap, less dependent on the economic environment and offer stable, high dividend yields. This strategy should perform well on a relative basis in a down market. If the equity markets move sideways, the Fund’s performance will be dependent on stock selection and the application of our disciplined strategy which looks for good value opportunities in countries, sectors or individual stocks.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL EQUITY DIVIDEND FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	Since Inception of Class A September 17, 2003		Since Inception of Class B October 24, 2003		Since Inception of Class C October 29, 2003

Including Sales Charge:
Class A(1)	15.29%	19.60%		—		—
Class B(2)	16.43%	—		20.15%		—
Class C(3)	20.47%	—		—		20.54%
Excluding Sales Charge:
Class A	22.29%	22.33%		—		—
Class B	21.43%	—		21.05%		—
Class C	21.47%	—		—		20.54%
MSCI World IndexSM(4)	24.91%	19.82	%(5)	17.79	%(6)	17.79	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Global Equity Dividend Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(5)	Since inception performance for the index is shown from October 1, 2003.

(6)	Since inception performance for the index is shown from November 1, 2003.

ING GLOBAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1) Includes three countries, which each represents < 0.6% of net assets.

Portfolio holdings are subject to change daily.

ING Global Real Estate Fund (the “Fund”) seeks high total return. T. Ritson Ferguson, CFA, and Steven D. Burton, CFA have been jointly responsible for the day-to-day management of the Fund, ING Clarion Real Estate Securities L.P.—the Sub-Adviser.

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.90% compared to the S&P/Citigroup World Property Index, which returned 21.13% for the same period.

Portfolio Specifics: Overall performance for the six months ended April 30, 2006 was driven by the European and Asia-Pacific regions. European property stocks garnered the best performance by major region of the world with total return of 30.1% (in USD) over this time period. The Asia-Pacific region followed with total return of 25.3%, driven by Japan 35.6% and Hong Kong 25.6% both of which continue to exhibit signs of sustainable economic expansion. North America total return for the six months ended April 30 was 15.1%.

Thematically, some of the more significant events among world property stocks over the past six months have been:  1) final details regarding the Real Estate Investment Trust (“REIT”) structure in the U.K., 2) continued improving fundamentals in Japan and 3) continued syndicate activity with the formation of new property companies worldwide. In the U.K., the Treasury issued in March, 2006 critical details on the structure of REITs which surprised the market to the upside and should contribute to the healthy conversion and expansion of real estate securities in the U.K., beginning January 1, 2007. The details included a conversion tax of 2% of total assets (at the lower end of expectations), a payout requirement on net income of 90% (versus 95% previously stated) and a recurring net income to interest expense ratio of 1.5X (versus 2.5X previously stated).

In Japan, vacancy and rent trends continue to improve. Vacancies in the Tokyo central five wards declined for the ninth straight month to 3.41% in March from 3.67% in February. Average office rent rose to 18,095 yen per tsubo, the Japanese standard of land measurement that is equivalent to 35.6 square feet, or 3.3 square meters, from 18,038 yen. Separately, the annual land price survey conducted by the Ministry of Land, Infrastructure, and Transport indicated in March an increase in land prices in urban areas for the first time since 1991. The price surge was even more evident in the city centers, as the Tokyo central 5 wards average commercial land price increased 7%. Property stocks generally reacted favorably to the survey.

Syndicate activity was robust during the six months as the global property stock sector continues to expand. Hong Kong now has three REITs with an active pipeline (up from no REITs six months ago) and the Japanese REIT market is approaching USD$30 billion in aggregate size with several new IPO’s, including the first hotel REIT. Europe has seen several billions of equity market cap created among the property companies over the past six months via IPO’s with a bias toward the German markets, Eastern Europe and France.

The Fund achieved its outperformance versus the benchmark over the six months ended April 30 primarily via stock selection in Japan, the U.S. and Hong Kong. Overweights in Tokyo-focused companies Mitsubishi Estate and Sumitomo Realty contributed to the relative outperformance in Japan. In the U.S., companies with significant investments in Manhattan, including SL Green Realty and Boston Properties, contributed to relative outperformance. Hong Kong picks were bolstered by investments in the homebuilding sector in China as well as Hong Kong’s first REIT, The Link REIT, which has performed well since the IPO.

The U.S. dollar generally weakened during the six months against other major currencies, most notably versus the Euro 5.1%, followed by the British pound 3.1%, the Japanese Yen 2.2% and the Australian dollar 0.6%. A weakening U.S. dollar benefits an investor in the Fund as returns translated from the strengthening currency convert to more U.S. dollars once converted back.

Current Strategy and Outlook: The Fund, while maintaining a core of higher dividend yielding, defensively positioned stocks, is positioned to take advantage of the higher growth countries and sectors which will likely respond better to sustained economic recovery. The Fund has reduced its overall weight in continental Europe over the past six months and added to the recovering economies of the Asia-Pacific region, particularly Japan and Hong Kong both of which are exhibiting improving property fundamentals. By property type, the Fund is shifting its weighting towards sectors which have further to respond to improving economies, such as the office, apartment and lodging sectors. Through an average 3-4% dividend yield plus 5-8% prospective annual earnings growth, global property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL REAL ESTATE FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	Since Inception of Class A November 5, 2001		Since Inception of Class B March 15, 2002		Since Inception of Class C January 8, 2002		Since Inception of Class I June 3, 2005

Including Sales Charge:
Class A(1)	25.43%	23.98%		—		—		—
Class B(2)	27.06%	—		23.49%		—		—
Class C(3)	30.94%	—		—		23.56%		—
Class I	—							30.61%
Excluding Sales Charge:
Class A	33.04%	25.58%		—		—		—
Class B	32.06%	—		23.47%		—		—
Class C	31.94%	—		—		23.56%		—
Class I	—							30.61%
S&P/Citigroup World Property Index(4)	31.99%	24.85	%(5)	25.36	%(6)	24.33	%(7)	33.10	%(8)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Global Real Estate Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)

The S&P/Citigroup World Property Index is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5)	Since inception performance for index is shown from November 1, 2001.

(6)	Since inception performance for index is shown from March 1, 2002.

(7)	Since inception performance for index is shown from January 1, 2002.

(8)	Since inception performance for index is shown from June 1, 2005.

ING GLOBAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1)	Includes six countries, which each represents < 1.6% of net assets.
*	Includes securities lending collateral.

Portfolio holdings are subject to change daily.

ING Global Value Choice Fund (the “Fund”) focuses on long-term capital appreciation by investing primarily in equity securities throughout the world, including the United States. The Fund is managed by Paul S. Hechmer, Managing Director and Institutional Portfolio Manager, and David B. Iben, Managing Director and Chief Investment Officer, Tradewinds NWQ Global Investors, LLC. — the Sub-Adviser*

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.09% compared to the Morgan Stanley Capital International (“MSCI”) World IndexSM which returned 16.29% for the same period.

Portfolio Specifics: The Fund outperformed the benchmark during the period as a result of strong stock selection across most countries and sectors. Markets around the world performed strongly, with non-US markets in aggregate outperforming the US, with a weaker US dollar adding to overall returns in the global Fund. During the period most commodities performed strongly, with many individual commodities reaching multi year highs. The companies we held in this sector, including Lonmin, Lihir Gold and Impala Platinum, outperformed the benchmark and our overweight exposure to the sector also aided returns. Strong returns in our holdings in the Healthcare sector, including Daiichi Sankyo in Japan also contributed to our strong performance. Individual securities in the Consumer Discretionary sector, including Premiere Ag the German pay TV company detracted from returns, as the company lost the right to broadcast key programming in Germany. We continue to hold the name, believing that the share price has fallen well below the intrinsic value of this market leading company. We were also hurt by our underweight exposure to the Financials sector, and exposure to poorly performing names such as Takefuji in Japan and Citigroup in the US.

Japan was one of the best performing major markets, as investor optimism grew regarding the end of deflation and Japan emerging from a fifteen year economic slump. Our holdings in Japan, while performing strongly from an absolute perspective underperformed relative to the benchmark, as investors focused on higher beta more highly leveraged companies. In the US our overall returns were stronger than that of the market, as names such as Kerr McGee and International Paper rallied strongly significantly outperforming the benchmark return.

Current Strategy and Outlook: Overall on a global basis we believe that market performance would appear to have outpaced the fundamental underlying improvement in business conditions. Further, interest rates appear to be on a northward trend in most major markets around the world. Either or both of these forces could present headwinds to further strong performance in the equity markets. Never the less, our investment universe is extremely broad, and comprised of economies in varied stages of the economic cycle. Japan continues to rebound from 15 years of recession, Europe continues to react positively to the increased competitive environment that the European Union brought with it, and the emerging markets continue to grow very rapidly and the US has significantly lagged other markets throughout the world. In such an environment we continue to be optimistic that good opportunities can still be found.

*   The Fund was previously sub-advised by NWQ Investment Management Company.

PORTFOLIO MANAGERS’ REPORT	ING GLOBAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	5 Year	10 Year

Including Sales Charge:
Class A(1)	21.03%	0.26%	7.70%
Class B(2)	22.67%	0.40%	7.65%
Class C(3)	26.65%	0.79%	7.65%
Class Q	28.90%	1.79%	8.65%
Excluding Sales Charge:
Class A	28.42%	1.46%	8.34%
Class B	27.67%	0.79%	7.65%
Class C	27.65%	0.79%	7.65%
Class Q	28.90%	1.79%	8.65%
MSCI World IndexSM(4)	24.91%	5.99%	7.81%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Global Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Prior to April 24, 2006, the Fund was advised by a different sub-adviser.

ING EMERGING COUNTRIES FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1)	Includes six countries, which each represents 1.5%-2.5% of net assets.
(2)	Includes six countries, which each represents < 1.5% of net assets.
*	Includes securities lending collateral.

Portfolio holdings are subject to change daily.

ING Emerging Countries Fund (the “Fund”) seeks long-term capital appreciation by normally investing at least 80% of its assets in a number of different countries with emerging securities markets. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 27.00% compared to the Morgan Stanley Capital International Emerging Markets IndexSM, (“MSCI EM IndexSM”) which returned 37.77% for the same period.

Portfolio Specifics: On an industry basis, gains for positions in wireless telecom services, commercial banking, and diversified telecom services had the most substantial impact on performance. Among the holdings from these industries posting gains were TIM Participacoes (Brazil — wireless telecom services), Turkiye Vakiflar Bank (Turkey — commercial banking), and CANTV (Venezuela — diversified telecom services).

The Fund’s holdings in Brazil, South Korea, and Taiwan, such as CIA Saneamento Basico (Brazil — water utilities), Korea Electric Power (South Korea — electric utilities), and Yageo (Taiwan — electronic equipment & instruments), also tended to advance in the six-month period.

Relative to the index, some of the recent portfolio underperformance can be attributed at the industry level to underexposure to stocks in the oil, gas & consumable fuels and metals and mining industries, and overexposure to diversified telecom stocks. Within industries, our holdings in commercial banks, capital markets and semiconductors & semiconductor equipment underperformed their industries, as represented in the MSCI Emerging Market Index.

During the period, we sold select positions as their market prices advanced toward our estimates of their intrinsic values, including Sinopec Yizheng Chemical (China — chemicals), Lukoil (Russia — oil, gas, & consumable fuels), and CIA Parananese de Energia (Brazil — independent power producers & energy traders). We purchased shares of companies at prices that we considered attractive, including Taishin Financial Holdings (Taiwan — commercial banking), Wan Hai Lines (Taiwan — marine), and Far EasTone Telecom (Taiwan — wireless telecom services).

Current Strategy and Outlook: Note that our industry exposure is a result of our focus on the fundamentals and valuations of individual companies. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. This often involves investing in unpopular firms and industries. Industry exposures are substantially driven by stock selection, and not by any “industry allocation” decision. Many companies in the oil gas & consumable fuels and metals & mining industries are selling at what we believe to be overly optimistic prices. For the six-month period ending April 30, 2006, both the oil gas & consumable fuels and metals & mining industry components of the Index climbed by more than 50%, or more than 100% on an annualized basis. We do not believe current valuations support the prices for many firms in these industries; in other words, we find firms in these industries expensive. We believe quality businesses with attractive margins of safety represent compelling opportunities for long-term gains.

While we monitor short-term events in emerging markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING COUNTRIES FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

				Since Inception		Since Inception
				of Class I		of Class M
	1 Year	5 Year	10 Year	December 21, 2005		August 5, 2002

Including Sales Charge:
Class A(1)	30.83%	14.82%	7.62%	—		—
Class B(2)	32.83%	15.28%	7.67%	—		—
Class C(3)	36.82%	15.22%	7.53%	—		—
Class I	—	—	—	17.05%		—
Class M(4)	33.32%	—	—	—		24.88%
Class Q	39.03%	16.34%	8.56%	—		—
Excluding Sales Charge:
Class A	38.83%	16.19%	8.26%	—		—
Class B	37.83%	15.51%	7.67%	—		—
Class C	37.82%	15.22%	7.53%	—		—
Class I	—	—	—	17.05%		—
Class M	38.14%	—	—	—		26.07%
Class Q	39.03%	16.34%	8.56%	—		—
MSCI EM IndexSM(5)	62.89%	24.09%	7.88%	20.12	%(6)	36.03	%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Emerging Countries Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	Reflects deduction of the maximum Class M sales charge of 3.50%.

(5)	The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(6)	Since inception performance for index is shown from January 1, 2006.

(7)	Since inception performance for index is shown from August 1, 2002.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING FOREIGN FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

*          Includes securities lending collateral.

(1)      Includes eleven countries, which each represents 1.0%-2.4% of net assets.

(2)      Includes twenty-two countries, which each represents < 1.0% of net assets.

Portfolio holdings are subject to change daily.

ING Foreign Fund (the “Fund”) seeks long-term growth of capital by investing primarily in equity securities tied economically to countries outside the United States. The Fund is managed by Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, both with Julius Baer Investment Management LLC, — the Sub-Adviser.

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 26.87% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East® Index (“MSCI EAFE® Index”), which returned 23.10% for the same period.

Portfolio Specifics: Emerging European markets positively impacted results. Specifically, Russia, Turkey, Poland and Romania were all solid performers, although the Czech Republic and Hungary were exceptions. Our decision to underweight the United Kingdom also supported results. Stock selection within Germany, Italy, France and Norway was also a positive contributor. However, the small liquidity position held by the Fund proved to be a detractor to performance amid such a strong backdrop for equities.

From a sector perspective, banks in Eastern and Central Europe as well as Italian banks supported results. Stock selection within the energy sector also had a positive impact given positions in Russia and Norway in particular. Stock selection within utilities, telecommunication services and industrials also had a positive impact on performance. However, our underweight to information technology detracted from results as this sector was strong for the period.

In terms of stock selection, several positions within Russia contributed to results. Specifically, Sberbank, the country’s largest lender, provided strong results over the period. Also, within the energy sector, shares of Gazprom ADR and Lukoil ADR (Russia) were strong performers. In addition, positions held in P.K.O. Bank Polski (Poland) and Akbank T.A.S. (Turkey) were also supportive of results, and reflect our optimism toward the region. Within Germany, Fraport, the German airport operator whose properties include the European hub in Frankfurt, positively contributed to results.

Within the emerging markets, shares of Komercni Banka A.S., the third-largest Czech bank, RAO Unified Energy System (Russia), OTP Bank (Hungary), Eastern Europe’s largest lender by market value, and Magyar Telekom Communications, Hungary’s largest phone company, underperformed the Index over the period.

Shares of Aiful Corp. Japan’s largest consumer lender, detracted from results. Aiful reported a drop in third quarter net income, negatively impacting performance. Additionally, within the spirits industry, our overweight to Pernod Ricard (France) and Diageo (UK) detracted from results.

Current Strategy and Outlook: Our bottom-up approach to security selection within developed markets has continued to support investments in several areas. Infrastructure-related companies such as airport and seaport operators are likely beneficiaries given the increase in global travel and trade. We believe construction companies are also attractive. With funding-related challenges, public authorities are engaging private companies for the construction of toll roads. Another area of interest is the cement industry, which has been slowly consolidating leading to more pricing discipline and additional capacity.

We anticipate the luxury goods industry will enjoy strong growth driven by the expected increase in purchasing power of consumers from emerging economies. The global spirits industry is also likely to benefit as consumers in emerging economies grow in wealth and increase consumption of top brands as a show of status. Italian banks are another area of interest where we anticipate a wave of consolidations over the next few years.

From a regional perspective, we are comfortable with our underweight to Japan. While the economy has certainly improved, we find the market already reflects these positive developments, and find valuations to be demanding versus Europe. Finally, within emerging markets, we remain constructive toward Eastern and Central Europe as beneficiaries of the drive to reunite Europe.

PORTFOLIO MANAGERS’ REPORT	ING FOREIGN FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

		Since Inception		Since Inception		Since Inception		Since Inception		Since Inception
		of Class A		of Class B		of Class C		of Class I		of Class Q
	1 Year	July 1, 2003		July 8, 2003		July 7, 2003		September 8, 2003		July 10, 2003

Including Sales Charge:
Class A(1)	32.80%	22.99%		—		—		—		—
Class B(2)	34.87%	—		22.88%		—		—		—
Class C(3)	38.81%	—		—		23.72%		—		—
Class I	41.21%	—		—		—		25.25%		—
Class Q	40.93%	—		—		—		—		25.27%
Excluding Sales Charge:
Class A	40.87%	25.58%		—		—		—		—
Class B	39.87%	—		23.61%		—		—		—
Class C	39.81%	—		—		23.72%		—		—
Class I	41.21%	—		—		—		25.25%		—
Class Q	40.93%	—		—		—		—		25.27%
MSCI EAFE® Index(4)	34.00%	27.74	%(5)	27.39	%(5)	27.74	%(5)	27.39	%(6)	27.74	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Foreign Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East.

(5)	Since inception performance for index is shown from July 1, 2003.

(6)	Since inception performance for index is shown from September 1, 2003.

ING GREATER CHINA FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

Portfolio holdings are subject to change daily.

ING Greater China Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Nick Toovey, CFA, Bratain Sanyal, Oscar Leung Kin Fai, CFA, and Michael Hon Lung Chiu, CFA, ING Investment Management Asia/Pacific (Hong Kong) Limited — the Sub-Adviser.

Performance: From December 21, 2005, the inception of the Fund, to April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 21.30% compared to the MSCI All Countries Golden Dragon Net Dividend Reinvested Index, which returned 16.50% for the same period.

Portfolio Specifics: The Fund launched at the end of 2005 under fairly positive economic conditions. The macroeconomic figures announced by China during the 6 months period ended April 30, 2006 were broadly positive. Fourth quarter 2005 gross domestic product (“GDP”) growth of China surprised the market on the upside, rising 9.9% Year-on-Year (“YoY”), up from the 9.8% YoY growth in the previous quarter. For the full year 2005, China reported 9.9% growth in GDP, placing the country as the fourth largest economy in the world. First quarter 2006 GDP growth was 10.2% YoY in China. Fixed asset investment as well as money supply growth also remained strong in first quarter 2006. To avoid potential overheating, Peoples Bank of China, (the central bank of China) took a pre-emptive move by announcing a 27 basis points increase in bank lending rate in April. The Chinese government finally came up with a policy to allow local Chinese money to invest in overseas markets through the Qualified Domestic Institutional Investor (QDII) scheme. Economic growth in Hong Kong remained on track during the period with stable inflation and employment trends. GDP growth in fourth quarter 2005 came in at 7.6% YoY, following the stellar growth of 8.3% YoY in third quarter 2005. First quarter 2006 GDP growth was 8.2% YoY in Hong Kong. However, due to the continuous rise in interest rates, the property sector suffered in the period after its strong run since third quarter 2003. In Taiwan GDP growth in fourth quarter 2005 came in higher than forecast at 6.4% YoY up from 4.4% YoY in the previous quarter. First quarter 2006 GDP growth was 4.9% YoY in Taiwan. On the corporate front, technology companies such as AU Optronics and Siliconware Precision reported better than expected numbers for fourth quarter 2005 with higher capacity utilization and stabilization in product prices. Performance of the Taiwan banking sector was choppy during the period, with negative surprises coming from higher delinquencies of consumer lending while hopes of industry consolidation remained in place.

The Fund’s outperformance against the benchmark was mainly due to stock selection, which added substantial value in each territory.

In terms of performance attribution, our overweight in China and relative underweight in Hong Kong and Taiwan worked well for the Fund from a country selection perspective. Our overweight in the property sectors in China and Taiwan have also contributed positively to performance. In Taiwan, stock selection in the Computer Hardware sub-sector was particularly beneficial. Selected technology names with a focus on mobile communications performed well and have added value, while our overweight in some of the computer manufacturing companies detracted value as they underperformed. In Hong Kong favorable selection among the banks, (partially offset by an allocation to non-benchmark HSBC) and the underweight of a major industrial conglomerate helped relative performance. In China, stock selection gains arose mostly from overweighting Real Estate Management and Development companies and a Metals company which more than doubled in value during the period. Export oriented companies in China also underperformed a rising market due to concerns over Chinese RMB appreciation and higher raw material costs and have contributed negatively.

Current Strategy and Outlook: The Fund continues to favor China because of its strong macroeconomic outlook. The recently announced first quarter 2006 GDP growth and the fixed asset investment growth surprised the market on the upside. As a result, the market widely believes that the recent increase in Chinese interest rate would help cool down the vibrant economy. Nevertheless, we remain bullish on the medium-term outlook for the Chinese markets from a liquidity standpoint. Hong Kong may continue to struggle in the near term due to concerns over a prolonged period of U.S. interest rate hikes. Real estate related stocks in Taiwan are gaining more traction recently thanks to the appreciation of Taiwan dollar as well as hopes of an improvement in cross strait relationship. Technology stocks in Taiwan were hampered by the worse than expected results from the U.S. heavyweights such as Intel. Insurance companies look more promising on a relative basis due to their real asset holdings and improvement in interest rates. Overall, we remain neutral in Taiwan as a market with a preference for domestic plays.

PORTFOLIO MANAGERS’ REPORT	ING GREATER CHINA FUND

Cumulative Total Returns for the Periods Ended April 30, 2006

	Since Inception		Since Inception		Since Inception
	of Class A		of Class B		of Class C
	December 21, 2005		January 6, 2006		January 11, 2006

Including Sales Charge:
Class A(1)	14.33%		—		—
Class B(2)	—		9.25%		—
Class C(3)	—		—		12.59%
Excluding Sales Charge:
Class A	21.30%		—		—
Class B	—		14.25%		—
Class C	—		—		13.50%
MSCI All Countries Golden Dragon Index	16.50	%(5)	16.50	%(5)	16.50	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Fund against the Indicies indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5%.

(3)	Reflects deduction of the Class C deferred sales charge of 1%.

(4)	The MSCI All Countries Golden Dragon Index is a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan.

(5)	Since inception performance for the index is shown from January 1, 2006.

ING INDEX PLUS INTERNATIONAL EQUITY FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1) Includes twelve industries, which each represents < 1.3% of net assets.

Portfolio holdings are subject to change daily.

ING Index Plus International Equity Fund (the “Fund”) seeks to exceed the benchmark for developed markets outside the United States (the MSCI EAFE) while maintaining a market level of risk and characteristics comparable to the index. The Fund is managed by Carl Ghielen and Martin Jansen, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: From December 21, 2005, the inception of the Fund, to April 30, 2006 the Fund’s Class A shares, excluding sales charges, provided a total return of 12.20% compared to the MSCI EAFE Index, which returned 14.78% for the same period.

Portfolio Specifics: The Fund’s strategy is designed to add value to the MSCI EAFE benchmark through bottom-up security selection on the basis of customized sector models while maintaining approximate benchmark weights of countries, sectors and industries represented in the benchmark. The active risk is substantially controlled by the relatively large number of securities in the Fund (between 340 and 430). As a first step, the best ranked 200 stocks are selected for inclusion across countries, sectors and industries. To ensure that appropriate index weights and an index-like profile are maintained, an additional 140-230 of the next most attractive securities are added. The Fund is rebalanced monthly to maintain the desired tilt to stocks ranking well in the individual sectors and industries represented in the benchmark.

The Fund’s return underperformed the benchmark in the six months ended April 30, 2006. Apart from the negative impact of residual cash in a strongly rising market, this shortfall was attributable almost entirely to value lost within the sectors, as by design the country and sector neutral construction of the portfolio does not add value.

The predictive power of the individual factors included in each of the international sector models for a particular reporting period substantially determines the stock selection result in each sector. For this reporting period, our positioning in the financials had the largest negative impact, due largely to adverse ranking outcomes of the change in return on invested capital and historic price/earnings ratio factors used in the sector model. The earnings and cash flow variables used in the health care and industrial sectors also detracted from the outcome, as did the earnings momentum and price reversal factors in the consumer discretionary sector. On the positive side, our ranking model in materials proved especially effective as earnings, cash flow and dividend yield factors combined to select stocks successfully. The change in return on invested capital and EBITDA/price factors drove successful stock selection in the energy sector. The selection results from the utilities, telecommunication services, and consumer staples sectors also contributed marginally.

Current Strategy and Outlook: By design, the Fund maintains approximate benchmark weights of the countries, economic sectors and industries constituting the MSCI EAFE, and is expected to track the benchmark relatively closely. Stock selection flows from the in-sector/industry ranking models. Fund construction and risk control seek to ensure the characteristics of the Fund remain within an acceptable band around the benchmark. Our most attractively ranked stocks may have individual overweights of up to 100 basis points, while for risk control purposes the maximum allowable underweight per security is 50 basis points. Within this context, the Fund currently has a modest tilt towards lower valuation and smaller capitalization stocks and has a resultant modest focus on stocks linked primarily to local economies. The current portfolio of stocks has generated an historic earnings growth slightly higher than the index, and carries a dividend yield similar to the index.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS INTERNATIONAL EQUITY FUND

Cumulative Total Returns for the Periods Ended April 30, 2006

	Since Inception		Since Inception
	of Class A & I		of Class B & C
	December 21, 2005		January 12, 2006

Including Sales Charge:
Class A(1)	5.75%		—
Class B(2)	—		2.38%
Class C(3)	—		6.29%
Class I	12.20%		—
Excluding Sales Charge:
Class A	12.20%		—
Class B	—		7.38%
Class C	—		7.29%
Class I	12.20%		—
MSCI EAFE® Index(4)	14.78	%(5)	14.78	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Fund against the Index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	Since inception performance for the index is shown from January 1, 2006.

ING INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

Japan	22.6%
United Kingdom	18.4%
Germany	8.8%
United States	8.1%
Switzerland	7.4%
France	7.2%
Australia	3.9%
Netherlands	3.5%
Belgium	2.5%
Finland	2.3%
Hong Kong	2.3%
1.3%-2.1% Industries(1)	10.6%
<1.3% Industries(2)	4.3%
Other Assets and Liabliites, Net*	(1.9)%

*          Includes securities lending collateral.

(1)      Includes seven countries, which each represents 1.3%-2.1% of net assets.

(2)      Includes five countries, which each represents <1.3% of net assets.

Portfolio holdings are subject to change daily.

ING International Fund (the “Fund”) seeks long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. Before April 28, 2006, Philip Schwartz, CFA and Richard Saler managed the Fund, ING Investment Management Co. — the Sub-Adviser.*

Performance: For the six-month period ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 22.48% compared to the MSCI EAFE Index, which returned 23.10% for the same period.

Portfolio Specifics: Rising investor confidence and an improving economic outlook in Europe and Japan led to a strong advance of the cyclically sensitive sectors.

Our regional positioning proved successful during the period as the Fund benefitted from our allocation to emerging market stocks. Our move from an underweight of developed Asia to a modest overweight position added to performance. We remained underweight Europe as well, which also proved effective. Stock selection was particularly beneficial within developed Asia and Japan during this period but it was weak in European Markets.

However, our sector strategy reacted negatively while we obtained positive results from successful stock selection. The positive contributions from our overweight of the financials and underweight of the telecom services sectors were offset by our underweight of the strong industrials sector. Positive selection outcome came mainly from stocks within the materials, telecom services and financials sectors. The sectors that detracted most from value were the health care, energy and utilities sectors.

At the security level, one of our largest contributions came from our holding in Nordea Bank AB, a Swedish bank, following announcements of higher profits and an increased dividend. Another positive contributor was Amada Co. Ltd., a Japanese industrial company, following increased income due to higher orders as both domestic and overseas capital expenditures hit higher levels. Another significant individual contributor was NHN Corp., a Korean web search engine, due mostly to rumors that Google was going to initiate a hostile takeover of the firm. Among the major detractors were Cadbury Schweppes, and British telecom company, Vodafone Group PLC, after a decrease in profits. Another negative contributor was Acom Co. Ltd., a Japanese consumer finance firm after the Japanese government announced plans to limit consumer lending.

Current Strategy and Outlook: Uri Landesman assumed responsibility for management of the Fund on May 1, 2006, the day following the last day of the period covered by this report. As portfolio manager he intends to reshape the Fund profile toward large cap growth stocks. Accordingly, we expect that the fundamental characteristics of the portfolio will be consistent with an emphasis on companies with earnings growth rates that are faster than the average for companies in broad international benchmarks such as the MSCI EAFE International Index. Further, stock selection screens will rank stocks on the basis of free cash flow generation, earnings momentum and price momentum to determine a shorter list of purchase candidates for more intensive analysis. Ultimately, the portfolio will differ from its starting point in several ways. For instance, faster rates of growth suggest that price-to-book value, price-to-cash flow and price-to-earnings ratios will be higher, and dividend yield will be lower, features that are consistent with a growth-biased portfolio. We also expect average market capitalization to be lower than that of the original portfolio. Generally the Fund will assume a regionally neutral stance, but we expect to maintain overweight positions in growth-oriented sectors such as consumer discretionary, health care and information technology. Conversely, we intend to maintain underweight positions in more value-oriented sectors such as energy, financials and utilities.

Over very long periods, the outlook for an international growth strategy is not materially different from a core strategy. However, over shorter periods, the growth strategy tends to be favored when investors prefer high quality companies and when international economies and markets are healthy and the portfolio benefits from expanding stock valuations and reported growth rates that exceed analyst estimates. In any event, we believe the emphasis on growth stocks will provide dependable opportunities to provide good performance in most market environments.

*  As of May 1, 2006 Uri Landesman, head of international equity, is managing the Fund.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

				Since Inception		Since Inception		Since Inception		Since Inception
				of Class B		of Class C		of Class Q		of Class I
	1 Year	5 Year	10 Year	August 22, 2000		September 15, 2000		February 26, 2001		January 15, 2002

Including Sales Charge:
Class A(1)	24.18%	5.61%	7.50%	—		—		—		—
Class B(2)	25.66%	5.53%	—	2.31%		—		—		—
Class C(3)	29.56%	5.85%	—	—		3.42%		—		—
Class I	32.07%	—	—	—		—		—		12.67%
Class Q	31.76%	6.91%	—	—		—		6.40%		—
Excluding Sales Charge:
Class A	31.73%	6.88%	8.14%	—		—		—		—
Class B	30.66%	5.85%	—	2.46%		—		—		—
Class C	30.56%	5.85%	—	—		3.42%		—		—
Class I	32.07%	—	—	—		—		—		12.67%
Class Q	31.76%	6.91%	—	—		—		6.40%		—
MSCI EAFE® Index(4)	34.00%	9.59%	7.03%	5.49	%(5)	5.49	%(5)	9.26	%(6)	15.31	%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 1%, respectively, for the 1 year and since inception returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	Since inception performance for the index is shown from September 1, 2000.

(6)	Since inception performance for the index is shown from March 1, 2001.

(7)	Since inception performance for the index is shown from January 1, 2002.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

Prior to July 26, 2000, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL CAPITAL APPRECIATION FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1) Includes four countries, which each represents 1.6%-2.1% of net assets.

(2) Includes eight countries, which each represents < 1.6% of net assets.

Portfolio holdings are subject to change daily.

ING International Capital Appreciation Fund (the “Fund”) seeks capital appreciation through equity securities of companies located in a number of different countries other than the U.S. The Fund is managed by Thomas Tibbles, CFA, Portfolio Manager, Barry A. Lockhart, CFA, Trevor Graham, CFA, and Patrick Tan, Hansberger Global Investors (“HGI”) — the Sub-Adviser.

Performance: From December 21, 2005, the inception of the Fund, to April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.40% compared to the Morgan Stanley Capital International (“MSCI”) All Country World Ex U.S. Index, which returned 15.42% for the same period.

Portfolio Specifics: Looking back over the first four months since inception of the Fund, the period provided favorable returns for international equity investors. All sectors and regions provided positive absolute returns. Emerging Markets led the way regionally and from a sector perspective, the Energy, Industrials, Materials and Utilities sectors were the strongest performing sectors on an absolute basis.

Hansberger’s Growth strategy invests in companies that are industry leaders that have the ability to generate sustainable earnings growth. Our analytical resources are dedicated to those companies that, in our view, have demonstrated sustainable competitive advantages in their industries. For the period under review smaller capitalization and lower quality names surged ahead and the Fund trailed these names that do not meet our strict investment criteria. In addition, several of our stocks under-performed the broad benchmark and detracted from both absolute and relative performance. The Fund’s overweight in Information Technology and stock selection in this sector also had a negative impact on performance. On a relative basis the Consumer Discretionary, Materials and Health Care Sectors joined Information Technology as the largest under-performers relative to the benchmark for the period while Industrials and Utilities were the top relative performing sectors for the Fund. The out-performance in Industrials and Utilities was driven by strong stock selection.

The Fund’s leading contributors to performance for the period came primarily from the Industrials, Energy and Materials sectors. The best performing stock was Denmark based Vestas Wind Systems (Industrials) followed by Brazilian based pulp producer Aracruz Celulose (Materials). The lagging contributors tended to come from an eclectic mix of stocks whose weakness tended to be company-specific. The worst performing stocks for the period under review were Nidec (InformationTechnology), followed by Carnival PLC (Consumer Discretionary).

Since the Fund has only recently been established, new cash contributions had a negative impact on performance. Also the decline of the US dollar relative to other benchmark currencies also had a negative impact on performance.

Current Strategy and Outlook: The remainder of 2006 brings many global economic factors into view. High energy and commodity prices (and their potential impact on inflation and interest rates), apparent structural imbalances in trade flows (and the concerns over the future of the current state of multi-lateral trade), potential currency fluctuations (specifically in the U.S. dollar and the Chinese renminbi) may prove to be a challenging environment for global financial assets; both equity and bonds. In addition, there still remains the geopolitical risk that is contained in the Iranian nuclear situation and Venezuela’s current political stance. We believe that balancing these risks is the fact that global growth continues to be quite strong and inflation, specifically wage inflation, remains relatively benign. What is clear in our opinion, however, is that a solid understanding of corporate fundamentals, market positioning, and growth at an individual company level is, and shall continue to be, the most effective way to consistently add value to Fund performance over the long term. The management team of the Fund will continue to monitor the situations of our high quality universe of companies in order to take advantage of opportunities to add stocks of these companies to the Fund at reasonable valuation levels.

In our opinion, the Fund continues to be structured favorably in the event that risk premiums widen in global equity markets in the future. The Fund remains slightly underweight in the Basic Materials and Industrials Sectors. This allows the Fund to be opportunistic in these areas in the event that prices in high quality companies become attractive throughout the year. In interest rate sensitive areas, such as Financials and Utilities, the Fund is also positioned with a relative underweight versus the benchmark. The largest relative overweight positions in the Fund are currently Information Technology, Consumer Discretionary and Healthcare sectors, all of which are the result of a collection of very company specific growth profiles. In general, the Fund remains fully invested in equities of reasonably priced, high quality companies that have, in our view, demonstrated their ability to create their own opportunities for growth over the long term.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL CAPITAL APPRECIATION FUND

Cumulative Total Returns for the Periods Ended April 30, 2006

	Since Inception		Since Inception		Since Inception
	of Class A & I		of Class B		of Class C
	December 21, 2005		January 9, 2006		January 24, 2006

Including Sales Charge:
Class A(1)	3.11%		—		—
Class B(2)	—		0.30%		—
Class C(3)	—		—		5.13%
Class I	9.50%		—		—
Excluding Sales Charge:
Class A	9.40%		—		—
Class B	—		4.70%		—
Class C	—		—		6.13%
Class I	9.50%		—		—
MSCI All Country World ex US Index®(4)	15.42	%(5)	15.42	%(5)	7.90	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Fund against the Indicies indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)      Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)      Reflects deduction of the Class B deferred sales charge of 5%.

(3)      Reflects deduction of the Class C deferred sales charge of 1%.

(4)      The MSCI ACWI Ex US Index® measures the returns of equities of companies which are domiciled outside the U.S.

(5)      Since inception performance for the index is shown from January 1, 2006.

(6)      Since inception performance for the index is shown from February 1, 2006.

ING INTERNATIONAL REAL ESTATE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

Japan	21.3%
United Kingdom	14.7%
Hong Kong	14.6%
United States	14.2%
Australia	13.7%
France	4.9%
Canada	4.2%
Singapore	4.2%
Netherlands	2.7%
Germany	1.7%
Sweden	1.4%
Spain	1.3%
<1.3% Industries(1)	2.7%
Other Assets and Liabilities, Net	(1.6)%

(1)      Includes five countries, which each represents <1.3% of net assets.

Portfolio holdings are subject to change daily.

ING International Real Estate Fund (the “Fund”) seeks high total return. T. Ritson Ferguson, CFA, and Steven D. Burton, CFA have been jointly responsible for the day-to-day management of the Fund, ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: From February 28, 2006, the inception of the Fund, to April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.33% compared to the S&P/Citigroup World Property Index, ex-U.S., Index, which returned 6.10% for the same period.

Portfolio Specifics: International property stocks were up 5.46% for the period (two months) ended April 30, 2006, led by the European and Asian-Pacific property stocks which were up 7.5% and 5.6%, respectively. The Fund underperformed the benchmark return by 64 basis points during this period which begins with the inception date of the Fund.

Leading the Asia-Pacific region were property companies in Hong Kong and Japan which were up 8.4% and 5.5%, respectively. Hong Kong property stocks rallied on an increased sense that interest rate increases are nearing an end in the intermediate future. An exception to this were Hong Kong-based companies focused on mainland China. These companies performed poorly as a result of the late-in-April announcement by the Chinese government that one-year interest rates would be increased by 27 basis points to 5.85%.

The Japanese property stocks were up on continued evidence of economic recovery. Macro economic positives in Japan included a consumer price index which increased for the fifth consecutive month, fiscal year 2006 projected GDP which was revised up by the Bank of Japan in its semi-annual review to 2.4% from 1.8%, and a jobless rate which remained unchanged at 4.1% in March (lowest level in seven years). Property industry data indicated continued improved trends with: 1) vacancies in Tokyo which fell to their lowest level in nine years in March at 3.41% versus 3.67% the prior month, and 2) record profits reported by a dominant Tokyo-based developers, Mitsui Fudosan, which acts as a relevant indicator for industry trends.

Europe was led by continental Europe which was up 9.3% for the two months ended April 30, 2006. New company formation marked the European sector with the initial public offering (“IPO”) of French diversified company Icade, which is the real estate group within France’s Caisse des Depots et Consignations (a large financial services company). The company’s property mix is approximately 50% residential and 50% commercial (industrial and office) largely in the Paris metropolitan area. Total equity market capitalization is approximately 2.5 billion euros. This IPO is significant in that it brings a seasoned, proven property company to the public universe. Attention is now shifting to Germany which is under active discussion of legislating a REIT-type structure. The Wall Street Journal reported on April 5, 2006 “Germany is gearing up to structure its real-estate investment trusts to outmaneuver their U.K. counterparts in luring investors. Real-estate experts say German REITs are likely to offer a more flexible alternative to U.K. REITs.” A REIT structure is anticipated in Germany by 2007 in addition to U.K. REITs which have already been announced.

The U.S. dollar (USD) generally weakened sharply versus other major currencies primarily during the month of April. The USD in April weakened by 6.0% versus the Australian dollar, 5.1% versus the British pound, 4.3% versus the euro, and 3.5% for the Japanese yen. A weakening U.S. dollar benefits an investor in the Fund as returns translated from the strengthening currency convert to more U.S. dollars once converted back.

Current Strategy &Outlook: International property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. Valuation disparities continue to provide investment opportunities to an investor with a global scope. Through an average 2%-3% dividend yield plus 6%-9% prospective annual earnings growth, international property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL REAL ESTATE FUND

Cumulative Total Returns for the Periods Ended April 30, 2006

	Since Inception
	of Classes, A, B, C & I
	February 28, 2006

Including Sales Charge:
Class A(1)	(0.73)%
Class B(2)	0.35%
Class C(3)	4.23%
Class I	5.46%
Excluding Sales Charge:
Class A	5.33%
Class B	5.35%
Class C	5.23%
Class I	5.46%
S&P/Citigroup World Property Index, ex U.S. Index(4)	6.10	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Fund against the Indicies indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)      Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)      Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)      Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)      The S&P/Citigroup World Property Index, ex U.S., is an unmanaged market-weighted total return index which consists of many companies from developed markets, excluding the United States, whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

(5)      Since inception performance for the index is shown from March 1, 2001.

ING INTERNATIONAL SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

*          Includes securities lending collateral.

(1)      Includes six countries, which each represents 1.0%-2.2% of net assets.

(2)      Includes fourteen countries, which each represents < 1.0% of net assets.

Portolio holdings are subject to change daily.

ING International SmallCap Fund (the “Fund”) seeks to provide capital appreciation through investments of assets in securities of small companies. The Fund is co-managed by John Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer and Matthew J. Cohen, CFA, Senior Vice President and Portfolio Manager, Acadian Asset Management Inc, — the Sub-Adviser.

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 29.76% compared to the MSCI EAFE Small Cap Index, which returned 28.60% for the same period.

Portfolio Specifics: Strong stock selection in Australia offset the smaller amount of value lost to a country overweighting. Materials holding Zinifex was the top contributor to value added to the Fund’s overall performance. Active allocations to China and Turkey contributed meaningfully to benchmark-relative return, exposing the Fund to some top-performing holdings in the energy sector. Stock selection in Germany was also a positive contributor. Positions in capital equipment holding SolarWorld, steel producer Salzgitter and technology company Wincor were major contributors in this market. Stock-level performance in the U.K. was strong, with distributor Pendragon leading the Fund’s group of holdings in this market. A combination of stock- and country-level performance delivered good returns in the Netherlands. Capital equipment holdings such as industrial machinery maker Stork were among the top-contributing stocks for the period. Stock selection in Italy contributed additionally to return, while the combination of stock selection and a market underweight to Finland also generated excess return. In Switzerland, stock selection delivered positive relative return, with insurer Baloise leading the Fund’s holdings in this market.

Underperformance in Japanese stocks had the greatest negative effect on the Fund’s performance during the period. Holdings such as automotive retailer Tonichi Carlife trailed the benchmark significantly, while a lack of positioning in Japan Steel Works was also costly. Lack of exposure to the Japanese technology sector also detracted notably. The Fund was also not exposed to the surging Norwegian energy sector, a positioning that detracted significantly from return. Other missed opportunities for the Fund included DNO and Petroleum GEO. A country underweighting in Sweden detracted from return as well as a lack of positioning in the materials stock Boliden, and some other strong performers in the Swedish finance sector. Stock selection in Denmark cost the Fund additional active return, as holdings, including trucking service DSV and Sydbank, trailed the benchmark most significantly. Stock-level performance in Greece was also a negative factor as the Fund missed opportunities to add value with strong benchmark stocks such as Hellenic Technodom.

Current Strategy and Outlook: Country weightings are driven by bottom-up stock selection. The Fund is currently overweighted in Australia, Denmark and France and actively allocated to Canada, Turkey, Korea and China. Significant underweightings include the U.K., Sweden and Norway. Our bottom-up process has led the Fund to focus on materials, durables and energy stocks.

We are positive on almost all markets in Europe. The region’s attractiveness is based on several key factors. Inflation remains controlled and Europe’s major economies have shown encouraging signs of continued, if moderate, growth. In our view, corporate profitability is improving and valuations are reasonable. Norway and other Scandinavian markets top our forecasts with attractive valuations and strong earnings trends. The U.K. is the strongest of the larger markets given high value and earnings factor scores across most sectors, particularly in energy, banking and materials. However, it is important to note that the unusually high cost of transacting in the U.K. market tends to reduce the number of U.K. stocks that enter Acadian-managed Funds, due to the cost control component of our investment process. France and Italy have recently strengthened in our ranking given solid earnings expectations in energy and banking. Germany is also favorable — a view that is supported by positive fundamentals such as robust business confidence and strong exports. Australia also looks positive on the continued expected outperformance of the materials sector, especially given the record high prices the sector has seen recently.

Many emerging markets are positively ranked in our process as the asset class continues to exhibit signs of growth and improving economic fundamentals. Venezuela, Turkey, Malaysia and Russia appear the most positive in our framework.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL SMALLCAP FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

				Since Inception
				of Class I
	1 Year	5 Year	10 Year	December 21, 2005

Including Sales Charge:
Class A(1)	41.24%	11.32%	16.09%	—
Class B(2)	43.88%	11.69%	16.07%	—
Class C(3)	47.88%	11.93%	16.04%	—
Class I	—	—	—	19.78%
Class Q	50.19%	13.02%	17.09%	—
Excluding Sales Charge:
Class A	49.84%	12.65%	16.78%	—
Class B	48.88%	11.94%	16.07%	—
Class C	48.88%	11.93%	16.09%	—
Class I	—	—	—	19.78%
Class Q	50.19%	13.02%	17.09%	—
MSCI EAFE SmallCap Index(4)	43.57%	20.12%	5.39%	15.96	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)      Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)      Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)      Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)      The MSCI EAFE SmallCap Index is an unmanaged, market-weighted index that represents the smallcap segments in 21 developed equity markets outside of North America.

(5)      Since inception performance for the index is shown from January 1, 2006.

Prior to March 1, 2005, the Fund was advised by a different sub-adviser.

ING INTERNATIONAL VALUE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

Japan	17.7%
United Kingdom	16.9%
Germany	11.0%
Netherlands	8.6%
France	8.4%
Switzerland	5.5%
Italy	5.0%
South Korea	4.9%
Brazil	4.4%
Singapore	3.4%
Spain	3.4%
<2.0% Countries(1)	10.9%
Other Assets and Liablilities, Net*	(0.1)%

(1) Includes nine countries, which each represents <2.0% of net assets.
* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

ING International Value Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations. The Fund is managed by Brandes Investment Partners, L.P. — the Sub-Adviser. Brandes’ Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

Performance: For the six-month period ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 23.13% compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE®”), which returned 23.10% for the same period.

Portfolio Specifics: Gains for positions in commercial banking, electric utilities, and insurance made positive contributions to returns for the period ended April 30, 2006. Holdings in these industries posting gains included Mitsubishi UFJ Financial Group (Japan — commercial banking), Eletrobras (Brazil — electric utilities), and Zurich Financial Services (Switzerland — insurance).

Japan, the United Kingdom, and Germany helped drive the Fund’s returns. Top performers from these countries included Sony (Japan — household durables), Marks & Spencer (United Kingdom — multiline retail), and Volkswagen (Germany — automobiles). Holdings from other countries making positive contributions to performance included Electricite de France (France — electric utilities) and Akzo Nobel (Netherlands — chemicals).

On a relative basis, the Fund benefited from stock selection in the wireless telecommunication services industry and an lack of exposure to the oil, gas & consumable fuels industry. Conversely, the Fund’s overweight exposure to the diversified telecom services industry and underweight exposure to the capital markets industry detracted from relative performance.

Note that the Fund’s industry exposure is a result of a focus on fundamentals and valuations of individual companies. We invest in firms that we believe offer a “margin of safety” — companies selling at a price below our estimate of fair value. This often involves investing in unpopular firms and industries. Industry exposures are substantially driven by stock selection, and not by any “industry allocation” decision. For example, many companies in the oil gas & consumable fuels industry are selling at what we believe to be overly optimistic prices.  We believe quality businesses with attractive margins of safety represent compelling opportunities for long-term gains.

Current Strategy and Outlook: During the six-month period, we sold our positions in companies such as Matsushita Electric Industrial (Japan — household durables), Sumitomo Mitsui Financial Group (Japan — commercial banking), and Mitsubishi Heavy Industries (Japan — machinery) as their market prices advanced toward our estimates of intrinsic value. We established new positions in select names, including United Microelectronics (Taiwan — semiconductors & semiconductor equipment) and Tyco International (Bermuda — industrial conglomerate) at prices we consider attractive.

While we monitor short-term events in international markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term “market news” provides useful information to investors.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	5 Year	10 Year	Since Inception of Class B April 18, 1997		Since Inception of Class Q January 24, 2000		Since Inception of Class I June 18, 2001
Including Sales Charge:
Class A(1)	26.23%	10.06%	13.51%	—		—		—
Class B(2)	28.08%	10.32%	—	13.17%		—		—
Class C(3)	32.06%	10.59%	13.41%	—		—		—
Class I	34.45%	—	—	—		—		13.65%
Class Q	34.15%	—	—	—		10.15%		—

Excluding Sales Charge:
Class A	33.95%	11.37%	14.19%	—		—		—
Class B	33.08%	10.59%	—	13.17%		—		—
Class C	33.06%	1059%	13.41%	—		—		—
Class I	34.45%	—	—	—		—		13.65%
Class Q	34.15%	—	—	—		10.15%		—
MSCI EAFE Index®(4)	34.00%	9.59%	7.03%	7.91	%(5)	4.82	%(6)	11.69	%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Fund against the Indicies indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)	The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed or exchanges in Europe, Australasia and the Far East.

(5)	Since inception performance for index is shown from May 1, 1997.

(6)	Since inception performance for index is shown from February 1, 2000.

(7)	Since inception performance for index is shown from July 1, 2001.

ING INTERNATIONAL VALUE CHOICE FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1) Includes five countries, which each represents < 2.1% of net assets.

Portfolio holdings are subject to change daily.

ING International Value Choice Fund (the “Fund”) focuses on long-term capital appreciation by investing primarily in foreign equity securities of issuer located in a number of countries outside the U.S. The Fund is managed by Paul Hechmer, Managing Director and International Portfolio Manager, Tradewinds NWQ Global Investors, LLC — the Sub-Adviser, a newly formed affiliate of NWQ Investment Management Company, LLC.

Performance: For the six months ended April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 18.53% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index, which returned 23.10% for the same period.

Portfolio Specifics: The Fund posted strong absolute returns in the referenced period, but underperformed its benchmark. Global markets performed strongly, with impressive returns coming from all regions and the Fund participated in these market returns and the returns generated from a weaker US dollar, in particular in the first four months of 2006. As a bottom-up stock specific manager, we continued to find opportunities which fit our criteria of attractive valuations and strong franchises. A good example is the Materials sector, which was the main contributor to the Fund’s absolute performance. Many commodities hit multi-year highs and stocks related to these commodities performed well as a result. In particular, we were helped by Lonmin, a UK based platinum company, Barrick Gold of Canada and Anglo American a diversified mining company, all of which posted impressive returns. Two primary factors contributed to the Fund’s underperformance during the period — an overweight in the Telecommunications sector and individual security selection in the Consumer Discretionary sector. In Telecommunications there is good value in the names the Fund held, all of which are strong franchises; however, names such as NTT of Japan and Belgacom detracted from returns. In the Consumer Discretionary sector, Fund performance suffered due to Premiere, the German pay TV company, which lost the right to broadcast key content in Germany. The Fund continues to hold the name, believing that the share price has fallen well below the intrinsic value of this market leading company. The Fund was also hurt by its holding in Northern Foods, a British food company in the Consumer Staples sector.

Regionally, an overweight in Japan aided returns, but the type of companies held, in our view, strong franchises with generally strong balance sheets, lagged the overall market return in Japan. The Fund’s emerging markets exposure, in particular through South African materials was a positive contributor to returns. In addition the Fund’s lack of exposure to the European financials sector also detracted from relative performance.

Current Strategy and Outlook: Overall market performance would appear to have outpaced the fundamental underlying improvement in business conditions. Further, interest rates appear to be on a northward trend in most major markets around the world. Either or both of these forces could present headwinds to further strong performance in the equity markets. Nevertheless, our investment universe is extremely broad, and comprised of economies in varied stages of the economic cycle. In our view, Japan continues to rebound from 15 years of recession, Europe continues to react positively to the increased competitive environment that the European Union brings with it, and the emerging markets continue to grow very rapidly. In such an environment we continue to be optimistic that good opportunities can still be found.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL VALUE CHOICE FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	Since Inception of Classes A and B February 1, 2005		Since Inception of Class C February 4, 2005		Since Inception of Class I December 21, 2005
Including Sales Charge:
Class A(1)	23.01%	15.46%		—		—
Class B(2)	24.28%	17.01%		—		—
Class C(3)	28.37%	—		20.33%		—
Class I	—	—		—		12.14%

Excluding Sales Charge:
Class A	30.48%	21.10%		—		—
Class B	29.28%	20.10%		—		—
Class C	29.37%	—		20.33%		—
Class I	—	—		—		12.14%
MSCI EAFE® Index(4)	34.00%	25.86	%(5)	25.86	%(5)	14.78	%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)	The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)	Since inception performance for index is shown from February 1, 2005.

(6)	Since inception performance for index is shown from January 1, 2006.

ING PRECIOUS METALS FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

Canada	69.2%
United States	14.7%
United Kingdom	5.6%
South Africa	5.0%
Australia	4.2%
Papua New Guinea	4.0%
Peru	1.0%
Cayman Islands	0.4%
Other Assets and Liabilities, Net	(4.1)%

Portfolio holdings are subject to change daily.

ING Precious Metals Fund (the “Fund”) seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar, as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world. James A. Vail, CFA, Senior Vice President and Portfolio Manager, manages the Fund, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six-month period ended April 30, 2006, the Fund’s class A shares, excluding sales charges, provided a total return of 65.82%, compared to 9.64% for the S&P 500® Index and to 46.87% for the Financial Times Gold Index.

Portfolio Specifics: Commodities in general and precious metals in particular showed strong price gains during the reporting period. Gold opened the period at $460 ounce and exited April at $655, a gain of 42%. Continued geopolitical uncertainty, record U.S. current account deficits and projections of declining mine supply helped push bullion higher. While jewelry demand softened in response to higher gold prices, exchange traded fund (ETFs) continued to attract new investment, which supported bullion prices. The star performer in precious metals was silver, which rose 85% as the SEC approved a silver-backed ETF subsequently listed on the American Stock Exchange (“AMEX”). Global inventories of silver are decreasing and the incremental demand from the silver-backed ETF is likely to drive prices even higher.

The Fund’s outperformance was a result of favorable stock selection, particularly in the gold sub-sector. Within gold, Agnico-Eagle Mines, Gammon Lake Resources and Yamana Gold were strong performers. The Fund also benefited from underweighting Barrick and Newmont Mining. Investing in the diversified metals and mining sector had a positive impact on absolute performance, particularly when Western Silver announced its pending acquisition by Glamis Gold. Other positive contributors were Glamis Gold, Kinross and Centerra Gold. However, our top holding, Shore Gold, fell in value over the period. During the last six months, it was rumored to be the target of a takeover by DeBeers which failed to materialize. Despite this, fundamentals remain attractive. Shore Gold possesses one of the most attractive diamond deposits in the world, in Canada. Exploration results continually increase the value of the property. In such strong markets our average cash holding of almost 5% significantly detracted from performance.

Current Strategy and Outlook: In the short term, we expect gold prices to consolidate between $600-650 per ounce as we enter the current period of seasonally slow demand, which extends into the third calendar quarter. We believe Christmas demand then reignites jewelry demand, usually pushing prices higher. Since the successful launch of the silver-backed ETF, we expect silver to consolidate around $13 per ounce before moving higher.

We expect longer-term gold prices to move to higher levels and mine supply to shrink until the end of the decade. Foreign bank displeasure with a weak U.S. dollar could cause a move to increase gold reserves. Comments from central banks in Argentina, China and Russia imply a fear of holding dollar-denominated debt, and may cause an increase in bullion reserves. Finally, unabated geopolitical tensions and associated distrust of paper currencies should keep demand robust for gold backed ETFs.

The Fund continues to focus on companies that demonstrate increasing metal production, along with potential exploration surprises. We seek to invest in companies capable of growing earnings and cash flow along with increasing value of assets in the ground. We continue to see opportunities across all precious metal categories.

PORTFOLIO MANAGERS’ REPORT	ING PRECIOUS METALS FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	99.21%	33.36%	6.11%

Excluding Sales Charge:
Class A	111.31%	34.43%	6.75%
S&P 500® Index(2)	15.42%	2.70%	8.94%
FT Gold Mines Index(3)	84.81%	28.66%	1.30%
Gold Bullion Commodity(4)	47.87%	19.61%	5.11%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Precious Metals Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

(3)

The FT Gold Mines Index® is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

(4)	GOLD BULLION IS NOT AN INDEX. It is a commodity.

ING RUSSIA FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of April 30, 2006

(as a percent of net assets)

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

ING Russia Fund (“the Fund”) seeks long term capital appreciation through investments primarily in equity securities of Russian companies. Samuel Oubadia, Senior Investment Manager — Emerging Markets equities, Bernard Mignon, Senior Investment Manager — Emerging Market Equities, JanWim Derks, Director — Head of Emerging Market equities, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: For the six months ended April 30, 2006 the Fund’s Class A shares, excluding sales charges, provided a total return of 63.30%. In the same period the Russian Trading System Index (RTS) returned 77.3%, and the MSCI Emerging Markets Index returned 37.6%.

Portfolio Specifics: In the most recent reporting period, Emerging Markets, as an asset class, performed very well. Against the backdrop of a high appetite for risky assets, and rising prices for oil and other commodities, Russian equities outperformed most of their peers in other emerging markets. The rally in Russia was fairly broad-based, as not only did the commodity stocks perform well, but so did most companies whose fortunes are tied to growth in personal consumption. This includes companies that operate in the financial services, media, and the retail sector.

Arguably the most closely followed story over the period under review was Gazprom. After years of promises that foreign investors would eventually be allowed to invest in the world’s largest producer of natural gas, the restrictions that prevented them from doing so were finally removed. As such, foreign investors were allowed to purchase Gazprom’s local shares in early 2006. This, coupled with the high price for natural gas, led to a 127.5% increase in Gazprom shares over the relevant period. The Russia Fund had exposure to Gazprom even prior to the removal of the trading restrictions, and was essentially overweight for most of the period. However, after a rebalancing of the RTS Index in March, Gazprom entered the index for the first time with a weighting of over 15.0%. The Fund has since increased its position in Gazprom, but has held an underweight position since the rebalancing.

Another stock that performed very well was Sberbank. Sberbank is Russia’s largest commercial bank, and also operates the country’s largest retail network. In the last few quarters, the bank has consistently released financial results that have beaten consensus estimates. The bank has seen strong growth in lending, and boasts a return-on-equity above most of its peers in the region of Central and Eastern Europe. As a result, Sberbank shares rose 103.3% in the most recent six-month period. Over most of this period, Sberbank was among the Russia Fund’s top three holdings. Nevertheless, given the stock’s large weighting in the RTS Index, the Russia Fund was still underweight Sberbank

In recent months, Russia’s mobile telecommunications sector has underperformed broader market. However, Vimpelcom (VIP), one of the country’s two main cellular operators, has had to deal with a separate issue at the same time. The company’s two main strategic shareholders have been at odds over their operations in Ukraine. Specifically, one shareholder would like to merge VIP with its Ukrainian subsidiary, while the other shareholder is opposed. Some investors feared that this dispute would eventually have an effect on VIP’s day-to-day operations. The company’s shares rose 16.5% over the relevant period. As the Russia Fund held an overweight position in VIP, this hurt the Fund’s performance.

Current Strategy and Outlook: The RTS Index ended the month of April close to its all-time high. The market has gained about 50.0% since the start of this calendar year, making it one of the best performing emerging markets on a year-to-date basis. While this is underpinned by Russia’s strong economic performance, it is also driven by the huge inflows into the Emerging Markets asset class, with Russia being one of the largest beneficiaries of these inflows. Although, in our view, the economic outlook for Russia remains quite positive, some form of market correction would not be entirely unexpected. The main risk remains the prospect of higher inflation in the US, and subsequently higher that anticipated interest rates in the US.

As has been the case, the Russia Fund will maintain its underweight position in the Energy sector. The underweight will be even larger given Gazprom’s large weight in the RTS index. Nevertheless, the absolute exposure to the Energy sector will remain quite high. The Fund will continue to look for opportunities in sectors that may be difficult to gain exposure to through Russian equities. In such cases, the Fund will attempt to gain this exposure through non-Russian companies that derive a significant portion of their revenue in Russia.

PORTFOLIO MANAGERS’ REPORT	ING RUSSIA FUND

Average Annual Total Returns for the Periods Ended April 30, 2006

	1 Year	5 Year	Since Inception July 3, 1996
Including Sales Charge:
Class A(1)	107.87%	48.43%	18.85%

Excluding Sales Charge:
Class A	120.52%	50.19%	19.57%
MSCI EM IndexSM(2)	15.42%	2.70%	8.77	%(3)
Russian Trading System Index(4)	151.87%	55.74%	23.72	%(3)
Moscow Times Index(5)	171.05%	61.49%	29.10	%(3)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Russia Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)

The MSCI EM IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. The MSCI EM IndexSM more closely tracks the types of securities in which the Fund invests than the Moscow Times Index and the Russian Trading System Index.

(3)	Since inception performance for index is shown from July 1, 1996.

(4)

The Russian Trading System Index is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

(5)	The Moscow Times Index is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

ING EMERGING MARKETS FIXED INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of April 30, 2006

(as a percent of net assets)

(1) Includes four countries, which each represents 1.9%-2.3% of net assets.

(2) Includes six countries, which each represents < 1.9% of net assets.

Portfolio holdings are subject to change daily.

ING Emerging Markets Fixed Income Fund (the “Fund”) seeks to maximize total return through investments in debt securities of issuers located or primarily conducting their business in emerging market countries. The Fund is managed by Rob Drijkoningen and Gorky Urquieta, Portfolio Managers, ING Investment Management Advisors B.V. — the Sub-Adviser.

Performance: From December 21, 2005, the inception of the Fund, to April 30, 2006, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.87% compared to the JPMorgan Emerging Markets Bond Index Global Diversified, which returned 1.69% for the same period.

Portfolio Specifics: In the first four months of 2006, emerging market spreads came in strongly from 246 basis points over Treasuries to 187 basis points, despite US 10-year Treasury yields rising about 0.6%. Three factors were behind the strong decline in spreads. First, there was continuous creditworthiness improvement of the asset class, as can be seen from strong economic data and the continuously improving ratings from Moody’s and S&P. Second, there was the ease with which countries managed to secure most of their 2006 financing needs. And finally, the demand for emerging market debt has continued with a strong influx of new money. Expectations are for new money inflows to match last year’s high level.

In this environment riskier countries performed best, and as a result Latin America was the best performing region. Argentina and Ecuador performed very well, as they offer high yields and limited short term risks, with Argentina growing more strongly than expected and Ecuador managing to secure its funding for 2006. But also for Venezuela, Dominican Republic and Brazil spreads came in significantly as economic developments continued to be supportive and risk was re-evaluated. Asia managed to perform reasonably well on the back of its high-yielders Philippines, Indonesia and Pakistan while low-yielders, such as issuers in Malaysia, reflected the move in U.S. Treasuries. Eastern Europe witnessed little spread change and only reflected U.S. Treasury weakness.

The Fund outperformed the benchmark strongly. The overweight in Argentina, Ivory Coast and Venezuela, as well as underweights in China and Malaysia, added most to the Fund’s performance. The Fund also benefited from its strong top-down spread duration overweight versus the benchmark. Detractors of performance were the overweight in Russia and in Ukraine, where election and political developments affected prices.

During the period, we increased exposure to the Dominican Republic, Brazil, Turkey and Philippines. We reduced exposure to Mexico, Malaysia and Panama. Also, we first sold, and later re-bought securities of issuers in Peru as there were trading opportunities around the election noise.

Current Strategy and Outlook: In May the market sold off, as risk aversion hit global (emerging) equity markets. The EM index spread has widened about 30 basis points from the end of April. Global economic growth expectations however remain elevated, and we believe favorable economic conditions in emerging markets overall will continue. We view current valuations as somewhat tight, but the market has a possibility of allowing fundamentals (and credit ratings) to play catch-up. We expect continued inflows into the asset class, and see a significant adjustment as unlikely. Most countries have financed a large part of their 2006 needs, while balance of payments developments are also still positive in emerging markets. Besides that, the option of investing in emerging markets has to be weighed against the option of investing in mature markets, where several caveats apply. In the medium term, the outcome of the elections in some countries in Latin-America could raise tensions. In this respect, Brazil remains a very important benchmark to monitor; so far it has played a very positive role.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING MARKETS FIXED INCOME FUND

Cumulative Total Returns for the Periods Ended April 30, 2006

	Since Inception of Class A December 21, 2005		Since Inception of Class B January 4, 2006		Since Inception of Class C March 1, 2006	Since Inception of Class I February 7, 2006
Including Sales Charge:
Class A(1)	(2.10)%		—		—	—
Class B(2)	—		(3.04)%		—	—
Class C(3)	—		—		(2.90)%	—
Class I	—		—		—	0.91%

Excluding Sales Charge:
Class A	3.87%		—		—	—
Class B	—		1.96%		—	—
Class C	—		—		(1.92)%	—
Class I	—		—		—	0.91%
JP Morgan Emerging Markets Bond Index Global Diversified(4)	1.69	%(6)	1.69	%(6)	(1.66)%	0.39	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Emerging Markets Fixed Income Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)	Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3)	Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)

The JPMorgan Emerging Markets Bond Index Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index (“EMBI”) Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.

(5)	Since inception performance for index is shown from February 1, 2005.

(6)	Since inception performance for index is shown from January 1, 2006.

ING DIVERSIFIED INTERNATIONAL FUND	PORTFOLIO MANAGERS’ REPORT

ING Diversified International Fund (the “Fund”) seeks long term growth of capital by investing in a combination of underlying Funds according to a fixed formula. The Fund is managed by ING Investments, LLC, under the guidance of an Investment Review Committee*.

Portfolio Specifics: The Fund’s current approximate target investment allocations (expressed as a percentage of its net assets) among the Underlying Funds are set out below. As these are Target Allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

ING Diversified International Fund
International Core	40%
International Growth	18%
International Value	12%
International Small Cap	13%
Emerging Markets	17%

Assets will be allocated among funds and markets based on judgments made by ING Investments. The performance of the Fund reflects the performance of the underlying Funds in which it invests.

There is a risk that the Fund may allocate assets to a Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant returns or overweighted in assets or a market with significant declines.

The following tables illustrates the asset allocation of the underlying Fund’s, as of April 30, 2006.

Asset Allocation as of April 30, 2006 (as a percent of net assets)

Underlying Affiliated Funds		ING Diversified International Fund
ING Emerging Countries Fund - Class I	%	10.1
ING Foreign Fund - Class I	%	17.0
ING Index Plus International Equity Fund - Class I	%	30.0
ING International Capital Appreciation Fund - Class I	%	17.9
ING International SmallCap Fund - Class I	%	13.0
ING International Value Choice Fund Fund - Class I	%	12.0
	%	100.0

Portfolio holdings are subject to change daily.

* The members of the Investment Review Committee Committee are: Shaun Mathews, Stan Vyner, Laurie Tillinghast, and Bill Evans.

PORTFOLIO MANAGERS’ REPORT	ING DIVERSIFIED INTERNATIONAL FUND

The ING Diversified International Fund (the “Fund”) seeks to make your investment grow by investing in a combination of Underlying Funds according to a fixed formula that over time should reflect an allocation of approximately 100% in equity securities.

Cumulative Total Returns for the Periods Ended April 30, 2006

		Since Inception of the Fund December 21, 2005
Including Sales Charge:
Class A		7.54%
Class B		8.90%
Class C		12.90%
Class I		14.20%

Excluding Sales Charge:
Class A		14.10%
Class B		13.90%
Class C		13.90%
Class I		14.20%
MSCI All Country World ex US Index(2)	15.42	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Diversified International Fund against the MSCI All Country World ex US Index. The Index is unmanaged and has no cash in its portfolio, impose no sales charge and incur no operating expense. An investor cannot invest directly in the index. The Fund’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The Performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance of the index is shown from January 1, 2006.

(2)

The Morgan Stanley Capital (“MSCI”) All Country World ex U.S. Index is a broad-based unmanaged index comprised of equity securities in countries around the world, other developed countries and emerging markets, excluding the United States.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2005 to April 30, 2006.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2006*
ING Global Equity Dividend Fund
Actual Fund Return
Class A	$1,000.00	$1,183.00	1.40%	$7.58
Class B	1,000.00	1,178.50	2.15	11.61
Class C	1,000.00	1,179.70	2.15	11.62
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	1,014.13	2.15	10.74

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2006*
ING Global Real Estate Fund
Actual Fund Return
Class A	$1,000.00	$1,229.00	1.54%	$8.51
Class B	1,000.00	1,224.40	2.29	12.63
Class C	1,000.00	1,224.00	2.29	12.63
Class I	1,000.00	1,230.50	1.20	6.64
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,017.16	1.54%	$7.70
Class B	1,000.00	1,013.44	2.29	11.43
Class C	1,000.00	1,013.44	2.29	11.43
Class I	1,000.00	1,018.84	1.20	6.01

ING Global Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,180.90	1.85%	$10.00
Class B	1,000.00	1,177.40	2.50	13.50
Class C	1,000.00	1,177.30	2.50	13.50
Class Q	1,000.00	1,182.80	1.55	8.39
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,015.62	1.85%	$9.25
Class B	1,000.00	1,012.40	2.50	12.47
Class C	1,000.00	1,012.40	2.50	12.47
Class Q	1,000.00	1,017.11	1.55	7.75

ING Emerging Countries Fund
Actual Fund Return
Class A	$1,000.00	$1,270.00	1.93%	$10.86
Class B	1,000.00	1,265.90	2.68	15.06
Class C	1,000.00	1,265.70	2.68	15.06
Class I (a)	1,000.00	1,170.50	2.16	8.41
Class M	1,000.00	1,267.10	2.43	13.66
Class Q	1,000.00	1,271.20	1.81	10.19
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,015.22	1.93%	$9.64
Class B	1,000.00	1,011.50	2.68	13.37
Class C	1,000.00	1,011.50	2.68	13.37
Class I	1,000.00	1,010.19	2.16	7.79
Class M	1,000.00	1,012.74	2.43	12.13
Class Q	1,000.00	1,015.82	1.81	9.05

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Emerging Countries Fund, which reflects the 131-day period ended April 30, 2006 due to its Class I inception date of December 21, 2005).

(a)          Commencement of operations for Class I on December 21, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2006*
ING Foreign Fund
Actual Fund Return
Class A	$1,000.00	$1,268.70	1.65%	$9.28
Class B	1,000.00	1,264.20	2.40	13.47
Class C	1,000.00	1,263.80	2.40	13.47
Class I	1,000.00	1,270.30	1.30	7.32
Class Q	1,000.00	1,269.50	1.65	9.28
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.61	1.65%	$8.25
Class B	1,000.00	1,012.89	2.40	11.98
Class C	1,000.00	1,012.89	2.40	11.98
Class I	1,000.00	1,018.35	1.30	6.51
Class Q	1,000.00	1,016.61	1.65	8.25

ING Greater China Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,213.00	2.90%	$11.43
Class B	1,000.00	1,142.50	3.65	12.21
Class C	1,000.00	1,135.90	3.65	11.64
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,007.48	2.90%	$10.37
Class B	1,000.00	1,004.22	3.65	11.42
Class C	1,000.00	1,004.03	3.65	10.92

ING Index Plus International Equity Fund(b)
Actual Fund Return
Class A	$1,000.00	$1,122.00	1.15%	$4.38
Class B	1,000.00	1,073.80	1.90	6.48
Class C	1,000.00	1,072.90	1.90	6.47
Class I	1,000.00	1,122.00	0.90	3.43
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,013.82	1.15%	$4.16
Class B	1,000.00	1,010.19	1.90	6.28
Class C	1,000.00	1,010.19	1.90	6.28
Class I	1,000.00	1,014.72	0.90	3.25

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Greater China Fund, which reflects the 130-day period due to its Class A inception date of December 21, 2005, the 114-day period due to its Class B inception date of January 6, 2006, and 109-day period due to its Class C inception date of January 11, 2006, and for ING Index Plus International Equity Fund, which reflects the 131-day period due to its Class A and Class I inception date of December 21, 2006 and the 120-day period due to its Class B and Class C inception date of January 12, 2006).

(a)          Commencement of operations for Class A, Class B, and Class C on December 21, 2005, January 6, 2006, and January 11, 2006, respectively.

(b)         Commencement of operations for Class A and Class I on December 21, 2005 and for Class B and Class C on January 12, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2006*
ING International Fund
Actual Fund Return
Class A	$1,000.00	$1,224.80	1.66%	$9.16
Class B	1,000.00	1,220.00	2.41	13.27
Class C	1,000.00	1,220.20	2.41	13.27
Class I	1,000.00	1,226.50	1.27	7.01
Class Q	1,000.00	1,225.70	1.53	8.44
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.56	1.66%	$8.30
Class B	1,000.00	1,012.84	2.41	12.03
Class C	1,000.00	1,012.84	2.41	12.03
Class I	1,000.00	1,018.50	1.27	6.36
Class Q	1,000.00	1,017.21	1.53	7.65

ING International Capital Appreciation Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,094.00	1.50%	$5.59
Class B	1,000.00	1,047.00	2.25	7.00
Class C	1,000.00	1,061.30	2.25	6.10
Class I	1,000.00	1,095.00	1.25	4.66
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,012.47	1.50%	$5.38
Class B	1,000.00	1,008.36	2.25	6.87
Class C	1,000.00	1,007.23	2.25	5.94
Class I	1,000.00	1,013.36	1.25	4.48

ING International Real Estate Fund(b)
Actual Fund Return
Class A	$1,000.00	$1,054.30	1.50%	$2.62
Class B	1,000.00	1,053.50	2.25	3.92
Class C	1,000.00	1,052.30	2.25	3.92
Class I	1,000.00	1,054.60	1.25	2.18
all funds
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,005.95	1.50%	$2.56
Class B	1,000.00	1,004.67	2.25	3.83
Class C	1,000.00	1,004.67	2.25	3.83
Class I	1,000.00	1,006.37	1.25	2.13

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING International Capital Appreciation Fund, which reflects the 130-day period due to its Class A and Class I inception date of December 21, 2005, the 111-day period due to its Class B inception date of January 9, 2006, and the 96-day period due to its Class C inception date of January 24, 2006, and for ING Intermediate Real Estate Fund, which reflects the 62-day period due to its classes inception date of February 28, 2006).

(a)          Commencement of operations for Class A and Class I, Class B, and Class C on December 21, 2005, January 9, 2006, and January 24, 2006, respectively.

(b)         Commencement of operations for all classes on February 28, 2006.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio	Expenses Paid During the Six Months Ended April 30, 2006*
ING International SmallCap Fund
Actual Fund Return
Class A	$1,000.00	$1,297.60	1.69%	$9.63
Class B	1,000.00	1,293.20	2.34	13.30
Class C	1,000.00	1,293.50	2.34	13.31
Class I(a)	1,000.00	1,197.80	1.20	4.73
Class Q	1,000.00	1,298.80	1.47	8.38
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.41	1.69%	$8.45
Class B	1,000.00	1,013.19	2.34	11.68
Class C	1,000.00	1,013.19	2.34	11.68
Class I	1,000.00	1,013.64	1.20	4.34
Class Q	1,000.00	1,017.50	1.47	7.35

ING International Value Fund
Actual Fund Return
Class A	$1,000.00	$1,231.30	1.60%	$8.85
Class B	1,000.00	1,227.80	2.30	12.70
Class C	1,000.00	1,227.30	2.30	12.70
Class I	1,000.00	1,234.00	1.23	6.81
Class Q	1,000.00	1,231.90	1.48	8.19
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.86	1.60%	$8.00
Class B	1,000.00	1,013.39	2.30	11.48
Class C	1,000.00	1,013.39	2.30	11.48
Class I	1,000.00	1,018.70	1.23	6.16
Class Q	1,000.00	1,017.46	1.48	7.40

ING International Value Choice Fund
Actual Fund Return
Class A	$1,000.00	$1,185.30	1.68%	$9.10
Class B	1,000.00	1,178.60	2.43	13.13
Class C	1,000.00	1,179.70	2.43	13.13
Class I(a)	1,000.00	1,121.40	1.38	5.25
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.46	1.68%	$8.40
Class B	1,000.00	1,012.74	2.43	12.13
Class C	1,000.00	1,012.74	2.43	12.13
Class I	1,000.00	1,012.99	1.38	4.99

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING International SmallCap Fund and ING International Value Choice Fund, which reflects the 131-day period ended April 30, 2006 due to their Class I inception date of December 21, 2005).

(a)          Commencement of operations for Class I on December 21, 2005.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning Account Value November 1, 2005	Ending Account Value April 30, 2006	Annualized Expense Ratio		Expenses Paid During the Six Months Ended April 30, 2006*
ING Precious Metals Fund
Actual Fund Return	$1,000.00	$1,658.20	1.44%		$9.49
Hypothetical (Excluding Expenses)	$1,000.00	$1,017.65	1.44%		$7.20

ING Russia Fund
Actual Fund Return	$1,000.00	$1,633.00	2.03%		$13.25
Hypothetical (Excluding Expenses)	$1,000.00	$1,014.73	2.03%		$10.14

ING Emerging Markets Fixed Income Fund(a)
Actual Fund Return
Class A	$1,000.00	$1,038.70	1.25%		$4.54
Class B	1,000.00	1,019.60	2.00		6.42
Class C	1,000.00	980.80	2.00		3.26
Class I	1,000.00	1,009.10	1.00		2.26
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,013.36	1.25%		$4.48
Class B	1,000.00	1,009.53	2.00		6.39
Class C	1,000.00	1,004.93	2.00		3.30
Class I	1,000.00	1,008.99	1.00		2.26

ING Diversified International Fund(b)
Actual Fund Return
Class A	$1,000.00	$1,141.00	0.35	%**	$1.34
Class B	1,000.00	1,139.00	1.10	**	4.22
Class C	1,000.00	1,139.00	1.10	**	4.22
Class I	1,000.00	1,142.00	0.10	**	0.38
Hypothetical (Excluding Expenses)
Class A	$1,000.00	$1,016.69	0.35	%**	$1.27
Class B	1,000.00	1,014.00	1.10	**	3.98
Class C	1,000.00	1,014.00	1.10	**	3.98
Class I	1,000.00	1,017.59	0.10	**	0.36

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for ING Emerging Markets Fixed Income Fund, which reflects the 130-day period due to its Class A inception date of December 21, 2005, the 116-day period due to its Class B inception date of January 4, 2006, the 60-day period due to its Class C inception date of March 1, 2006, and the 82-day period due to its Class I inception date of February 7, 2006, and for ING Index Plus International Equity Fund, which reflects the 131-day period due to its classes inception date of December 21, 2006).

**          Expense ratios do not include expenses of the underlying funds.

(a)          Commencement of operations for Class A, Class B, Class C, and Class I on December 21, 2005, January 4, 2006, March 1, 2006, and February 7, 2006, respectively.

(b)         Commencement of operations for all classes on December 21, 2005.

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Global Value Choice Fund	ING Emerging Countries Fund
ASSETS:
Investments in securities at value+*	$178,736,505	$290,180,080	$103,837,634	$198,908,377
Short-term investments at amortized cost	—	10,419,726	25,926,683	36,855,075
Cash	3,869,218	1,168,993	818,626	1,411,868
Foreign currencies at value***	1,601,851	—	181,369	—
Receivables:
Investment securities sold	—	2,254,523	2,968,094	498,655
Fund shares sold	628,882	3,680,625	88,931	1,633,186
Dividends and interest	622,936	487,052	295,697	1,186,742
Prepaid expenses	24,499	38,596	42,740	38,506
Reimbursement due from manager	—	—	3,521	—
Total assets	185,483,891	308,229,595	134,163,295	240,532,409

LIABILITIES:
Payable for investment securities purchased	—	5,769,037	2,011,360	511,350
Payable for fund shares redeemed	286,262	276,826	236,759	283,516
Payable upon receipt of securities loaned	—	—	18,930,538	33,476,488
Payable to custodian due to foreign currency overdraft***	—	958,024	—	759,591
Payable to affiliates	228,261	351,891	163,258	285,601
Payable for trustee fees	—	685	32,627	61,101
Other accrued expenses and liabilities	54,996	56,104	161,941	129,076
Total liabilities	569,519	7,412,567	21,536,483	35,506,723
NET ASSETS	$184,914,372	$300,817,028	$112,626,812	$205,025,686

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$158,141,657	$235,789,536	$281,518,933	$223,190,722
Undistributed net investment income (distributions in excess)	742,484	(6,161,267)	182,685	1,407,018
Accumulated net realized gain (loss) on investments and foreign currency related transactions	7,520,498	3,511,814	(182,592,711)	(48,959,803)
Net unrealized appreciation on investments and foreign currency related transactions	18,509,733	67,676,945	13,517,905	29,387,749
NET ASSETS	$184,914,372	$300,817,028	$112,626,812	$205,025,686

+	Including securities loaned at value	$—	$—	$18,474,705	$32,219,145
*	Cost of investments in securities	$160,284,348	$222,476,410	$90,323,973	$169,526,418
***	Cost of foreign currencies	$1,551,932	$(947,594)	$183,652	$(758,769)

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Global Value Choice Fund	ING Emerging Countries Fund
Class A:
Net assets	$83,072,593	$226,714,630	$49,796,358	$121,138,976
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	5,514,613	11,616,037	2,338,496	4,063,061
Net asset value and redemption price per share	$15.06	$19.52	$21.29	$29.81
Maximum offering price per share (5.75%)(1)	$15.98	$20.71	$22.59	$31.63

Class B:
Net assets	$38,510,214	$19,017,127	$23,954,218	$16,163,841
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,561,724	1,126,248	1,034,468	551,057
Net asset value and redemption price per share(2)	$15.03	$16.89	$23.16	$29.33
Maximum offering price per share	$15.03	$16.89	$23.16	$29.33

Class C:
Net assets	$63,331,565	$50,581,370	$33,323,711	$35,736,443
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	4,220,443	2,861,809	1,619,167	1,285,140
Net asset value and redemption price per share(2)	$15.01	$17.67	$20.58	$27.81
Maximum offering price per share	$15.01	$17.67	$20.58	$27.81

Class M:
Net assets	n/a	n/a	n/a	$1,521,746
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$—
Shares outstanding	n/a	n/a	n/a	51,808
Net asset value and redemption price per share	n/a	n/a	n/a	$29.37
Maximum offering price per share (3.50%)(3)	n/a	n/a	n/a	$30.44

Class I:
Net assets	n/a	$4,503,901	n/a	$14,074,632
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	230,747	n/a	471,182
Net asset value and redemption price per share	n/a	$19.52	n/a	$29.87
Maximum offering price per share	n/a	$19.52	n/a	$29.87

Class Q:
Net assets	n/a	n/a	$5,552,525	$16,390,048
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$—	$—
Shares outstanding	n/a	n/a	222,853	532,209
Net asset value and redemption price per share	n/a	n/a	$24.92	$30.80
Maximum offering price per share	n/a	n/a	$24.92	$30.80

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.
(3)	Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED)

	ING Foreign Fund	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Fund
ASSETS:
Investments in securities at value+*	$395,961,876	$17,405,113	$56,913,642	$131,983,530
Short-term investments at amortized cost	17,853,078	—	—	326,444
Repurchase agreement	—	—	—	7,959,000
Cash	5,133,284	1,406,895	2,527,159	72,289
Foreign currencies at value***	1,644,951	—	35,239	15,000
Receivables:
Investment securities sold	3,025,412	5,604	6,862,102	53,149,649
Fund shares sold	4,126,610	721,661	2,689,138	220,377
Dividends and interest	724,979	58,716	132,612	705,477
Unrealized appreciation on forward foreign currency contracts	84,025	—	—	—
Prepaid expenses	31,737	70,987	71,082	44,700
Reimbursement due from manager	—	—	15,681	—
Total assets	428,585,952	19,668,976	69,246,655	194,476,466

LIABILITIES:
Payable for investment securities purchased	7,912,417	152,682	9,429,244	56,317,810
Payable for fund shares redeemed	361,830	—	—	223,560
Payable upon receipt of securities loaned	12,719,705	—	—	326,444
Payable to custodian due to foreign currency overdraft***	—	249,227	—	—
Unrealized depreciation on forward currency contracts	438,817	—	—	—
Payable to affiliates	568,403	21,053	31,484	168,873
Payable for trustee fees	104	813	862	30,708
Other accrued expenses and liabilities	125,934	33,827	42,265	84,470
Total liabilities	22,127,210	457,602	9,503,855	57,151,865
NET ASSETS	$406,458,742	$19,211,374	$59,742,800	$137,324,601

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$303,814,136	$16,609,710	$55,730,882	$114,359,147
Undistributed net investment income (accumulated net investment loss)	387,365	(44,366)	281,682	329,349
Accumulated net realized gain on investments and foreign currency related transactions	8,142,008	436,686	873,661	8,600,779
Net unrealized appreciation on investments and foreign currency related transactions	94,115,233	2,209,344	2,856,575	14,035,326
NET ASSETS	$406,458,742	$19,211,374	$59,742,800	$137,324,601

+ Including securities loaned at value	$16,454,832	$—	$—	$317,070
* Cost of investments in securities	$301,511,234	$15,195,852	$54,060,114	$117,964,990
*** Cost of foreign currencies	$1,596,163	$(249,310)	$35,918	$14,959

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

	ING Foreign Fund	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Fund
Class A:
Net assets	$200,588,386	$17,794,977	$17,425,230	$62,374,269
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	10,936,137	1,467,046	1,553,674	4,710,948
Net asset value and redemption price per share	$18.34	$12.13	$11.22	$13.24
Maximum offering price per share (5.75%)(1)	$19.46	$12.87	$11.90	$14.05

Class B:
Net assets	$37,875,662	$544,045	$128,333	$19,095,485
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	2,108,089	44,932	11,453	1,494,905
Net asset value and redemption price per share(2)	$17.97	$12.11	$11.21	$12.77
Maximum offering price per share	$17.97	$12.11	$11.21	$12.77

Class C:
Net assets	$141,742,404	$872,352	$421,859	$17,592,250
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	7,877,390	72,026	37,703	1,376,015
Net asset value and redemption price per share(2)	$17.99	$12.11	$11.19	$12.78
Maximum offering price per share	$17.99	$12.11	$11.19	$12.78

Class I:
Net assets	$25,065,024	n/a	$41,767,378	$12,462,732
Shares authorized	unlimited	n/a	unlimited	unlimited
Par value	$—	n/a	$—	$—
Shares outstanding	1,352,288	n/a	3,723,502	946,045
Net asset value and redemption price per share	$18.54	n/a	$11.22	$13.17
Maximum offering price per share	$18.54	n/a	$11.22	$13.17

Class Q:
Net assets	$1,187,266	n/a	n/a	$25,799,865
Shares authorized	unlimited	n/a	n/a	unlimited
Par value	$—	n/a	n/a	$—
Shares outstanding	64,554	n/a	n/a	1,966,019
Net asset value and redemption price per share	$18.39	n/a	n/a	$13.12
Maximum offering price per share	$18.39	n/a	n/a	$13.12

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED)

	ING International Capital Appreciation Fund	ING International Real Estate Fund	ING International SmallCap Fund
ASSETS:
Investments in securities at value+*	$28,122,649	$17,461,435	$478,387,075
Short-term investments at amortized cost	—	2,828,654	106,099,426
Cash	5,849,113	326,086	1,198,932
Foreign currencies at value***	107,304	—	581,130
Receivables:
Fund shares sold	1,511,496	1,946,374	3,110,300
Dividends and interest	38,857	27,019	1,869,287
Prepaid expenses	69,781	89,060	44,462
Reimbursement due from manager	17,956	15,003	—
Total assets	35,717,156	22,693,631	591,290,612

LIABILITIES:
Payable for investment securities purchased	5,163,915	2,319,187	—
Payable for fund shares redeemed	—	—	1,165,372
Payable upon receipt of securities loaned	—	—	95,176,761
Payable to custodian due to foreign currency overdraft***	—	326,533	—
Payable to affiliates	19,257	17,887	629,335
Payable for trustee fees	366	706	4,102
Other accrued expenses and liabilities	42,690	59,440	263,568
Total liabilities	5,226,228	2,723,753	97,239,138
NET ASSETS	$30,490,928	$19,969,878	$494,051,474

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$29,205,813	$19,364,439	$411,753,466
Undistributed net investment income	44,253	15,088	885,740
Accumulated net realized gain (loss) on investments and foreign currency related transactions	46,553	(11,344)	(25,391,252)
Net unrealized appreciation on investments and foreign currency related transactions	1,194,309	601,695	106,803,520
NET ASSETS	$30,490,928	$19,969,878	$494,051,474

+	Including securities loaned at value	$—	$—	$89,616,941
*	Cost of investments in securities	$26,925,721	$16,853,384	$371,620,858
***	Cost of foreign currencies	$103,928	$(325,463)	$576,432

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

	ING International Capital Appreciation Fund	ING International Real Estate Fund	ING International SmallCap Fund
Class A:
Net assets	$5,509,534	$16,729,095	$252,419,825
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	503,742	1,589,843	5,195,244
Net asset value and redemption price per share	$10.94	$10.52	$48.59
Maximum offering price per share (5.75%)(1)	$11.61	$11.16	$51.55

Class B:
Net assets	$45,948	$120,100	$68,927,568
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	4,210	11,422	1,373,986
Net asset value and redemption price per share(2)	$10.91	$10.51	$50.17
Maximum offering price per share	$10.91	$10.51	$50.17

Class C:
Net assets	$43,044	$3,119,620	$70,969,561
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	3,944	296,814	1,546,224
Net asset value and redemption price per share(2)	$10.91	$10.51	$45.90
Maximum offering price per share	$10.91	$10.51	$45.90

Class I:
Net assets	$24,892,402	$1,063	$18,081,355
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	2,274,123	101	371,410
Net asset value and redemption price per share	$10.95	$10.52	$48.68
Maximum offering price per share	$10.95	$10.52	$48.68

Class Q:
Net assets	n/a	n/a	$83,653,165
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$—
Shares outstanding	n/a	n/a	1,603,999
Net asset value and redemption price per share	n/a	n/a	$52.15
Maximum offering price per share	n/a	n/a	$52.15

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED)

	ING International Value Fund	ING International Value Choice Fund	ING Precious Metals Fund
ASSETS:
Investments in securities at value+*	$4,743,460,356	$35,011,692	$143,458,472
Short-term investments at amortized cost	149,774,064	—	—
Repurchase agreement	—	—	8,365,000
Cash	5,922,350	—	—
Foreign currencies at value***	8,436,083	96,815	30,574
Receivables:
Investment securities sold	—	905,474	1,020,688
Fund shares sold	3,870,466	1,234,091	887,309
Dividends and interest	24,091,332	78,123	25,905
Unrealized appreciation on forward foreign currency contracts	141,427	—	931
Prepaid expenses	120,612	21,442	16,145
Reimbursement due from manager	—	11,006	—
Total assets	4,935,816,690	37,358,643	153,805,024

LIABILITIES:
Payable for investment securities purchased	26,387,958	137,748	7,645,176
Payable for fund shares redeemed	11,584,913	2,655	55,610
Payable upon receipt of securities loaned	91,188,226	—	—
Unrealized depreciation on forward currency contracts	141,427	—	930
Payable to affiliates	5,668,389	40,570	134,047
Payable to custodian due to bank overdraft	—	160,532	5,418
Payable for trustee fees	6,830	745	61,628
Other accrued expenses and liabilities	2,053,030	65,867	70,402
Total liabilities	137,030,773	408,117	7,973,211
NET ASSETS	$4,798,785,917	$36,950,526	$145,831,813

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$3,334,862,228	$33,323,057	$108,690,124
Undistributed net investment income (accumulated net investment loss)	20,938,750	185,089	(387,034)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	250,440,438	366,480	(15,644,278)
Net unrealized appreciation on investments and foreign currency related transactions	1,192,544,501	3,075,900	53,173,001
NET ASSETS	$4,798,785,917	$36,950,526	$145,831,813

+ Including securities loaned at value	$82,674,492	$—	$—
* Cost of investments in securities	$3,551,158,586	$31,937,341	$90,283,141
*** Cost of foreign currencies	$8,249,768	$96,472	$4,359

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

	ING International Value Fund	ING International Value Choice Fund	ING Precious Metals Fund
Class A:
Net assets	$2,018,326,242	$13,446,349	$145,831,813
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$—	$—
Shares outstanding	97,201,950	1,085,654	12,000,798
Net asset value and redemption price per share	$20.76	$12.39	$12.15
Maximum offering price per share (5.75%)(1)	$22.03	$13.15	$12.89

Class B:
Net assets	$423,639,019	$3,261,263	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	20,768,646	265,488	n/a
Net asset value and redemption price per share(2)	$20.40	$12.28	n/a
Maximum offering price per share	$20.40	$12.28	n/a

Class C:
Net assets	$750,843,386	$3,553,188	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	36,956,525	288,662	n/a
Net asset value and redemption price per share(2)	$20.32	$12.31	n/a
Maximum offering price per share	$20.32	$12.31	n/a

Class I:
Net assets	$1,575,914,339	$16,689,726	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.01	$—	n/a
Shares outstanding	75,822,657	1,348,619	n/a
Net asset value and redemption price per share	$20.78	$12.38	n/a
Maximum offering price per share	$20.78	$12.38	n/a

Class Q:
Net assets	$30,062,931	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.01	n/a	n/a
Shares outstanding	1,445,725	n/a	n/a
Net asset value and redemption price per share	$20.79	n/a	n/a
Maximum offering price per share	$20.79	n/a	n/a

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED)

	ING Russia Fund	ING Emerging Markets Fixed Income Fund	ING Diversified International Fund
ASSETS:
Investments in securities at value and affiliated funds+*	$691,699,802	$10,317,376	$139,244,110
Short-term investments at amortized cost	65,421,771	—	—
Cash	45,217,745	185,848	—
Cash collateral for futures	—	10,800	—
Foreign currencies at value***	57,495	—	—
Receivables:
Investment securities sold	1,322,758	—	—
Fund shares sold	13,010,366	30,615	8,224,904
Dividends and interest	2,361,118	191,192	—
Prepaid expenses	33,510	70,940	102,002
Reimbursement due from manager	—	14,023	29,913
Total assets	819,124,565	10,820,794	147,600,929

LIABILITIES:
Payable for investment securities purchased	19,646,412	—	6,740,933
Payable for fund shares redeemed	1,334,276	—	25,416
Payable upon receipt of securities loaned	65,421,771	—	—
Payable to affiliates	868,492	8,794	59,825
Payable to custodian due to bank overdraft	—	—	1,457,842
Payable for trustee fees	30,000	666	1,044
Other accrued expenses and liabilities	400,507	33,865	35,464
Total liabilities	87,701,458	43,325	8,320,524
NET ASSETS	$731,423,107	$10,777,469	$139,280,405

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$420,700,740	$10,594,903	$131,499,352
Undistributed net investment income (accumulated net investment loss)	(2,414,032)	44,761	(117,633)
Accumulated net realized gain on investments, foreign currency related transactions, and futures	15,573,288	96,368	152,421
Net unrealized appreciation on investments and futures	297,563,111	41,437	7,746,265
NET ASSETS	$731,423,107	$10,777,469	$139,280,405

+ Including securities loaned at value	$64,994,030	$—	$—
* Cost of investments in securities	$394,133,700	$10,311,633	$131,497,845
*** Cost of foreign currencies	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

	ING Russia Fund	ING Emerging Markets Fixed Income Fund	ING Diversified International Fund
Class A:
Net assets	$731,423,107	$10,538,606	$86,857,558
Shares authorized	unlimited	unlimited	unlimited
Par value	$—	$—	$—
Shares outstanding	13,372,868	1,034,520	7,610,451
Net asset value and redemption price per share	$54.69	$10.19	$11.41
Maximum offering price per share (5.75%)(1)	$58.03	$10.81	$12.11

Class B:
Net assets	n/a	$71,832	$13,335,000
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	7,067	1,170,969
Net asset value and redemption price per share(2)	n/a	$10.16	$11.39
Maximum offering price per share	n/a	$10.16	$11.39

Class C:
Net assets	n/a	$154,364	$39,086,694
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	15,187	3,433,324
Net asset value and redemption price per share(2)	n/a	$10.16	$11.38
Maximum offering price per share	n/a	$10.16	$11.38

Class I:
Net assets	n/a	$12,667	$1,153
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$—	$—
Shares outstanding	n/a	1,244	101
Net asset value and redemption price per share	n/a	$10.18	$11.42
Maximum offering price per share	n/a	$10.18	$11.42

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

	ING Global Equity Dividend Fund	ING Global Real Estate Fund	ING Global Value Choice Fund	ING Emerging Countries Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,888,940	$2,457,031	$1,181,516	$2,725,865
Interest	99,328	120,035	152,495	368,254
Securities lending income	—	102	8,918	53,486
Total investment income	3,988,268	2,577,168	1,342,929	3,147,605
EXPENSES:
Investment management fees	583,288	1,142,945	532,224	1,032,101
Distribution and service fees:
Class A	95,986	219,048	79,859	182,363
Class B	167,125	76,432	118,840	71,025
Class C	282,196	186,809	160,684	139,620
Class M	—	—	—	6,825
Class Q	—	—	6,132	16,543
Transfer agent fees:
Class A	42,433	75,471	50,029	81,990
Class B	18,479	6,596	26,055	10,830
Class C	31,197	15,805	35,387	21,985
Class M	—	—	—	1,218
Class Q	—	—	466	2,448
Administrative service fees	83,326	115,194	53,222	82,567
Shareholder reporting expense	10,964	15,928	56,648	25,470
Registration fees	27,077	31,080	29,491	30,142
Professional fees	21,111	41,734	9,822	11,602
Custody and accounting expense	27,150	28,226	20,031	66,904
Trustee fees	1,099	2,534	1,810	2,170
Insurance expense	930	1,827	1,522	1,514
Miscellaneous expense	3,862	2,659	4,462	5,477
Total expenses	1,396,223	1,962,288	1,186,684	1,792,794
Net recouped (waived and reimbursed) fees	106,899	—	(27,402)	(53,820)
Net expenses	1,503,122	1,962,288	1,159,282	1,738,974
Net investment income	2,485,146	614,880	183,647	1,408,631

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	7,998,008	3,727,404	7,538,513	11,999,728
Foreign currency related transactions	(205,173)	(227,929)	(76,523)	(48,938)
Net realized gain on investments and foreign currency related transactions	7,792,835	3,499,475	7,461,990	11,950,790
Net change in unrealized appreciation or depreciation on:
Investments	17,550,985	41,370,796	9,930,333	25,642,232
Foreign currency related transactions	58,689	(24,540)	7,222	(73,549)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	17,609,674	41,346,256	9,937,555	25,568,683
Net realized and unrealized gain on investments and foreign currency related transactions	25,402,509	44,845,731	17,399,545	37,519,473
Increase in net assets resulting from operations	$27,887,655	$45,460,611	$17,583,192	$38,928,104

* Foreign taxes withheld	$370,113	$216,819	$81,636	$221,270

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

	ING Foreign Fund	ING Greater China Fund	ING Index Plus International Equity Fund	ING International Fund
	Six Months Ended April 30, 2006	December 21, 2005(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006	Six Months Ended April 30, 2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,988,256	$89,598	$389,213	$1,339,777
Interest	281,560	68	3,699	182,666
Securities lending income	48,256	—	—	4,861
Total investment income	2,318,072	89,666	392,912	1,527,304

EXPENSES:
Investment management fees	1,531,773	52,773	61,436	625,970
Distribution and service fees:
Class A	196,395	11,177	14,110	70,939
Class B	147,145	437	143	88,133
Class C	559,159	743	488	80,436
Class Q	1,436	—	—	23,917
Transfer agent fees:
Class A	72,124	6,036	6,773	39,917
Class B	13,462	59	17	12,397
Class C	51,159	100	58	11,315
Class I	1,622	—	6,556	468
Class Q	368	—	—	574
Administrative service fees	153,176	4,589	11,170	62,596
Shareholder reporting expense	19,185	7,298	4,038	20,996
Registration fees	35,124	2,861	5,900	36,587
Professional fees	10,960	3,724	4,780	7,156
Custody and accounting expense	103,821	5,512	8,044	29,503
Trustee Fees	3,620	896	1,069	1,769
Offering expense	—	35,890	35,890	—
Miscellaneous expense	7,318	1,937	2,298	8,875
Total expenses	2,907,847	134,032	162,770	1,121,548
Net recouped (waived and reimbursed) fees	130,691	—	(51,540)	—
Reimbursement of brokerage commission recapture	(926)	—	—	—
Net expenses	3,037,612	134,032	111,230	1,121,548
Net investment income/(loss)	(719,540)	(44,366)	281,682	405,756

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	10,960,501	436,051	978,707	19,577,800
Foreign currency related transactions	(1,620,282)	635	(105,046)	(56,117)
Net realized gain on investments and foreign currency related transactions	9,340,219	436,686	873,661	19,521,683
Net change in unrealized appreciation or depreciation on:
Investments	63,172,096	2,209,261	2,853,528	5,421,369
Foreign currency related transactions	896,806	83	3,047	24,113
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	64,068,902	2,209,344	2,856,575	5,445,482
Net realized and unrealized gain on investments and foreign currency related transactions	73,409,121	2,646,030	3,730,236	24,967,165
Increase in net assets resulting from operations	$72,689,581	$2,601,664	$4,011,918	$25,372,921

* Foreign taxes withheld	$253,910	$—	$34,082	$95,032

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

	ING	ING	ING
	International Capital	International	International
	Appreciation	Real Estate	SmallCap
	Fund	Fund	Fund
	December 21,	February 28,	Six Months
	2005(1) to	2006(1) to	Ended
	April 30,	April 30,	April 30,
	2006	2006	2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$89,411	$55,280	$3,854,297
Interest	11,040	8,500	305,768
Securities lending income	—	—	449,453
Total investment income	100,451	63,780	4,609,518

EXPENSES:
Investment management fees	39,297	21,019	2,020,181
Distribution and service fees:
Class A	4,632	4,794	360,491
Class B	44	52	313,315
Class C	88	1,789	300,372
Class Q	—	—	88,141
Transfer agent fees:
Class A	2,223	2,299	133,350
Class B	5	6	40,360
Class C	10	215	39,037
Class I	3,309	—	—
Class Q	—	—	5,422
Administrative service fees	4,623	2,102	202,016
Shareholder reporting expense	6,132	4,468	37,748
Registration fees	3,937	1,285	35,046
Professional fees	2,584	2,138	18,937
Custody and accounting expense	3,112	1,471	89,784
Trustee fees	450	706	6,878
Offering expense	35,890	16,712	—
Insurance expense	—	—	4,505
Miscellaneous expense	1,763	411	23,225
Total expenses	108,099	59,467	3,718,808
Net waived and reimbursed fees	(51,475)	(26,062)	—
Reimbursement of brokerage commission recapture	(426)	—	—
Net expenses	56,198	33,405	3,718,808
Net investment income	44,253	30,375	890,710

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	97,055	(5,098)	38,784,926
Foreign currency related transactions	(50,502)	(6,246)	62,834
Net realized gain (loss) on investments and foreign currency related transactions	46,553	(11,344)	38,847,760
Net change in unrealized appreciation or depreciation on:
Investments	1,196,928	608,051	66,159,951
Foreign currency related transactions	(2,619)	(6,356)	44,839
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,194,309	601,695	66,204,790
Net realized and unrealized gain on investments and foreign currency related transactions	1,240,862	590,351	105,052,550
Increase in net assets resulting from operations	$1,285,115	$620,726	$105,943,260

* Foreign taxes withheld	$7,921	$5,453	$302,385

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

	ING	ING	ING
	International	International	Precious
	Value	Value Choice	Metals
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$51,004,547	$307,083	$326,736
Interest	5,781,512	42,428	148,264
Securities lending income	337,575	—	—
Total investment income	57,123,634	349,511	475,000

EXPENSES:
Investment management fees	21,774,996	97,289	487,204
Distribution and service fees:
Class A	2,785,162	11,223	141,739
Class B	2,048,417	12,132	—
Class C	3,480,355	13,435	—
Class Q	35,538	—	—
Transfer agent fees:
Class A	1,153,422	4,893	80,461
Class B	254,434	1,322	—
Class C	432,371	1,464	—
Class I	329,182	80	—
Class Q	6,856	—	—
Administrative service fees	2,177,476	9,729	56,695
Shareholder reporting expense	155,800	1,130	19,367
Registration fees	53,875	15,700	10,482
Professional fees	173,169	9,938	6,697
Custody and accounting expense	607,911	4,978	10,196
Trustee fees	62,787	551	1,448
Offering expense	—	50,137	—
Insurance expense	53,068	46	1,214
Miscellaneous expense	587,162	1,958	2,672
Total expenses	36,171,981	236,005	818,175
Net waived and reimbursed fees	—	(77,277)	—
Reimbursement of brokerage commission recapture	—	(1,113)	—
Net expenses	36,171,981	157,615	818,175
Net investment income/(loss)	20,951,653	191,896	(343,175)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	259,533,180	420,576	21,382,208
Foreign currency related transactions	(283,877)	(41,999)	(14,561)
Net realized gain on investments and foreign currency related transactions	259,249,303	378,577	21,367,647
Net change in unrealized appreciation or depreciation on:
Investments	638,198,425	2,817,863	36,618,709
Foreign currency related transactions	337,100	727	(2,316)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	638,535,525	2,818,590	36,616,393
Net realized and unrealized gain on investments and foreign currency related transactions	897,784,828	3,197,167	57,984,040
Increase in net assets resulting from operations	$918,736,481	$3,389,063	$57,640,865

* Foreign taxes withheld	$6,344,512	$53,834	$8,924

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2006 (UNAUDITED)

		ING	ING
	ING	Emerging Markets	Diversified
	Russia	Fixed Income	International
	Fund	Fund	Fund
	Six Months	December 21,	December 21,
	Ended	2005(1) to	2005(1) to
	April 30,	April 30,	April 30,
	2006	2006	2006
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,132,023	$—	$—
Interest	—	278,352	—
Securities lending income	112,143	15,371	—
Total investment income	2,244,166	293,723	—

EXPENSES:
Investment management fees	2,862,979	23,868	—
Distribution and service fees:
Class A	572,594	9,101	28,453
Class B	—	91	18,792
Class C	—	196	50,542
Transfer agent fees:
Class A	195,630	4,368	9,466
Class B	—	11	1,561
Class C	—	23	4,203
Class I	—	4	—
Administrative service fees	229,036	3,672	18,314
Shareholder reporting expense	50,137	5,983	10,698
Registration fees	15,500	2,216	4,245
Professional fees	10,317	3,367	4,736
Custody and accounting expense	706,306	3,602	7,606
Trustee fees	5,973	734	1,378
Offering expense	—	35,890	36,312
Miscellaneous expense	9,726	1,593	1,381
Total expenses	4,658,198	94,719	197,687
Net waived and reimbursed fees	—	(45,942)	(80,054)
Net expenses	4,658,198	48,777	117,633
Net investment income/(loss)	(2,414,032)	244,946	(117,633)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND FUTURES:
Net realized gain (loss) on:
Investments	19,174,293	78,884	152,421
Foreign currency related transactions	(21,413)	—	—
Futures	—	17,484	—
Net realized gain on investments, foreign currency related transactions, and futures	19,152,880	96,368	152,421
Net change in unrealized appreciation or depreciation on:
Investments	200,386,536	5,743	7,746,265
Foreign currency related transactions	(2,991)	—	—
Futures	—	35,694	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	200,383,545	41,437	7,746,265
Net realized and unrealized gain on investments, foreign currency related transactions, and futures	219,536,425	137,805	7,898,686
Increase in net assets resulting from operations	$217,122,393	$382,751	$7,781,053

* Foreign taxes withheld	$347,571	$17,541	$—

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Equity Dividend Fund		ING Global Real Estate Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income	$2,485,146	$2,915,778	$614,880	$1,966,752
Net realized gain on investments and foreign currency related transactions	7,792,835	1,687,744	3,499,475	12,164,023
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	17,609,674	(344,549)	41,346,256	10,845,250
Net increase in net assets resulting from operations	27,887,655	4,258,973	45,460,611	24,976,025

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(961,522)	(1,612,143)	(2,873,355)	(3,673,599)
Class B	(321,539)	(464,058)	(241,253)	(233,025)
Class C	(539,640)	(739,105)	(549,909)	(422,111)
Class I	—	—	(44,190)	(17,876)
Net realized gains:
Class A	(1,118,180)	(202,278)	(8,946,554)	(5,775,476)
Class B	(431,639)	(68,833)	(920,111)	(334,884)
Class C	(736,438)	(78,925)	(2,017,572)	(517,618)
Class I	—	—	(103,752)	—
Total distributions	(4,108,958)	(3,165,342)	(15,696,696)	(10,974,589)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,959,894	156,092,182	97,173,521	95,904,278
Dividends reinvested	2,358,570	1,717,095	11,188,088	8,286,072
	44,318,464	157,809,277	108,361,609	104,190,350
Cost of shares redeemed	(34,145,524)	(26,214,327)	(17,595,133)	(46,019,544)
Net increase in net assets resulting from capital share transactions	10,172,940	131,594,950	90,766,476	58,170,806
Net increase in net assets	33,951,637	132,688,581	120,530,391	72,172,242

NET ASSETS:
Beginning of period	150,962,735	18,274,154	180,286,637	108,114,395
End of year	$184,914,372	$150,962,735	$300,817,028	$180,286,637

Undistributed net investment income (distributions in excess) at end of period	$742,484	$80,039	$(6,161,267)	$(3,067,440)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Global Value Choice Fund		ING Emerging Countries Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income	$183,647	$124,251	$1,408,631	$858,328
Net realized gain on investments and foreign currency related transactions	7,461,990	25,142,182	11,950,790	46,125,240
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	9,937,555	(11,171,818)	25,568,683	(26,356,354)
Net increase in net assets resulting from operations	17,583,192	14,094,615	38,928,104	20,627,214

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(322,489)	—	(521,510)	(59,355)
Class C	(35,318)	—	(76,339)	—
Class M	—	—	(1,172)	—
Class Q	(39,663)	—	(72,796)	(13,322)
Total distributions	(397,470)	—	(671,817)	(72,677)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,352,007	15,058,733	57,059,378	49,570,991
Dividends reinvested	232,247	—	558,626	65,764
	10,584,254	15,058,733	57,618,004	49,636,755
Cost of shares redeemed	(15,872,106)	(43,124,283)	(23,524,711)	(37,110,260)
Net increase (decrease) in net assets resulting from capital share transactions	(5,287,852)	(28,065,550)	34,093,293	12,526,495
Net increase (decrease) in net assets	11,897,870	(13,970,935)	72,349,580	33,081,032

NET ASSETS:
Beginning of period	100,728,942	114,699,877	132,676,106	99,595,074
End of period	$112,626,812	$100,728,942	$205,025,686	$132,676,106
Undistributed net investment income at end of period	$182,685	$396,508	$1,407,018	$670,204

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Foreign Fund		ING Greater China Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	December 21, 2005(1) to April 30, 2006
FROM OPERATIONS:
Net investment income (loss)	$(719,540)	$337,622	$(44,366)
Net realized gain on investments and foreign currency related transactions	9,340,219	7,668,921	436,686
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	64,068,902	20,316,629	2,209,344
Net increase in net assets resulting from operations	72,689,581	28,323,172	2,601,664
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class A	(3,149,065)	—	—
Class B	(602,429)	—	—
Class C	(2,293,757)	—	—
Class I	(25,483)	—	—
Class Q	(26,071)	—	—
Total distributions	(6,096,805)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	129,042,852	130,983,247	16,790,194
Dividends reinvested	3,983,766	—	—
	133,026,618	130,983,247	16,790,194
Cost of shares redeemed	(28,991,707)	(42,711,627)	(180,484)
Net increase in net assets resulting from capital share transactions	104,034,911	88,271,620	16,609,710
Net increase in net assets	170,627,687	116,594,792	19,211,374
NET ASSETS:
Beginning of period	235,831,055	119,236,263	—
End of period	$406,458,742	$235,831,055	$19,211,374
Undistributed net investment income (accumulated net investment loss) at end of period	$387,365	$1,106,905	$(44,366)

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus
	International Equity Fund	ING International Fund
	December 21, 2005(1) to April 30, 2006	Six Months Ended April 30, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income	$281,682	$405,756	$924,866
Net realized gain on investments and foreign currency related transactions	873,661	19,521,683	15,771,935
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,856,575	5,445,482	(3,071,289)
Net increase in net assets resulting from operations	4,011,918	25,372,921	13,625,512
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(808,009)	(500,256)
Class B	—	(134,209)	(77,407)
Class C	—	(114,855)	(70,840)
Class I	—	(475,409)	(268,842)
Class Q	—	(281,619)	(93,747)
Total distributions	—	(1,814,101)	(1,011,092)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	56,020,584	23,061,936	34,317,445
Dividends reinvested	—	1,681,978	927,388
Redemption Fee Proceeds	—	257	12,635
	56,020,584	24,744,171	35,257,468
Cost of shares redeemed	(289,702)	(31,513,070)	(30,672,702)
Net increase in net assets resulting from capital share transactions	55,730,882	(6,768,899)	4,584,766
Net increase in net assets	59,742,800	16,789,921	17,199,186
NET ASSETS:
Beginning of period	—	120,534,680	103,335,494
End of period	$59,742,800	$137,324,601	$120,534,680
Undistributed net investment income at end of period	$281,682	$329,349	$1,737,694

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International	ING International
	Capital Appreciation Fund	Real Estate Fund
	December 21, 2005(1) to April 30, 2006	February 28, 2006(1) to April 30, 2006
FROM OPERATIONS:
Net investment income	$44,253	$30,375
Net realized gain (loss) on investments and foreign currency related transactions	46,553	(11,344)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	1,194,309	601,695
Net increase in net assets resulting from operations	1,285,115	620,726
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(13,999)
Class B	—	(1,264)
Class C	—	(2)
Class S	—	(22)
Total distributions	—	(15,287)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	29,283,497	19,379,616
Dividends reinvested	—	811
	29,283,497	19,380,427
Cost of shares redeemed	(77,684)	(15,984)
Net increase in net assets resulting from capital share transactions	29,205,813	19,364,443
Net increase in net assets	30,490,928	19,969,878
NET ASSETS:
Beginning of period	—	—
End of period	$30,490,928	$19,969,878
Undistributed net investment income at end of period	$44,253	$15,088

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International SmallCap Fund		ING International Value Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income	$890,710	$2,689,988	$20,951,653	$30,795,481
Net realized gain on investments and foreign currency related transactions	38,847,760	97,859,485	259,249,303	333,307,624
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	66,204,790	(16,256,485)	638,535,525	192,970,828
Net increase in net assets resulting from operations	105,943,260	84,292,988	918,736,481	557,073,933
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(1,533,625)	—	(14,654,043)	(24,560,725)
Class B	(57,978)	—	(194,179)	(2,978,147)
Class C	(164,327)	—	(1,042,925)	(4,480,827)
Class I	—	—	(15,430,051)	(14,637,231)
Class Q	(617,820)	—	(268,368)	(416,197)
Net realized gains:
Class A	—	—	(133,758,480)	(88,815,999)
Class B	—	—	(30,856,576)	(21,863,296)
Class C	—	—	(51,541,230)	(32,628,011)
Class I	—	—	(94,544,982)	(40,249,883)
Class Q	—	—	(2,101,201)	(1,347,031)
Total distributions	(2,373,750)	—	(344,392,035)	(231,977,347)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	110,912,035	93,365,295	438,162,701	888,315,865
Dividends reinvested	1,879,677	—	245,908,952	168,697,259
	112,791,712	93,365,295	684,071,653	1,057,013,124
Cost of shares redeemed	(63,319,348)	(158,584,246)	(516,246,092)	(1,185,357,264)
Net increase (decrease) in net assets resulting from capital share transactions	49,472,364	(65,218,951)	167,825,561	(128,344,140)
Net increase in net assets	153,041,874	19,074,037	742,170,007	196,752,446
NET ASSETS:
Beginning of period	341,009,600	321,935,563	4,056,615,910	3,859,863,464
End of period	$494,051,474	$341,009,600	$4,798,785,917	$4,056,615,910
Undistributed net investment income at end of period	$885,740	$2,368,780	$20,938,750	$31,576,663

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING International Value Choice Fund		ING Precious Metals Fund
	Six Months Ended April 30, 2006	February 1, 2005(1) to October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
FROM OPERATIONS:
Net investment income (loss)	$191,896	$36,817	$(343,175)	$(645,673)
Net realized gain on investments and foreign currency related transactions	378,577	159,513	21,367,647	8,968,836
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,818,590	257,310	36,616,393	(3,271,199)
Net increase in net assets resulting from operations	3,389,063	453,640	57,640,865	5,051,964
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(65,003)	—	(180,375)	(2,990,570)
Class B	(16,400)	—	—	—
Class C	(15,496)	—	—	—
Net realized gains:
Class A	(106,743)	—	—	—
Class B	(32,501)	—	—	—
Class C	(33,480)	—	—	—
Total distributions	(269,623)	—	(180,375)	(2,990,570)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,578,440	9,890,518	11,873,939	8,755,764
Dividends reinvested	176,320	—	161,561	2,642,230
	30,754,760	9,890,518	12,035,500	11,397,994
Cost of shares redeemed	(6,262,255)	(1,005,577)	(11,104,946)	(17,774,785)
Net increase (decrease) in net assets resulting from capital share transactions	24,492,505	8,884,941	930,554	(6,376,791)
Net increase (decrease) in net assets	27,611,945	9,338,581	58,391,044	(4,315,397)
NET ASSETS:
Beginning of period	9,338,581	—	87,440,769	91,756,166
End of period	$36,950,526	$9,338,581	$145,831,813	$87,440,769
Undistributed net investment income (accumulated net investment loss) at end of period	$185,089	$90,092	$(387,034)	$136,516

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

			ING Emerging Markets
	ING Russia Fund		Fixed Income Fund
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	December 21, 2005(1) to April 30, 2006
FROM OPERATIONS:
Net investment income (loss)	$(2,414,032)	$(11,304)	$244,946
Net realized gain on investments, foreign currency related transactions, and futures	19,152,880	77,079	96,368
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and futures	200,383,545	61,195,797	41,437
Net increase in net assets resulting from operations	217,122,393	61,261,572	382,751
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(111,452)	(198,699)
Class B	—	—	(596)
Class C	—	—	(700)
Class I	—	—	(190)
Total distributions	—	(111,452)	(200,185)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	309,014,398	93,862,631	10,594,979
Dividends reinvested	—	96,494	2,239
	309,014,398	93,959,125	10,597,218
Redemption fee proceeds	518,566	850,706	—
Cost of shares redeemed	(66,835,001)	(96,537,671)	(2,315)
Net increase (decrease) in net assets resulting from capital share transactions	242,697,963	(1,727,840)	10,594,903
Net increase in net assets	459,820,356	59,422,280	10,777,469
NET ASSETS:
Beginning of period	271,602,751	212,180,471	—
End of period	$731,423,107	$271,602,751	$10,777,469
Undistributed net investment income (accumulated net investment loss) at end of period	$(2,414,032)	$—	$44,761

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

ING Diversified
International Fund
December 21, 2005(1) to April 30, 2006
FROM OPERATIONS:
Net investment income (loss)	$(117,633)
Net realized gain on investments	152,421
Net change in unrealized appreciation or depreciation on investments	7,746,265
Net increase in net assets resulting from operations	7,781,053
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	133,078,796
Dividends reinvested	—
133,078,796
Cost of shares redeemed	(1,579,444)
Net increase in net assets resulting from capital share transactions	131,499,352
Net increase in net assets	139,280,405
NET ASSETS:
Beginning of period	—
End of period	$139,280,405
Accumulated net investment loss at end of period	$(117,633)

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,			September 17, 2003(1) to October 31,
	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.07	12.41		10.49	10.00
Income from investment operations:
Net investment income	$0.24	0.47	*	0.44	0.02
Net realized and unrealized gain on investments	$2.12	0.92		1.87	0.47
Total from investment operations	$2.36	1.39		2.31	0.49
Less distributions from:
Net investment income	$0.18	0.54		0.39	—
Net realized gains on investments	$0.19	0.19		—	—
Total distributions	$0.37	0.73		0.39	—
Net asset value, end of period	$15.06	13.07		12.41	10.49
Total Return(2)%	18.30	11.45		22.59	4.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83,073	73,186		11,316	4,274
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.40	1.40		1.40	1.40
Gross expenses prior to expense reimbursement/recoupment(3)%	1.27	1.28		3.44	7.00
Net investment income after expense reimbursement/ recoupment(3)(4)%	3.38	3.60		4.39	3.58
Portfolio turnover rate %	37	57		60	3

	Class B
	Six Months Ended April 30,	Year Ended October 31,			October 24, 2003(1) to October 31,
	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.05	12.37		10.49	10.31
Income from investment operations:
Net investment income	$0.18	0.37	*	0.42	0.00 **
Net realized and unrealized gain on investments	$2.12	0.92		1.82	0.18
Total from investment operations	$2.30	1.29		2.24	0.18
Less distributions from:
Net investment income	$0.13	0.42		0.36	—
Net realized gains on investments	$0.19	0.19		—	—
Total distributions	$0.32	0.61		0.36	—
Net asset value, end of period	$15.03	13.05		12.37	10.49
Total Return(2)%	17.85	10.65		21.92	1.75

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$38,510	28,811		3,303	12
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.15	2.15		2.15	2.15
Gross expenses prior to expense reimbursement/recoupment(3)%	2.02	2.03		4.19	7.75
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	2.63	2.83		4.03	(0.67)
Portfolio turnover rate %	37	57		60	3

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share

See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,			October 29, 2003(1) to October 31,
	2006	2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$13.02	12.37		10.48	10.44
Income from investment operations:
Net investment income	$0.18	0.37	*	0.39	0.00 **
Net realized and unrealized gain on investments	$2.13	0.90		1.86	0.04
Total from investment operations	$2.31	1.27		2.25	0.04
Less distributions from:
Net investment income	$0.19	0.43		0.36	—
Net realized gains on investments	$0.13	0.19		—	—
Total distributions	$0.32	0.62		0.36	—
Net asset value, end of period	$15.01	13.02		12.37	10.48
Total Return(2)%	17.97	10.51		21.99	0.38

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$63,332	48,965		3,655	19
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.15	2.15		2.15	2.15
Gross expenses prior to expense reimbursement/recoupment(3)%	2.02	2.03		4.19	7.75
Net investment income (loss) after expense reimbursement/ recoupment(3)(4)%	2.63	2.82		3.99	(0.88)
Portfolio turnover rate %	37	57		60	3

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,				November 5, 2001(1) to October 31,
	2006	2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$17.14	15.40		13.06	10.40	10.01
Income from investment operations:
Net investment income	$0.06 *	0.26	*†	0.27	0.57	0.45
Net realized and unrealized gain on investments	$2.62	2.94	†	3.26	2.79	0.31
Total from investment operations	$2.68	3.20		3.53	3.36	0.76
Less distributions from:
Net investment income	$0.30	0.54		0.43	0.54	0.37
Net realized gain on investments	$—	0.92		0.76	0.16	—
Total distributions	$0.30	1.46		1.19	0.70	0.37
Net asset value, end of period	$19.52	17.14		15.40	13.06	10.40
Total Return(2)%	22.90	21.95		28.90	33.77	7.47

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$226,715	138,314		95,561	41,549	25,440
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.54	1.59		1.75	1.75	1.76
Gross expenses prior to expense reimbursement/recoupment(3)%	1.54	1.50		1.55	1.95	2.46
Net investment income after expense reimbursement/ recoupment(3)(4)%	0.70	1.58	†	2.55	5.14	4.12
Portfolio turnover rate %	20	91		129	124	141

	Class B
	Six Months Ended April 30,		Year Ended October 31,				March 15, 2002(1) to October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.01		13.67		11.74	9.43	10.03
Income (loss) from investment operations:
Net investment income	$(0.00)*	**	0.12	*†	0.14	0.48	0.16
Net realized and unrealized gain (loss) on investments	$2.13		2.59	†	2.90	2.47	(0.58)
Total from investment operations	$2.13		2.71		3.04	2.95	(0.42)
Less distributions from:
Net investment income	$0.25		0.45		0.35	0.48	0.18
Net realized gain on investments	$—		0.92		0.76	0.16	—
Total distributions	$0.25		1.37		1.11	0.64	0.18
Net asset value, end of period	$16.89		15.01		13.67	11.74	9.43
Total Return(2)%	22.44		21.05		27.89	32.83	(4.29)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,017		12,302		4,736	1,506	677
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.29		2.34		2.50	2.50	2.52
Gross expenses prior to expense reimbursement/recoupment(3)%	2.29		2.25		2.30	2.70	3.19
Net investment income after expense reimbursement/ recoupment(3)(4)%	(0.05)		0.79	†	1.78	4.44	3.74
Portfolio turnover rate %	20		91		129	124	141

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share.
†

Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12, $0.10 and $0.11, increase net realized and unrealized gain on investments per share by $0.12, $0.10 and $0.11 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58%, 1.51% to 0.79% and 1.51% to 0.78% on Class A, Class B and Class C, respectively.

See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,		Year Ended October 31,				January 8, 2002(1) to October 31,
	2006		2005		2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$15.65		14.19		12.14	9.70	9.99
Income (loss) from investment operations:
Net investment income	$(0.00)*	**	0.12	*†	0.14	0.45	0.19
Net realized and unrealized gain (loss) on investments	$2.27		2.71	†	3.02	2.60	(0.31)
Total from investment operations	$2.27		2.83		3.16	3.05	(0.12)
Less distributions from:
Net investment income	$0.25		0.45		0.35	0.45	0.17
Net realized gain on investments	$—		0.92		0.76	0.16	—
Total distributions	$0.25		1.37		1.11	0.61	0.17
Net asset value, end of period	$17.67		15.65		14.19	12.14	9.70
Total Return(2)%	22.40		21.11		27.93	32.89	(1.24)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$50,581		27,989		7,817	1,732	2,320
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.29		2.34		2.50	2.50	2.52
Gross expenses prior to expense reimbursement/recoupment(3)%	2.29		2.25		2.30	2.70	3.19
Net investment income after expense reimbursement/ recoupment(3)(4)%	(0.05)		0.78	†	1.72	4.60	3.51
Portfolio turnover rate %	20		91		129	124	141

	Class I
	Six Months Ended April 30, 2006		June 3, 2005 to October 31, 2005(1)
Per Share Operating Performance:
Net asset value, beginning of period	$17.14		16.32
Income from investment operations:
Net investment income	$0.10	*	0.14	*††
Net realized and unrealized gain on investments	$2.60		0.86	††
Total from investment operations	$2.70		1.00
Less distributions from:
Net investment income	$0.32		0.18
Total distributions	$0.32		0.18
Net asset value, end of period	$19.52		17.14
Total Return(2)%	23.05		6.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,504		1,681
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.20		1.30
Gross expenses prior to expense reimbursement/recoupment(3)%	1.20		1.22
Net investment income after expense reimbursement/recoupment(3)(4)%	1.06		0.85	†
Portfolio turnover rate %	20		91

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Per share data calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share.
†

Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.12, $0.10 and $0.11, increase net realized and unrealized gain on investments per share by $0.12, $0.10 and $0.11 and decrease the ratio of net investment income to average net assets from 2.31% to 1.58%, 1.51% to 0.79% and 1.51% to 0.78% on Class A, Class B and Class C, respectively.

††

Effective November 1, 2004, the Fund adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the twelve months ended October 31, 2005 was to decrease the net investment income per share by $0.30, increase net realized and unrealized gain on investments per share by $0.30 and decrease the ratio of net investment income to average net assets from 2.60% to 0.85% for Class I.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.16	15.96		14.76	12.36	15.45	26.36
Income (loss) from investment operations:
Net investment income (loss)	$0.07	0.09		(0.04)	(0.06)	(0.12)*	(0.11)
Net realized and unrealized gain (loss) on investments	$3.20	2.11		1.24	2.46	(2.97)*	(9.73)
Total from investment operations	$3.27	2.20		1.20	2.40	(3.09)	(9.84)
Less distributions from:
Net investment income	$0.14	—		—	—	—	—
Net realized gain on investments	$—	—		—	—	—	0.77
Tax return of capital	$—	—		—	—	—	0.30
Total distributions	$—	—		—	—	—	1.07
Payment by affiliate	$0.14	0.00	**	—	—	—	—
Net asset value, end of period	$21.29	18.16		15.96	14.76	12.36	15.45
Total Return(1)%	18.09	13.78	†	8.13	19.42	(20.00)	(38.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$49,796	41,941		46,133	56,877	69,478	134,152
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.85	1.85		1.85	1.85	1.86	1.85
Gross expenses prior to expense reimbursement/recoupment(3)%	1.90	1.90		1.77	1.93	1.96	1.95
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.69	0.46		(0.21)	(0.35)	(0.83)	(0.65)
Portfolio turnover rate %	38	129		101	125	281	302

	Class B
	Six Months Ended April 30,		Year Ended October 31,
	2006		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$19.67		17.39	16.19	13.65	17.19	29.52
Income (loss) from investment operations:
Net investment loss	$0.00	* **	(0.04)	(0.17)	(0.16)	(0.25)*	(0.31)
Net realized and unrealized gain (loss) on investments	$3.49		2.32	1.37	2.70	(3.29)*	(10.82)
Total from investment operations	$3.49		2.28	1.20	2.54	(3.54)	(11.13)
Less distributions from:
Net realized gain on investments	$—		—	—	—	—	0.86
Tax return of capital	$—		—	—	—	—	0.34
Total distributions	$—		—	—	—	—	1.20
Payment by affiliate	$—		0.00 **	—	—	—	—
Net asset value, end of period	$23.16		19.67	17.39	16.19	13.65	17.19
Total Return(1)%	17.74		13.11 †	7.41	18.61	(20.59)	(39.19)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,954		23,483	28,559	35,459	38,603	71,943
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.50		2.50	2.50	2.50	2.51	2.51
Gross expenses prior to expense reimbursement/recoupment(3)%	2.55		2.55	2.42	2.58	2.61	2.61
Net investment loss after expense reimbursement/recoupment(2)(3)%	0.00	**	(0.19)	(0.87)	(1.00)	(1.46)	(1.31)
Portfolio turnover rate %	38		129	101	125	281	302

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	Annualized for periods less than one year.
*	Per share data calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share or 0.005%.
†	In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING GLOBAL VALUE CHOICE FUND (UNAUDITED)(CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,		Year Ended October 31,
	2006		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.50		15.48	14.41	12.14	15.29	26.26
Income (loss) from investment operations:
Net investment loss	$0.00	* **	(0.04)	(0.15)	(0.15)	(0.22)*	(0.40)
Net realized and unrealized gain (loss) on investments	$3.10		2.06	1.22	2.42	(2.93)*	(9.50)
Total from investment operations	$3.10		2.02	1.07	2.27	(3.15)	(9.90)
Less distributions from:
Net investment income	$0.02		—	—	—	—	—
Net realized gain on investments	$—		—	—	—	—	0.77
Tax return of capital	$—		—	—	—	—	0.30
Total distributions	$0.02		—	—	—	—	1.07
Payment by affiliate	$—		0.00 **	—	—	—	—
Net asset value, end of period	$20.58		17.50	15.48	14.41	12.14	15.29
Total Return(1)%	17.73		13.05 †	7.43	18.70	(20.60)	(39.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,324		30,918	35,784	45,476	51,868	102,919
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.50		2.50	2.50	2.50	2.51	2.51
Gross expenses prior to expense reimbursement/recoupment(3)%	2.55		2.55	2.42	2.58	2.61	2.60
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.02		(0.19)	(0.87)	(1.01)	(1.46)	(1.30)
Portfolio turnover rate %	38		129	101	125	281	302

	Class Q
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$21.25	18.61		17.17	14.34	17.87	30.37
Income (loss) from investment operations:
Net investment income (loss)	$0.11	0.15		0.01	(0.01)	(0.08)*	(0.07)*
Net realized and unrealized gain (loss) on investments	$3.75	2.49		1.43	2.84	(3.45)*	(11.19)*
Total from investment operations	$3.86	2.64		1.44	2.83	(3.53)	(11.26)
Less distributions from:
Net investment income	$0.19	—		—	—	—	—
Net realized gains on investments	$—	—		—	—	—	0.89
Tax return of capital	$—	—		—	—	—	0.35
Total distributions	$0.19	—		—	—	—	1.24
Payment by affiliate	$—	0.00	**	—	—	—	—
Net asset value, end of period	$24.92	21.25		18.61	17.17	14.34	17.87
Total Return(1)%	18.28	14.19	†	8.39	19.74	(19.75)	(38.56)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,553	4,387		4,223	6,454	8,194	17,178
Ratios to average net assets:
Net expense after reimbursement/recoupment(2)(3)%	1.55	1.55		1.59	1.54	1.49	1.51
Gross expenses prior to expense reimbursement/recoupment(3)%	1.60	1.60		1.51	1.62	1.59	1.60
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.99	0.75		0.05	(0.04)	(0.47)	(0.30)
Portfolio turnover rate %	38	129		101	125	281	302

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	Annualized for periods less than one year.
*	Per share data calculated using average number of shares outstanding throughout the period.
**	Amount represents less than $0.005 per share.
†	In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$23.60	19.40		17.32		12.44	11.87	16.33
Income (loss) from investment operations:
Net investment income (loss)	$0.24 **	0.19		0.09		0.03	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$6.11	3.98		2.08		4.85	0.67	(4.44)
Total from investment operations	$6.35	4.17		2.17		4.88	0.57	(4.46)
Less distributions from:
Net investment income (loss)	$0.14	0.02		0.09		—	(0.00)*	—
Total distributions	$0.14	0.02		0.09		—	—	—
Payment by affiliate	$—	0.05		0.00	*	—	—	—
Net asset value, end of period	$29.81	23.60		19.40		17.32	12.44	11.87
Total Return(1)%	27.00	21.76	††	12.58	†	39.23	4.80	(27.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$121,139	87,143		67,282		71,953	62,063	67,247
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.93	2.00		2.20		2.27	2.32	2.32
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.03	2.09		2.10		2.37	2.26	2.33
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	1.78	0.91		0.41		0.22	(0.56)	(0.16)
Portfolio turnover rate %	19	124		88		135	124	74

	Class B
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$23.17	19.17		17.15	12.39	11.85	16.41
Income (loss) from investment operations:
Net investment income (loss)	$0.13 **	0.04		(0.04)	(0.06)	(0.16)	(0.11)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$6.03	3.91		2.06	4.82	0.70	(4.45)
Total from investment operations	$6.16	3.95		2.02	4.76	0.54	(4.56)
Payment by affiliate	$—	0.05		0.00 *	—	—	—
Net asset value, end of period	$29.33	23.17		19.17	17.15	12.39	11.85
Total Return(1)%	26.59	20.87	††	11.78 †	38.42	4.56	(27.79)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,164	12,562		12,581	16,425	15,150	14,637
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.68	2.74		2.85	2.92	2.97	2.99
Gross expenses prior to expense reimbursement/ recoupment(3)%	2.68	2.74		2.75	3.02	2.91	3.00
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	1.00	0.14		(0.30)	(0.40)	(1.23)	(0.72)
Portfolio turnover rate %	19	124		88	135	124	74

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)	Annualized for periods less than one year.
*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.52% and 11.72% for Class A and Class B, respectively. There was no impact on total return due to the payment by affiliate.

††	In 2005, 0.26% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.50% and 20.61% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

Ing EMERGING COUNTRIES FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$22.04	18.24		16.32	11.79	11.41	15.81
Income (loss) from investment operations:
Net investment income (loss)	$0.14 **	0.03		(0.03)	(0.06)	(0.25)	(0.12)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$5.70	3.72		1.95	4.59	0.63	(4.28)
Total from investment operations	$5.84	3.75		1.92	4.53	0.38	(4.40)
Less distributions from:
Net investment income	$0.07	—		—	—	0.04	—
Total Distributions	$0.07	—		—	—	0.04	—
Payment by affiliate	$—	0.05		0.00 *	—	—	—
Net asset value, end of period	$27.81	22.04		18.24	16.32	11.79	11.41
Total Return(1)%	26.57	20.83	††	11.76 †	38.42	3.33	(27.83)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$35,736	20,985		9,680	10,033	9,519	12,746
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.68	2.74		2.85	2.92	2.97	2.99
Gross expenses prior to expense reimbursement/recoupment(2)%	2.68	2.74		2.75	3.02	2.91	3.00
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	1.17	0.25		(0.20)	(0.40)	(1.20)	(0.73)
Portfolio turnover rate %	19	124		88	135	124	74

	Class M
	Six Months Ended April 30,	Year Ended October 31,					August 5, 2002(4) to October 31,
	2006	2005		2004		2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$23.20	19.15		17.12		12.35	12.39
Income (loss) from investment operations:
Net investment income (loss)	$0.16 **	0.09		(0.00	)* **	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments (net of Indian tax)	$6.03	3.91		2.06		4.79	(0.01)
Total from investment operations	$6.19	4.00		2.06		4.77	(0.04)
Less distributions from:
Net investment income	$0.02	—		0.03		—	—
Total distributions	$0.02	—		0.03		—	—
Payment by affiliate	$—	0.05		0.00	*	—	—
Net asset value, end of period	$29.37	23.20		19.15		17.12	12.35
Total Return(1)%	26.71	21.15	††	12.07	†	38.62	(0.32)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,522	1,210		1,124		1,237	1,125
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.43	2.49		2.60		2.67	2.73
Gross expenses prior to expense reimbursement/recoupment(2)%	2.68	2.74		2.50		2.77	2.73
Net investment income (loss) after expense reimbursement/recoupment/recoupment(2)(3)%	1.22	0.37		(0.01)		(0.14)	(1.32)
Portfolio turnover rate %	19	124		88		135	124

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)	Commencement of operations.
*	Amount represents less than $0.005 per share.
**	Per share data calculated using average number of shares outstanding throughout the period.
†

In 2004, 0.06% of the total return consists of a gain on the disposition of an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 11.70% and 12.01% for Class C and Class M, respectively. There was no impact on total return due to the payment by affiliate.

††

In 2005, 0.27% and 0.26% of the total return on Class C and Class M, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 20.56% and 20.89% for Class C and Class M, respectively.

See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

Class I
December 21, 2005(1) to April 30, 2006

Per Share Operating Performance:
Net asset value, beginning of period	$25.52
Income from investment operations:
Net investment income	$0.51
Net realized and unrealized gain on investments	$3.84
Total from investment operations	$4.35
Net asset value, end of period	$29.87
Total Return(2): %	17.05

Ratios/Supplemental Data:
Net assets, end of period ($000)	$14,075
Ratio to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.16
Net expenses after expense reimbursement/recoupment(3)(4)%	2.16
Gross expenses prior to expense reimbursement/recoupment(4)%	2.16
Net investment income(3)(4)%	7.03
Portfolio turnover rate %	19

	Class Q
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005	2004		2003	2002		2001
Per Share Operating Performance:
Net asset value, beginning of period	$24.38	20.03	17.89		12.80	12.26		16.81
Income (loss) from investment operations:
Net investment income (loss)	$0.28 **	0.26	0.09		0.12	(0.14)		0.09
Net realized and unrealized gain (loss) on investments	$6.30	4.07	2.17		4.97	0.68		(4.64)
Total from investment operations	$6.58	4.33	2.26		5.09	0.54		(4.55)
Less distributions from:
Net investment income	$0.16	0.03	0.12		—	0.00	*	—
Total distributions	$0.16	0.03	0.12		—	0.00	*	—
Payment by affiliate	$—	0.05	0.00	*	—	—		—
Net asset value, end of period	$30.80	24.38	20.03		17.89	12.80		12.26
Total Return(2)%	27.12	21.89 ††	12.70	†	39.77	4.41		(27.01)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,390	10,776	8,929		18,168	21,132		26,783
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.81	1.85	2.10		1.93	2.00		1.97
Gross expenses prior to expense reimbursement/recoupment(4)%	1.81	1.85	2.00		2.03	1.94		1.98
Net investment income (loss) after expense
reimbursement/recoupment(3)(4)%	2.02	1.12	0.36		0.59	(0.24)		0.42
Portfolio turnover rate %	19	124	88		135	124		74

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)              Annualized for periods less than one year.

*                    Amount represents less than $0.005 per share.

**                Per share data calculated using average number of shares outstanding throughout the period.

†                    In 2004, 0.06% of the total return consists of a gain on an investment not meeting the Fund’s investment restrictions. Excluding this item, total return would have been 12.64%. There was no impact on total return due to the payment by affiliate.

††                In 2005, 0.25% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 21.64% for the Fund.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,		July 1, 2003(1) to October 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.79	12.38	11.01	10.00
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)**	0.06	0.11	(0.00)*
Net realized and unrealized gain on investments	$3.92	2.35	1.44	1.01
Total from investment operations	$3.91	2.41	1.55	1.01
Less distributions from:
Net investment income	$—	—	0.04	—
Return of capital	$—	—	0.10	—
Net realized gain on investments	$0.36	—	0.04	—
Total distributions	$0.36	—	0.18	—
Net asset value, end of period	$18.34	14.79	12.38	11.01
Total Return(2)%	26.87	19.47	14.25	10.10

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$200,588	122,883	62,949	6,598
Ratios to average net assets:
Net expenses after brokerage commission recapture and expense reimbursement/recoupment(3)(4)%	1.65	1.68	1.70	1.95
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.65	1.68	1.70	1.95
Gross expenses prior to brokerage commission recapture and expense reimbursement/recoupment(3)%	1.56	1.66	1.95	6.03
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.15)	0.53	0.37	(0.32)
Portfolio turnover rate %	35	81	141	50

	Class B
	Six Months Ended April 30,	Year Ended October 31,		July 8, 2003(1) to October 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.55	12.26	10.99	10.29
Income (loss) from investment operations:
Net investment income (loss)	$(0.07)**	(0.03)	(0.05)**	(0.01)
Net realized and unrealized gain on investments	$3.85	2.32	1.49	0.71
Total from investment operations	$3.78	2.29	1.44	0.70
Less distributions from:
Net investment income	$—	—	0.03	—
Return of capital	$—	—	0.10	—
Net realized gain on investments	$0.36	—	0.04	—
Total distributions	$0.36	—	0.17	—
Net asset value, end of period	$17.97	14.55	12.26	10.99
Total Return(2)%	26.42	18.68	13.32	6.80

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$37,876	22,944	11,263	1,344
Ratios to average net assets:
Net expenses after brokerage commission recapture and expense reimbursement/recoupment(3)(4)%	2.40	2.43	2.45	2.70
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.40	2.43	2.45	2.70
Gross expenses prior to brokerage commission recapture and expense reimbursement/recoupment(3)%	2.31	2.41	2.70	6.78
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	(0.90)	(0.23)	(0.46)	(1.03)
Portfolio turnover rate %	35	81	141	50

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                    Amount represents less than $0.005 per share.

**                Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,		July 7, 2003(1) to October 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.57	12.28	11.01	10.27
Income (loss) from investment operations:
Net investment loss	$(0.07)**	(0.03)	(0.04)**	(0.01)
Net realized and unrealized gain on investments	$3.85	2.32	1.48	0.75
Total from investment operations	$3.78	2.29	1.44	0.74
Less distributions from:
Net investment income	$—	—	0.03	—
Return of capital	$—	—	0.10	—
Net realized gain on investments	$0.36	—	0.04	—
Total distributions	$0.36	—	0.17	—
Net asset value, end of period	$17.99	14.57	12.28	11.01
Total Return(2)%	26.38	18.65	13.28	7.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$141,742	87,877	41,424	5,601
Ratios to average net assets:
Net expenses after brokerage commission recaputre and expense reimbursement/recoupment(3)(4)%	2.40	2.43	2.45	2.70
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	2.40	2.43	2.45	2.70
Gross expenses prior to brokerage commission recapture and expense reimbursement/recoupment(3)%	2.31	2.41	2.70	6.78
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.90)	(0.27)	(0.41)	(1.03)
Portfolio turnover rate %	35	81	141	50

	Class I
	Six Months Ended April 30,	Year Ended October 31,		September 10, 2003(1) to October 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.93	12.45	11.05	10.63
Income (loss) from investment operations:
Net investment income (loss)	$0.10 **	0.34	0.19	0.00 *
Net realized and unrealized gain on investments	$3.87	2.14	1.39	0.42
Total from investment operations	$3.97	2.48	1.58	0.42
Less distributions from:
Net investment income	$—	—	0.04	—
Return of capital	$—	—	0.10	—
Net realized gain on investments	$0.36	—	0.04	—
Total distributions	$0.36	—	0.18	—
Net asset value, end of period	$18.54	14.93	12.45	11.05
Total Return(2)%	27.03	19.92	14.53	3.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,065	1,049	2,547	188
Ratios to average net assets:
Net expenses after brokerage commission recapture and expense reimbursement/recoupment(3)(4)%	1.30	1.35	1.25	1.43
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.30	1.35	1.25	1.43
Gross expenses prior to brokerage commission recapture and and expense reimbursement/recoupment(3)%	1.23	1.34	1.50	5.51
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.14	0.97	1.58	0.21
Portfolio turnover rate %	35	81	141	50

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                    Amount represents less than $0.005 per share.

**                Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING FOREIGN FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended April 30,	Year Ended October 31,		July 11, 2003(1) to October 31,
	2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$14.82	12.40	11.02	10.13
Income (loss) from investment operations:
Net investment income (loss)	$(0.01)**	0.08	0.09	(0.00)*
Net realized and unrealized gain on investments	$3.94	2.34	1.46	0.89
Total from investment operations	$3.93	2.42	1.55	0.89
Less distributions from:
Net investment income	$—	—	0.03	—
Return of capital	$—	—	0.10	—
Net realized gain on investments	$0.36	—	0.04	—
Total distributions	$0.36	—	0.17	—
Net asset value, end of period	$18.39	14.82	12.40	11.02
Total Return(2)%	26.95	19.52	14.28	8.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,187	1,079	1,054	421
Ratios to average net assets:
Net expenses after brokerage commission recapture and expense reimbursement/recoupment(3)(4)%	1.65	1.60	1.60	1.85
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.65	1.60	1.60	1.85
Gross expenses prior to brokerage commission recapture and and expense reimbursement/recoupment(3)%	1.58	1.59	1.85	5.93
Net investment income (loss) after proceeds and expense reimbursement/recoupment(3)(4)%	(0.26)	0.53	0.34	(0.17)
Portfolio turnover rate %	35	81	141	50

(1)             Commencement of operations.

(2)             Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3)             Annualized for periods less than one year.

(4)             The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                   Amount represents less than $0.005 per share.

**              Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING GREATER CHINA FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C
	December 21, 2005(1) to April 30, 2006	January 6, 2006(1) to April 30, 2006	January 11, 2006(1) to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.60	10.67
Income (loss) from investment operations:
Net investment income	$(0.04)*	(0.01)*	(0.01)*
Net realized and unrealized gain on investments	$2.17	1.52	1.45
Total from investment operations	$2.13	1.51	1.44
Net asset value, end of period	$12.13	12.11	12.11
Total Return(2)%	21.30	14.25	13.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,795	544	872
Ratios to average net assets:
Expenses(3)%	2.90	3.65	3.65
Net investment income(3)%	(0.99)	(0.34)	(0.19)
Portfolio turnover rate(4)%	39	39	39

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)              Annualized for periods less than one year.

(4)              Not Annualized.

*                    Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS INTERNATIONAL EQUITY FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	January 12, 2006(1) to April 30, 2006	January 12, 2006(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.43	10.43	10.00
Income from investment operations:
Net investment income	$0.06 *	0.09 *	0.09 *	0.13 *
Net realized and unrealized gain on investments	$1.16	0.69	0.67	1.09
Total from investment operations	$1.22	0.78	0.76	1.22
Net asset value, end of period	$11.22	11.21	11.19	11.22
Total Return(2)%	12.20	7.48	7.29	12.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,425	128	422	41,767
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.15	1.90	1.90	0.90
Gross expenses prior to expense reimbursement(3)%	1.61	2.36	2.36	1.36
Net investment income after expense reimbursement(3)%	1.63	2.15	2.15	3.41
Portfolio turnover rate(4)%	97	97	97	97

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)            Annualized for periods less than one year.

(4)            Not Annualized.

*               Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.97	9.78	8.48	7.05	8.09	11.22
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.10	0.09	0.04	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	$2.40	1.18	1.22	1.37	(1.04)	(2.14)
Total from investment operations	$2.44	1.28	1.31	1.41	(1.06)	(2.19)
Less distributions from:
Net investment income	$0.17	0.10	0.01	0.03	—	—
Net realized gain on investments	$—	—	—	—	—	0.94
Total distributions	$0.17	0.10	0.01	0.03	—	0.94
Redemption fees applied to capital $		—	0.00 *	0.05	0.02	—
Payment by affiliate $		0.01	—	—	—	—
Net asset value, end of period	$13.24	10.97	9.78	8.48	7.05	8.09
Total Return(1)%	22.48	13.30 †	15.49	20.72	(12.86)	(21.38)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$62,374	51,193	47,551	43,821	43,314	37,489
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.66	1.65	1.68	1.85	2.14	2.51
Gross expenses prior to expense reimbursement/recoupment(3)%	1.66	1.65	1.64	1.87	2.18	2.51
Net investment income (loss) after expense reimbursement/ recoupment(2)(3)%	0.77	0.94	0.78	0.64	(0.32)	(0.74)
Portfolio turnover rate %	110	116	90	100	126	169

	Class B
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$10.55	9.43	8.22	6.91	8.03	11.19
Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	0.02	(0.00)*	(0.00)*	(0.02)	(0.62)
Net realized and unrealized gain (loss) on investments	$2.31	1.14	1.21	1.31	(1.10)	(1.60)
Total from investment operations	$2.31	1.16	1.21	1.31	(1.12)	(2.22)
Less distributions from:
Net investment income	$0.09	0.05	—	—	—	—
Net realized gain on investments	$—	—	—	—	—	0.94
Total distributions	$0.09	0.05	—	—	—	0.94
Payment by affiliate $		0.01	—	—	—	—
Net asset value, end of period	$12.77	10.55	9.43	8.22	6.91	8.03
Total Return(1)%	22.00	12.41 †	14.72	18.96	(13.95)	(21.74)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,095	16,338	15,069	12,466	10,246	1,961
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.41	2.40	2.43	2.60	2.76	3.32
Gross expenses prior to expense reimbursement/recoupment(3)%	2.41	2.40	2.39	2.62	2.83	3.32
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.01	0.19	(0.02)	(0.05)	(1.10)	(1.40)
Portfolio turnover rate %	110	116	90	100	126	169

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)            Annualized for periods less than one year.

*               Amount represents less than $0.005 per share.

†                  In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months
	Ended
	April 30,	Year Ended October 31,
	2006	2005	2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$10.55	9.42	8.22	6.91		8.02	11.21
Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	0.03	(0.00)*	(0.00	)*	(0.02)	(0.62)
Net realized and unrealized gain (loss) on investments	$2.31	1.13	1.20	1.31		(1.09)	(1.63)
Total from investment operations	$2.31	1.16	1.20	1.31		(1.11)	(2.25)
Less distributions from:
Net investment income	$0.08	0.04	—	0.00	*	—	—
Net realized gain on investments	$—	—	—	—		—	0.94
Total distributions	$0.08	0.04	—	0.00	*	—	0.94
Payment by affiliate	$—	0.01	—	—		—	—
Net asset value, end of period	$12.78	10.55	9.42	8.22		6.91	8.02
Total Return(2)%	22.02	12.46 †	14.60	18.97		(13.84)	(21.98)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,592	15,008	16,230	14,526		12,384	1,514
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.41	2.40	2.43	2.60		2.76	3.31
Gross expenses prior to expense reimbursement/
recoupment(3)%	2.41	2.40	2.39	2.62		2.84	3.31
Net investment income (loss) after expense reimbursement/
recoupment(3)(4)%	0.01	0.18	(0.04)	(0.05)		(1.18)	(1.46)
Portfolio turnover rate %	110	116	90	100		126	169

	Class I
	Six Months				January 15,
	Ended				2002 to
	April 30,	Year Ended October 31,			October 31,
	2006	2005	2004	2003	2002(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.94	9.76	8.45	7.06	8.25
Income (loss) from investment operations:
Net investment income	$0.06	0.14	0.09	0.10	0.05
Net realized and unrealized gain (loss) on investments	$2.37	1.18	1.25	1.34	(1.24)
Total from investment operations	$2.43	1.32	1.34	1.44	(1.19)
Less distributions from:
Net investment income	$0.20	0.15	0.03	0.05	—
Total distributions	$0.20	0.15	0.03	0.05	—
Payment by affiliate	$—	0.01	—	—	—
Net asset value, end of period	$13.17	10.94	9.76	8.45	7.06
Total Return(2)%	22.65	13.73 †	15.94	20.53	(14.42)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,463	23,452	17,211	11,582	6,384
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.27	1.26	1.26	1.33	1.48
Gross expenses prior to expense reimbursement/recoupment(3)%	1.27	1.26	1.22	1.34	1.53
Net investment income after expense reimbursement/recoupment(3)(4)%	1.06	1.34	1.13	1.29	0.72
Portfolio turnover rate %	110	116	90	100	126

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*	Amount represents less than $0.005 per share.
†

In 2005, 0.10% of the total return on Class A and Class B, consists of a payment by affiliate. Excluding this item, total return would have been 13.20% and 12.31% for Class A and Class B, respectively.

†

In 2005, 0.10% of the total return on Class I and Class Q, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 13.63% and 13.31% for Class I and Class Q, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended April 30,	Year Ended October 31,				February 26, 2001 to October 31,
	2006	2005	2004	2003	2002	2001(1)
Per Share Operating Performance:
Net asset value, beginning of period	$10.89	9.72	8.43	7.04	8.10	9.89
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.08	0.06	0.07	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	$2.39	1.20	1.25	1.37	(1.03)	(1.77)
Total from investment operations	$2.45	1.28	1.31	1.44	(1.06)	(1.79)
Less distributions from:
Net investment income	$0.22	0.12	0.02	0.05	—	—
Total distributions	$0.22	0.12	0.02	0.05	—	—
Payment by affiliate	$—	0.01	—	—	—	—
Net asset value, end of period	$13.12	10.89	9.72	8.43	7.04	8.10
Total Return(2)%	22.57	13.41 †	15.61	20.51	(13.09)	(18.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,800	14,544	7,274	14,755	6,949	7
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.53	1.51	1.60	1.59	1.61	2.27
Gross expenses prior to expense reimbursement/recoupment(3)%	1.53	1.51	1.56	1.59	1.70	2.27
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.05	1.00	0.73	0.91	(0.08)	(0.24)
Portfolio turnover rate %	110	116	90	100	126	169

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)

The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

†

In 2005, 0.10% of the total return on Class I and Class Q, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 13.63% and 13.31% for Class I and Class Q, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL CAPITAL APPRECIATION FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	January 9, 2006(1) to April 30, 2006	January 24, 2006(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.42	10.28	10.00
Income (loss) from investment operations:
Net investment income	$0.01 *	(0.00)**	(0.01)*	0.05 *
Net realized and unrealized gain on investments	$0.93	0.49	0.64	0.90
Total from investment operations	$0.94	0.49	0.63	0.95
Net asset value, end of period	$10.94	10.91	10.91	10.95
Total Return(2)%	9.40	4.70	6.13	9.50

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,510	46	43	24,892
Ratios to average net assets:
Net expenses after expense reimbursement and brokerage
commission recapture(3)(4)%	1.50	2.25	2.25	1.25
Net expenses after expense reimbursement/recoupment prior to brokerage commission recapture(3)(4)%	1.50	2.25	2.25	1.25
Gross expenses prior to expense reimbursement and brokerage
commission recapture(4)%	2.45	3.20	3.20	2.20
Net investment income after expense reimbursement and brokerage commission recapture(3)(4)%	0.27	(0.09)	(0.39)	1.43
Portfolio turnover rate(5)%	39	39	39	39

(1)    Commencement of operations.

(2)    Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)    The investment manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)    Annualized for periods less than one year.

(5)    Not Annualized.

*      Per share data calculated using average number of shares outstanding throughout the period.

**     Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL REAL ESTATE FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	February 28, 2006(1) to April 30, 2006	February 28, 2006(1) to April 30, 2006	February 28, 2006(1) to April 30, 2006	February 28, 2006(1) to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.00	10.00	10.00
Income (loss) from investment operations:
Net investment income	$0.03 *	0.03 *	0.02 *	0.03 *
Net realized and unrealized gain on investments	$0.50	0.50	0.50	0.51
Total from investment operations	$0.53	0.53	0.52	0.54
Less distributions from:
Net investment income	$0.01	0.02	0.01	0.02
Total distributions	$0.01	0.02	0.01	0.02
Net asset value, end of period	$10.52	10.51	10.51	10.52
Total Return(2)%	5.43	5.35	5.23	5.46

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,729	120	3,120	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	2.25	2.25	1.25
Gross expenses prior to expense reimbursement(4)%	3.11	3.86	3.86	2.86
Net investment income after expense reimbursement(3)(4)%	1.42	1.65	1.40	1.63
Portfolio turnover rate(5)%	1	1	1	1

(1)    Commencement of operations.

(2)    Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)    The investment manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)    Annualized for periods less than one year.

(5)    Not Annualized.

*      Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004		2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$37.75	29.27		25.37		18.35	21.85	36.08
Income (loss) from investment operations:
Net investment income (loss)	$0.12	0.33	**	0.02		0.01	(0.07)	(0.11)
Net realized and unrealized gain (loss) on investments	$11.05	8.05	**	3.86		7.01	(3.43)	(11.39)
Total from investment operations	$11.17	8.38		3.88		7.02	(3.50)	(11.50)
Less distributions from:
Net investment income	$0.33	—		0.00	*	—	—	0.24
Net realized gain on investments	$—	—		—		—	—	2.49
Total distributions	$0.33	—		0.00	*	—	—	2.73
Payment by affiliate	$—	0.10		0.02		—	—	—
Net asset value, end of period	$48.59	37.75		29.27		25.37	18.35	21.85
Total Return(1)%	29.76	28.97	††	15.39	†	38.26	(16.02)	(34.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$252,420	173,612		154,658		150,043	123,206	153,804
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.69	1.74		1.75		1.95	1.95	1.83
Gross expenses prior to expense reimbursement/recoupment(3)%	1.69	1.74		1.72		1.94	1.99	1.83
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.59	0.98		0.07		0.00	(0.32)	(0.33)
Portfolio turnover rate %	35	124		106		114	149	143

	Class B
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$38.83	30.30		26.43	19.25	23.06	38.05
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.10	**	(0.19)	(0.24)	(0.32)	(0.32)
Net realized and unrealized gain (loss) on investments	$11.40	8.33	**	4.04	7.42	(3.49)	(11.98)
Total from investment operations	$11.38	8.43		3.85	7.18	(3.81)	(12.30)
Less distributions from:
Net investment income	$0.04	—		—	—	—	0.07
Net realized gain on investments	$—	—		—	—	—	2.62
Total distributions	$0.04	—		—	—	—	2.69
Payment by affiliate	$—	0.10		0.02	—	—	—
Net asset value, end of period	$50.17	38.83		30.30	26.43	19.25	23.06
Total Return(1)%	29.32	28.15	††	14.64 †	37.30	(16.52)	(34.59)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$68,928	57,131		58,318	62,104	52,661	74,541
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.34	2.39		2.40	2.60	2.60	2.48
Gross expenses prior to expense reimbursement/recoupment(3)%	2.34	2.39		2.37	2.59	2.63	2.48
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	(0.16)	0.29		(0.60)	(0.68)	(0.98)	(0.98)
Portfolio turnover rate %	35	124		106	114	149	143

(1)               Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)               The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)               Annualized for periods less than one year.

*                     Amount represents less than $0.005 per share.

**                Per share data calculated using average number of shares outstanding throughout the period.

†                     In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.07%.

††                In 2005, 0.34% and 0.33% of the total return on Class A and Class B, respectively, consists of a payment by affiliate. Excluding this item, total return would have been 28.63% and 27.82% on Class A and Class B, respectively.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$35.59	27.77		24.23	17.65	21.14	34.93
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)	0.10	*	(0.17)	(0.29)	(0.32)	(0.38)
Net realized and unrealized gain (loss) on investments	$10.44	7.62	*	3.70	6.87	(3.17)	(10.91)
Total from investment operations	$10.42	7.72		3.53	6.58	(3.49)	(11.29)
Less distributions from:
Net investment income	$0.11	—		—	—	—	0.09
Net realized gain on investments	$—	—		—	—	—	2.41
Total distributions	$0.11	—		—	—	—	2.50
Payment by affiliate	$—	0.10		0.01	—	—	—
Net asset value, end of period	$45.90	35.59		27.77	24.23	17.65	21.14
Total Return(1)%	29.35	28.16	††	14.61 ††	37.28	(16.51)	(34.62)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$70,970	52,420		47,793	50,227	46,703	69,320
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	2.34	2.39		2.40	2.60	2.60	2.48
Gross expenses prior to expense reimbursement/recoupment(3)%	2.34	2.39		2.37	2.59	2.63	2.48
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	(0.09)	0.30		(0.60)	(0.68)	(0.99)	(0.98)
Portfolio turnover rate %	35	124		106	114	149	143

Class I
December 21, 2005(4) to April 30,
2006
Per Share Operating Performance:
Net asset value, beginning of period	$40.64
Income from investment operations:
Net investment income	$0.52
Net realized and unrealized gain on investments	$7.52
Total from investment operations	$8.04
Net asset value, end of period	$48.68
Total Return(1)%	19.78

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,081
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.20
Gross expenses prior to expense reimbursement/recoupment(3)%	1.20
Net investment income after expense reimbursement/recoupment(2)(3)%	3.20
Portfolio turnover rate %	35

(1)               Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)               The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)               Annualized for periods less than one year.

(4)               Commencement of operations.

*                     Per share data calculated using average number of shares outstanding throughout the period.

†                     In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.04%.

††                In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$40.53	31.34		27.11	19.54	23.19	38.18
Income (loss) from investment operations:
Net investment income	$0.17	0.43	*	0.10	0.21	0.04	0.00 *
Net realized and unrealized gain (loss) on investments	$11.86	8.66		4.13	7.36	(3.69)	(12.12)
Total from investment operations	$12.03	9.09		4.23	7.57	(3.65)	(12.12)
Less distributions from:
Net investment income	$0.41	—		0.01	—	—	0.24
Net realized gains on investments	$—	—		—	—	—	2.63
Total distributions	$0.41	—		0.01	—	—	2.87
Payment by affiliate	$—	0.10		0.01	—	—	—
Net asset value, end of period	$52.15	40.53		31.34	27.11	19.54	23.19
Total Return(1)%	29.88	29.32	††	15.66 †	38.74	(15.74)	(34.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83,653	57,846		61,166	79,140	70,404	91,089
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(2)(3)%	1.47	1.49		1.50	1.59	1.55	1.50
Gross expenses prior to expense reimbursement/recoupment(3)%	1.47	1.49		1.47	1.58	1.59	1.50
Net investment income (loss) after expense reimbursement/recoupment(2)(3)%	0.80	1.18		0.28	0.35	0.07	0.04
Portfolio turnover rate %	35	124		106	114	149	143

(1)                 Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)                 The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(3)                 Annualized for periods less than one year.

*                       Per share data calculated using average number of shares outstanding throughout the period.

†                       In 2004, the Sub-Adviser fully reimbursed the Fund for a loss incurred from a transaction not meeting the Fund’s investment guidelines, which otherwise would have reduced total return by 0.04%.

††                  In 2005, 0.36% of the total return consists of a payment by affiliate. Excluding this item, total return would have been 27.80%.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.33	16.90		13.71	10.40	12.33	16.68
Income (loss) from investment operations:
Net investment income	$0.10 **	0.17		0.13	0.08	0.06	0.11
Net realized and unrealized gain (loss) on investments	$3.90	2.28		3.15	3.48	(1.64)	(2.44)
Total from investment operations	$4.00	2.45		3.28	3.56	(1.58)	(2.33)
Less distributions from:
Net investment income	$0.16	0.22		0.09	0.05	0.09	0.14
Net realized gain on investments	$1.41	0.80		—	0.20	0.26	1.88
Total distributions	$1.57	1.02		0.09	0.25	0.35	2.02
Payment by affiliate	$—	0.00	*	—	—	—	—
Net asset value, end of period	$20.76	18.33		16.90	13.71	10.40	12.33
Total Return(1)%	23.13	15.06	†	24.03	35.11	(13.31)	(15.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,018,326	1,732,332		1,869,868	1,641,943	1,356,334	920,591
Ratios to average net assets:
Expenses(2)%	1.60	1.60		1.61	1.74	1.76	1.67
Net investment income(2)%	1.01	0.88		0.79	0.66	0.58	0.88
Portfolio turnover rate %	15	21		29	9	20	15

	Class B
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.95	16.58		13.45	10.23	12.13	16.43
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.05		0.02	(0.00)*	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	$3.84	2.23		3.11	3.42	(1.62)	(2.41)
Total from investment operations	$3.87	2.28		3.13	3.42	(1.64)	(2.39)
Less distributions from:
Net investment income	$0.01	0.11		—	—	0.00 *	0.03
Net realized gain on investments	$1.41	0.80		—	0.20	0.26	1.88
Total distributions	$1.42	0.91		—	0.20	0.26	1.91
Payment by affiliate	$—	0.00	*	—	—	—	—
Net asset value, end of period	$20.40	17.95		16.58	13.45	10.23	12.13
Total Return(1)%	22.78	14.21	†	23.27	34.11	(13.90)	(16.48)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$423,639	411,071		454,952	420,651	375,967	421,884
Ratios to average net assets:
Expenses(2)%	2.30	2.30		2.31	2.44	2.45	2.37
Net investment income (loss)(2)%	0.25	0.17		0.09	(0.04)	(0.13)	0.16
Portfolio turnover rate %	15	21		29	9	20	15

(1)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)     Annualized for periods less than one year.

*       Amount represents less than $0.005 per share.

**      Per share data calculated using average number of shares outstanding throughout the period.

†       In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$17.91	16.54		13.42	10.21	12.10	16.41
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.04		0.02	(0.00)*	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	$3.82	2.24		3.10	3.41	(1.61)	(2.41)
Total from investment operations	$3.85	2.28		3.12	3.41	(1.63)	(2.39)
Less distributions from:
Net investment income	$0.03	0.11		—	—	0.00 *	0.04
Net realized gain on investments	$1.41	0.80		—	0.20	0.26	1.88
Total distributions	$1.44	0.91		—	0.20	0.26	1.92
Payment by affiliate	$—	0.00	**	—	—	—	—
Net asset value, end of period	$20.32	17.91		16.54	13.42	10.21	12.10
Total Return(1)%	22.73	14.25	†	23.25	34.08	(13.85)	(16.52)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$750,843	663,626		675,039	628,704	573,712	603,229
Ratios to average net assets:
Expenses(3)%	2.30	2.30		2.31	2.44	2.46	2.37
Net investment income (loss)(3)%	0.30	0.15		0.09	(0.04)	(0.13)	0.16
Portfolio turnover rate %	15	21		29	9	20	15

	Class I
	Six Months Ended April 30,		Year Ended October 31,					June 18, 2001 to October 31,
	2006		2005		2004	2003	2002	2001(2)
Per Share Operating Performance:
Net asset value, beginning of period	$18.38		16.96		13.74	10.43	12.35	13.89
Income (loss) from investment operations:
Net investment income	$0.14	*	0.20		0.16	0.13	0.16	0.02
Net realized and unrealized gain (loss) on investments	$3.90		2.31		3.20	3.48	(1.68)	(1.56)
Total from investment operations	$4.04		2.51		3.36	3.61	(1.52)	(1.54)
Less distributions from:
Net investment income	$0.23		0.29		0.14	0.10	0.14	—
Net realized gains on investments	$1.41		0.80		—	0.20	0.26	—
Total distributions	$1.64		1.09		0.14	0.30	0.40	—
Payment by affiliate	$—		0.00	**	—	—	—	—
Net asset value, end of period	$20.78		18.38		16.96	13.74	10.43	12.35
Total Return(1)%	23.40		15.42	†	24.67	35.58	(12.89)	(11.09)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,575,914		1,221,594		831,142	482,047	372,352	226,067
Ratios to average net assets:
Expenses(3)%	1.23		1.23		1.21	1.29	1.32	1.24
Net investment income(3)%	1.44		1.18		1.18	1.12	1.04	0.62
Portfolio turnover rate %	15		21		29	9	20	15

(1)           Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

†                  In 2005, there was no impact on total return due to payment by affiliate.

(2)            Commencement of operations.

(3)           Annualized for periods less than one year.

*                 Per share data calculated using average number of shares outstanding throughout the period.

**             Amount represents less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$18.37	16.94		13.73	10.44	12.34	16.68
Income (loss) from investment operations:
Net investment income	$0.11	0.19		0.14	0.10	0.07	0.10
Net realized and unrealized gain (loss) on investments	$3.91	2.29		3.17	3.49	(1.63)	(2.42)
Total from investment operations	$4.02	2.48		3.31	3.59	(1.56)	(2.32)
Less distributions from:
Net investment income	$0.18	0.25		0.10	0.10	0.08	0.14
Net realized gains on investments	$1.41	0.80		—	0.20	0.26	1.88
Total distributions	$1.59	1.05		0.10	0.30	0.34	2.02
Payment by affiliate	$—	0.00	*	—	—	—	—
Net asset value, end of period	$20.79	18.37		16.94	13.73	10.44	12.34
Total Return(1)%	23.19	15.20	†	24.32	35.37	(13.11)	(15.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,063	27,993		28,862	29,319	29,836	35,802
Ratios to average net assets:
Expenses(2)%	1.48	1.48		1.46	1.54	1.49	1.59
Net investment income(2)%	1.11	0.99		0.89	0.87	0.63	0.91
Portfolio turnover rate %	15	21		29	9	20	15

(1)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(2)            Annualized for periods less than one year.

*                  Amount represents less than $0.005 per share.

†                  In 2005, there was no impact on total return due to payment by affiliate.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE CHOICE FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A			Class B			Class C			Class I
	Six Months Ended April 30, 2006	February 1, 2005(1) to October 31, 2005		Six Months Ended April 30, 2006	February 1, 2005(1) to October 31, 2005		Six Months Ended April 30, 2006	February 4, 2005(1) to October 31, 2005		December 21 2005(1) to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.70	10.00		10.65	10.00		10.66	10.01		11.04
Income (loss) from investment operations:
Net investment income	$0.08	0.11	*	0.04	0.04	*	0.03	0.04	*	0.17
Net realized and unrealized gain (loss) on investments	$1.87	0.59	*	1.83	0.61	*	1.86	0.61	*	1.17
Total from investment operations	$1.95	0.70		1.87	0.65		1.89	0.65		1.34
Less distributions from:
Net investment income	$0.10	—		0.08	—		0.08	—		—
Net realized gain on investments	$0.16	—		0.16	—		0.16	—		—
Total distributions	$0.26	—		0.24	—		0.24	—		—
Net asset value, end of period	$12.39	10.70		12.28	10.65		12.31	10.66		12.38
Total Return(2)%	18.53	7.00		17.86	6.50		17.97	6.49		12.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$13,446	6,115		3,261	1,427		3,553	1,796		16,690
Ratios to average net assets:
Net expenses after brokerage
commission recapture and expense
reimbursement(3)(4)%	1.68	1.70		2.43	2.45		2.43	2.45		1.38
Net expenses after expense reimbursement and prior to brokerage commission recapture(3)(4)%	1.70	1.70		2.45	2.45		2.45	2.45		1.40
Gross expenses prior to brokerage commission recapture and expense reimbursement(3)%	2.47	3.44		3.22	4.19		3.22	4.19		2.18
Net investment income(3)(4)%	1.46	1.08		0.67	0.36		0.59	0.35		5.69
Portfolio turnover rate %	13	24		13	24		13	24		13

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)            Annualized for periods less than one year.

(4)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING PRECIOUS METALS FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.34	7.09	6.94	4.40	3.05	2.27
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	(0.06)	(0.05)	(0.02)	(0.01)	0.02
Net realized and unrealized gain on investments	$4.86	0.54	0.20	2.56	1.38	0.76
Total from investment operations	$4.83	0.48	0.15	2.54	1.37	0.78
Less distributions from:
Net investment income	$0.02	0.23	—	—	0.02	0.00	*
Total distributions	$0.02	0.23	—	—	0.02	0.00	*
Net asset value, end of period	$12.15	7.34	7.09	6.94	4.40	3.05
Total Return(1)%	65.82	6.81	2.16	57.73	45.01	34.56

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$145,832	87,441	91,756	101,696	72,346	60,563
Ratios to average net assets:
Expenses(2)%	1.44	1.56	1.44	1.57	1.73	1.96
Net investment income (loss)(2)%	(0.61)	(0.77)	(0.69)	(0.36)	(0.33)	0.67
Portfolio turnover rate %	49	78	77	94	54	83

(1)           Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)           Annualized for periods less than one year.

*                 Amount represents less than $0.005 per share

See Accompanying Notes to Financial Statements

ING RUSSIA FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended April 30,	Year Ended October 31,
	2006	2005		2004	2003		2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$33.49	25.01		19.13	12.15		8.04	7.15
Income (loss) from investment operations:
Net investment income (loss)	$(0.18)	(0.00	)*	0.04	(0.00	)*	0.17	(0.04)
Net realized and unrealized gain on investments	$21.38	8.39		5.69	7.06		3.92	0.93
Total from investment operations	$21.20	8.39		5.73	7.06		4.09	0.89
Less distributions from:
Net investment income	$—	0.01		0.02	0.12		—	—
Total distributions	$—	0.01		0.02	0.12		—	—
Redemption fees applied to capital	$—	0.10		0.17	0.04		0.02	—
Net asset value, end of period	$54.69	33.49		25.01	19.13		12.15	8.04
Total Return(1)%	63.30	33.98		30.88	58.98		51.12	12.45

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$731,423	271,603		212,180	161,601		85,658	49,019
Ratios to average net assets:
Net expenses after expense reimbursement(2)(3)%	2.03	2.13		2.01	2.09		1.77	2.23
Gross expenses prior to expense reimbursement(2)%	2.03	2.13		2.01	2.09		2.20	2.77
Net investment income (loss) after expense reimbursement(2)(3)%	(1.05)	(0.01)		0.15	(0.02)		1.33	(0.56)
Portfolio turnover rate %	7	26		54	23		32	28

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*                    Amount is less than $0.005 per share.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS FIXED INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	January 4, 2006(1) to April 30, 2006	March 1, 2006(1) to April 30, 2006	February 7, 2006(1) to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.15	10.43	10.24
Income (loss) from investment operations:
Net investment income	$0.24 *	0.23 *	0.22 *	0.28 *
Net realized and unrealized gain on investments	$0.15	(0.03)	(0.42)	(0.19)
Total from investment operations	$0.39	0.20	(0.20)	0.09
Less distributions from:
Net investment income	$0.20	0.19	0.07	0.15
Total distributions	$0.20	0.19	0.07	0.15
Net asset value, end of period	$10.19	10.16	10.16	10.18
Total Return(2)%	3.87	1.96	(1.92)	0.91

Ratios and Supplemental Data:
Net assets, end of period ($000)	$10,539	72	154	13
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	2.00	2.00	1.00
Gross expenses prior to expense reimbursement(4)%	2.57	3.65	3.65	2.65
Net investment income after expense reimbursement(3)(4)%	6.67	6.46	6.17	7.79
Portfolio turnover rate(5)%	26	26	26	26

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)            Annualized for periods less than one year.

(5)            Not Annualized.

*                  Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING DIVERSIFIED INTERNATIONAL FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	10.28	10.54	10.00
Income (loss) from investment operations:
Net investment income	$(0.01)*	(0.04)*	(0.04)*	0.00 *
Net realized and unrealized gain on investments	$1.42	1.15	0.88	1.42
Total from investment operations	$1.41	1.11	0.84	1.42
Net asset value, end of period	$11.41	11.39	11.38	11.42
Total Return(2)%	14.10	10.80	7.97	14.20

Ratios and Supplemental Data:
Net assets, end of period ($000)	$86,858	13,335	39,087	1
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)(5)%	0.35	1.10	1.10	0.10
Gross expenses prior to expense reimbursement(4)(5)%	0.79	1.54	1.54	0.54
Net investment income(3)(4)%	(0.35)	(1.10)	(1.10)	(0.10)
Portfolio turnover rate(6)%	12	12	12	12

(1)            Commencement of operations.

(2)            Total return is calculated assuming reinvestment of dividends and capital gain distributions at net asset value and excluding the deduction of sales charge. Total return for less than one year is not annualized.

(3)            The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

(4)            Annualized for periods less than one year.

(5)            Expense ratios do not include expenses of Underlying Funds.

(6)            Not Annualized.

*                  Per share data calculated using average number of shares outstanding throughout the period.

**              Amount represents less than $0.005 per share or 0.005%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Funds included in this report are comprised of ING Mutual Funds (“IMF”) and ING Mayflower Trust (“IMT”); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware statutory trust organized in 1992 with seventeen separate series, sixteen of which are included in this report, (“Funds”): ING Global Equity Dividend Fund (“Global Equity Dividend”), ING Global Real Estate Fund (“Global Real Estate”), ING Global Value Choice Fund (“Global Value Choice”), ING Emerging Countries Fund (“Emerging Countries”), ING Foreign Fund (“Foreign”), ING Greater China Fund (“Greater China”), ING Index Plus International Equity Fund (“Index Plus International Equity”), ING International Fund (“International”), ING International Capital Appreciation Fund (“International Capital Appreciation”), ING International Real Estate Fund (“International Real Estate”), ING International SmallCap Fund (“International SmallCap”), ING International Value Choice Fund (“International Value Choice”), ING Precious Metals Fund (“Precious Metals”), ING Russia Fund (“Russia”), ING Emerging Markets Fixed Income Fund (“Emerging Markets Fixed Income”) and ING Diversified International Fund (“Diversified International”). IMT is a Massachusetts business trust organized in 1993 with one series (“Fund”), ING International Value Fund (“International Value”). The investment objective of each Fund is described in the Fund’s prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investments except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to June 28, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to June 28, 2002; (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Manager and Sub-Adviser based on their assessment of the Fund’s ability to invest the monies consistent with the Fund’s objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value, or (5) by employees of the Investment Manager or Sub-Adviser and their affiliates. Proof of eligibility may be required. Employees of the Investment Manager or Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase.

Diversified International seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market, gold and silver bullion, platinum and palladium are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its next net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest approximates market value.

For the Russia Fund, the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the “RTS”) declines by 21/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

For Diversified International, the valuation of the Fund’s investments in its underlying funds is based on the net asset values of the underlying funds each business day.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

Global Real Estate and International Real Estate estimate components of distributions from real estate investment trust (REITs). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually (except, Global Equity Dividend, Global Real Estate and International Real Estate, which pay dividends, if any, quarterly and Emerging Markets Fixed Income, which pay dividends monthly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Organization Expenses and Offering Costs. Costs incurred with the organization of the Funds are expensed as incurred. Costs incurred with the offering of shares of the Funds are deferred and amortized over a twelve-month period on a straight-line basis.

I.                 Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

J.                Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, each Fund has the right to use collateral to offset losses incurred. There would be potential loss to a Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. Each Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

K.            Options Contracts. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

L.              Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.         Delayed Delivery Transaction. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six month period ended April 30, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Global Equity Dividend	$67,481,071	$60,880,846
Global Real Estate	115,287,472	45,973,039
Global Value Choice	39,017,008	50,143,362
Emerging Countries	68,425,219	29,526,357
Foreign	209,400,616	105,439,482
Greater China	19,750,568	4,990,767
Index Plus International Equity	83,269,803	30,187,824
International	135,532,671	144,299,441
International Capital Appreciation	31,915,300	5,331,150
International Real Estate	17,009,421	151,285
International SmallCap	179,285,481	139,604,013
International Value	647,267,700	823,200,694
International Value Choice	26,081,128	2,275,978
Precious Metals	54,500,757	54,716,390
Russia	243,344,494	32,110,276
Emerging Markets Fixed Income	12,726,512	2,539,866
Diversified International	138,774,394	7,428,970

NOTE 4 — REDEMPTION FEES

A 2% redemption fee is charged on shares of Russia that are redeemed (included in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the periods ended April 30, 2006 and October 31, 2005 were $518,566 and $850,706, respectively, and are set forth in the Statements of Changes in Net Assets.

Up through April 2, 2006, International imposed a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds through April 2, 2006 and for the period ended October 31, 2005 were $257 and $12,635, respectively, and are set forth in the Statements of Changes in Net Assets. Effective April 3, 2006, International no longer charges a redemption fee.

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds except Diversified International has entered into an Investment Management Agreement with ING Investments, LLC (the “Investment Manager”). The Investment Management Agreements compensate the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

As a percentage of average net assets
Global Equity Dividend	0.70%
Global Real Estate	0.80% on the first $250 million; 0.775% on the next $250 million; and 0.70% thereafter
Global Value Choice	1.00% on the first $250 million; 0.90% on the next $250 million; 0.80% on the next $500 million; and 0.75% thereafter
Emerging Countries	1.25%
Foreign	1.00% on the first $500 million; and 0.90% thereafter
Greater China	1.15% on the first $100 million; 1.05% of the next $150 million; and 0.95% thereafter
Index Plus International Equity	0.55%
International	1.00%
International Capital Appreciation	0.85% on the first $500 million; 0.80% on the next $500 million; and 0.75% thereafter
International Real Estate	1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% thereafter
International SmallCap	1.00% on first $500 million; 0.90% on next $500 million; and 0.85% thereafter
International Value	1.00%
International Value Choice	1.00%
Precious Metals	1.00% on first $50 million; and 0.75% thereafter
Russia	1.25%
Emerging Markets Fixed Income	0.65% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

Prior to April 28, 2006, the investment management fees for Global Real Estate were 1.00% on the first $250 million; 0.90% on the next $250 million; and 0.80% above $500 million.

ING Investment Management Advisors B.V. (“IIMA”), a registered investment adviser, serves as Sub-Adviser to Global Equity Dividend, Index Plus International Equity, Russia and Emerging Markets Fixed Income pursuant to a Sub-Advisory Agreement between the Investment Manager and IIMA.

ING Clarion Real Estate Securities L.P. (“ING CRES”) a registered investment adviser, serves as a Sub-Adviser to Global Real Estate and International Real Estate pursuant to a Sub-Advisory Agreement between the Investment Manager and ING CRES.

Tradewinds NWQ Global Investors, LLC (“NWQ”), a registered investment adviser, serves as a Sub-Adviser to Global Value Choice and International Value Choice pursuant to a Sub-Advisory Agreement between the Investment Manager and NWQ.

Brandes Investment Partners, L.P. (“Brandes”), a registered investment adviser, serves as a Sub-Adviser to Emerging Countries and International Value pursuant to a Sub-Advisory Agreement between the Investment Manager and Brandes.

Julius Baer Investment Management, LLC (“JBIM”), a registered investment adviser wholly-owned by the Julius Baer Securities, serves as Sub-Adviser to Foreign pursuant to a Sub-Advisory Agreement between the Investment Manager and JBIM.

ING Investment Management Co. (“ING IM”), a registered investment adviser serves as Sub-Adviser to International and Precious Metals pursuant to a Sub-Advisory Agreement between the Investment Manager and ING IM.

Acadian Asset Management, Inc. (“Acadian”), a registered investment adviser, serves as a Sub-Adviser to International SmallCap pursuant to a Sub-Advisory Agreement between the Investment Manager and Acadian.

ING Investment Management Asia/Pacific (Hong Kong) Limited (“ING Asia”), a registered investment adviser, serves as a Sub-Adviser to Greater China pursuant to a Sub-Advisory Agreement between the Investment Manager and ING Asia.

Hansberger Global Investors, Inc. (“HGI”), a registered investment adviser, serves as Sub-Adviser to International Capital Appreciation pursuant to a Sub-Advisory Agreement between the Investment Manager and HGI.

ING Funds Services, LLC (the “Administrator”), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund’s average daily net assets.

International Value Fund also pays the Administrator an annual shareholder account-servicing fee of $5.00 for each account of beneficial owners of shares.

The Investment Manager, ING IM, ING CRES, IIMA and the Administrator are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds, except Class I, has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds’ shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A		Class B	Class C	Class M		Class Q

Global Equity Dividend	0.25%		1.00%	1.00%	N/A		N/A
Global Real Estate	0.25%		1.00%	1.00%	N/A		N/A
Global Value Choice	0.35%		1.00%	1.00%	N/A		0.25%
Emerging Countries	0.35	%(1)	1.00%	1.00%	1.00	%(2)	0.25%
Foreign	0.25%		1.00%	1.00%	N/A		0.25%
Greater China	0.25%		1.00%	1.00%	N/A		N/A
Index Plus International Equity	0.25%		1.00%	1.00%	N/A		N/A
International	0.25%		1.00%	1.00%	N/A		0.25%
International Capital Appreciation	0.25%		1.00%	1.00%	N/A		N/A
International Real Estate	0.25%		1.00%	1.00%	N/A		N/A
International SmallCap	0.35%		1.00%	1.00%	N/A		0.25%
International Value	0.30%		1.00%	1.00%	N/A		0.25%
International Value Choice	0.25%		1.00%	1.00%	N/A		N/A
Precious Metals	0.25%		N/A	N/A	N/A		N/A
Russia	0.25%		N/A	N/A	N/A		N/A
Emerging Markets Fixed Income	0.25%		1.00%	1.00%	N/A		N/A
Diversified International Fund	0.25%		1.00%	1.00%	N/A		N/A

(1) ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares of Emerging Countries for the period from January 1, 2006 through December 31, 2006.

(2) ING Funds Distributor, LLC has agreed to waive 0.25% of the Distribution Fee for Class M shares of Emerging Countries. Effective June 1, 2006, this waiver was eliminated and the 12b-1 fee permanently reduced to 0.75%.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 6 — DISTRIBUTION AND SERVICE FEES (continued)

Fees paid to the Distributor by class during the six months ended April 30, 2006 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, Class C and Class M shares. For the six months ended April 30, 2006, the Distributor retained the following amounts in sales charges for the Funds:

	Class A	Class B	Class C	Class M
Initial Sales Charges
Global Equity Dividend	$37,220	N/A	N/A	N/A
Global Real Estate	56,955	N/A	N/A	N/A
Global Value Choice	18,492	N/A	N/A	N/A
Emerging Countries	30,745	N/A	N/A	$216
Foreign	89,341	N/A	N/A	N/A
Greater China	16,999	N/A	N/A	N/A
Index Plus International Equity	2,441	N/A	N/A	N/A
International	5,388	N/A	N/A	N/A
International Capital Appreciation	145	N/A	N/A	N/A
International Real Estate	6,203	N/A	N/A	N/A
International SmallCap Growth	36,424	N/A	N/A	N/A
International Value	514	N/A	N/A	N/A
International Value Choice	6,337	N/A	N/A	N/A
Precious Metals	18,847	N/A	N/A	N/A
Russia	1,245,548	N/A	N/A	N/A
Emerging Markets Fixed Income	936	N/A	N/A	N/A
Diversified International Fund	208,593	N/A	N/A	N/A
Contingent Deferred Sales Charges
Global Equity Dividend	82,447	$—	$5,898	N/A
Global Real Estate	—	—	4,832	N/A
Global Value Choice	—	—	754	N/A
Emerging Countries	—	—	900	N/A
Foreign	34	—	3,438	N/A
Greater China	—	—	—	N/A
Index Plus International Equity	—	—	—	N/A
International	—	—	167	N/A
International Capital Appreciation	—	—	—	N/A
International Real Estate	—	—	—	N/A
International SmallCap Growth	2,638	—	420	N/A
International Value	3,048	—	224	N/A
International Value Choice	—	—	—	N/A
Precious Metals	—	—	—	N/A
Russia	34	—	—	N/A
Emerging Markets Fixed Income	—	—	—	N/A
Diversified International Fund	—	—	40	N/A

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2006, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Recoupment	Total
Global Equity Dividend	$103,236	$27,217	$97,808	$—	$228,261
Global Real Estate	228,806	23,652	99,431	2	351,891
Global Value Choice	91,899	9,190	62,169	—	163,258
Emerging Countries	201,015	16,080	68,506	—	285,601
Foreign Fund	314,876	60,887	180,904	11,736	568,403
Greater China	15,719	1,638	3,696	—	21,053
Index Plus International Equity	23,364	4,248	3,872	—	31,484
International	110,440	11,044	47,389	—	168,873
International Capital Appreciation	16,175	1,903	1,179	—	19,257
International Real Estate	12,357	1,236	4,294	—	17,887
International Small Cap	391,296	39,130	198,909	—	629,335
International Value	3,843,976	384,392	1,440,021	—	5,668,389
International Value Choice	29,633	2,964	7,973	—	40,570
Precious Metals	94,665	11,252	28,130	—	134,047
Russia	678,510	54,280	135,702	—	868,492
Emerging Markets Fixed Income	5,639	868	2,287	—	8,794
Diversified International	—	9,443	50,382	—	59,825

At April 30, 2006, the following indirect, wholly owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — Greater China (64.80%); Index Plus International Equity (29.19%); International Capital Appreciation (18.69%); International Real Estate (57.68%); and Emerging Markets Fixed Income (94.67%).

ING National Nederlanden Intervest — Global Real Estate (20.30%).

ING National Trust — International (18.99%)

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Funds.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Investment Manager may request that the Fund’s portfolio managers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to a Fund are reflected as a reimbursement of expenses in the Statements of Operations.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

The following is a summary of the transaction during the six months ended April 30, 2006 in which the issuer was an affiliate of the ING Family of Funds.

ING Global Real Estate Fund	Purchases		Unrealized gain on investment	Value at
	Shares	Cost	securities	4/30/2006
ING UK Real Estate Income Trust Ltd.	1,266,400	$2,611,784	$99,858	$2,711,642

NOTE 8 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2006, the Funds had the following payables included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Custody Fees
Emerging Markets Fixed Income	$ 2,521
Accrued Transfer Agent Fees
Global Equity Dividend	$ 29,064
International SmallCap	128,637
Emerging Markets Fixed Income	3,634
Accrued Postage Fees
Emerging Markets Fixed Income	$ 5,007
Accrued Offering Fees
International Value Choice	$ 48,544
Emerging Markets Fixed Income	19,481

NOTE 9 — EXPENSE LIMITATIONS

The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

	Class A	Class B	Class C	Class I	Class M	Class Q
Global Equity Dividend	1.40%	2.15%	2.15%	N/A	N/A	N/A
Global Real Estate	1.75%	2.50%	2.50%	1.50%	N/A	N/A
Global Value Choice	1.85%	2.50%	2.50%	1.50%	N/A	1.75%
Emerging Countries(1)	2.25%	2.90%	2.90%	1.75%	2.65%	2.15%
Foreign(2)	1.95%	2.70%	2.70%	1.60%	N/A	1.85%
Greater China	N/A	N/A	N/A	N/A	N/A	N/A
Index Plus International Equity	1.15%	1.90%	1.90%	0.90%	N/A	N/A
International(3)	2.75%	3.50%	3.50%	2.50%	N/A	2.75%
International Capital Appreciation	1.50%	2.25%	2.25%	1.25%	N/A	N/A
International Real Estate	1.50%	2.25%	2.25%	1.25%	N/A	N/A
International SmallCap	1.95%	2.60%	2.60%	1.40%	N/A	1.85%
International Value	N/A	N/A	N/A	N/A	N/A	N/A
International Value Choice	1.70%	2.45%	2.45%	1.45%	N/A	N/A
Precious Metals	2.75%	N/A	N/A	N/A	N/A	N/A
Russia	3.35%	N/A	N/A	N/A	N/A	N/A
Emerging Markets Fixed Income	1.25%	2.00%	2.00%	1.00%	N/A	N/A
Diversified International Fund	1.65%	2.40%	2.40%	1.40%	N/A	N/A

(1) Effective January 1, 2006, pursuant to a side agreement, ING Investments has lowered the expense limits for Emerging Countries through at least December 31, 2006. The expense limits for Emerging Countries are 2.10%, 2.85%, 2.85%, 2.60% and 2.10% for Class A, B, C, M and Q shares, respectively. If, after December 31, 2006, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

(2) Pursuant to a side agreement dated February 1, 2006, ING Investments has lowered the expense limits for Foreign through at least March 1, 2007. The expense limits for the Foreign are 1.70%, 2.45%, 2.45%, 1.35% and 1.60% for Class A, B, C, I and Q, respectively. If, after March 1, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

(3) Pursuant to a side agreement dated February 1, 2006, ING Investments has lowered the expense limits for International through at least March 1, 2007. The expense limits for the International are 1.95%, 2.70%, 2.70%, 1.60% and 1.85% for Class A, B, C, I and Q, respectively. If, after March 1, 2007, ING Investments elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if ING Investments, LLC elects to renew it.

The Investment Manager may at a later date recoup from a Fund management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statement of Assets and Liabilities for each Fund.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 9 — EXPENSE LIMITATIONS (continued)

As of April 30, 2006, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates, are as follows:

	April 30,
	2007	2008	2009	Total
Global Equity Dividend	$9,679	$—	$—	$9,679
Global Value Choice	65,585	18,289	71,671	155,545
Foreign Fund	46,840	52,505	8,141	107,486
Index Plus International Equity	—	—	51,540	51,540
International Capital Appreciation	—	—	51,475	51,475
International Real Estate	—	—	30,679	30,679
International Value Choice	—	9,658	142,164	151,822
Emerging Markets Fixed Income	—	—	50,885	50,885
Diversified International	—	—	80,054	80,054

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 10 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the six months ended April 30, 2006:

Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified International	7	$1,128,571	5.01%
Foreign	7	684,286	4.56%
Index Plus International Equity	6	790,000	4.99%
International	1	630,000	4.49%
International SmallCap	1	5,590,000	4.76%
International Value	1	85,800,000	4.80%

NOTE 11 — CAPITAL SHARES

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Global Equity Dividend (Number of Shares)
Shares sold	1,681,769	6,261,568	513,506	2,059,087	811,746	3,638,370
Dividends reinvested	84,242	73,143	35,331	25,087	51,135	34,087
Shares redeemed	(1,851,131)	(1,646,562)	(195,444)	(142,758)	(401,969)	(208,449)
Net increase (decrease) in shares outstanding	(85,120)	4,688,149	353,393	1,941,416	460,912	3,464,008

Global Equity Dividend ($)
Shares sold	$23,459,627	$81,890,229	$7,197,343	$26,849,839	$11,302,924	$47,352,114
Dividends reinvested	1,166,859	950,413	487,761	325,721	703,950	440,961
Shares redeemed	(25,690,177)	(21,584,892)	(2,760,855)	(1,878,685)	(5,694,492)	(2,750,750)
Net increase (decrease)	$(1,063,691)	$61,255,750	$4,924,249	$25,296,875	$6,312,382	$45,042,325

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Global Real Estate (Number of Shares)
Shares sold	3,719,331	3,934,092	317,820	555,131	1,210,229	1,428,969
Dividends reinvested	503,134	464,771	57,602	31,215	97,447	41,618
Shares redeemed	(675,638)	(2,535,905)	(68,890)	(113,195)	(234,183)	(232,975)
Net increase in shares outstanding	3,546,827	1,862,958	306,532	473,151	1,073,493	1,237,612

Global Real Estate ($)
Shares sold	$69,148,317	$64,903,422	$5,111,755	$7,963,178	$20,398,142	$21,436,748
Dividends reinvested	8,770,212	7,259,137	867,640	429,581	1,537,820	597,354
Shares redeemed	(12,511,148)	(40,814,853)	(1,110,872)	(1,640,044)	(3,973,113)	(3,564,647)
Net increase	$65,407,381	$31,347,706	$4,868,523	$6,752,715	$16,578,811	$18,469,455

	Class I
	Six Months Ended April 30, 2006	June 3, 2005(1) to October 31, 2005
Global Real Estate (Number of Shares)
Shares sold	132,013	98,101
Dividends reinvested	633	—
Net increase in shares outstanding	132,646	98,101

Global Real Estate ($)
Shares sold	$2,515,307	$1,600,930
Dividends reinvested	12,416	—
Net increase	$2,527,723	$1,600,930

(1) Commencement of operations

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Global Value Choice (Number of Shares)
Shares sold	355,086	516,545	49,604	101,943	66,608	150,930
Dividends reinvested	9,174	—	—	—	901	—
Shares redeemed	(334,866)	(1,098,757)	(208,939)	(550,241)	(214,807)	(696,774)
Net increase (decrease) in shares outstanding	29,394	(582,212)	(159,335)	(448,298)	(147,298)	(545,844)

Global Value Choice ($)
Shares sold	$7,035,311	$8,997,761	$1,082,051	$1,939,488	$1,263,627	$2,547,625
Dividends reinvested	177,004	—	—	—	16,685	—
Shares redeemed	(6,655,471)	(19,124,741)	(4,506,553)	(10,345,519)	(4,094,596)	(11,682,829)
Net increase (decrease)	$556,844	$(10,126,980)	$(3,424,502)	$(8,406,031)	$(2,814,284)	$(9,135,204)

	Class Q
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Global Value Choice (Number of Shares)
Shares sold	41,291	78,062
Dividends reinvested	1,706	—
Shares redeemed	(26,592)	(98,578)
Net increase (decrease) in shares outstanding	16,405	(20,516)

Global Value Choice ($)
Shares sold	$971,126	$1,573,859
Dividends reinvested	38,450	—
Shares redeemed	(615,486)	(1,971,194)
Net increase (decrease)	$394,090	$(397,335)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Emerging Countries (Number of Shares)
Shares sold	876,705	1,264,116	113,522	171,033	410,597	575,933
Dividends reinvested	17,399	2,583	—	—	2,002	—
Shares redeemed	(523,576)	(1,042,704)	(104,582)	(285,210)	(79,604)	(154,421)
Net increase (decrease) in shares outstanding	370,528	223,995	8,940	(114,177)	332,995	421,512

Emerging Countries ($)
Shares sold	$23,589,852	$28,706,819	$3,002,062	$3,787,933	$10,298,703	$12,439,033
Dividends reinvested	440,876	53,415	—	—	47,440	—
Shares redeemed	(14,094,161)	(22,759,798)	(2,739,395)	(6,281,049)	(2,009,222)	(3,238,715)
Net increase (decrease)	$9,936,567	$6,000,436	$262,667	$(2,493,116)	$8,336,921	$9,200,318

	Class I	Class M		Class Q
	December 21, 2005(1) to April 30, 2006	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Emerging Countries (Number of Shares)
Shares sold	559,248	1,552	3,080	160,030	197,600
Dividends reinvested	—	46	—	2,644	579
Shares redeemed	(88,066)	(1,952)	(9,604)	(72,455)	(202,059)
Net increase (decrease) in shares outstanding	471,182	(354)	(6,524)	90,219	(3,880)

Emerging Countries ($)
Shares sold	$15,608,444	$41,699	$67,841	$4,518,618	$4,569,365
Dividends reinvested	—	1,146	—	69,164	12,349
Shares redeemed	(2,590,337)	(52,392)	(209,918)	(2,039,204)	(4,620,780)
Net increase (decrease)	$13,018,107	$(9,547)	$(142,077)	$2,548,578	$(39,066)

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Foreign (Number of Shares)
Shares sold	3,671,005	5,350,389	629,257	864,486	2,196,060	3,258,501
Dividends reinvested	134,509	—	27,967	—	93,622	—
Shares redeemed	(1,178,498)	(2,127,775)	(126,522)	(205,551)	(444,580)	(598,703)
Net increase in shares outstanding	2,627,016	3,222,614	530,702	658,935	1,845,102	2,659,798

Foreign ($)
Shares sold	$60,598,731	$74,069,872	$10,232,274	$11,879,135	$35,725,335	$44,999,926
Dividends reinvested	2,082,196	—	425,093	—	1,424,923	—
Shares redeemed	(19,316,894)	(29,478,835)	(2,050,420)	(2,815,133)	(7,274,305)	(8,239,806)
Net increase	$43,364,033	$44,591,037	$8,606,947	$9,064,002	$29,875,953	$36,760,120

	Class I		Class Q
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Foreign (Number of Shares)
Shares sold	1,290,367	1,482	—	1,009
Dividends reinvested	1,630	—	1,679	—
Shares redeemed	(9,966)	(135,704)	(9,924)	(13,187)
Net increase (decrease) in shares outstanding	1,282,031	(134,222)	(8,245)	(12,178)

Foreign ($)
Shares sold	$22,486,512	$20,576	$—	$13,738
Dividends reinvested	25,483	—	26,071	—
Shares redeemed	(180,327)	(1,983,638)	(169,761)	(194,215)
Net increase (decrease)	$22,331,668	$(1,963,062)	$(143,690)	$(180,477)

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A	Class B	Class C
	December 21, 2005(1) to April 30, 2006	January 06, 2006(1) to April 30, 2006	January 11, 2006(1) to April 30, 2006
Greater China (Number of Shares)
Shares sold	1,483,715	44,957	72,026
Shares redeemed	(16,669)	(25)	—
Net increase in shares outstanding	1,467,046	44,932	72,026

Greater China ($)
Shares sold	$15,453,464	$511,323	$825,407
Shares redeemed	(180,200)	(284)	—
Net increase	$15,273,264	$511,039	$825,407

(1) Commencement of operations

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	January 12, 2006(1) to April 30, 2006	January 12, 2006(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006
Index Plus International Equity (Number of Shares)
Shares sold	1,558,929	11,453	38,185	3,744,167
Shares redeemed	(5,255)	—	(482)	(20,665)
Net increase in shares outstanding	1,553,674	11,453	37,703	3,723,502

Index Plus International Equity ($)
Shares sold	$15,636,690	$122,228	$405,837	$39,855,704
Shares redeemed	(56,607)	—	(6,835)	(226,135)
Net increase	$15,580,083	$122,228	$399,002	$39,629,569

(1) Commencement of operations

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International (Number of Shares)
Shares sold	589,976	1,286,982	159,113	398,615	82,957	158,046
Dividends reinvested	65,163	45,507	9,571	6,257	5,646	3,911
Shares redeemed	(611,275)	(1,528,096)	(222,507)	(454,549)	(134,857)	(461,767)
Net increase (decrease) in shares outstanding	43,864	(195,607)	(53,823)	(49,677)	(46,254)	(299,810)

International ($)
Shares sold	$7,177,588	$13,471,465	$1,862,105	$4,018,737	$989,500	$1,592,528
Dividends reinvested	754,581	464,320	107,204	61,882	63,297	38,715
Redemption Fee Proceeds	257	12,635	—	—	—	—
Shares redeemed	(7,489,039)	(15,999,726)	(2,600,271)	(4,604,837)	(1,582,477)	(4,666,612)
Net increase (decrease)	$443,387	$(2,051,306)	$(630,962)	$(524,218)	$(529,680)	$(3,035,369)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I		Class Q
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International (Number of Shares)
Shares sold	288,208	618,736	792,406	832,726
Dividends reinvested	41,301	26,513	24,539	9,243
Shares redeemed	(1,528,027)	(264,569)	(186,344)	(255,015)
Net increase (decrease) in shares outstanding	(1,198,518)	380,680	630,601	586,954

International ($)
Shares sold	$3,477,895	$6,503,305	$9,554,848	$8,731,410
Dividends reinvested	475,409	268,842	281,487	93,629
Shares redeemed	(17,645,186)	(2,749,364)	(2,196,097)	(2,652,163)
Net increase (decrease)	$(13,691,882)	$4,022,783	$7,640,238	$6,172,876

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	January 9, 2006(1) to April 30, 2006	January 24, 2006(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006
International Capital Appreciation (Number of Shares)
Shares sold	506,589	4,210	3,944	2,278,642
Dividends reinvested	—	—	—	—
Shares redeemed	(2,847)	—	—	(4,519)
Net increase in shares outstanding	503,742	4,210	3,944	2,274,123

International Capital Appreciation ($)
Shares sold	$5,068,853	$44,393	$40,999	$24,129,253
Dividends reinvested	—	—	—	—
Shares redeemed	(29,750)	—	—	(47,934)
Net increase	$5,039,103	$44,393	$40,999	$24,081,319

(1) Commencement of operations

	Class A	Class B	Class C	Class I
	February 28, 2006(1) to April 30, 2006	February 28, 2006(1) to April 30, 2006	February 28, 2006(1) to April 30, 2006	February 28, 2006(1) to April 30, 2006
International Real Estate (Number of Shares)
Shares sold	1,591,223	11,421	296,834	102
Dividends reinvested	50	2	76	—
Shares redeemed	(1,430)	(1)	(96)	(1)
Net increase in shares outstanding	1,589,843	11,422	296,814	101

International Real Estate ($)
Shares sold	$16,180,013	$119,332	$3,078,722	$1,020
Dividends reinvested	528	21	800	—
Shares redeemed	(14,953)	(10)	(1,021)	(10)
Net increase	$16,165,588	$119,343	$3,078,501	$1,010

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International SmallCap (Number of Shares)
Shares sold	1,480,518	2,004,704	123,808	224,730	204,856	190,803
Dividends reinvested	28,203	—	1,067	—	3,317	—
Shares redeemed	(912,344)	(2,690,302)	(222,253)	(678,220)	(134,671)	(438,858)
Net increase (decrease) in shares outstanding	596,377	(685,598)	(97,378)	(453,490)	73,502	(248,055)

International SmallCap ($)
Shares sold	$63,737,656	$69,514,851	$5,421,235	$7,909,327	$8,442,682	$6,229,347
Dividends reinvested	1,143,069	—	44,742	—	127,269	—
Shares redeemed	(38,610,915)	(92,289,760)	(9,877,245)	(23,667,520)	(5,438,236)	(14,015,886)
Net increase (decrease)	$26,269,810	$(22,774,909)	$(4,411,268)	$(15,758,193)	$3,131,715	$(7,786,539)

	Class I	Class Q
	December 21, 2005(1) to April 30, 2006	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International SmallCap (Number of Shares)
Shares sold	380,488	359,222	268,648
Dividends reinvested	—	12,988	—
Shares redeemed	(9,078)	(195,435)	(793,003)
Net increase (decrease) in shares outstanding	371,410	176,775	(524,355)

International SmallCap ($)
Shares sold	$17,098,464	$16,211,997	$9,711,770
Dividends reinvested	—	564,597	—
Shares redeemed	(362,524)	(9,030,428)	(28,611,080)
Net increase (decrease)	$16,735,940	$7,746,166	$(18,899,310)

(1) Commencement of operations

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International Value (Number of Shares)
Shares sold	10,189,433	22,440,717	496,598	733,853	667,524	579,699
Dividends reinvested	6,154,438	4,658,879	1,288,594	1,078,233	2,160,993	1,619,582
Shares redeemed	(13,650,188)	(43,203,094)	(3,914,955)	(6,355,256)	(2,931,685)	(5,949,587)
Net increase (decrease) in shares outstanding	2,693,683	(16,103,498)	(2,129,763)	(4,543,170)	(103,168)	(3,750,306)

International Value ($)
Shares sold	$192,649,260	$389,616,539	$9,051,724	$12,423,736	$11,809,978	$9,661,315
Dividends reinvested	110,779,870	78,640,245	22,846,769	17,941,796	38,163,141	26,885,154
Shares redeemed	(261,048,508)	(748,947,369)	(73,104,552)	(109,082,787)	(54,560,561)	(101,804,139)
Net increase (decrease)	$42,380,622	$(280,690,585)	$(41,206,059)	$(78,717,255)	$(4,587,442)	$(65,257,670)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class I		Class Q
	Six Months Ended April 30, 2006	Year Ended October 31, 2005	Six Months Ended April 30, 2006	Year Ended October 31, 2005
International Value (Number of Shares)
Shares sold	11,833,756	27,489,973	11,016	27,155
Dividends reinvested	4,027,145	2,611,199	92,721	69,842
Shares redeemed	(6,486,758)	(12,662,805)	(182,086)	(276,510)
Net increase (decrease) in shares outstanding	9,374,143	17,438,367	(78,349)	(179,513)

International Value ($)
Shares sold	$224,443,500	$476,140,222	$208,239	$474,053
Dividends reinvested	72,448,346	44,050,433	1,670,826	1,179,631
Shares redeemed	(124,086,941)	(220,723,705)	(3,445,530)	(4,799,264)
Net increase (decrease)	$172,804,905	$299,466,950	$(1,566,465)	$(3,145,580)

	Class A		Class B		Class C
	Six Months Ended April 30, 2006	February 1, 2005(1) to October 31, 2005	Six Months Ended April 30, 2006	February 1, 2005(1) to October 31, 2005	Six Months Ended April 30, 2006	February 4, 2005(1) to October 31, 2005
International Value Choice (Number of Shares)
Shares sold	682,294	651,176	134,497	143,012	130,065	175,350
Dividends reinvested	9,872	—	2,909	—	3,129	—
Shares redeemed	(177,740)	(79,948)	(5,992)	(8,938)	(13,048)	(6,834)
Net increase in shares outstanding	514,426	571,228	131,414	134,074	120,146	168,516

International Value Choice ($)
Shares sold	$7,925,237	$6,637,390	$1,519,025	$1,456,873	$1,488,004	$1,796,255
Dividends reinvested	109,590	—	32,117	—	34,613	—
Shares redeemed	(2,048,354)	(845,622)	(68,240)	(90,130)	(149,201)	(69,825)
Net increase	$5,986,473	$5,791,768	$1,482,902	$1,366,743	$1,373,416	$1,726,430

Class I
December 21, 2005(1) to April 30, 2006
International Value Choice (Number of Shares)
Shares sold	1,672,488
Shares redeemed	(323,869)
Net increase in shares outstanding	1,348,619

International Value Choice ($)
Shares sold	$19,646,173
Shares redeemed	(3,996,460)
Net increase	$15,649,713

(1) Commencement of operations

	Class A
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Precious Metals (Number of Shares)
Shares sold	1,216,392	1,303,928
Dividends reinvested	18,990	368,023
Shares redeemed	(1,143,990)	(2,702,207)
Net increase (decrease) in shares outstanding	91,392	(1,030,256)

Precious Metals ($)
Shares sold	$11,873,939	$8,755,764
Dividends reinvested	161,561	2,642,230
Shares redeemed	(11,104,946)	(17,774,785)
Net increase (decrease)	$930,554	$(6,376,791)

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 11 — CAPITAL SHARES (continued)

	Class A
	Six Months Ended April 30, 2006	Year Ended October 31, 2005
Russia (Number of Shares)
Shares sold	6,733,737	3,240,434
Dividends reinvested	—	3,801
Shares redeemed	(1,470,593)	(3,616,898)
Net increase (decrease) in shares outstanding	5,263,144	(372,663)

Russia ($)
Shares sold	$309,014,398	$93,862,631
Dividends reinvested	—	96,494
Redemption Fee Proceeds	518,566	850,706
Shares redeemed	(66,835,001)	(96,537,671)
Net increase (decrease)	$242,697,963	$(1,727,840)

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	January 4, 2006(1) to April 30, 2006	March 1, 2006(1) to April 30, 2006	February 7, 2006(1) to April 30, 2006
Emerging Markets Fixed Income (Number of Shares)
Shares sold	1,034,675	7,007	15,118	1,226
Dividends reinvested	77	55	69	18
Shares redeemed	(232)	5	—	—
Net increase in shares outstanding	1,034,520	7,067	15,187	1,244

Emerging Markets Fixed Income ($)
Shares sold	$10,354,215	$72,119	$156,095	$12,550
Dividends reinvested	783	566	700	190
Shares redeemed	(2,363)	48	—	—
Net increase	$10,352,635	$72,733	$156,795	$12,740

(1) Commencement of operations

	Class A	Class B	Class C	Class I
	December 21, 2005(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006	December 21, 2005(1) to April 30, 2006
Diversified International (Number of Shares)
Shares sold	7,733,406	1,173,670	3,451,856	101
Shares redeemed	(122,955)	(2,701)	(18,532)	—
Net increase in shares outstanding	7,610,451	1,170,969	3,433,324	101

Diversified International ($)
Shares sold	$83,350,824	$12,603,662	$37,123,253	$1,057
Shares redeemed	(1,344,662)	(30,283)	(204,499)	—
Net increase	$82,006,162	$12,573,379	$36,918,754	$1,057

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 12 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund’s Board, the following securities have been deemed to be illiquid. The Funds currently limit investments in illiquid securities to 15% of the Fund’s net assets, at market value, at time of purchase.

Fund	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Emerging Markets
Fixed Income	Citigroup Funding, Inc., 0.000%, due 08/17/10	252,290	02/21/06	$ 252,536	$ 253,895	2.3%
				$ 252,536	$ 253,895	2.3%

Foreign	Bulgarian Compensation Notes	60,720	04/06/05	$ 27,710	$ 25,142	0.0%
	Bulgarian Housing Compensation Notes	25,950	04/06/05	12,145	10,737	0.0%
	Bulgarian Registered Comp Vouchers	117,641	04/05/05	53,276	48,522	0.0%
	Centernergo ADR	1,530	12/17/03	3,623	12,647	0.0%
	OJSC TNK -BP HOLDING	225,232	02/03/05	533,778	765,789	0.2%
	RenShares Utilities Ltd.	104,109	02/22/06	165,580	200,930	0.0%
	Ukrnafta Open JT STK ADR	87	12/28/04	10,005	31,123	0.0%
	Polyus Gold ADR	18,360	10/22/04	293,760	293,760	0.1%
	UkrTelecom ADR	16,172	12/17/04	114,476	175,191	0.0%
				$1,214,353	$ 1,563,841	0.3%

Russia	Konakovskaya Gres	2,842,200	10/06/03	$1,539,366	$ 2,785,356	0.4%
	Novy Neft Ltd.	142,452	11/14/03	1,964,885	9,839,872	1.3%
	Novy Neft Ltd. II	240,219	02/23/04	2,516,576	11,579,757	1.6%
				$6,020,827	$24,204,985	3.3%

NOTE 13 — CONCENTRATION OF RISKS

Foreign Securities (All Funds). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Funds’ investments.

Emerging Markets Investments (All Funds except Index Plus International Equity). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Industry Concentration (Global Real Estate, International Real Estate, and Precious Metals). As a result of the Funds’ concentrating their assets in securities related to a particular industry, each Fund may be subject to greater market fluctuation than a fund that invests in securities representing a broader range of investment alternatives.

Geographic Concentration (Greater China and Russia). As a result of the Funds’ concentrating their assets in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If securities in the region that each Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

Non-Diversified (Global Real Estate, Greater China, International Real Estate, Precious Metals, Russia, and Emerging Markets Fixed Income). The Funds are each classified as non-diversified investment companies under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Fund. The investment of a large percentage of a Fund’s assets in the securities of a small number of issuers may cause the Funds’ share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Restricted and Illiquid Securities (Greater China and Emerging Markets Fixed Income). If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or a Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities,

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 13 — CONCENTRATION OF RISKS (continued)

which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Rule 144A Securities (Greater China). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be “liquid” although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

NOTE 14 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At April 30, 2006, the following Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Global Value Choice	$18,474,705	$18,930,538
Emerging Countries	32,219,145	33,476,488
Foreign	12,394,933	12,719,705
International	317,070	326,444
International SmallCap	89,616,941	95,176,761
International Value	82,674,492	91,188,226
Russia	64,944,030	65,421,771

NOTE 15 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by a Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended April 30, 2006		Year Ended October 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Global Equity Dividend	$ 3,280,817	$ 828,141	$ 3,156,591	$ 8,751
Global Real Estate(1)	10,906,488	4,790,208	9,149,441	1,825,148
Global Value Choice	397,470	—	9,149,441	1,825,148
Emerging Countries	671,817	—	72,677	—
Foreign	—	6,096,805	—	—
International	1,814,101	—	1,011,092	—
International Real Estate	15,287	—	—	—
International SmallCap	2,373,750	—	—	—
International Value	49,299,120	295,092,915	47,073,127	184,904,220
International Value Choice	269,623	—	—	—
Precious Metals	180,375	—	2,990,570	—
Russia	—	—	111,452	—
Emerging Markets Fixed Income	200,185	—	—	—

(1)	Composition of dividends and distributions presented herein differ from final amounts based on the Fund’s tax year-end of December 31, 2005.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 15 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post- October Currency Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Global Equity Dividend	$1,498,273	$827,494	$668,755	$—	$—	—
Global Real Estate(1)	4,020,925	1,259,587	21,712,266	(105,095)	—	—
Global Value Choice	396,434	—	3,490,697	—	$(102,001,944)	2009
					(81,779,077)	2010
					(6,183,953)	2011
					$(189,964,974)
Emerging Countries	670,276	—	3,670,186	—	$(710,694)	2007
					(10,231,430)	2008
					(31,553,234)	2009
					(18,266,429)	2010
					$(60,761,787)*
Foreign	—	6,094,388	29,965,937	—	—	—
International	1,737,951	—	8,440,406	—	$(2,735,596)	2007
					(3,061,891)	2008
					(2,802,182)	2010
					(2,172,053)	2011
					$(10,771,722)
International SmallCap	2,368,870	—	40,093,875	—	$(6,087,776)	2009
					(57,646,473)	2010
					$(63,734,249)
International Value	49,269,447	295,069,722	545,240,077	—	—	—
International Value Choice	262,270	—	245,759	—	—	—
Precious Metals	136,502	—	14,921,684	—	$(10,079,564)	2007
					(14,912,400)	2008
					(10,385,023)	2009
					$(35,376,987)
Russia	—	—	96,587,012	—	$(2,987,038)	2009

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

(1) As of the Fund’s tax year-end of December 31, 2004.

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

NOTE 16 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
Ing GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 93.8%
		Australia: 8.5%
96,574		Australia & New Zealand Banking Group Ltd.	$2,048,823
170,518		Coca-Cola Amatil Ltd.	941,613
466,512		Foster’s Group Ltd.	2,083,714
71,959		Publishing & Broadcasting Ltd.	1,015,087
111,861		Santos Ltd.	1,004,159
82,007		St. George Bank Ltd.	1,919,669
169,410		Stockland	885,117
75,960		SunCorp.-Metway Ltd.	1,173,079
85,126		TABCorp. Holdings Ltd.	988,225
69,472		Wesfarmers Ltd.	1,907,900
140,964		Westfield Group	1,812,694
			15,780,080
		Belgium: 2.0%
53,350		Belgacom SA	1,742,803
51,806		Fortis	1,938,868
			3,681,671
		Brazil: 2.7%
29,697		Cia Siderurgica Nacional SA ADR	1,045,631
23,154		Petroleo Brasileiro SA ADR	2,058,159
107,033		Tele Norte Leste Participacoes SA ADR	1,945,860
			5,049,650
		Canada: 6.4%
108,344		BCE, Inc.	2,663,761
23,806		Canadian Imperial Bank of Commerce	1,758,017
16,462		Enerplus Resources Fund	882,199
44,687		Fording Canadian Coal Trust	1,642,247
30,406		Penn West Energy Trust	1,174,127
53,493		Precision Drilling Corp.	1,895,205
59,714		TransCanada Corp.	1,759,633
			11,775,189
		China: 1.0%
1,674,000		PetroChina Co., Ltd.	1,871,512
			1,871,512
		Denmark: 1.0%
48,300		Danske Bank A/S	1,916,974
			1,916,974
		France: 2.9%
74,850		France Telecom SA	1,741,265
11,725		Societe Generale	1,786,833
50,869		Vivendi Universal SA	1,854,448
			5,382,546
		Germany: 2.0%
98,940	@	Deutsche Telekom AG	1,788,018
16,087		EON AG	1,966,882
			3,754,900
		Greece: 0.9%
45,808		OPAP SA	1,682,502
			1,682,502
		Hong Kong: 1.0%
284,000		Citic Pacific Ltd.	$1,021,572
142,500		CLP Holdings Ltd.	830,804
			1,852,376
		Ireland: 1.0%
74,329		Allied Irish Banks PLC	1,794,870
			1,794,870
		Israel: 0.7%
234,519		Bank Hapoalim Ltd.	1,204,509
			1,204,509
		Italy: 7.5%
291,413		Banca Intesa S.p.A.	1,723,935
250,591		Enel S.p.A.	2,164,854
93,674		ENI-Ente Nazionale Idrocarburi S.p.A.	2,862,145
147,951		Mediaset S.p.A.	1,869,422
394,353		Snam Rete Gas S.p.A.	1,764,459
659,843		Telecom Italia S.p.A.	1,647,661
238,274		UniCredito Italiano S.p.A.	1,791,950
			13,824,426
		Mexico: 0.6%
326,140		Grupo Mexico SA de CV	1,141,358
			1,141,358
		Netherlands: 3.5%
57,460		ABN Amro Holding NV	1,705,749
8,678		Rodamco Europe NV	932,430
56,297		Royal Dutch Shell PLC	1,923,239
156,123		Royal KPN NV	1,832,254
			6,393,672
		New Zealand: 1.0%
528,659		Telecom Corp. of New Zealand Ltd.	1,921,256
			1,921,256
		Norway: 1.0%
136,205		DNB Holding ASA	1,882,633
			1,882,633
		Portugal: 1.5%
93,053		Brisa-Auto Estradas de Portugal SA	977,878
142,997		Portugal Telecom SGPS SA	1,812,618
			2,790,496
		Singapore: 1.0%
184,000		United Overseas Bank Ltd.	1,897,013
			1,897,013
		South Africa: 1.9%
153,005		Edgars Consolidated Stores Ltd.	959,579
62,619		Standard Bank Group Ltd.	886,736
67,394		Telkom SA Ltd.	1,589,376
			3,435,691
		South Korea: 1.1%
110		KT Corp.	4,949
41,732		KT Corp. ADR	971,104
13,690		S-Oil Corp.	1,060,349
			2,036,402

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares		Value
	Spain: 0.5%
75,771	Telefonica Publicidad e Informacion SA	$835,781
		835,781
	Sweden: 2.7%
21,300	Scania AB	987,871
41,185	Svenska Cellulosa AB	1,859,183
43,500	Volvo AB	2,183,297
		5,030,351
	Thailand: 0.7%
253,800	Advanced Info Service PLC	597,029
112,400	Siam Cement PLC	758,261
		1,355,290
	United Kingdom: 10.3%
149,214	Barclays PLC	1,848,132
178,695	BBA Group PLC	851,169
114,168	Diageo PLC	1,871,350
539,840	Dixons Group PLC	1,799,667
65,873	GlaxoSmithKline PLC	1,887,021
107,768	GUS PLC	2,011,395
57,874	Imperial Tobacco Group PLC	1,788,174
686,682	Legal & General Group PLC	1,727,540
71,707	Provident Financial PLC	813,144
81,046	Royal Bank of Scotland Group PLC	2,627,495
86,987	Severn Trent PLC	1,823,419
		19,048,506
	United States: 30.4%
22,703	AGL Resources, Inc.	803,232
36,153	Altria Group, Inc.	2,644,953
34,412	Ameren Corp.	1,733,332
49,320	American Capital Strategies Ltd.	1,717,322
31,023	Arthur J Gallagher & Co.	851,271
67,019	AT&T, Inc.	1,756,568
56,537	Bank of America Corp.	2,822,327
54,708	Citigroup, Inc.	2,732,665
97,752	Citizens Communications Co.	1,298,147
82,449	ConAgra Foods, Inc.	1,869,943
15,849	Developers Diversified Realty Corp.	843,167
60,786	Duke Energy Corp.	1,770,088
18,405	Duke Realty Corp.	651,537
40,955	EI Du Pont de Nemours & Co.	1,806,116
35,315	Energy East Corp.	853,210
41,109	First Horizon National Corp.	1,743,844
15,765	Hospitality Properties Trust	679,472
18,284	iStar Financial, Inc.	699,546
47,088	Keycorp	1,799,703
23,397	Kinder Morgan Energy Partners LP	1,086,323
18,978	Kinder Morgan, Inc.	1,670,444
14,684	Liberty Property Trust	656,375
48,698	Merck & Co., Inc.	1,676,185
41,536	Oneok, Inc.	1,371,103
68,349	Pfizer, Inc.	1,731,280
25,349	Public Service Enterprise Group, Inc.	1,589,382
20,376	Rayonier, Inc.	838,676
51,416	Regal Entertainment Group	1,080,764
16,272	Reynolds America, Inc.	1,784,225
97,313	Sara Lee Corp.	$1,738,983
8,190	Simon Property Group LP	670,597
53,107	Southern Co.	1,711,639
29,511	Thornburg Mortgage, Inc.	853,163
30,447	United Dominion Realty Trust, Inc.	827,854
54,363	US BanCorp.	1,709,173
63,623	UST, Inc.	2,794,958
21,056	Ventas, Inc.	687,900
56,590	Washington Mutual, Inc.	2,549,945
		56,105,412
	Total Common Stock (Cost $155,979,465)	173,445,066

WARRANTS: 2.9%
		India: 1.4%
45,395	@	Oil & Natural Gas Corp., Ltd.		1,305,106
655,000	@	Steel Authority of India Ltd.		1,198,650
				2,503,756
		Luxembourg: 0.5%
598,000	@	Lite-On Technology Corp.		944,840
				944,840
		Taiwan: 1.0%
556,890	@	Formosa Chemicals & Fibre Corp.		902,163
1,206,000	@,#	Mega Financial Holdings Co., Ltd.		940,680
				1,842,843
		Total Warrants (Cost $4,304,883)		5,291,439
		Total Long-Term Investments: (Cost $160,284,348)		178,736,505

		Total Investments In Securities (Cost $160,284,348)*	96.7%	$178,736,505
		Other Assets and Liabilities-Net	3.3	6,177,867
		Net Assets	100.0%	$184,914,372

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $160,381,595
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$19,941,316
	Gross Unrealized Depreciation	(1,586,406)
	Net Unrealized Appreciation	$18,354,910

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing GLOBAL EQUITY DIVIDEND FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Advertising	0.5%
Agriculture	4.9
Auto Manufacturers	1.7
Banks	21.0
Beverages	2.6
Building Materials	0.4
Chemicals	1.5
Coal	0.9
Commercial Services	0.5
Computers	0.5
Diversified Financial Services	2.4
Electric	6.8
Entertainment	2.0
Food	1.9
Forest Products & Paper	1.5
Gas	2.1
Holding Companies - Diversified	0.6
Insurance	1.4
Investment Companies	0.9
Iron/Steel	1.2
Media	2.6
Mining	0.6
Miscellaneous Manufacturing	1.5
Oil & Gas	8.7
Pharmaceuticals	2.9
Pipelines	2.4
Real Estate	1.5
Real Estate Investment Trust	3.6
Retail	2.6
Savings & Loans	1.4
Telecommunications	12.6
Water	1.0
Other Assets and Liabilities, Net	3.3
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 96.5%
		Australia: 8.4%
1,301,900		DB Rreef Trust	$1,447,845
1,421,500		GPT Group	4,532,114
886,100		Investa Property Group	1,459,963
1,007,600		Macquarie CountryWide Trust	1,476,197
517,000		Macquarie Goodman Group	2,023,424
459,100		Mirvac Group	1,475,348
688,700		Prime Retail Group	3,394,822
725,978		Westfield Group	9,335,545
			25,145,258
		Canada: 2.3%
64,000	@,#	Calloway Real Estate Investment Trust	1,393,601
146,800		RioCan Real Estate Investment Trust	2,790,451
124,700		Summit Real Estate Investment Trust	2,783,229
			6,967,281
		Finland: 0.5%
26,400	@	Citycon OYJ	123,442
132,100		Sponda OYJ	1,414,573
			1,538,015
		France: 2.9%
21,800		Klepierre	2,553,005
19,400		Nexity	1,353,671
17,400		Societe de la Tour Eiffel	1,972,514
16,500		Unibail	2,869,995
			8,749,185
		Germany: 1.3%
5,900		Deutsche Wohnen AG	1,939,334
20,100		IVG Immobilien AG	576,769
52,600	@	Patrizia Immobilien AG	1,419,238
			3,935,341
		Hong Kong: 10.5%
5,215,000		Agile Property Holdings Ltd.	4,035,519
474,100		Cheung Kong Holdings Ltd.	5,346,272
2,111,000		China Overseas Land & Investment Ltd.	1,349,697
499,000		Great Eagle Holding Co.	1,803,487
720,000		Hang Lung Properties Ltd.	1,713,258
852,300		Hongkong Land Holdings Ltd.	3,342,323
822,000		Hysan Development Co., Ltd.	2,365,934
542,000		Kerry Properties Ltd.	1,913,997
478,400	@	Link REIT	1,054,805
628,639		New World Development Ltd.	1,130,189
454,200		Sun Hung Kai Properties Ltd.	5,191,592
81,200		Swire Pacific Ltd.	830,691
374,000		Wharf Holdings Ltd.	1,501,192
			31,578,956
		Italy: 0.3%
760,800		Beni Stabili S.p.A.	881,820
			881,820
		Japan: 12.6%
230		Japan Logistics Fund, Inc.	1,772,458
146		Kenedix Realty Investment Corp.	782,199
32,900		Leopalace21 Corp.	1,274,013
593,700		Mitsubishi Estate Co., Ltd.	$12,940,089
438,300		Mitsui Fudosan Co., Ltd.	9,786,872
276		Nippon Building Fund, Inc.	2,606,874
326,700		Sumitomo Realty & Development Co., Ltd.	8,619,479
			37,781,984
		Netherlands: 2.1%
1,085		Eurocommercial Properties NV	41,762
53,000		Rodamco Europe NV	5,694,721
6,700		Vastned Retail NV	548,647
			6,285,130
		Singapore: 1.7%
1,199,000		CapitaLand Ltd.	3,720,236
217,000		City Developments Ltd.	1,390,387
			5,110,623
		South Korea: 0.1%
20,000	@,#,L	Lotte Shopping Co. GDR	410,800
			410,800
		Spain: 0.8%
32,600		Inmobiliaria Colonial	2,324,462
			2,324,462
		Sweden: 0.8%
246,000		Castellum AB	2,389,865
			2,389,865
		United Kingdom: 10.7%
205,500	@	Atlas Estates Ltd.	1,231,705
251,200		British Land Co. PLC	5,714,942
147,015		Capital & Regional PLC	2,950,449
99,000		Derwent Valley Holdings PLC	2,842,109
139,300		Hammerson PLC	2,933,931
1,266,400		ING UK Real Estate Income Trust Ltd.	2,711,642
297,450		Land Securities Group PLC	9,996,428
39,600		Liberty International PLC	819,134
17,600		Mapeley Ltd.	1,027,539
180,000		Slough Estates PLC	1,996,103
			32,223,982
		United States: 41.5%
74,700	L	AMB Property Corp.	3,734,253
120,800		Archstone-Smith Trust	5,904,704
49,300	L	AvalonBay Communities, Inc.	5,309,610
52,300	L	BioMed Realty Trust, Inc.	1,447,664
64,700	L	Boston Properties, Inc.	5,711,069
40,400		BRE Properties	2,176,752
45,800		Camden Property Trust	3,147,834
35,000	L	Corporate Office Properties Trust SBI MD	1,452,500
55,500	L	Developers Diversified Realty Corp.	2,952,600
117,000	L	Equity Office Properties Trust	3,781,417
149,200	L	Equity Residential	6,694,604
33,400	L	Federal Realty Investment Trust	2,278,882
71,200		General Growth Properties, Inc.	3,342,840
36,200	L	Heritage Property Investment Trust	1,398,044
64,400		Highwoods Properties, Inc.	2,031,176
116,910	L	Host Marriott Corp.	2,461,010
17,000	L	Kilroy Realty Corp.	1,212,440

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL REAL ESTATE FUND	AS OF APRIL 30, 2006 (UNAUDITED)(CONTINUED)

Shares			Value
		United States (continued)
45,200	L	Liberty Property Trust	$2,020,440
67,400		Macerich Co.	4,935,028
77,000	L	Maguire Properties, Inc.	2,614,920
48,500		Mills Corp.	1,547,635
59,800	L	New Plan Excel Realty Trust	1,474,070
134,300		Omega Healthcare Investors, Inc.	1,717,697
47,500		Pan Pacific Retail Properties, Inc.	3,165,400
58,700	L	Post Properties, Inc.	2,564,603
123,700		Prologis	6,212,214
29,600	L	Public Storage, Inc.	2,275,648
87,600	L	Reckson Associates Realty Corp.	3,563,568
46,500	L	Regency Centers Corp.	2,933,685
19,700		Shurgard Storage Centers, Inc.	1,240,706
92,700		Simon Property Group LP	7,590,276
41,200	L	SL Green Realty Corp.	4,078,800
52,000	L	Starwood Hotels & Resorts	2,983,760
86,200	L	Strategic Hotel Capital, Inc.	1,955,016
43,700	L	Sunstone Hotel Investors, Inc.	1,255,938
32,300		Taubman Centers, Inc.	1,328,822
182,000	L	Trizec Properties, Inc.	4,553,640
68,200	L	U-Store-It Trust	1,246,696
47,300	L	United Dominion Realty Trust, Inc.	1,286,087
69,000	L	Ventas, Inc.	2,254,230
52,500		Vornado Realty Trust	5,021,100
			124,857,378
		Total Common Stock (Cost $222,476,410)	290,180,080

Principal Amount			Value

SHORT-TERM INVESTMENTS: 3.4%

	U.S. Government Agency Obligations: 3.4%
$10,421,000	Federal Home Loan Bank, 4.400%, due 05/01/06		10,419,726
	Total Short-Term Investments (Cost $10,419,726)		10,419,726
	Total Investments In Securities (Cost $232,896,136)*	99.9%	$300,599,806
	Other Assets and Liabilities-Net	0.1	217,222
	Net Assets	100.0%	$300,817,028

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $238,167,776
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$62,604,541
	Gross Unrealized Depreciation	(172,511)
	Net Unrealized Appreciation	$62,432,030

Industry	Percentage of Net Assets
Closed-end Funds	0.9%
Distribution/Wholesale	0.1
Federal Home Loan Bank	3.5
Holding Companies - Diversified	0.8
Investment Companies	0.4
Lodging	1.0
Real Estate	43.8
Real Estate Investment Trust	49.4
Other Assets and Liabilities, Net	0.1
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 92.2%
		Australia: 1.1%
215,560		Alumina Ltd.	$1,180,211
			1,180,211
		Belgium: 1.3%
44,842		Belgacom SA	1,464,869
			1,464,869
		Canada: 6.0%
82,259	L	Barrick Gold Corp.	2,507,254
325,300	L	Domtar, Inc.	2,433,244
23,800	L	Magna International, Inc.	1,867,110
			6,807,608
		Finland: 1.5%
105,000		Stora Enso OYJ	1,640,285
			1,640,285
		France: 2.7%
2,500		Areva	1,889,473
4,200		Total SA	1,157,277
			3,046,750
		Germany: 1.6%
110,000	@,L	Premiere AG	1,796,495
			1,796,495
		Italy: 3.1%
46,144		ENI-Ente Nazionale Idrocarburi S.p.A.	1,409,898
811,926		Telecom Italia S.p.A.	2,027,420
			3,437,318
		Japan: 13.0%
59,000		Dai Nippon Printing Co., Ltd.	1,053,875
84,400		Daiichi Sankyo Co., Ltd.	2,164,272
51,800		Fuji Photo Film Co., Ltd.	1,755,027
86,000		Kirin Brewery Co., Ltd.	1,269,480
3,500	L	Mabuchi Motor Co., Ltd.	196,532
31,000	@,L	NEC Electronics Corp.	1,138,655
8,100		Nintendo Co., Ltd.	1,200,699
42,000	L	Nippon Telegraph & Telephone Corp. ADR	944,580
84,000		Sekisui House Ltd.	1,297,481
57,000		Shiseido Co., Ltd.	1,101,032
22,200		Takefuji Corp.	1,435,674
81,000		Wacoal Corp.	1,091,527
			14,648,834
		Netherlands: 2.8%
27,583	L	Royal Dutch Shell PLC ADR	1,969,702
32,400		TPG NV	1,164,281
			3,133,983
		Papua New Guinea: 1.3%
603,204	@	Lihir Gold Ltd.	1,503,698
			1,503,698
		Portugal: 1.0%
297,602		Electricidade de Portugal SA	1,169,955
			1,169,955
		South Africa: 1.9%
23,300	L	Anglogold Ashanti Ltd. ADR	$1,274,044
4,800		Impala Platinum Holdings Ltd.	905,078
			2,179,122
		South Korea: 3.9%
64,550		Korea Electric Power Corp. ADR	1,471,740
77,700		KT Corp. ADR	1,808,079
20,000		Samsung SDI Co., Ltd.	1,127,327
			4,407,146
		Switzerland: 1.0%
31,080		Xstrata PLC	1,115,982
			1,115,982
		Taiwan: 2.1%
116,600		Chunghwa Telecom Co., Ltd. ADR	2,401,960
			2,401,960
		United Kingdom: 6.8%
34,000		Anglo American PLC	1,449,575
184,891		J Sainsbury PLC	1,121,125
23,492		Lonmin PLC	1,163,405
273,977		Misys PLC	1,034,597
141,249		United Utilities PLC	1,723,641
500,000		Vodafone Group PLC	1,178,762
			7,671,105
		United States: 41.1%
145,300	@,L	AGCO Corp.	3,439,251
31,600		Altria Group, Inc.	2,311,856
42,500	L	AT&T, Inc.	1,113,925
107,800	L	CA, Inc.	2,733,808
19,800	L	CDW Corp.	1,178,496
40,850	@,L	Comcast Corp.	1,259,406
52,000		ConAgra Foods, Inc.	1,179,360
65,600	@	Genco Shipping & Trading Ltd.	1,132,256
45,100		Genworth Financial, Inc.	1,497,320
50,900		Idacorp, Inc.	1,733,145
32,767		Kerr-McGee Corp.	3,272,113
164,450	@	Liberty Media Corp.	1,373,158
21,950		Lockheed Martin Corp.	1,666,005
82,700		Microsoft Corp.	1,997,609
51,350		Noble Energy, Inc.	2,309,723
31,200	L	Northrop Grumman Corp.	2,087,280
90,200		PNM Resources, Inc.	2,282,962
20,400		Radian Group, Inc.	1,279,488
30,100		Raytheon Co.	1,332,527
72,200		Sprint Corp. - FON Group	1,790,561
323,200	L	Tyson Foods, Inc.	4,718,720
14,800		Union Pacific Corp.	1,349,908
56,900	@	Viacom, Inc.	2,266,327
36,400		Viacom, Inc. - Class B	927,109
			46,232,313
		Total Common Stock (Cost $90,323,973)	103,837,634

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GLOBAL VALUE CHOICE FUND	AS OF APRIL 30, 2006 (UNAUDITED)(CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 23.0%
	U.S. Government Agency Obligations: 6.2%
$6,997,000	Federal Home Loan Babk, 4.400%, due 05/01/06		$6,996,145
	Total U.S. Government Agency Obligation (Cost $6,996,145)		6,996,145
	Securities Lending Collateralcc: 16.8%
18,930,538	The Bank of New York Institutional Cash Reserves Fund		18,930,538
	Total Securities Lending Collateral (Cost $18,930,538)		18,930,538
	Total Short-Term Investments (Cost $25,926,683)		25,926,683
	Total Investments In Securities (Cost $116,250,656)*	115.2%	$129,764,317
	Other Assets and Liabilities-Net	(15.2)	(17,137,505)
	Net Assets	100.0%	$112,626,812

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $116,271,394
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$15,366,220
	Gross Unrealized Depreciation	(1,873,297)
	Net Unrealized Appreciation	$13,492,923

Industry	Percentage of Net Assets
Aerospace/Defense	4.5%
Agriculture	2.0
Apparel	1.0
Auto Parts & Equipment	1.7
Beverages	1.1
Commercial Services	0.9
Cosmetics/Personal Care	1.0
Distribution/Wholesale	1.0
Diversified Financial Services	1.3
Electric	5.9
Electronics	1.2
Energy - Alternate Sources	1.7
Federal Home Loan Bank	6.2
Food	6.2
Forest Products & Paper	3.6
Home Builders	1.1
Insurance	2.5
Machinery - Diversified	3.1
Media	6.8
Mining	9.9
Miscellaneous Manufacturing	1.6
Oil & Gas	9.0
Pharmaceuticals	1.9
Semiconductors	1.0
Software	5.1
Telecommunications	11.3
Toys/Games/Hobbies	1.1
Transportation	3.2
Water	1.5
Securities Lending Collateral	16.8
Other Assets and Liabilities, Net	(15.2)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 95.8%
		Argentina: 3.2%
591,044	@,L	Grupo Financiero Galicia SA ADR	$4,302,800
178,070	@,L	Telecom Argentina SA ADR	2,306,007
			6,608,807
		Brazil: 14.6%
105,898,352		AES Tiete SA	2,759,814
127,000	L	Brasil Telecom Participacoes SA ADR	5,187,950
233,000	L	Centrais Eletricas Brasileiras SA ADR	3,291,125
40,000		Cia de Saneamento Basico do Estado de Sao Paulo	3,919,187
64,500	L	Contax Participacoes SA ADR	74,949
123,000		Souza Cruz SA	2,329,133
149,190	L	Tele Norte Leste Participacoes SA ADR	2,712,274
99,900	L	Tim Participacoes SA ADR	3,841,155
1,416,788	@,L	Vivo Participacoes SA ADR	5,851,334
			29,966,921
		Chile: 2.5%
188,720		AFP Provida SA ADR	5,152,056
			5,152,056
		China: 3.1%
3,472,000		People’s Food Holdings Ltd.	2,749,582
2,719,000	@	Weiqiao Textile Co.	3,569,594
			6,319,176
		Croatia: 0.9%
84,650		Pliva DD GDR	1,748,023
			1,748,023
		Czech Republic: 1.0%
91,548	@	Cesky Telecom AS	2,011,117
			2,011,117
		Estonia: 1.2%
77,771		Eesti Telekom GDR	2,374,660
			2,374,660
		Greece: 1.2%
225,400	@	Hellenic Telecommunications Organization SA ADR	2,558,290
			2,558,290
		Hong Kong: 6.1%
22,742,000	L	Brilliance China Automotive Holdings Ltd.	3,990,237
12,162,000		First Pacific Co.	5,091,042
4,882,000		SCMP Group Ltd.	1,825,953
1,395,000		SmarTone Telecommunications Holding Ltd.	1,565,263
			12,472,495
		Hungary: 2.0%
900,699		Matav Magyar Tavkozlesi Rt	4,110,332
			4,110,332
		Indonesia: 2.4%
1,823,000		Gudang Garam Tbk PT	$2,185,219
21,484,500		Indofood Sukses Makmur Tbk PT	2,758,019
			4,943,238
		Israel: 4.6%
1,564,870		Bezeq Israeli Telecommunication Corp., Ltd.	2,013,350
852,069	@	Partner Communications	7,387,241
			9,400,591
		Luxembourg: 1.8%
81,400	L	Quilmes Industrial SA ADR	3,646,720
			3,646,720
		Malaysia: 1.5%
1,903,014		Proton Holdings Bhd	3,123,999
			3,123,999
		Mexico: 1.2%
109,800	L	Telefonos de Mexico SA de CV ADR	2,414,502
			2,414,502
		Panama: 2.7%
328,540		Banco Latino Americano	5,532,614
			5,532,614
		Philippines: 0.6%
3,652,100	@	Manila Electric Co.	1,305,077
			1,305,077
		Singapore: 4.3%
449,000		DBS Group Holdings Ltd.	5,051,945
1,355,000		MobileOne Ltd.	1,842,194
463,200		Oversea-Chinese Banking Corp.	1,994,076
			8,888,215
		South Korea: 17.5%
117,860		Korea Electric Power Corp.	5,235,080
17,200		KT Corp.	773,793
131,290		KT Freetel Co., Ltd.	4,365,638
67,260		Kumho Tire Co., Inc.	1,046,671
138,590		LG Chem Ltd.	6,114,859
23,370		LG Electronics, Inc.	1,930,514
3,267	L	Lotte Chilsung Beverage Co., Ltd.	3,949,368
7,316		Posco	2,077,340
5,125		Samsung Electronics Co., Ltd.	3,497,670
260,110	L	SK Telecom Co., Ltd. ADR	6,944,937
			35,935,870
		Taiwan: 17.8%
3,100,000		China Motor Corp.	3,299,182
191,000		Chunghwa Telecom Co., Ltd.	367,129
215,020	L	Chunghwa Telecom Co., Ltd. ADR	4,429,412
3,198,000		Far EasTone Telecommunications Co., Ltd.	3,999,101
7,307,000		Taishin Financial Holdings Co., Ltd.	4,800,315
2,462,000		United Microelectronics Corp.	1,713,477

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING COUNTRIES FUND	AS OF APRIL 30, 2006 (UNAUDITED)(CONTINUED)

Shares			Value
		Taiwan (continued)
802,268	L	United Microelectronics Corp. ADR	$3,024,550
10,322,000		Walsin Lihwa Corp.	4,247,118
5,965,000		Wan Hai Lines Ltd.	4,113,764
7,243,000	@	Winbond Electronics Corp.	2,463,400
1,899,718	@,L	Yageo Corp. GDR	4,108,330
			36,565,778
		Thailand: 2.7%
2,466,600		Glow Energy PLC	2,133,006
1,506,200		Siam Makro PLC	3,207,276
			5,340,282
		Venezuela: 2.9%
289,910		Cia Anonima Nacional Telefonos de Venezuela ADR	5,905,464
			5,905,464
		Total Common Stock (Cost $167,808,637)	196,324,227

PREFERRED STOCK: 1.3%
		Brazil: 1.3%
975,469,880		Embratel Participacoes SA	2,584,150
		Total Preferred Stock (Cost $1,717,781)	2,584,150
		Total Long-Term Investments (Cost $169,526,418)	198,908,377

Principal Amount			Value

SHORT-TERM INVESTMENTS: 17.9%
	U.S. Government Agency Obligation: 1.6%
$3,379,000	Federal Home Loan Bank, 4.400%, due 05/01/06		3,378,587
	Total U.S. Government Agency Obligation (Cost $3,378,587)		3,378,587
	Securities Lending Collateralcc: 16.3%
	The Bank of New York Institutional Cash Reserve Fund		33,476,488
	Total Securities Lending Collateral (Cost $33,476,488)		33,476,488
	Total Short-Term Investments (Cost $36,855,075)		36,855,075
	Total Investments In Securities (Cost $206,381,493)*	115.0%	$235,763,452
	Other Assets and Liabilities-Net	(15.0)	(30,737,766)
	Net Assets	100.0%	$205,025,686

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $206,506,497
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$34,547,783
	Gross Unrealized Depreciation	(5,290,828)
	Net Unrealized Appreciation	$29,256,955

Industry	Percentage of Net Assets
Agriculture	2.2%
Auto Manufacturers	5.1
Auto Parts & Equipment	0.5
Banks	8.5
Beverages	3.7
Chemicals	3.0
Diversified Financial Services	2.1
Electric	7.2
Electrical Components & Equipment	3.0
Electronics	2.0
Federal Home Loan Bank	1.6
Food	2.7
Holding Companies - Diversified	2.5
Investment Companies	2.5
Iron/Steel	1.0
Media	0.9
Pharmaceuticals	0.9
Retail	1.6
Semiconductors	5.2
Telecommunications	36.9
Textiles	1.7
Transportation	2.0
Water	1.9
Securities Lending Collateral	16.3
Other Assets and Liabilities, Net	(15.0)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 95.8%
		Australia: 2.4%
111,618		BHP Billiton Ltd.	$2,533,351
32,257		Brambles Industries Ltd.	273,817
9,821		CSL Ltd.	428,289
810,138		Macquarie Airports	2,017,426
172,202		Newcrest Mining Ltd.	3,003,952
24,940		Rio Tinto Ltd.	1,492,673
			9,749,508
		Austria: 3.3%
14,664	@	Erste Bank der Oesterreichischen Sparkassen AG	878,321
30,874		Erste Bank der Oesterreichischen Sparkassen AG - Expired Class	1,870,592
4,643		Flughafen Wien AG	353,554
259,816	@	IMMOFINANZ Immobilien Anlagen AG	2,841,657
30,623		OMV AG	2,123,434
24,559	@	Raiffeisen International Bank Holding AG	2,136,585
55,769		Telekom Austria AG	1,365,160
11,345		Wiener Staedtische Allgemeine Versicherung AG	725,501
19,199		Wienerberger AG	1,013,438
			13,308,242
		Belgium: 2.0%
6,241		Almancora Comm Va	841,805
61,842		Fortis	2,314,471
42,186		KBC Bancassurance Holding	4,888,718
			8,044,994
		Brazil: 0.1%
10,964		Aracruz Celulose SA ADR	603,897
			603,897
		Bulgaria: 0.0%
60,720	@	Bulgarian Compensation Notes	25,142
25,950	@	Bulgarian Housing Compensation Notes	10,737
117,641	@	Bulgarian Registered Comp Vouchers	48,522
			84,401
		Canada: 0.4%
23,601		Barrick Gold Corp.	716,107
55,092	@	Bema Gold Corp.	310,724
829	@,#	Centerra Gold, Inc.	34,919
44,793	@	Eldorado Gold Corp.	233,449
3,787	@	Ivanhoe Mines Ltd.	36,838
2,310	@,L	Research In Motion Ltd.	177,015
			1,509,052
		China: 0.8%
296,000		Beijing Capital International Airport Co., Ltd.	171,611
1,306,410		China Life Insurance Co., Ltd.	1,759,259
1,443,394	@	Dongfeng Motor Group Co., Ltd.	721,357
45,630		Shenzhen Chiwan Wharf Holdings Ltd.	78,564
244,498		Weiqiao Textile Co.	320,985
84,393		Wumart Stores, Inc.	277,549
			3,329,325
		Cyprus: 0.5%
219,402		Bank of Cyprus Ltd.	$2,135,811
			2,135,811
		Czech Republic: 1.4%
36,430		Komercni Banka AS	5,772,634
			5,772,634
		Denmark: 0.3%
1,975	@	ALK-Abello A/S	299,149
2,025		Bryggerigruppen AS	218,313
2,501		Novo-Nordisk A/S	161,279
25,326	@,L	Vestas Wind Systems A/S	686,388
			1,365,129
		Egypt: 0.2%
10,913		Orascom Telecom Holding SAE GDR	579,864
9,759		Telecom Egypt GDR	126,867
			706,731
		Finland: 1.8%
108,680		Fortum OYJ	2,737,629
109,292		Nokia OYJ	2,475,467
29,510		Sampo OYJ	607,976
12,361		Sanoma-WSOY OYJ	316,004
5,350		Stockmann OYJ Abp	218,997
4,192		Wartsila OYJ	178,289
23,788		YIT OYJ	669,780
			7,204,142
		France: 10.5%
2,906		Accor	182,533
12,565		Air Liquide	2,713,799
3,962	@	Alstom RGPT	358,062
5,343	@,#	Atos Origin	399,921
26,218		BNP Paribas	2,472,320
32,837		Bouygues	1,788,301
10,745		Cie de Saint-Gobain	804,979
36,059	@	Electricite de France	2,102,871
2,796		Eurazeo	337,577
6,116		Generale de Sante	182,065
13,987	@	JC Decaux SA	417,828
39,848		Lafarge SA	4,884,607
5,490		Lagardere SCA	452,722
41,464		LVMH Moet Hennessy Louis Vuitton SA	4,356,471
9,824		Pernod-Ricard	1,902,411
13,033		Pinault-Printemps-Redoute	1,687,744
7,730		Publicis Groupe	320,775
19,205		Renault SA	2,224,105
20,222		Safran SA	518,250
55,725		Sanofi-Synthelabo SA	5,246,569
5,829		Schneider Electric SA	658,784
6,386		Societe Generale	973,195
33,559		Societe Television Francaise 1	1,112,218
14,220		Suez SA	554,381
15,160		Total SA	4,177,219
12,426		Vinci SA	1,232,915
15,071		Vivendi Universal SA	549,419
			42,612,041

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Germany: 10.0%
1,529		Adidas-Salomon AG	$322,664
104,375		Commerzbank AG	4,307,714
3,691		Continental AG	438,677
24,737		DaimlerChrysler AG	1,359,747
20,775		Deutsche Bank AG	2,533,260
13,698		Deutsche Boerse AG	1,976,544
65,499		Deutsche Post AG	1,744,828
6,192		Deutsche Postbank AG	472,453
12,393		EON AG	1,515,234
79,315		Fraport AG Frankfurt Airport Services Worldwide	6,016,968
3,522		Fresenius AG	585,680
13,915		Fresenius Medical Care AG	1,666,539
7,453		Henkel KGaA	817,246
797		Henkel KGaA - Vorzug	95,870
20,482		Hochtief AG	1,393,754
25,620		Hypo Real Estate Holding	1,788,201
64,876		INDEXCHANGE - DAXEX	4,735,737
70,326		IVG Immobilien AG	2,018,004
7,119	@	KarstadtQuelle AG	214,252
2,553		MAN AG	193,181
7,512		Merck KGaA	797,026
457		Puma AG Rudolf Dassler Sport	184,109
3,437		SAP AG	750,616
33,567		Siemens AG	3,179,077
3,041		Solarworld AG	945,129
16,172	I	UkrTelecom ADR	175,191
2,935	@	Wacker Chemie AG	386,973
			40,614,674
		Greece: 0.5%
16,742		Alpha Bank AE	631,972
55,041		Hellenic Telecommunications Organization SA	1,230,735
			1,862,707
		Hong Kong: 2.4%
656,850		China Merchants Holdings International Co., Ltd.	2,242,271
180,696		China Netcom Group Corp. Hong Kong Ltd.	330,206
234,222		China Resources Enterprise	501,353
129,000		Clear Media Ltd.	159,718
942,873		Galaxy Entertainment Group Ltd.	815,653
546,741	@	Hutchison Telecommunications International Ltd.	968,305
937,174		Melco International Development	2,102,276
1,860,294	L	Shun TAK Holdings Ltd.	2,363,526
186,000		Texwinca Holdings Ltd.	136,736
			9,620,044
		Hungary: 0.5%
2,147		Egis Rt	349,053
155,346		Matav Magyar Tavkozlesi Rt	708,920
27,868		OTP Bank Rt	1,077,728
			2,135,701
		India: 0.1%
11,848		State Bank of India Ltd. GDR	601,550
			601,550
		Indonesia: 0.4%
1,923,511		Bank Mandiri Persero TBK PT	$419,909
546,500		Indofood Sukses Makmur TBK PT	70,156
84,757		Semen Gresik Persero TBK PT	264,613
984,452		Telekomunikasi Indonesia TBK PT	846,025
			1,600,703
		Ireland: 1.0%
210,989	@	Dragon Oil PLC	743,184
68,739	@,L	EURO STOXX 50 NAV	3,350,056
			4,093,240
		Italy: 5.1%
30,164		Assicurazioni Generali S.p.A.	1,129,019
235,469		Banca Intesa S.p.A.	1,305,208
121,751		Banca Intesa S.p.A. - RNC	720,252
9,304		Banca Italease	563,962
3,543		Banca Popolare dell’Emilia Romagna SCRL	213,797
136,091		Banca Popolare di Milano SCRL	1,718,402
10,870		Banca Popolare di Sondrio SCRL	180,678
76,250		Banca Popolare Italiana	801,334
42,688		Banche Popolari Unite SCRL	1,078,158
30,353		Banco Popolare di Verona e Novara SCRL	853,105
124,078		Beni Stabili S.p.A.	143,815
13,711		Bulgari S.p.A.	169,916
62,787		Buzzi Unichem S.p.A.	1,601,727
288,060		Capitalia S.p.A.	2,497,776
317,879		Cassa di Risparmio di Firenze S.p.A.	1,122,246
76,711		Credito Emiliano S.p.A.	1,066,556
15,534		Finmeccanica S.p.A.	371,824
33,323		Geox S.p.A.	474,272
14,139		Luxottica Group S.p.A.	420,410
121,983	@	Parmalat S.p.A	409,120
524,181		UniCredito Italiano S.p.A.	3,945,233
			20,786,810
		Japan: 12.1%
17,925		Aeon Credit Service Co., Ltd.	491,784
6,750		Aiful Corp.	401,359
15,600		Aisin Seiki Co., Ltd.	583,374
11,000		Bank of Fukuoka Ltd.	94,264
42,000		Bank of Yokohama Ltd.	327,320
27,737	S	Canon, Inc.	2,101,164
10,000		Chiba Bank Ltd.	90,202
20,658		Credit Saison Co., Ltd.	1,081,047
29,000		Dai Nippon Printing Co., Ltd.	518,006
11,600		Daikin Industries Ltd.	403,394
52,000		Daiwa Securities Group, Inc.	715,980
28,887		Denso Corp.	1,126,832
99		Dentsu, Inc.	342,780
103		East Japan Railway Co.	801,389
6,200		Eisai Co., Ltd.	281,930
2,800		Exedy Corp.	87,354
5,800		Fanuc Ltd.	546,610
327	S	Fuji Television Network, Inc.	810,402
17,000		Fujitsu Ltd.	140,831
17,000		Gunma Bank Ltd.	130,587
28,463	S	Honda Motor Co., Ltd.	2,009,672
7,800		Hoya Corp.	314,127
4,500		Ibiden Co., Ltd.	212,503
61,000		Itochu Corp.	550,486
3,800		Jafco Co., Ltd.	251,282
275		Japan Tobacco, Inc.	1,099,898

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Japan (continued)
6,489		JS Group Corp.	$143,687
13,248		JSR Corp.	405,863
660		Keyence Corp.	172,396
19,126		Koito Manufacturing Co., Ltd.	274,097
17,330		Kubota Corp.	194,641
3,600		Kyocera Corp.	335,565
4,102		Leopalace21 Corp.	158,845
5,993		Makita Corp.	177,301
137,471		Matsushita Electric Industrial Co., Ltd.	3,305,797
33,000		Mitsubishi Securities Co., Ltd.	516,453
237	S	Mitsubishi Tokyo Financial Group, Inc.	3,694,427
19,723		Mitsui Fudosan Co., Ltd.	440,398
248	S	Mizuho Financial Group, Inc.	2,104,685
22,000		NGK Spark Plug Co., Ltd.	479,233
26,333		NHK Spring Co., Ltd.	303,693
15,290		Nikko Cordial Corp.	245,791
1,100		Nintendo Co., Ltd.	163,058
7,000		Nippon Electric Glass Co., Ltd.	156,408
10,000		Nissan Chemical Industries Ltd.	168,837
28,106		Nissan Motor Co., Ltd.	368,083
15,100		Nitto Denko Corp.	1,259,637
10,100		NOK Corp.	305,645
70,353		Nomura Holdings, Inc.	1,584,442
20,000		NSK Ltd.	179,851
2,130		ORIX Corp.	638,355
36,000		Ricoh Co., Ltd.	710,247
3,500		Secom Co., Ltd.	190,367
8,700		Sega Sammy Holdings, Inc.	344,983
19,386		Seven & I Holdings Co., Ltd.	748,926
47,000		Sharp Corp.	820,042
41,433		Sony Corp.	2,019,993
19,099		Stanley Electric Co. Ltd.	442,237
66,000		Sumitomo Chemical Co., Ltd.	575,804
25,188		Sumitomo Corp.	375,442
90,145		Sumitomo Metal Industries Ltd.	378,333
135	S	Sumitomo Mitsui Financial Group, Inc.	1,475,849
54,830		Sumitomo Trust & Banking Co., Ltd.	579,929
25,700		Suzuki Motor Corp.	623,625
7,200		Takeda Chemical Industries Ltd.	439,015
24,000		Teijin Ltd.	163,720
13,000		Toppan Printing Co., Ltd.	173,397
21,000		Toray Industries, Inc.	195,603
65,700	S	Toyota Motor Corp.	3,826,867
4,400		Yamada Denki Co., Ltd.	477,183
20,000		Yamaha Motor Co., Ltd.	546,842
16,846		Yamato Transport Co., Ltd.	334,619
21,300		Yokogawa Electric Corp.	334,608
			49,069,396
		Luxembourg: 0.2%
19,380	@,L	Millicom International Cellular SA	953,108
			953,108
		Mexico: 0.8%
13,433		Consorcio ARA SA	71,000
43,750		Fomento Economico Mexicano SA de CV	404,866
14,650		Fomento Economico Mexicano SA de CV ADR	1,360,692
278,866		Grupo Financiero Banorte SA de CV	$725,650
18,336		Grupo Televisa SA ADR	388,723
14,960	@	Urbi Desarrollos Urbanos SA de CV	122,519
			3,073,450
		Netherlands: 2.5%
19,153		Euronext NV	1,708,115
4,978		European Aeronautic Defense and Space Co.	196,112
9,124		Heineken NV	369,184
36,231		Koninklijke Philips Electronics NV	1,247,699
9,882		Randstad Holdings NV	655,670
72,917		Royal KPN NV	855,752
13,546	@	Royal Numico NV	613,033
76,150		TPG NV	2,736,420
7,781		Unilever NV	561,033
36,263		Vedior NV	844,053
9,887		VNU NV	339,149
			10,126,220
		New Zealand: 0.1%
160,764		Auckland International Airport Ltd.	208,467
			208,467
		Norway: 2.2%
45,000		Acta Holding ASA	201,852
53,582		DNB Holding ASA	740,614
23,058	S	Norsk Hydro ASA	3,522,916
27,940		Orkla ASA	1,464,642
88,356		Statoil ASA	2,888,835
12,794		Telenor ASA	147,893
			8,966,752
		Papua New Guinea: 0.2%
338,587	@	Lihir Gold Ltd.	844,047
			844,047
		Philippines: 0.1%
9,734	L	Philippine Long Distance Telephone ADR	386,927
			386,927
		Poland: 4.1%
14,828		Agora SA	215,382
84,578		Bank Pekao SA	5,647,476
8,151		Bank Przemyslowo-Handlowy PBK SA	2,093,850
15,273	@	Budimex SA	278,265
13,619	@	CCC SA	195,275
57,550	@	Cersanit Krasnystaw SA	334,709
4,572		Grupa Kety SA	207,574
5,162		Inter Cars SA	43,063
513,483	S	PKO Bank Polski SA	6,431,084
4,510		Polska Graupa Framaceutycz SA	97,930
10,496		Sniezka SA	100,941
1,308	@	Stomil Sanok	63,011
128,804	S	Telekomunikacja Polska SA	939,786
41,024	@	ZM Duda SA	182,828
			16,831,174

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Portugal: 0.1%
6,004		Jeronimo Martins	$108,147
31,961		Portugal Telecom SGPS SA	405,135
			513,282
		Romania: 0.7%
895,328		Impact	204,376
1,069,500	@	Rolast AG	25,770
154,500		SIF 1 Banat Crisana Arad	132,113
167,500		SIF 2 Moldova Bacau	136,554
127,000		SIF 3 Transilvania Brasov	102,156
232,500		SIF 4 Muntenia Bucuresti	132,260
147,500		SIF 5 Oltenia Craiova	141,092
8,637,415	S	SNP Petrom SA	1,768,231
585,000		SOCEP CONSTANTA	44,936
			2,687,488
		Russia: 5.8%
38,999	L	LUKOIL ADR	3,535,291
20,641		MMC Norilsk Nickel ADR	2,724,612
275		NovaTek OAO	1,009,771
8,000	#,L	NovaTek OAO GDR	340,000
118,466	L	OAO Gazprom ADR	5,368,894
225,232	@,I	OJSC TNK -BP HOLDING	765,789
18,360	@,I,X	Polyus Gold ADR	293,760
104,109	@,I	RenShares Utilities Ltd.	200,930
2,372		Rosneft-Purneftegaz	114,093
2,976		Sberbank RF	5,350,462
2,582		Sibneft	12,923
69,714		Surgutneftegaz OJSC	117,796
49,845		Unified Energy System GDR	3,823,112
			23,657,433
		South Africa: 0.0%
14,253		MTN Group Ltd.	141,226
			141,226
		South Korea: 1.4%
15,260		Hyundai Motor Co.	1,343,903
1,198	@	NHN Corp.	425,039
5,888		Samsung Electronics Co., Ltd.	4,022,058
			5,791,000
		Spain: 1.0%
100,889		Banco Bilbao Vizcaya Argentaria SA	2,223,884
37,804		Corp Mapfre SA	798,452
9,980		Grupo Empresarial Ence SA	412,284
19,428		Inditex SA	789,572
			4,224,192
		Sweden: 2.9%
7,669		Autoliv, Inc.	423,424
90,271		ForeningsSparbanken AB	2,478,880
34,890		Getinge AB	602,198
7,310		Hennes & Mauritz AB	276,648
22,220	@	Modern Times Group AB	1,215,578
164,765		Nordea AB	2,114,327
8,425		Securitas AB	175,170
114,559		Skandinaviska Enskilda Banken AB	2,880,188
60,957		Skanska AB	1,052,079
131,166		Telefonaktiebolaget LM Ericsson	463,824
24,174		TeliaSonera AB	149,523
			11,831,839
		Switzerland: 5.8%
18,102		Adecco SA	$1,119,584
1,140		BKW FMB Energie AG	117,332
44,660		Compagnie Financiere Richemont AG	2,306,694
41,424		Credit Suisse Group	2,594,516
50,043		Holcim Ltd.	4,186,152
9,099	S	Nestle SA	2,766,190
61,926		Novartis AG	3,539,139
17,191	S	Roche Holding AG	2,630,823
683		SGS SA	673,864
13,599		Swatch Group AG	2,430,824
4,629	@	Syngenta AG	641,434
3,238		Synthes, Inc.	399,329
394		Unique Zurich Airport	86,214
			23,492,095
		Thailand: 0.2%
97,043		Bangkok Bank PLC	307,035
24,334		Bangkok Bank PLC - Non-Voting Depositary Receipt	73,106
1,164,428		Krung Thai Bank PLC	380,980
			761,121
		Turkey: 2.6%
161,533	S	Akbank T.A.S.	1,348,005
376,111	@	Dogan Sriketler Grubu Holdings	1,802,613
436,868		HACI Omer Sabanci Holding	2,074,919
560,842		Turkiye Garanti Bankasi	2,317,609
302,768		Turkiye Is Bank ASI - C	2,557,435
56,157	@	Turkiye Vakiflar Bankasi Tao	358,684
			10,459,265
		Ukraine: 0.0%
1,530	@,L,I	Centrenergo ADR	12,647
87	I	Ukrnafta Open JT STK ADR	31,123
			43,770
		United Arab Emirates: 0.1%
17,360	@	Investcom LLC GDR	263,004
			263,004
		United Kingdom: 8.7%
139,281		Aegis Group PLC	345,569
58,941		Anglo American PLC	2,512,923
73,912		Associated British Ports Holdings PLC	979,909
183,511		BAA PLC	2,836,408
70,255		BAE Systems PLC	531,373
28,475		BG Group PLC	378,182
27,190		BP PLC	331,297
88,659		Burberry Group PLC	758,137
248,159		Compass Group PLC	1,071,863
186,164	S	Diageo PLC	3,051,450
127,452	S	GlaxoSmithKline PLC	3,651,034
34,701		Highland Gold Mining Ltd.	181,835
11,515		Imperial Tobacco Group PLC	355,787
56,014		Kazakhmys PLC	1,165,788
28,680		London Stock Exchange PLC	644,851
22,050	@	Peter Hambro Mining PLC	660,505
69,509		Prudential PLC	808,458
53,050		Reckitt Benckiser PLC	1,925,914
7,249		Rio Tinto PLC	398,403
138,992	@	Rolls-Royce Group PLC	1,213,297

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		United Kingdom (continued)
16,422		SABMiller PLC	$342,881
41,841		Scottish & Newcastle PLC	385,877
69,624		Smith & Nephew PLC	572,329
14,974		Smiths Group PLC	276,323
360,211		Tesco PLC	2,090,237
1,919,721	S	Vodafone Group PLC	4,525,789
62,592		William Hill PLC	720,807
44,139		Wolseley PLC	1,098,534
120,445		WPP Group PLC	1,476,900
			35,292,660
		United States: 0.5%
97,564	L	News Corp., Inc.	1,778,592
2,231	L	Southern Copper Corp.	220,981
			1,999,573
		Venezuela: 0.0%
10,148		Cia Anonima Nacional Telefonos de Venezuela ADR	206,715
			206,715
		Total Common Stock (Cost $295,786,774)	389,565,540

PREFERRED STOCK: 0.4%
		Germany: 0.4%
52,734		ProSieben SAT.1 Media AG	1,456,067
			1,456,067
		Total Preferred Stock (Cost $1,053,559)	1,456,067

EQUITY LINKED SECURITIES: 0.8%
		India: 0.7%
328,261	@	Bharti Televentures	2,957,632
			2,957,632
		Luxembourg: 0.1%
14,049	@	State Bank of India Ltd.	275,501
			275,501
		Total Equity Linked Securities (Cost $2,681,093)	3,233,133

No. of Contracts			Value

OPTIONS: 0.0%
		Switzerland: 0.0%
4,629	@	Syngenta AG Warrant, Put Option, Strike Price 234, Expires 05/23/06	7,406
			7,406
		Total Options Purchased (Cost $—)	7,406

Shares			Value
WARRANTS: 0.4%
		India: 0.4%
86,028	@	State Bank of India	$1,699,730
			1,699,730
		Total Warrants (Cost $1,989,808)	1,699,730
		Total Long-Term Investments (Cost $301,511,234)	395,961,876

Principal Amount			Value

SHORT-TERM INVESTMENTS: 4.4%
	U.S. Government Agency Obligations: 1.3%
$5,134,000	Federal Home Loan Bank,
	4.400%, due 05/01/06		5,133,373
	Total U.S. Government Agency Obligations (Cost $5,133,373)		5,133,373
	Securities Lending Collateralcc: 3.1%
12,719,705	The Bank of New York
	Institutional Cash Reserve Fund		12,719,705
	Total Securities Lending Collateral (Cost $12,719,705)		12,719,705
	Total Short-Term Investments (Cost $17,853,078)		17,853,078
	Total Investments In Securities (Cost $319,364,312)*	101.8%	$413,814,954
	Other Assets and Liabilities-Net	(1.8)	(7,356,212)
	Net Assets	100.0%	$406,458,742

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $320,881,546
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$94,454,781
	Gross Unrealized Depreciation	(1,521,373)
	Net Unrealized Appreciation	$92,933,408

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FOREIGN FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

At April 30, 2006 the following forward foreign currency contracts were outstanding for the ING Foreign Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
British Pound Sterling GBP 1,139,113	Buy	09/25/06	USD 1,991,192	2,075,218	$84,026
Czech Republic Koruny CZK 7,407,646	Sell	09/25/06	USD 316,810	331,689	(14,879)
Czech Republic Koruny CZK 15,501,997	Sell	09/25/06	USD 656,308	694,126	(37,818)
Czech Republic Koruny CZK 19,081,262	Sell	09/25/06	USD 807,843	854,393	(46,550)
Euro EUR 9,162,727	Sell	06/30/06	USD 11,247,613	11,587,182	(339,569)
					$(354,792)

Industry	Percentage of Net Assets
Advertising	0.8%
Aerospace/Defense	0.7
Agriculture	0.4
Apparel	0.5
Auto Manufacturers	3.1
Auto Parts & Equipment	1.0
Banks	24.9
Beverages	2.0
Building Materials	3.6
Chemicals	1.5
Commercial Services	1.1
Computers	0.2
Distribution/Wholesale	0.5
Diversified Financial Services	3.2
Electric	2.7
Electrical Components & Equipment	0.6
Electronics	0.9
Energy - Alternate Sources	0.2
Engineering & Construction	4.0
Entertainment	0.2
Federal Home Loan Bank	1.3
Food	2.0
Food Service	0.3
Forest Products & Paper	0.2
Healthcare - Products	0.5
Healthcare - Services	0.6
Holding Companies - Diversified	3.2
Home Furnishings	1.3
Household Products/Wares	0.7
Insurance	1.3
Internet	0.1
Investment Companies	2.8
Iron/Steel	0.1
Leisure Time	0.2
Machinery - Diversified	0.2
Media	2.1
Mining	4.3
Miscellaneous Manufacturing	0.9
Office/Business Equipment	0.7
Oil & Gas	6.7
Pharmaceuticals	4.4
Real Estate	2.0
Retail	2.4
Semiconductors	1.0
Software	0.2
Telecommunications	5.2
Textiles	0.2
Transportation	1.6
Venture Capital	0.1
Securities Lending Collateral	3.1
Other Assets and Liabilities, Net	(1.8)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING GREATER CHINA FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares				Value
COMMON STOCK: 90.6%
		China: 14.4%
705,000	@,#	China Construction Bank		$304,766
300,000	@	China Life Insurance Co., Ltd.		403,991
141,500		China Shenhua Energy Co., Ltd.		256,021
72,200		Guangzhou R&F Properties Co., Ltd.		373,391
147,000	@	Jiangxi Copper Co., Ltd.		154,642
1,140,000		PetroChina Co., Ltd.		1,274,507
				2,767,318
		Hong Kong: 35.6%
28,500		ASM Pacific Technology		165,957
156,800		Bank of East Asia		655,077
110,000		Cheung Kong Holdings Ltd.		1,240,434
62,500		China Mobile Hong Kong Ltd.		361,579
221,000		China Netcom Group Corp. Hong Kong Ltd.		403,858
862,000		China Overseas Land & Investment Ltd.		551,131
146,000		China Resources Enterprise		312,513
804,000		Denway Motors Ltd.		323,629
16,000		Esprit Holdings Ltd.		127,734
110,000		Hang Lung Properties Ltd.		261,748
115,000		Hong Kong & China Gas		274,305
22,000		Hong Kong Exchanges and Clearing Ltd.		158,130
269,000		MTR Corp.		717,282
1,150,000		Pacific Century Premium Developments Ltd.		363,474
650,000		Solomon Systech International Ltd.		289,303
39,000		Sun Hung Kai Properties Ltd.		445,777
18,000		Swire Pacific Ltd.		184,143
				6,836,074
		Taiwan: 38.9%
184,000		AU Optronics Corp.		302,742
30,000		Catcher Technology Co., Ltd.		335,316
305,000		Cathay Financial Holding Co., Ltd.		683,020
404,000		Chung Hsin Electric & Machinery Manufacturing Corp.		307,361
108,000		Chunghwa Telecom Co., Ltd.		207,591
311,000		Far Eastern Textile Co., Ltd.		286,255
61,000		Foxconn Technology Co., Ltd.		458,127
6,000		High Tech Computer Corp.		191,842
162,000		HON HAI Precision Industry Co., Ltd.		1,094,458
291,000		Lite-On Technology Corp.		459,620
26,000		MediaTek, Inc.		303,841
90,000		Powertech Technology, Inc.		309,399
552,000		ProMOS Technologies, Inc.		213,431
179,000		Quanta Storage, Inc.		331,444
200,000		Siliconware Precision Industries Co.		286,458
198,000	@	Sinkong Spinning		109,036
500,000		Taiwan Semiconductor Manufacturing Co., Ltd.		1,057,113
429,000		United Microelectronics Corp.		298,571
507,000		Yuen Foong Yu Paper Manufacturing Co., Ltd.		228,978
				7,464,603
		United Kingdom: 1.7%
19,600		HSBC Holdings PLC		$337,118
				337,118
		Total Common Stock (Cost $15,195,852)		17,405,113
		Total Investments In Securities (Cost $15,195,852)*	90.6%	$17,405,113
		Other Assets and Liabilities-Net	9.4	1,806,261
		Net Assets	100.0%	$19,211,374

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $15,198,711
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$2,232,943
	Gross Unrealized Depreciation	(26,541)
	Net Unrealized Appreciation	$2,206,402

Industry	Percentage of Net Assets
Auto Manufacturers	1.7%
Banks	6.8
Coal	1.3
Computers	7.5
Distribution/Wholesale	0.7
Diversified Financial Services	0.8
Electronics	7.3
Forest Products & Paper	1.2
Gas	1.4
Holding Companies - Diversified	2.6
Insurance	5.7
Machinery - Diversified	1.6
Metal Fabricate/Hardware	2.5
Oil & Gas	6.6
Real Estate	16.8
Semiconductors	15.2
Telecommunications	5.1
Textiles	2.1
Transportation	3.7
Other Net Assets and Liabilities, Net	9.4
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 93.8%
		Australia: 4.8%
47,753		Amcor Ltd.	$261,823
5,354		Aristocrat Leisure Ltd.	59,922
2,804		Australian Gas Light Co., Ltd.	41,285
4,639		BHP Billiton Ltd.	105,290
62,604		BlueScope Steel Ltd.	365,796
4,679		Brambles Industries Ltd.	39,718
5,167		Coca-Cola Amatil Ltd.	28,533
14,725		Coles Myer Ltd.	119,718
11,313		Commonwealth Bank of Australia	403,721
1,007		CSL Ltd.	43,996
10,320		Foster’s Group Ltd.	46,083
39,956		Insurance Australia Group Ltd.	171,512
9,712		John Fairfax Holdings Ltd.	28,719
3,700		Leighton Holdings Ltd.	47,003
14,234		Macquarie Airports	35,442
16,388		Mayne Group Ltd.	42,546
55,851		Prime Retail Group	275,532
23,112		Qantas Airways Ltd.	60,654
14,811		Santos Ltd.	132,947
10,495		SunCorp.-Metway Ltd.	162,078
19,579		Westpac Banking Corp.	372,927
			2,845,245
		Austria: 0.4%
77		Boehler-Uddeholm ADG	17,449
993		Erste Bank der Oesterreichischen Sparkassen AG	60,164
3,638	@	IMMOFINANZ Immobilien Anlagen AG	39,792
655		OMV AG	45,418
1,057		Telekom Austria AG	25,874
42		Verbund - Oesterreichische Elektrizitaetswirtschafts AG	19,940
209		Voestalpine AG	30,456
219		Wienerberger AG	11,560
			250,653
		Belgium: 1.0%
856		AGFA-Gevaert NV	17,336
149		Bekaert SA	17,098
939		Belgacom SA	30,675
453		Delhaize Group	32,599
7,251		Fortis	271,372
505		Interbrew	25,431
1,390		KBC Bancassurance Holding	161,080
406		Solvay SA	47,390
			602,981
		Bermuda: 0.3%
5,150		Frontline Ltd.	165,644
			165,644
		Denmark: 0.6%
9		AP Moller - Maersk A/S	77,168
250		Carlsberg A/S	16,793
1,872		Danske Bank A/S	74,298
575		East Asiatic Co., Ltd. A/S	24,480
800		GN Store Nord	11,346
1,300		Novo-Nordisk A/S	84,337
250		Novozymes A/S	19,492
150	@	Topdanmark A/S	19,577
1,000	@	Vestas Wind Systems A/S	27,102
			354,593
		Finland: 1.4%
2,000		Fortum OYJ	$50,380
700		Kesko OYJ	24,137
550		Neste Oil OYJ	19,089
18,770		Nokia OYJ	477,462
1,000		Orion OYJ	23,706
3,223		Outokumpu OYJ	553
3,326		Rautaruukki OYJ	140,890
1,800		Sampo OYJ	37,084
2,041		Wartsila OYJ	86,805
			860,106
		France: 8.1%
1,425		Accor	89,525
912		Air France	21,196
8,005	@	Alcatel SA	115,265
1,304	@,#	Atos Origin	97,625
251		Autoroutes du Sud de la France	16,128
7,651		AXA	279,711
960		BNP Paribas	90,527
4,170		Bouygues	227,098
1,909		Casino Guichard Perrachon SA	151,743
2,923		Cie de Saint-Gobain	218,981
406	#	Cie Generale D’Optique Essilor International SA	40,584
9,609		Credit Agrocole SA	386,794
2,092		Gaz de France	75,088
1,621		Groupe Danone	202,044
1,426		L’Oreal SA	131,983
1,204		Lagardere SCA	99,286
1,623		LVMH Moet Hennessy Louis Vuitton SA	170,553
3,023		Michelin (C.G.D.E.)	217,868
235		Pinault-Printemps-Redoute	30,432
1,440		Publicis Groupe	59,785
4,954		Sanofi-Synthelabo SA	466,444
1,839		Societe Generale	280,668
4,860		Suez SA	189,472
3,864		Technip SA	243,608
5,634		Thales SA	241,712
1,640		Total SA	451,889
230		Unibail	40,006
1,037		Veolia Environnement	61,877
4,096		Vivendi Universal SA	149,321
			4,847,213
		Germany: 5.4%
336		Adidas-Salomon AG	70,906
753		Allianz AG	125,795
210		BASF AG	17,950
338		Bayer AG	15,485
267		Beiersdorf AG	40,353
175		Celesio AG	16,491
5,413		Commerzbank AG	223,403
3,550		Deutsche Bank AG	433,022
11,965		Deutsche Lufthansa AG	220,296
1,170		Deutsche Post AG	31,168
11,973		Deutsche Telekom AG	216,373
354		Douglas Holding AG	17,043
686		EON AG	83,874
378		Fresenius Medical Care AG	45,285
5,228		Hochtief AG	355,754
2,591	@	Infineon Technologies AG	31,529
1,281	@	Merck KGaA	135,915

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Germany (continued)
398		Metro AG	$22,508
2,065		Muenchener Rueckversicherungs AG	291,557
896		ProSiebenSat.1 Media AG	24,797
1,069		SAP AG	233,462
934		Siemens AG	88,458
12,688		ThyssenKrupp AG	417,911
1,088		TUI AG	23,139
120,000		Wincor Nixdorf AG	17,241
			3,199,715
		Greece: 0.5%
547		Coca Cola Hellenic Bottling Co. SA	17,921
1,693		Cosmote Mobile Communications SA	41,423
2,186		EFG Eurobank Ergasias SA	86,973
1,626		Hellenic Petroleum	24,564
1,575		National Bank of Greece	78,038
1,277		OPAP SA	46,903
			295,822
		Hong Kong: 1.3%
15,287		Cathay Pacific Airways Ltd.	27,313
22,800		CLP Holdings Ltd.	132,958
6,430		Esprit Holdings Ltd.	51,333
22,481		Hang Lung Properties Ltd.	45,201
9,529		Henderson Land Development	56,005
4,000		Hong Kong Exchanges and Clearing Ltd.	28,751
9,364		Hutchison Whampoa International Ltd.	91,990
4,500		Kerry Properties Ltd.	15,957
14,000		New World Development Ltd.	25,159
47,678		Sino Land Co.	79,358
9,000		Swire Pacific Ltd.	92,072
13,500		Wing Hang Bank Ltd.	124,847
4,523		Wharf Holdings Ltd.	18,155
385		Yue Yuen Industrial Holdings	1,129
			790,228
		Ireland: 0.7%
952		Allied Irish Banks PLC	196,355
2,261		CRH PLC	82,920
6,257		Eircom Group PLC	17,118
1,790	@	Elan Corp. PLC	26,186
1,852		Grafton Group PLC	25,633
1,110		Irish Life & Permanent PLC	28,185
1,317		Kerry Group PLC	32,624
			409,021
		Italy: 3.5%
5,078		Assicurazioni Generali S.p.A.	190,073
1,180		Autostrade S.p.A.	36,164
13,638		Banca Fideuram S.p.A.	82,132
60,380		Banca Intesa S.p.A.	357,424
555		Banche Popolari Unite SCRL	14,017
2,274		Bulgari S.p.A	28,181
46,224		Capitalia S.p.A.	400,810
24,016		Enel S.p.A.	207,474
12,399		ENI-Ente Nazionale Idrocarburi S.p.A.	378,779
3,148	@	Fiat S.p.A.	44,232
660		Italcementi S.p.A.	17,343
4,143		Mediaset S.p.A.	$52,349
52,531		Pirelli & C S.p.A.	51,137
38,189		Seat Pagine Gialle S.p.A.	18,193
72,888		Telecom Italia S.p.A.	203,923
			2,082,231
		Japan: 23.1%
1,920		Acom Co., Ltd.	111,676
700		Advantest Corp.	80,382
3,800		Aiful Corp.	226,036
3,000		Ajinomoto Co., Inc.	37,234
1,000		Alps Electric Co., Ltd.	17,513
3,000		All Nippon Airways Co., Ltd.	11,149
6,500		Asahi Breweries Ltd.	92,716
7,000		Asahi Kasei Corp.	51,521
6,000		Bank of Fukuoka Ltd.	51,417
9,000		Bank of Kyoto Ltd.	103,797
19,000		Bridgestone Corp.	460,632
2,000		Canon Sales Co., Inc.	44,931
4,200		Casio Computer Co., Ltd.	78,512
11		Central Japan Railway Co.	112,846
12,100		Chugai Pharmaceutical Co., Ltd.	261,286
1,900		CSK Holdings Corp.	90,886
8,000		Dai Nippon Printing Co., Ltd.	142,898
15,000		Dainippon Screen Manufacturing Co., Ltd.	155,670
1,000		Daiwa Securities Group, Inc.	13,769
14,000		Denki Kagaku Kogyo K K	63,840
9		East Japan Railway Co.	70,024
3,800		Eisai Co., Ltd.	172,795
14,000		Fujitsu Ltd.	115,978
800		Hakuhodo DY Holdings, Inc.	75,218
700		Hikari Tsushin Inc.	43,174
40,000		Hino Motors Ltd.	243,169
50,000		Hitachi Ltd.	370,518
5,700		Isetan Co., Ltd.	116,319
40,000		Itochu Corp.	361,112
200		Jafco Co., Ltd	13,225
25,000	@	Japan Airlines Corp.	66,143
45		Japan Tobacco, Inc.	179,984
6,300		JFE Holdings, Inc.	243,705
5,000		Kao Corp.	134,001
13,000		Kawasaki Kisen Kaisha Ltd.	81,449
46		KDDI Corp.	282,908
3,000		Keisei Electric Railway Co., Ltd.	20,499
830		Keyence Corp.	216,800
9,000		Kintetsu Corp.	33,547
19,000		Kobe Steel Ltd.	64,372
5,500		Leopalace21 Corp.	212,981
7,800		Makita Corp.	230,797
2,000		Marubeni Corp.	11,479
3,000		Meiji Dairies Corp.	19,002
5,100		Mediceo Paltac Holdings Co., Ltd.	94,277
5		Millea Holdings, Inc.	99,555
21,000		Mitsubishi Chemical Holdings Corp.	132,295
22		Mitsubishi Tokyo Financial Group, Inc.	342,943
8,000		Mitsui Chemicals, Inc.	57,678
10,000		Mitsui OSK Lines Ltd.	71,342
9,000		Mitsui Sumitomo Insurance Co., Ltd.	120,789
26,000		Mitsui Trust Holdings, Inc.	357,479
3,000		Mitsukoshi Ltd.	17,399

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Japan (continued)
34		Mizuho Financial Group, Inc.	$288,546
9,000		Nikon Corp.	176,332
1,800		Nintendo Co., Ltd.	266,822
5,000		Nippon Express Co., Ltd.	26,292
36,000		Nippon Steel Corp.	132,347
15		Nippon Unipac Holding	63,951
8,000		Nippon Yusen Kabushiki Kaisha	48,866
54,000		Nishi-Nippon City Bank Ltd.	273,066
44,000		Nisshin Steel Co., Ltd.	153,016
6,000		Nisshinbo Industries, Inc.	70,507
10,000		OJI Paper Co., Ltd.	59,432
89,000		Oki Electric Industry Ltd.	274,069
500		Omron Corp.	13,886
500		Oriental Land Co., Ltd.	29,941
490		ORIX Corp.	146,851
3,400		Promise Co., Ltd.	208,975
89		Resona Holdings, Inc.	301,322
1,000		Sankyo Co., Ltd.	70,716
2,000		Sekisui Chemical Co., Ltd.	17,213
7,000		Sekisui House Ltd.	108,119
71,000		Shimizu Corp.	489,877
10,200		Showa Shell Sekiyu KK	125,948
8,000		Sompo Japan Insurance, Inc.	115,551
3,000		Sony Corp.	146,259
2,000		Sumitomo Chemical Co., Ltd.	17,449
5,000		Sumitomo Corp.	74,528
15,000		Sumitomo Metal Industries Ltd.	62,954
2		Sumitomo Mitsui Financial Group, Inc.	21,865
85,000		Taisei Corp.	378,653
4,000		Takashimaya Co., Ltd.	58,083
2,600		Takeda Chemical Industries Ltd.	158,533
8,000		Tokyo Electric Power Company Inc.	205,006
1,700		Tokyo Electron Ltd.	121,637
66,000		Tokyo Gas Co., Ltd.	317,947
1,800		Tokyo Steel Manufacturing Co., Ltd.	37,980
11,000		Tokyo Tatemono Co., Ltd.	126,426
18,000		Toshiba Corp.	113,899
34,000		Tosoh Corp.	165,982
31,000		Toyobo Co., Ltd.	96,818
8,800		Toyota Motor Corp.	512,629
16,000		UNY Co., Ltd.	284,485
11		West Japan Railway Co.	48,691
19,100		Yamaha Motor Co., Ltd.	522,234
			13,815,370
		Luxembourg: 0.6%
8,007		Arcelor	330,142
			330,142
		Netherlands: 5.9%
10,894		Aegon NV	197,130
3,495	@	ASML Holding NV	73,793
3,432		Buhrmann NV	66,416
3,807		DSM NV	173,396
395		Euronext NV	35,227
417		European Aeronautic Defence and Space Co NV	16,439
10,590	@	Koninklijke Ahold NV	86,824
8,869		Koninklijke Philips Electronics NV	305,425
630		Rodamco Europe NV	67,692
22,413		Royal Dutch Shell PLC - A Shares	761,644
23,485		Royal Dutch Shell PLC - B Shares	$835,061
13,979		Royal KPN NV	164,057
275		SBM Offshore NV	29,464
2,915		TPG NV	104,749
4,991		Unilever NV	359,866
242		Wereldhave NV	25,215
7,635		Wolters Kluwer NV	198,699
			3,501,097
		New Zealand: 0.1%
6,496		Fletcher Building Ltd.	37,606
2,795		Telecom Corp. of New Zealand Ltd.	10,158
			47,764
		Norway: 0.5%
4,000		DNB Holding ASA	55,323
100		Norsk Hydro ASA	15,279
800		Orkla ASA	41,937
1,600	@	Petroleum Geo-Services ASA	89,390
827		Statoil ASA	27,039
900		Tandberg Television ASA	18,075
3,000		Telenor ASA	34,679
1,600		Yara International ASA	25,623
			307,345
		Portugal: 0.3%
16,809		Banco Comercial Portugues SA	51,291
7,746		Electricidade de Portugal SA	30,452
4,120		Portugal Telecom SGPS SA	52,225
15,459		Sonae SGPS SA	26,302
			160,270
		Singapore: 0.7%
14,000		CapitaLand Ltd.	43,439
50,000		ComfortDelgro Corp., Ltd.	50,962
4,000		Fraser and Neave Ltd.	55,979
9,000		SembCorp Industries Ltd.	20,500
7,000		Singapore Press Holdings Ltd.	18,971
27,000		Singapore Telecommunications Ltd.	46,848
19,000		United Overseas Bank Ltd.	195,901
			432,600
		Spain: 3.4%
1,765		Abertis Infraestructuras SA	46,534
619		Antena 3 de Television SA	16,282
20,299		Banco Bilbao Vizcaya Argentaria SA	447,448
28,031		Banco Santander Central Hispano SA	432,393
2,944		Ebro Puleva SA	58,147
10,419		Endesa SA	344,570
1,703		Fomento de Construcciones y Contratas SA	137,979
1,093		Inditex SA	44,422
331		Metrovacesa SA	30,212
4,996		Repsol YPF SA	148,925
20,574		Telefonica SA	328,946
439		Union Fenosa SA	16,952
			2,052,810
		Sweden: 2.2%
2,102		Atlas Copco AB	57,207
2,000	@	Capio AB	39,294
1,327		Electrolux AB	39,615

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Value
		Sweden (continued)
800		Elekta AB		$13,165
2,087	@	Hennes & Mauritz AB		78,983
900		Kungsleden AB		31,942
400	@	Modern Times Group AB		21,883
20,500		Nordea AB		263,064
1,841		Scania AB		85,384
1,200		Securitas AB		24,950
800		SKF AB		13,698
900		Ssab Svenskt Stal AB		52,863
500		Svenska Cellulosa AB		22,571
1,400		Swedish Match AB		20,936
6,137		Tele2 AB		77,479
72,073		Telefonaktiebolaget LM Ericsson		254,862
1,200		Trelleborg AB		26,659
3,662		Volvo AB - B Shares		183,673
				1,308,228
		Switzerland: 6.3%
790		Adecco SA		48,860
3,323		Ciba Specialty Chemicals AG		203,281
2,586		Compagnie Financiere Richemont AG		133,567
1,881		Credit Suisse Group		117,813
443	@	Logitech International SA		18,262
1,837		Nestle SA		558,499
6,157		Novartis AG		351,879
1,224		Phonak Holding AG		75,815
5,146		Roche Holding AG		787,570
3,484		Schindler Holding AG		190,314
2,614		STMicroelectronics NV		47,812
192		Swatch Group AG		34,349
90		Swisscom AG		29,940
7,642		UBS AG		894,329
1,093	@	Zurich Financial Services AG		265,204
				3,757,494
		United Kingdom: 18.9%
8,808		Amec PLC		63,403
27,177		Amvescap PLC		294,548
395		Anglo American PLC		16,859
12,210		AstraZeneca PLC		669,667
1,200		Aviva PLC		17,393
7,159		Barclays PLC		88,670
2,543		BBA Group PLC		12,113
2,430	@	Berkeley Group Holdings PLC		50,708
10,832		Boots Group PLC		138,055
76,785		BP PLC		936,498
8,644		Brambles Industries PLC		71,651
10,225	@	British Airways PLC		61,724
1,005		British American Tobacco PLC		254,108
24,551		Brixton PLC		217,575
102,840		BT Group PLC		410,662
1,708		Cadbury Schweppes PLC		16,885
1,657		Carnival PLC		82,225
71,335		Centrica PLC		386,723
283,752		Corus Group PLC		435,989
4,149		Davis Service Group PLC		35,521
63,647		Dixons Group PLC		212,414
3,869		Electrocomponents		18,935
11,938		First Choice Holidays PLC		48,467
5,450		First Group PLC		41,407
3,447		GKN PLC		19,752
16,492		GlaxoSmithKline PLC		472,436
39,908		HBOS PLC		$700,032
37,222		HSBC Holdings PLC		640,362
5,498		Intercontinental Hotels Group PLC		96,816
29,370		International Power PLC		159,495
27,978		iSOFT Group PLC		60,069
12,931		Ladbrokes PLC		99,602
44,314		Legal & General Group PLC		112,069
17,144		LogicaCMG PLC		55,609
2,149		Mitchells & Butlers PLC		19,177
1,551		National Express Group PLC		25,386
4,901		Old Mutual PLC		17,222
94,547		Pilkington PLC		280,830
2,626		Reckitt Benckiser PLC		95,334
17,654		Rentokil Initial PLC		51,078
42,139		Rexam PLC		416,746
304		Rio Tinto PLC		16,759
158,534		Royal & Sun Alliance Insurance Group		396,565
29,185		Royal Bank of Scotland Group PLC		946,161
11,387		SABMiller PLC		237,753
9,041		Scottish & Newcastle PLC		83,712
76,782		Signet Group PLC		147,892
20,220		Stagecoach Group PLC		40,098
13,366		Taylor Woodrow PLC		93,080
19,966		Tesco PLC		115,859
21,010		Tomkins PLC		129,196
19,556		Trinity Mirror PLC		196,223
32,891		Unilever PLC		346,241
19,469		United Business Media PLC		254,595
166,947		Vodafone Group PLC		393,582
				11,301,931
		United States: 3.8%
33,600		iShares MSCI EAFE Index Fund		2,285,808
				2,285,808
		Total Common Stock (Cost $53,214,938)		56,004,311

PREFERRED STOCK: 1.5%
		Germany: 1.5%
5,977		RWE AG		465,678
7,965		Volkswagen AG		442,976
				908,654
		Total Preferred Stock (Cost $845,176)		908,654
RIGHTS: 0.0%
		Sweden: 0.0%
500		CAPIO AB		366
900		Ssab Svenskt Stal AB		311
				677
		Total Rights (Cost $ — )		677
		Total Long-Term Investments (Cost $54,060,114)		56,913,642
		Total Investments In Securities (Cost $54,060,114)*	95.3%	$56,913,642
		Other Assets and Liabilities-Net	4.7	2,829,158
		Net Assets	100.0%	$59,742,800

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS INTERNATIONAL EQUITY FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $54,091,169
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$3,098,910
	Gross Unrealized Depreciation	(276,437)
	Net Unrealized Appreciation	$2,822,473

Industry	Percentage of Net Assets
Advertising	0.2%
Aerospace/Defense	0.4
Agriculture	0.8
Airlines	0.8
Apparel	0.1
Auto Manufacturers	2.5
Auto Parts & Equipment	1.2
Banks	18.0
Beverages	1.0
Building Materials	1.1
Chemicals	1.6
Commercial Services	0.9
Computers	0.7
Cosmetics/Personal Care	0.5
Distribution/Wholesale	1.0
Diversified Financial Services	2.0
Electric	3.2
Electrical Components & Equipment	1.0
Electronics	1.4
Engineering & Construction	2.9
Entertainment	0.4
Equity Fund	3.8
Food	3.6
Forest Products & Paper	0.2
Gas	1.4
Hand/Machine Tools	0.7
Healthcare - Products	0.2
Healthcare - Services	0.1
Holding Companies - Diversified	0.8
Home Builders	0.5
Home Furnishings	0.3
Household Products/Wares	0.2
Insurance	4.1
Investment Companies	0.1
Iron/Steel	4.2
Leisure Time	1.3
Lodging	0.3
Machinery - Construction & Mining	0.1
Media	1.8
Mining	0.2
Miscellaneous Manufacturing	0.7
Oil & Gas	6.5
Oil & Gas Services	0.6
Packaging & Containers	1.1
Pharmaceuticals	6.4
Real Estate	2.0%
Real Estate Investment Trust	0.2
Retail	2.6
Semiconductors	0.5
Software	0.5
Telecommunications	6.0
Textiles	0.3
Toys/Games/Hobbies	0.4
Transportation	1.8
Water	0.1
Other Assets and Liabilities	4.7
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 96.1%
		Australia: 3.9%
156,900		Aristocrat Leisure Ltd.	$1,737,239
82,749	S	BHP Billiton Ltd.	1,878,122
199,043		Brambles Industries Ltd.	1,689,601
			5,304,962
		Belgium: 2.5%
41,200		Fortis	1,541,933
38,672		InBev NV	1,948,138
			3,490,071
		Canada: 2.1%
8,300	@	Major Drilling Group International	188,880
55,400	S	Petro - Canada	2,719,200
			2,908,080
		Finland: 2.3%
141,722	S	Nokia OYJ	3,210,008
			3,210,008
		France: 7.2%
35,500		Carrefour SA	2,056,732
19,200	S	Groupe Danone	2,391,130
40,021	S	Sanofi-Synthelabo SA	3,768,644
10,478		Societe Generale	1,596,796
			9,813,302
		Germany: 8.8%
20,007	S	Allianz AG	3,337,009
23,460	S	BASF AG	2,005,282
16,700	S	Deutsche Bank AG	2,036,363
93,771	S	Deutsche Lufthansa AG	1,723,006
13,700		EON AG	1,675,035
13,974		Siemens AG	1,323,455
			12,100,150
		Greece: 1.3%
46,408		Alpha Bank AE	1,752,622
			1,752,622
		Hong Kong: 2.3%
173,000		Hutchison Whampoa Ltd.	1,696,673
3,234,000		Solomon Systech International Ltd.	1,433,155
			3,129,828
		India: 0.7%
166,000	@,#	Cipla Ltd./India GDR	964,460
			964,460
		Italy: 1.3%
64,000	S	Banco Popolare di Verona e Novara SCRL	1,798,793
			1,798,793
		Israel: 1.3%
42,300		Teva Pharmaceuticals Industries Ltd.	1,713,573
			1,713,573
		Japan: 22.6%
33,700		Aeon Mall Co., Ltd.	$1,682,255
197,000	S	Amada Co., Ltd.	2,145,744
219,000		Furukawa Electric Co., Ltd.	1,738,865
50,600		Hoya Corp.	2,043,222
56,900		JSR Corp.	1,745,159
67,000		Komatsu Ltd.	1,424,407
295		Mitsubishi Tokyo Financial Group, Inc.	4,616,137
11,600		Nintendo Co., Ltd.	1,716,861
7,900		ORIX Corp.	2,367,679
105,225	S	Ricoh Co., Ltd.	2,075,992
19,700		Ryohin Keikaku Co., Ltd.	1,757,486
37,200	S	Sankyo Co., Ltd.	2,630,643
105,000		Sekisui House Ltd.	1,621,851
407,000		Taisei Corp.	1,802,004
29,600	S	Toyota Motor Corp.	1,724,129
			31,092,434
		Malaysia: 1.3%
251,900		Genting Bhd	1,740,145
			1,740,145
		Mexico: 1.2%
253,400		Cemex SA de CV	1,708,287
			1,708,287
		Netherlands: 3.5%
95,600		ASML Holding NV	2,023,706
82,300		Koninklijke Philips Electronics NV	2,832,742
			4,856,448
		Poland: 1.2%
89,800		Grupa Lotos SA	1,669,566
			1,669,566
		Russia: 0.0%
66,751		TNK - BP Holding BRG	8,002
			8,002
		South Africa: 1.3%
113,700		JD Group Ltd.	1,743,435
			1,743,435
		Sweden: 1.2%
132,500		Nordea AB	1,700,290
			1,700,290
		Switzerland: 7.4%
24,500		Lonza Group AG	1,733,495
5,690		Nestle SA	1,730,080
87,588	S	Novartis AG	5,007,229
14,086		UBS AG	1,648,458
			10,119,262
		Thailand: 2.0%
332,000		AU Optronics Corp	544,669
521,800		Bangkok Bank PLC	1,650,926
700,000		Taiwan Cement Corp	547,477
			2,743,072

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Value
		United Kingdom: 18.4%
48,000	S	Anglo American PLC		$2,046,459
69,118	S	AstraZeneca PLC		3,808,005
221,400	S	Cadbury Schweppes PLC		2,176,719
219,361		Capita Group PLC		1,862,325
138,400		Diageo PLC		2,288,714
72,401		Imperial Tobacco Group PLC		2,254,348
642,100		Legal & General Group PLC		1,615,381
467,100		Old Mutual PLC		1,625,320
107,300		Smiths Group PLC		1,998,913
1,497,449		Vodafone Group PLC		3,537,079
165,397	S	WPP Group PLC		2,028,103
				25,241,366
		United States: 2.3%
31,100		ENSCO International Inc		1,663,850
25,900	L	Newmont Mining Corp.		1,511,524
				3,175,374
		Total Common Stock (Cost $117,964,990)		131,983,530
Principal Amount				Value

SHORT-TERM INVESTMENTS: 6.0%
		Repurchase Agreement: 5.8%
$7,959,000	S	Goldman Sachs Repurchase Agreement dated, 04/28/06, 4.760%, due 05/01/06, $7,962,157 to be received upon repurchase (Collateralized by $8,105,000 Federal Home Loan Bank, 5.375%, Market Value plus accrued interest $8,122,870, due 02/23/11)		$7,959,000
				7,959,000
		Total Repurchase Agreements (Cost $7,959,000)		7,959,000
		Securities Lending Collateralcc: 0.2%
326,444		The Bank of New York Cash Reserves Fund		326,444
		Total Securities Collateral Lending (Cost $326,444)		326,444
		Total Short-Term Investments (Cost $8,285,444)		8,285,444
		Total Investments In Securities (Cost $126,250,434)*	102.1%	$140,268,974
		Other Assets and Liabilities-Net	(2.1)	(2,944,373)
		Net Assets	100.0%	$137,324,601

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward exchange currency contracts.
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $126,570,625
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$13,991,409
	Gross Unrealized Depreciation	(293,060)
	Net Unrealized Appreciation	$13,698,349

Industry	Percentage of Net Assets
Advertising	1.5%
Agriculture	1.6
Airlines	1.3
Auto Manufacturers	1.3
Banks	13.4
Beverages	3.1
Building Materials	1.6
Chemicals	4.0
Commercial Services	2.6
Diversified Financial Services	1.7
Electric	1.2
Electrical Components & Equipment	1.3
Electronics	3.9
Engineering & Construction	1.3
Entertainment	1.3
Food	6.1
Holding Companies-Divers	1.2
Home Builders	1.2
Insurance	4.8
Leisure Time	1.9
Lodging	1.3
Machinery - Construction & Mining	1.0
Machinery - Diversified	1.6
Mining	4.1
Miscellaneous Manufacturing	2.4
Office/Business Equipment	1.5
Oil & Gas	4.4
Pharmaceuticals	11.1
Real Estate	1.2
Repurchase Agreement	5.8
Retail	2.5
Semiconductors	2.5
Telecommunications	4.9
Toys/Games/Hobbies	1.3
Securities Lending Collateral	0.2
Other Assets and Liabilities	(2.1)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 92.2%
		Australia: 2.6%
55,424		Computershare Ltd.	$331,781
13,130		Woodside Petroleum Ltd.	465,705
			797,486
		Austria: 1.0%
4,859		Erste Bank der Oesterreichischen Sparkassen AG	295,704
			295,704
		Belgium: 1.2%
7,100		Interbrew	357,299
			357,299
		Brazil: 1.2%
6,900		Aracruz Celulose SA ADR	380,052
			380,052
		Canada: 2.7%
6,000		Manulife Financial Corp.	391,740
4,945		Suncor Energy, Inc.	423,984
			815,724
		China: 2.1%
544,000		China Petroleum & Chemical Corp.	346,262
143,000	@	Foxconn International Holdings Ltd.	307,055
			653,317
		Denmark: 1.6%
18,400	@	Vestas Wind Systems A/S	499,146
			499,146
		Finland: 0.9%
16,250		Nokian Renkaat OYJ	278,676
			278,676
		France: 7.6%
5,700		Bouygues	310,840
3,400	#	Cie Generale D’Optique Essilor International SA	339,811
3,850		Schneider Electric SA	435,383
5,500		Technip SA	356,966
3,520		Total SA ADR	485,830
6,600		Veolia Environnement	394,210
			2,323,040
		Germany: 6.0%
1,800		Adidas-Salomon AG	379,764
2,842		Allianz AG	474,554
3,644		RWE AG	315,419
5,500		SAP AG ADR	300,465
3,900		Siemens AG	370,039
			1,840,241
		Hong Kong: 2.7%
63,500		Esprit Holdings Ltd.	506,071
172,000		Shangri-La Asia Ltd.	304,816
			810,887
		India: 2.1%
5,306		HDFC Bank Ltd. ADR	$312,099
4,000		Infosys Technologies Ltd. ADR	314,600
			626,699
		Israel: 1.2%
8,700		Teva Pharmaceutical Industries Ltd. ADR	352,350
			352,350
		Italy: 2.2%
88,400		UniCredito Italiano S.p.A.	665,407
			665,407
		Japan: 16.8%
15,700		Denso Corp.	612,912
7,100		Ibiden Co., Ltd.	335,266
1,160		Keyence Corp.	303,228
5,900		Nidec Corp.	452,627
4,700		Nitto Denko Corp.	391,495
2,610		ORIX Corp.	777,815
27,000		Sharp Corp.	472,100
3,100		SMC Corp.	469,016
45		Sumitomo Mitsui Financial Group, Inc.	492,799
9,400		THK Co., Ltd.	305,351
8,600		Toyota Motor Corp.	501,136
			5,113,745
		Luxembourg: 1.1%
20,752		SES Global	339,053
			339,053
		Mexico: 1.0%
11,166		Wal-Mart de Mexico SA de CV ADR	317,749
			317,749
		Singapore: 2.3%
28,000		DBS Group Holdings Ltd.	313,466
40,000		Keppel Corp., Ltd.	387,344
			700,810
		South Korea: 2.1%
3,700		Kookmin Bank ADR	329,485
907	#	Samsung Electronics Co., Ltd. GDR	309,591
			639,076
		Spain: 6.0%
30,600		Banco Bilbao Vizcaya Argentaria SA	673,445
25,945		Banco Santander Central Hispano SA	399,818
47,800		Telefonica SA	764,328
			1,837,591
		Switzerland: 10.3%
5,865		Credit Suisse Group	366,833
990		Nestle SA	301,292
1,450		Nobel Biocare Holding AG	355,792
11,700		Novartis AG	669,547
3,040		Roche Holding AG	465,825
2,392	@	Syngenta AG	331,758

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL CAPITAL APPRECIATION FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Value
		Switzerland (continued)
2,477		Synthes, Inc.		$305,712
3,050		UBS AG		357,233
				3,153,992
		Taiwan: 1.0%
27,700		Taiwan Semiconductor Manufacturing Co., Ltd. ADR		290,296
				290,296
		United Kingdom: 16.5%
166,822		ARM Holdings PLC		409,718
40,400		Barclays PLC		500,883
21,000		BHP Billiton PLC		431,194
7,106		BP PLC ADR		523,854
62,500		British Sky Broadcasting PLC		595,227
6,513		Carnival PLC		319,696
121,711		Hays PLC		374,113
28,400		HBOS PLC		498,170
24,903		Prudential PLC		290,295
8,200		Reckitt Benckiser PLC		298,620
1,043,720	@	Rolls-Royce Group PLC		1,897
99,200		Rolls-Royce Group PLC		186
41,600		Smith & Nephew PLC		342,888
77,000		Tesco PLC		447,568
				5,034,309
		Total Common Stock (Cost $26,925,721)		28,122,649
		Total Investments In Securities (Cost $26,925,721)*	92.2%	$28,122,649
		Other Assets and Liabilities-Net	7.8	2,368,279
		Net Assets	100.0%	$30,490,928

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
*	Cost for federal income tax purposes is $26,935,104
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$1,318,717
	Gross Unrealized Depreciation	(131,172)
	Net Unrealized Appreciation	$1,187,545

Industry	Percentage of Net Assets
Apparel	1.2%
Auto Manufacturers	1.6
Auto Parts & Equipment	2.9
Banks	17.1
Beverages	1.2
Chemicals	2.4
Commercial Services	1.2
Computers	1.1
Distribution/Wholesale	1.7
Diversified Financial Services	2.6
Electric	1.0
Electrical Components & Equipment	4.6
Electronics	2.1
Engineering & Construction	1.0
Food	2.5
Forest Products & Paper	1.2
Hand/Machine Tools	4.0
Healthcare - Products	4.4
Holding Companies - Diversified	1.3
Household Products/Wares	1.0
Insurance	3.8
Leisure Time	1.0
Lodging	1.0
Media	2.0
Mining	1.4
Miscellaneous Manufacturing	1.2
Oil & Gas	7.4
Oil & Gas Services	1.2
Pharmaceuticals	4.9
Retail	1.0
Semiconductors	3.3
Software	2.0
Telecommunications	4.6
Water	1.3
Other Assets and Liabilities, Net	7.8
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 87.4%
		Australia: 13.7%
135,900		DB Rreef Trust	$151,135
121,000		GPT Group	401,718
81,300		Investa Property Group	133,952
80,000		Macquarie CountryWide Trust	117,205
38,200		Macquarie Goodman Group	149,358
46,900		Mirvac Group	150,716
62,400		Prime Retail Group	314,700
32,800		Stockland	171,370
72,300		Valad Property Group	88,676
78,400		Westfield Group	1,046,561
			2,725,391
		Canada: 4.2%
6,600	@,#	Calloway Real Estate Investment Trust — Series 144A	143,715
2,000		Calloway Real Estate Investment Trust	44,442
17,000		RioCan Real Estate Investment Trust	323,165
14,600		Summit Real Estate Investment Trust	325,885
			837,207
		China: 0.4%
17,000		Guangzhou R&F Properties Co., Ltd.	87,918
			87,918
		Finland: 0.8%
14,300		Sponda OYJ	153,129
			153,129
		France: 4.9%
1,900		Klepierre	222,510
2,200		Nexity	153,509
1,500		Societe de la Tour Eiffel	170,044
2,400		Unibail	434,880
			980,943
		Germany: 1.7%
300		Deutsche Wohnen AG	98,610
2,000		IVG Immobilien AG	69,043
6,400	@	Patrizia Immobilien AG	172,683
			340,336
		Hong Kong: 14.6%
338,000		Agile Property Holdings Ltd.	261,554
43,800		Cheung Kong Holdings Ltd.	505,125
260,000		China Overseas Land & Investment Ltd.	166,235
50,000		Great Eagle Holding Co.	187,861
104,000		Hang Lung Properties Ltd.	257,013
41,900		Hongkong Land Holdings Ltd.	164,312
91,000		Hysan Development Co., Ltd.	273,418
73,000		Kerry Properties Ltd.	271,806
54,000		New World Development Ltd.	97,083
49,000		Sun Hung Kai Properties Ltd.	560,079
40,000		Wharf Holdings Ltd.	160,555
			2,905,041
		Italy: 0.6%
101,200		Beni Stabili S.p.A.	117,298
			117,298
		Japan: 21.3%
19		Japan Logistics Fund, Inc.	$184,666
3,700		Leopalace21 Corp.	143,278
66,000		Mitsubishi Estate Co., Ltd.	1,569,589
45,000		Mitsui Fudosan Co., Ltd.	1,094,423
22		Nippon Building Fund, Inc.	264,650
29,000		Sumitomo Realty & Development Co., Ltd.	818,143
9,000		Tokyu Land Corp.	92,949
9		Tokyu REIT, Inc.	93,279
			4,260,977
		Netherlands: 2.7%
4,400		Rodamco Europe NV	472,769
800		Vastned Retail NV	73,649
			546,418
		Philippines: 0.4%
308,000		Ayala Land, Inc.	83,763
			83,763
		Singapore: 4.2%
59,000		Ascendas Real Estate Investment Trust	85,271
68,000		CapitaCommercial Trust	78,203
104,000		CapitaLand Ltd.	344,453
38,000		City Developments Ltd.	262,704
86,000		Fortune Real Estate Investment Trust	74,613
			845,244
		Spain: 1.3%
3,400		Inmobiliaria Colonial	263,723
			263,723
		Sweden: 1.4%
29,200		Castellum AB	283,673
			283,673
		Thailand: 0.5%
173,000		Central Pattana PLC	91,238
			91,238
		United Kingdom: 14.7%
18,700	@	Atlas Estates Ltd.	112,082
20,700		British Land Co. PLC	484,708
11,400		Capital & Regional PLC	243,046
10,900		Derwent Valley Holdings PLC	312,919
14,900		Hammerson PLC	313,823
27,600		Land Securities Group PLC	998,982
6,700		Liberty International PLC	159,474
1,300		Mapeley Ltd.	87,615
18,900		Slough Estates PLC	226,487
			2,939,136
		Total Common Stock (Cost $16,853,384)	17,461,435

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL REAL ESTATE FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 14.2%

	U.S. Government Agency Obligations: 14.2%
$ 2,829,000	Federal Home Loan Bank,
	4.400%, due 05/01/06		$2,828,654
	Total U.S. Government Agency
	Obligations (Cost $2,828,654)		2,828,654
	Total Short-Term Investments
	(Cost $2,828,654)		2,828,654
	Total Investments In
	Securities (Cost
	$19,682,038)*	101.6%	$20,290,089
	Other Assets and
	Liabilities-Net	(1.6)	(320,211)
	Net Assets	100.0%	$19,969,878

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*	Cost for federal income tax purposes is $19,684,060
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$668,118
	Gross Unrealized Depreciation	(62,089)
	Net Unrealized Appreciation	$606,029

Industry	Percentage of Net Assets
Federal Home Loan Bank	14.2%
Holding Companies	0.8
Investment Companies	0.6
Property Trust	13.7
Real Estate Management/Services	12.2
Real Estate Operation/Development	45.2
REITS - Diversified	8.1
REITS - Office Property	2.6
REITS - Shopping Centers	3.3
REITS - Warehouse/Industrial	0.9
Other Assets and Liabilities	(1.6)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 96.2%
		Australia: 7.1%
108,418	L	Adelaide Bank Ltd.	$1,087,558
43,833		Alesco Corp., Ltd.	331,074
42,370		Ansell Ltd.	367,874
57,400	@	ARC Energy Ltd.	67,831
385,983	@	Austar United Communications Ltd.	356,932
193,019	L	Australian Stock Exchange Ltd.	4,813,080
184,819	L	Babcock & Brown Ltd.	2,567,013
14,791		Bank of Queensland Ltd.	174,187
133,221		Baycorp Advantage Ltd.	326,816
48,939		Challenger Financial Services Group Ltd.	131,981
71,070		Coates Hire Ltd.	332,201
9,490		Cochlear Ltd.	380,314
65,054	L	Consolidated Minerals Ltd.	128,986
128,464	L	Corporate Express Australia Ltd.	580,531
278,179		Downer EDI Ltd.	1,835,191
248,421		Galileo Shopping America Trust	224,590
25,007		Jubilee Mines NL	152,844
230,482	L	Just Group Ltd.	550,664
52,624		MacArthur Coal Ltd.	219,186
180,554	@	Mayne Pharma Ltd.	404,886
285,622		Metcash Ltd.	997,475
81,086	@	Miller’s Retail Ltd.	105,398
164,688		Minara Resources Ltd.	306,298
87,409		OneSteel Ltd.	264,018
841,325	L	Oxiana Ltd.	2,194,191
91,084		Pacific Brands Ltd.	156,966
195,610	@	PMP Ltd.	218,196
15,251		Ramsay Health Care Ltd.	122,926
131,233	L	Record Investments Ltd.	1,055,692
43,437		Seek Ltd.	130,871
21,296		Spotless Group Ltd.	80,151
368,270	@	Tap Oil Ltd.	602,378
321,347	L	Tattersall’s Ltd.	782,129
17,872		Transpacific Industries Group Ltd.	124,743
34,381		United Group Ltd.	344,589
59,913	L	WorleyParsons Ltd.	886,565
1,463,835	L	Zinifex Ltd.	11,545,142
			34,951,467
		Austria: 0.2%
6,916		Andritz AG	1,210,456
			1,210,456
		Belgium: 0.5%
1,593		Bekaert SA	182,703
35,201		Compagnie Maritime Belge SA	1,141,868
9,804		Euronav NV	281,301
32,000	@	Option NV	914,697
3,000		Oriflame Cosmetics SA	113,156
			2,633,725
		Bermuda: 0.1%
60,019		Catlin Group Ltd.	528,290
			528,290
		Brazil: 0.1%
14,100		Cia Brasileira de Petroleo Ipiranga	249,266
9,450		Metalurgica Gerdau SA	193,813
			443,079
		Canada: 3.4%
121,600		Algoma Steel, Inc.	$3,459,558
10,500	@	Compton Petroleum Corp.	142,430
8,600		Crescent Point Energy Trust	174,602
10,500		Focus Energy Trust	231,917
93,500		IPSCO, Inc.	9,627,442
5,200		Laurentian Bank Of Canada	151,190
3,200		Mullen Group Income Fund	97,352
14,400		Northbridge Financial Corp.	418,937
7,400	@	Novatel, Inc.	254,708
21,800		Pengrowth Energy Trust	533,010
51,700	@,#	Rona, Inc.	1,063,944
3,200		Rothmans, Inc.	59,028
10,000	@	Trican Well Service Ltd.	483,602
10,400		Vermilion Energy Trust	306,557
			17,004,277
		China: 1.2%
3,002,000	L	Angang New Steel Co., Ltd.	2,610,877
218,000		Anhui Expressway Co.	158,754
177,500	L	COSCO Holdings	92,181
324,000		Dongfang Electrical Machinery Co., Ltd.	668,575
155,000	L	FU JI Food and Catering Services Holdings Ltd.	323,661
308,000		Harbin Power Equipment	279,947
1,134,000		Jiangxi Copper Co., Ltd.	1,192,950
410,000	L	Maanshan Iron & Steel	146,759
294,000		Travelsky Technology LTD	348,749
			5,822,453
		Denmark: 2.5%
1,900		Amagerbanken A/S	145,394
9,400		Auriga Industries	270,256
130		D/S Norden	63,680
53,250	L	D/S Torm A/S	2,439,291
5,725		East Asiatic Co., Ltd. A/S	243,643
17,900	L	FLSmidth & Co. A/S	812,509
8,600	@	Genmab A/S	304,236
49,200		GN Store Nord	697,796
59,000	@	Jyske Bank	3,579,233
10,150		NKT Holding A/S	650,726
875		Sjaelso Gruppen	382,387
15,560		Sydbank A/S	564,768
18,150	@	Topdanmark A/S	2,368,814
			12,522,733
		Finland: 0.9%
8,100		Cargotec Corp.	392,966
12,200		Finnair OYJ	186,044
132,200		M-real OYJ	859,131
29,100		Orion OYJ	689,530
95,500		Raisio Group PLC	240,637
3,800		Ramirent OYJ	141,500
52,050		Rautaruukki OYJ	1,821,050
			4,330,858
		France: 3.6%
12,955	@	Alten	489,400
1,675		BioMerieux	104,364
11,999		Bourbon SA	1,530,220
19,122		CFF Recycling	710,364
28,432		Etablissements Maurel et Prom	689,476
6,560		Kaufman & Broad SA	388,400

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		France (continued)
68,487		Neopost SA	$7,736,639
14,134		Nexans SA	1,189,301
29,584		Nexity	2,064,278
36,340	@,L	Oberthur Card Systems SA	298,336
5,447		Pinguely-Haulotte	166,107
4,982		Trigano SA	286,281
47,034	@,L	UBISOFT Entertainment	2,326,239
			17,979,405
		Germany: 5.4%
25,652		AWD Holding AG	907,381
32,365		Balda AG	438,530
2,043		Deutsche Wohnen AG	671,535
88,623	@	Deutz AG	812,696
25,025	@,L	EM.TV AG	133,972
5,692		Hochtief AG	387,328
11,687		IWKA AG	339,194
9,475		Leoni AG	390,646
10,565		MPC Muenchmeyer Petersen Capital AG	895,779
57,691	@	MTU Aero Engines Holding AG	2,094,596
7,571		Norddeutsche Affinerie AG	215,987
3,428		Rhoen Klinikum AG	159,687
58,866		Salzgitter AG	4,674,321
72,514	@	SGL Carbon AG	1,514,362
31,965	@,L	Singulus Technologies	501,941
3,653		Sixt AG	180,502
13,396		Solarworld AG	4,163,415
48,162		Stada Arzneimittel AG	2,319,310
34,486		Techem AG	1,548,801
6,021	@	Vivacon AG	320,555
28,161		Wincor Nixdorf AG	4,032,313
			26,702,851
		Greece: 1.4%
68,564	@	Aegek SA	122,594
83,180		Germanos SA	1,806,133
134,600	L	Tsakos Energy Navigation Ltd.	5,165,948
			7,094,675
		Hong Kong: 4.0%
373,000	L	ASM Pacific Technology	2,172,003
11,040,000		Cnpc Hong Kong Ltd.	6,633,254
1,408,000		Emperor International Holdings	343,899
202,000	L	Jinhui Shipping & Transportation Ltd.	384,267
434,000		Midland Realty Holdings	252,375
87,200	L	Orient Overseas International Ltd.	328,184
249,000		Pacific Andes Holdings Ltd.	129,252
1,659,000	L	Pacific Basin Shipping Ltd.	738,175
262,000		Prime Success International Group	174,021
6,794,000		Solomon Systech International Ltd.	3,023,883
91,000		Television Broadcasts Ltd.	568,629
124,000		Tianjin Development Hldgs	98,301
8,040,000	L	Titan Petrochemicals Group Ltd.	631,992
152,000		Vtech Holdings Ltd.	722,395
371,500		Wing Hang Bank Ltd.	3,444,939
			19,645,569
		Ireland: 0.1%
44,400		C&C Group PLC	$343,960
2,100		FBD Holdings PLC	100,495
			444,455
		Italy: 2.2%
94,300		Aedes S.p.A	724,781
1,837		Amplifon S.p.A.	168,690
82,586		Astaldi S.p.A.	621,245
69,262		Azimut Holding S.p.A.	847,370
220,621		Banca Finnat Euramerica S.p.A.	321,723
10,725		Banco di Desio e della Brianza S.p.A.	94,627
44,618		Benetton Group S.p.A.	677,391
5,410		Cattolica di Assicurazioni SCRL	301,499
187,292		CIR-Compagnie Industriali Riunite S.p.A.	589,655
194,213		Cremonini S.p.A.	575,028
47,548		Davide Campari-Milano S.p.A.	464,157
139,372		Esprinet S.p.A.	3,044,361
37,005	@	Gemina S.p.A.	137,315
62,833		IMMSI S.p.A.	201,049
42,453	@	Marzotto S.p.A.	197,995
57,656		Milano Assicurazioni S.p.A.	444,067
5,018		Pirelli & C Real Estate S.p.A.	367,564
35,248		Premafin Finanziaria S.p.A.	93,629
22,344		Recordati S.p.A.	173,379
41,115		Sogefi S.p.A.	313,538
1,851		Tod’s S.p.A.	145,959
12,765	@	Valentino Fashion Group S.p.A.	413,242
			10,918,264
		Japan: 36.3%
109,100	L	ABILIT Corp.	1,957,885
9,000	L	Aeon Fantasy Co., Ltd.	376,381
42,400		Aichi Corp.	466,587
26,000	L	Air Water, Inc.	264,821
357,600	L	AOC Holdings, Inc.	7,491,088
97,000	L	Asahi Soft Drinks Co., Ltd.	1,529,224
10,000		Asia Securities Printing Co., Ltd.	110,622
41,000		Asics Corp.	496,991
253,000		Atsugi Co., Ltd.	452,802
3,400		Autobacs Seven Co., Ltd.	162,187
12,000		Awa Bank Ltd.	75,636
24		Axell Corp.	90,056
14,000		Bank of Nagoya Ltd.	103,466
27,000		BMB Corp.	135,365
231,601	L	Bosch Corp.	1,107,742
99,000		Calsonic Kansei Corp.	823,468
24,200		Canon Finetech, Inc.	477,567
14,500	L	Capcom Co., Ltd.	149,966
46,100		Century Leasing System, Inc.	733,542
17,300	@	Chiba Kogyo Bank Ltd.	362,213
1,008,000	@,L	Chori Co., Ltd.	2,198,198
26,800	L	Chubu Steel Plate Co., Ltd.	394,660
25,000		CKD Corp.	438,966
2,300		Commercial RE Co.	72,551
137,000		COMSYS Holdings Corp.	1,827,301
11	@	Crayfish Co., Ltd.	158,216
1,167,000	L	Daiichi Chuo Kisen Kaisha	2,529,265
57,000		Daiichi Jitsugyo Co., Ltd.	328,310
8,800		Daikoku Denki Co., Ltd.	343,255
34,000		Dainippon Screen Manufacturing Co., Ltd.	352,851

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Japan (continued)
44,000		Daito Bank Ltd.	$92,883
6,500		Daiwabo Information System Co., Ltd.	116,283
12,600		Denyo Co., Ltd.	192,768
895,700	@,L	DIA Kensetsu Co., Ltd.	2,457,009
8,400	L	Diamond City Co., Ltd.	398,714
77,400	L	Diamond Lease Co., Ltd.	4,126,705
5,100		Disco Corp.	324,413
1,658	L	eAccess Ltd.	1,140,880
7,800		EDION Corp.	187,600
43,300	L	Eizo Nanao Corp.	1,470,464
700		en-japan, Inc.	4,177,055
12,000		Excel Co., Ltd.	319,340
6,400		Exedy Corp.	199,667
10,000		Ezaki Glico Co., Ltd.	105,698
541,000		Fuji Fire & Marine Insurance Co., Ltd.	2,453,238
26,400		Fuji Machine Manufacturing Co., Ltd.	494,870
169,000		Fujikura Ltd.	1,942,081
56,000		Fujitsu Frontech Ltd.	549,345
195,000	@,L	Fujitsu General Ltd.	667,813
5,200		Futaba Corp.	140,064
620	L	Geo Co., Ltd.	1,348,536
233,900		Glory Ltd.	4,703,725
2,820	L	Goldcrest Co., Ltd.	139,609
4,000		Hakudo Co., Ltd.	98,151
6,300		Happinet Corp.	189,743
1,824,500	@,L	Haseko Corp.	6,890,304
6,000		Hirano Tecseed Co., Ltd.	126,076
81,000		Hitachi Cable Ltd.	439,644
94,000		Hitachi Kokusai Electric, Inc.	1,149,292
119,000		Hodogaya Chemical Co., Ltd.	638,236
72,000		Hokuriku Electric Industry Co., Ltd.	258,091
22		Hoosiers Corp.	89,639
3,400		HS Securities Co., Ltd.	55,620
15,000		Hyakugo Bank Ltd.	100,914
38,300		IBJ Leasing Co., Ltd.	1,033,231
97,400		Ichiyoshi Securities Co., Ltd.	1,777,865
151,300	L	Iino Kaiun Kaisha Ltd.	1,438,581
46,000		Inabata & Co., Ltd.	429,569
50		IXI Co., Ltd.	353,443
5,600	L	Izumi Co., Ltd.	223,953
339,000		JFE Shoji Holdings, Inc.	1,666,030
69,000		Jidosha Buhin Kogyo Co., Ltd.	365,277
38,000	L	Joshin Denki Co., Ltd.	296,903
237,000		Juki Corp.	1,535,712
16,000		Juroku Bank Ltd.	106,715
33,000		Kandenko Co., Ltd.	258,546
39,300		Kanto Auto Works Ltd.	576,670
135,000	@	Kawai Musical Instruments Manufacturing Co., Ltd.	346,243
87,600		Keihin Corp.	2,597,158
20,000		Keiyo Bank Ltd.	129,250
813,000	L	Kenwood Corp.	2,001,908
3,700		Kintetsu World Express, Inc.	90,796
50,400		Kirin Beverage Corp.	1,336,402
49,000		Kitz Corp.	452,266
36,000		Koito Manufacturing Co., Ltd.	515,921
23,000		Komatsu Electronic Metals Co., Ltd.	630,830
213,000	@,L	Kumagai Gumi Co., Ltd.	868,691
791,000	L	Kyoei Tanker Co., Ltd.	$2,668,286
36,100		Mars Engineering Corp.	971,751
52,000		Marusan Securities Co., Ltd.	792,582
13,000		Mie Bank Ltd.	76,973
468,000	@,L	Mitsubishi Paper Mills Ltd.	984,459
35,000		Mitsui Home Co., Ltd.	263,313
46,000		Mitsui-Soko Co., Ltd.	268,560
17,000		Mizuno Corp.	126,644
44	@,L	Momiji Holdings, Inc.	115,474
100,400	L	Mori Seiki Co., Ltd.	2,151,516
11,700	L	Moshi Moshi Hotline, Inc.	462,909
66,000		Nabtesco Corp.	828,714
4,000		Nadex Co., Ltd.	48,997
8,000		Nagase & Co., Ltd.	115,587
264,000		Nakayama Steel Works Ltd.	1,295,077
11,400		NEC Leasing Ltd.	270,181
247,000		Nichimo Corp.	344,941
15,000		Nihon Parkerizing Co., Ltd.	270,746
14,000		Nippon Konpo Unyu Soko Co., Ltd.	205,698
506,000	L	Nippon Metal Industry Co., Ltd.	1,139,945
8,000		Nippon Signal Co., Ltd.	74,619
101,600		Nippon Suisan Kaisha Ltd.	498,294
535,000	L	Nippon Yakin Kogyo Co., Ltd.	2,683,059
3,800		Nishio Rent All Co., Ltd.	73,991
1,044,000	L	Nissan Diesel Motor Co., Ltd.	5,421,243
42,000		Nissan Shatai Co., Ltd.	309,663
7,000		Nissha Printing Co., Ltd.	282,573
26,000		Nisshin Oillio Group Ltd.	199,914
133,200		Nissin Kogyo Co., Ltd.	2,782,998
11,900		Nitta Corp.	210,350
114		Okinawa Cellular Telephone Co.	275,502
564,000		Okuma Corp.	7,621,015
10,200		Osaka Steel Co., Ltd.	210,021
374,000	L	Pacific Metals Co., Ltd.	2,409,739
22,000		PanaHome Corp.	211,852
30,930		Point, Inc.	2,170,747
266,000		Press Kogyo Co., Ltd.	1,460,436
53,000		Rengo Co., Ltd.	416,559
44,800		Ricoh Leasing Co., Ltd.	1,311,952
2,500		Right On Co., Ltd.	106,934
13,000		Rohto Pharmaceutical Co., Ltd.	157,432
43,300		Ryohin Keikaku Co., Ltd.	3,862,673
15,000		San-Ai Oil Co., Ltd.	69,532
79,200		Santen Pharmaceutical Co., Ltd.	1,949,754
24,800	L	Sanyo Electric Credit Co., Ltd.	525,789
9,400		Sanyo Shinpan Finance Co., Ltd.	553,288
7,500		Satori Electric Co., Ltd.	157,035
143		Secured Capital Japan Co., Ltd.	498,407
4,100		Seijo Corp.	122,392
14,000		Shiga Bank Ltd.	103,931
24,700		Shinki Co., Ltd.	199,245
80,300		Shinko Electric Industries	2,181,211
150,000		Shinko Plantech Co., Ltd.	1,030,491
20,000		Shinmaywa Industries Ltd.	119,342
496,000	L	Shinwa Kaiun Kaisha Ltd.	1,420,606
73,200	L	Skylark Co., Ltd.	1,330,471
54,000		SMBC Friend Securities Co., Ltd.	488,495
46,000	L	Sodick Co., Ltd.	705,330
229		Starbucks Coffee Japan Ltd.	111,927
13,400		STB Leasing Co., Ltd.	269,003
395,000		Sumikin Bussan Corp.	1,777,159
49,500		Sumisho Lease Co., Ltd.	2,831,565

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		Japan (continued)
1,700		Sumitomo Real Estate Sales Co., Ltd.	$111,857
37,000		Sumitomo Warehouse Co., Ltd.	286,434
33,200	L	Tachi-S Co., Ltd.	380,184
109,000		Taihei Kogyo Co., Ltd.	374,229
75,000		Takagi Securities Co., Ltd.	522,950
154		Take And Give Needs Co., Ltd.	233,146
48,000		Takisawa Machine Tool Co., Ltd.	192,610
35,400	L	Tamron Co., Ltd.	655,376
87,000		TBK Co., Ltd.	602,903
96,000		Toa Corp.	175,978
130,000		Toagosei Co., Ltd.	551,392
14,300		Tocalo Co., Ltd.	528,746
8,800		Tokai Rika Co., Ltd.	234,887
155,000		Tokai Tokyo Securities Co., Ltd.	1,073,262
2,100		Token Corp.	136,217
41,700		Tokyo Leasing Co., Ltd.	674,703
199,200	L	Tokyo Steel Manufacturing Co., Ltd.	4,203,072
65,000	L	Tokyo Tekko Co., Ltd.	712,089
2,700		Tokyu Community Corp.	83,170
1,700		Tokyu Livable, Inc.	104,515
3,000		Tomen Electronics Corp.	74,058
47,000		Tomoe Corp.	235,871
409,000		Tonichi Carlife Group, Inc.	1,694,797
26,000		Toshiba Ceramics Co., Ltd.	102,145
462,500	@,L	Towa Real Estate Development Co., Ltd.	3,700,691
23,000		Toyo Securities Co., Ltd.	168,653
90,000	L	Toyo Suisan Kaisha Ltd.	1,368,441
161		Traders Securities Co., Ltd.	188,305
28,400	L	Trans Cosmos, Inc.	798,663
18,000		Trusco Nakayama Corp.	418,184
25,000		Tsugami Corp.	202,819
173		TV Asahi Corp.	451,116
46,300	L	UFJ Central Leasing Co., Ltd.	2,849,927
26,800		United Arrows Ltd.	682,723
8,600		Valor Co., Ltd.	174,547
57		Wowow, Inc.	139,789
11,000		Yamanashi Chuo Bank Ltd.	84,825
205,600		Yamato Kogyo Co., Ltd.	4,428,231
162,000		Yamazen Corp.	1,207,865
20,000		Yokogawa Bridge Corp.	136,913
31,000		Yokohama Rubber Co., Ltd.	161,869
25,500		Yonekyu Corp.	298,162
613,000	@,L	Yuasa Trading Co., Ltd.	1,433,093
39,000		Yusen Air & Sea Service Co., Ltd.	1,048,592
			179,314,503
		Liechtenstein: 0.1%
1,170		Verwalt & Privat-Bank AG	269,360
			269,360
		Luxembourg: 0.0%
1,178		Orco Property Group	150,851
			150,851
		Malaysia: 0.2%
298,900	@	Digi.Com BHD	923,625
698,600		Lion Industries Corp. BHD	182,965
			1,106,590
		Netherlands: 4.9%
64,310		Aalberts Industries NV	$5,230,956
6,864		Arcadis NV	325,235
18,426		Boskalis Westminster	1,434,438
13,837	@,L	Crucell NV	376,947
15,771		CSM	478,486
7,119	@	Endemol NV	124,160
1,400	@	Exact Holding NV	49,746
22,855		Fugro NV	956,781
1,969		Hunter Douglas NV	139,142
6,667		Imtech NV	366,312
38,120		Koninklijke BAM Groep NV	4,085,504
2,584		Macintosh Retail Group NV	269,964
37,931		Nutreco Holding NV	2,243,517
33,400		OCE NV	555,169
1,137		OPG Groep NV	107,560
77,986		Stork NV	4,620,411
22,400		United Services Group NV	1,925,890
19,786		Univar NV	1,099,094
			24,389,312
		Norway: 0.8%
159,000		Acta Holding ASA	713,209
43,000	@	Cermaq ASA	629,947
10,600		Leroy Seafood Group ASA	211,216
1,575,000	@	PAN Fish ASA	1,596,034
65,000	@	Tomra Systems ASA	642,560
			3,792,966
		Portugal: 0.0%
10,300	@	Impresa SGPS	65,844
			65,844
		Singapore: 1.9%
1,882,000	@,L	Chartered Semiconductor Manufacturing Ltd.	2,137,626
105,000		ComfortDelgro Corp., Ltd.	107,055
1,248,000	L	Hi-P International Ltd.	932,048
114,000		Jurong Technologies Industrial Corp., Ltd.	116,138
407,000		Labroy Marine Ltd.	385,996
196,000		MFS Technology Ltd.	154,099
180,000		MMI Holding Ltd.	77,424
20,000		MobileOne Ltd.	27,191
47,000		Neptune Orient Lines Ltd.	67,751
291,000		Singapore Exchange Ltd.	792,014
257,000	L	Singapore Petroleum Co., Ltd.	936,212
1,798,000	@	STATS ChipPAC Ltd.	1,553,269
3,008,000	@	United Test and Assembly Center Ltd.	1,957,205
			9,244,028
		South Korea: 1.7%
497,740	@,L	Curitel Communications, Inc.	813,429
27,450	@	Dongbu Insurance Co., Ltd.	686,666
143,450	L	Dongyang Mechatronics Corp.	634,948
18,900		Halla Engineering & Construction Corp.	626,202
17,450		Hanshin Construction Ltd.	342,516
26,960		Korean Petrochemical Industrial Co.	728,880
10,256		Kyeryong Construction Industrial Co., Ltd.	482,257
44,384		People & Telecommunication	458,597
219,842		S&T Dynamics Co., Ltd.	1,698,808

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares			Value
		South Korea (continued)
28,830		SeAH Steel Corp.	$920,541
35,771		SFA Engineering Corp.	1,191,124
			8,583,968
		Spain: 0.5%
4,336		Abengoa SA	134,922
10,365	@	Amper SA	125,293
39,361	@	Avanzit SA	137,761
964		Cementos Portland Valderrivas SA	110,487
42,330	@,L	La Seda de Barcelona SA	131,685
14,284		Obrascon Huarte Lain SA	324,027
25,354		Sol Melia SA	395,908
93,229		Tubacex SA	621,146
88,700		Uralita SA	492,700
			2,473,929
		Sweden: 1.0%
24,000		D Carnegie AB	531,900
13,400		Intrum Justitia AB	126,057
33,000		JM AB	2,116,186
90,800	@	Lindex AB	1,339,731
6,000		Nobia AB	188,686
20,000		Trelleborg AB	443,999
			4,746,559
		Switzerland: 2.8%
9,527	@	Actelion NV	1,072,311
1,339		AFG Arbonia-Forster Holding	465,222
71,427	L	Baloise Holding Ltd.	5,436,806
1,295	@	Barry Callebaut AG	484,707
4,540		Bucher Industries AG	441,436
9,597	@	Charles Voegele Holding AG	810,734
80,748	L	Converium Holding AG	1,026,656
2,569		Geberit AG	2,989,720
1,271	@	Georg Fischer AG	616,211
390		Helvetia Patria Holding	105,023
80		Hiestand Holding AG	81,367
3,437		Phonak Holding AG	212,517
258		Rieter Holding AG	112,800
			13,855,510
		Taiwan: 0.6%
17,000		AV Tech Co.	97,604
441,000		Chunghwa Picture Tubes Ltd.	131,529
1,697,440		Micro-Star International Co., Ltd.	951,420
310,000		ProMOS Technologies, Inc.	119,862
289,000		Quanta Storage, Inc.	535,125
50,000		Syntech Information Co., Ltd.	116,266
29,000		Tung Ho Steel Enterprise Corp.	26,000
656,000		U-Ming Marine Transport Corp.	748,058
277,000		Vanguard International Semiconductor Corp.	207,318
			2,933,182
		Turkey: 2.6%
55,760		Aksa Akrilik Kimya Sanayii	478,047
181,497	@	Ayen Enerji	372,135
125,983	@	Beko Elektronik	254,229
213,824		Bolu Cimento Sanayii	495,116
276,305		Bossa Ticaret Sanayi Isletme	254,645
310,212		Doktas Dokumculuk Ticaret	640,659
28,916	@	Goodyear Lastikleri TAS	368,656
746,616		Ihlas Holding	488,763
75,798		Mardin Cimento Sanayii	548,182
264,065	@	Park Elektrik Madencilik Sanayi Ve Ticaret AS	$1,707,430
443,805	@	Petrol Ofisi	2,844,479
172,470	@	TAT Konserve	292,397
180,073	@	Turcas Petrolculuk AS	789,569
61,364		Turk Ekonomi Bankasi AS	1,140,971
60,145	@	Turk Hava Yollari	331,159
274,917		Turk Sise Ve Cam Fabrikalari	1,219,540
126,602	@	Vestel Elektronik Sanayi	458,295
			12,684,272
		United Kingdom: 10.0%
121,316		Admiral Group PLC	1,462,654
170,706		Aegis Group PLC	423,537
181,267		Aggreko PLC	1,016,935
423,388		Amlin PLC	2,182,169
404,565		Ashtead Group PLC	1,729,784
56,340	@	Autonomy Corp. PLC	457,266
58,552		AWG PLC	1,227,686
95,312		Bodycote International	482,710
301,647		Brit Insurance Holdings PLC	523,975
86,491	@	Britvic PLC	345,863
134,059		Burren Energy PLC	2,428,767
50,497	@	Charter PLC	732,118
67,655		Cookson Group PLC	650,198
240,134		Countrywide PLC	2,315,081
21,962		Cranswick PLC	243,507
8,477	@	CSR PLC	186,545
41,100		Dairy Crest Group PLC	352,961
93,479	@	Dana Petroleum PLC	1,879,926
13,451		De La Rue PLC	133,476
88,334		De Vere Group PLC	1,307,964
216,363		First Choice Holidays PLC	878,411
18,971	@	Gyrus Group PLC	131,822
40,727		Hiscox PLC	170,279
39,907		Inchcape PLC	1,969,639
9,907		Intermediate Capital Group PLC	244,648
43,900		Intertek Group PLC	657,357
77,979		London Stock Exchange PLC	1,753,305
176,367		Mcbride PLC	535,661
442,702		Michael Page International PLC	3,079,855
63,663	@	MyTravel Group PLC	260,351
37,260		National Express Group PLC	603,294
56,010	@	NETeller PLC	795,504
22,041		Northgate PLC	441,438
110,623		Paragon Group of Companies LLC	1,425,265
686,950		Pendragon PLC	7,534,988
12,527		Rotork PLC	175,880
212,974		SIG PLC	3,502,846
385,935		Sportingbet PLC	2,967,322
45,317		St James’s Place Capital PLC	298,412
48,586		Stanley Leisure PLC	626,827
57,039		TT electronics PLC	187,655
26,075		Ultra Electronics Holdings	517,316
16,553		Wetherspoon (J.D.) PLC	117,141
39,072	@	Wolfson Microelectronics PLC	333,768
			49,292,106
		Venezuela: 0.1%
21,600		Cia Anonima Nacional Telefonos de Venezuela ADR	439,992
			439,992
		Total Common Stock (Cost $369,398,139)	475,575,529

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Value
PREFERRED STOCK: 0.6%
		Germany: 0.2%
5,268		Hugo Boss AG		$248,909
17,071		ProSieben SAT.1 Media AG		471,357
				720,266
		Italy: 0.4%
85,868		Instituto Finanziario Industriale S.p.A.		2,028,390
				2,028,390
		Total Preferred Stock (Cost $2,222,719)		2,748,656
RIGHT: 0.0%
		Germany: 0.0%
25,025	@	EM.TV AG		63
				63
		Spain: 0.0%
39,361	@	Avanzit SA		11,899
				11,899
		Sweden: 0.0%
33,000	@	JM AB SEK4 Rights		45,276
				45,276
		Turkey: 0.0%
746,616	@	Ihlas Holding		5,652
				5,652
		Total Right (Cost $ —)		62,890
		Total Long-Term Investments (Cost $371,620,858)		478,387,075

Principal Amount				Value
SHORT TERM INVESTMENTS: 21.5%
		U.S. Government Agency Obligations: 2.2%
$10,924,000		Federal Home Loan Bank,
		4.400%, due 05/01/06		10,922,665
		Total U.S. Government Agency Obligations (Cost $10,922,665)		10,922,665
		Securities Lending Collateral: 19.3%
95,176,761		The Bank of New York Institutional		95,176,761
		Cash Reserves Fund
		Total Securities Lending Collateral (Cost $95,176,761)		95,176,761
		Total Short-Term Investments (Cost $106,099,426)		106,099,426
		Total Investments In Securities (Cost $477,720,284)*	118.3%	$584,486,501
		Other Assets and Liabilities-Net	(18.3)	(90,435,027)
		Net Assets	100.0%	$494,051,474

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $478,225,047
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$117,130,365
	Gross Unrealized Depreciation	(10,868,911)
	Net Unrealized Appreciation	$106,261,454

Industry	Percentage of Net Assets
Advertising	0.2%
Aerospace/Defense	0.4
Airlines	0.1
Apparel	0.6
Auto Manufacturers	1.3
Auto Parts & Equipment	3.0
Banks	2.5
Beverages	0.8
Biotechnology	0.1
Building Materials	1.9
Chemicals	1.0
Commercial Services	2.3
Computers	1.2
Distribution/Wholesale	3.1
Diversified Financial Services	7.8
Electric	0.4
Electrical Components & Equipment	1.2
Electronics	1.5
Energy - Alternate Sources	0.8
Engineering & Construction	3.9
Entertainment	1.0
Environmental Control	0.2
Federal Home Loan Bank	2.2
Food	2.4
Forest Products & Paper	0.5
Hand/Machine Tools	0.6
Healthcare - Products	0.1
Healthcare - Services	0.1
Holding Companies - Diversified	0.7
Home Builders	1.6
Home Furnishings	1.1
Household Products/Wares	0.3
Housewares	0.3
Insurance	3.7
Internet	1.2
Iron/Steel	7.8
Leisure Time	0.6
Lodging	0.3
Machinery - Construction & Mining	0.1
Machinery - Diversified	3.9
Media	0.6
Metal Fabricate/Hardware	1.3
Mining	3.4

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL SMALLCAP FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Miscellaneous Manufacturing	3.4%
Office/Business Equipment	1.8
Oil & Gas	4.5
Oil & Gas Services	0.7
Pharmaceuticals	1.4
Real Estate	3.0
Retail	6.0
Semiconductors	3.0
Software	0.8
Storage/Warehousing	0.1
Telecommunications	1.4
Textiles	0.1
Transportation	4.5
Water	0.2
Securities Lending Collateral	19.3
Other Assets and Liabilities	(18.3)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 98.9%
		Bermuda: 1.3%
2,321,991	L	Tyco International Ltd.	$61,184,463
			61,184,463
		Brazil: 4.4%
7,745,531		Centrais Eletricas Brasileiras SA ADR	109,405,625
3,741,386	L	Contax Participacoes SA ADR	4,347,491
2,532,786	L	Tele Norte Leste Participacoes SA ADR	46,046,049
1,208,600		Telecomunicacoes Brasileiras SA ADR	44,536,910
111,928	L	Tim Participacoes SA ADR	4,303,632
776,726	@,L	Vivo Participacoes SA ADR	3,207,878
			211,847,585
		Canada: 1.7%
12,138,000	@	Bombardier, Inc.	46,578,377
13,614,900	@,L	Nortel Networks Corp.	36,215,634
			82,794,011
		France: 8.4%
7,228,100	@,L	Alcatel SA	104,065,343
1,054,190	@	Carrefour SA	60,987,826
1,641,747	@	Electricite de France	95,742,591
3,936,200		France Telecom SA	91,569,382
561,050		Sanofi-Synthelabo SA	52,823,468
			405,188,610
		Germany: 11.0%
2,268,600		DaimlerChrysler AG	124,700,773
8,485,800	@	Deutsche Telekom AG	153,353,189
411,200		Hypo Real Estate Holding	28,700,553
2,158,500	@	Infineon Technologies AG	26,265,826
326,500		Muenchener Rueckversicherungs AG	46,098,395
359,298	L	Schering AG	38,500,509
1,400,117	@	Volkswagen AG	108,423,206
			526,042,451
		Hong Kong: 0.6%
1,624,636		Jardine Matheson Holdings Ltd.	29,450,089
			29,450,089
		Italy: 5.0%
10,705,782		Banca Intesa S.p.A.	63,333,035
10,329,085		Telecom Italia S.p.A.	28,890,865
23,951,100		Telecom Italia S.p.A. - RNC	59,807,107
11,513,600		UniCredito Italiano S.p.A.	86,922,009
			238,953,016
		Japan: 17.7%
4,268,436		Daiichi Sankyo Co., Ltd.	109,455,669
960,000		Fuji Photo Film Co., Ltd.	32,525,597
12,859,700		Hitachi Ltd.	95,248,948
26,140		Japan Tobacco, Inc.	104,550,301
4,545		Millea Holdings, Inc.	90,523,108
6,203		Mitsubishi Tokyo Financial Group, Inc.	96,694,223
4,932,000		Mitsui Sumitomo Insurance Co., Ltd.	66,154,113
13,125		Nippon Telegraph & Telephone Corp.	58,678,714
1,174,000		Ono Pharmaceutical Co., Ltd.	$58,140,452
921,800		Sony Corp.	44,940,730
509,000		TDK Corp.	42,419,584
1,153,800		Yamanouchi Pharmaceutical Co., Ltd.	47,965,658
			847,297,097
		Mexico: 1.3%
2,942,320	L	Telefonos de Mexico SA de CV ADR	64,701,617
			64,701,617
		Netherlands: 8.6%
3,916,088		Aegon NV	70,862,674
1,737,200		Akzo Nobel NV	99,939,252
11,760,841	@	Koninklijke Ahold NV	96,422,834
1,188,700		Unilever NV	85,708,799
2,365,432		Wolters Kluwer NV	61,477,769
			414,411,328
		New Zealand: 1.0%
13,335,944		Telecom Corp. of New Zealand Ltd.	48,465,580
			48,465,580
		Portugal: 1.8%
6,709,676		Portugal Telecom SGPS SA	85,051,297
			85,051,297
		Singapore: 3.4%
3,652,191		DBS Group Holdings Ltd.	41,092,799
6,060,800	#	DBS Group Holdings Ltd. ADR	68,210,668
12,232,800		Oversea-Chinese Banking Corp.	52,662,196
			161,965,663
		South Korea: 4.9%
1,463,610		Korea Electric Power Corp.	65,010,314
2,745,880	L	Korea Electric Power Corp. ADR	62,606,064
183,200		KT Corp.	8,241,793
2,192,310		KT Corp. ADR	51,015,054
202,885		SK Telecom Co., Ltd.	47,865,548
			234,738,773
		Spain: 3.4%
3,107,600		Banco Santander Central Hispano SA	47,896,559
7,078,302		Telefonica SA	113,162,101
			161,058,660
		Switzerland: 5.5%
511,900		Nestle SA	155,622,888
91,700		Swisscom AG	30,505,226
328,715	@	Zurich Financial Services AG	79,759,007
			265,887,121
		Taiwan: 1.5%
100,205,000		United Microelectronics Corp.	69,739,640
			69,739,640
		United Kingdom: 16.9%
2,964,800		British Sky Broadcasting PLC	28,191,394
12,269,781		BT Group PLC	48,995,848
11,619,100		Compass Group PLC	50,185,905
27,091,350		Corus Group PLC	41,410,503

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Shares				Value
		United Kingdom (continued)
3,066,000		GlaxoSmithKline PLC		$87,829,700
78,261,262	@	Invensys PLC		33,784,746
33,530,226		ITV PLC		70,024,815
8,159,200		J Sainsbury PLC		49,474,997
11,046,451		Marks & Spencer Group PLC		117,317,891
32,163,031		Morrison WM Supermarkets		109,019,066
34,690,097		Royal & Sun Alliance Insurance Group		86,775,844
8,253,700		Unilever PLC		86,885,982
				809,896,691
		Venezuela: 0.5%
1,216,822		Cia Anonima Nacional Telefonos de Venezuela ADR		24,786,664
				24,786,664
		Total Common Stock (Cost $3,551,158,586)		4,743,460,356

Principal Amount				Value
SHORT-TERM INVESTMENTS: 3.1%
		U.S Government Agency Obligation: 1.2%
$58,593,000		Federal Home Loan Bank,
		4.400%, due 05/01/2006		58,585,838
		Total U.S. Government Agency Obligation (Cost $58,585,838)		58,585,838
		Securities Lending Collateralcc: 1.9%
		The Bank of New York Institutional Cash Reserve Fund		91,188,226
		Total Securities Lending Collateral (Cost $91,188,226)		91,188,226
		Total Short-Term Investments (Cost $149,774,064)		149,774,064
		Total Investments In Securities (Cost $3,700,932,650)*	102.0%	$4,893,234,420
		Other Assets and Liabilities-Net	(2.0)	(94,448,503)
		Net Assets	100.0%	$4,798,785,917

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is the same as for financial reporting purposes.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$1,335,499,218
	Gross Unrealized Depreciation	(143,197,448)
	Net Unrealized Appreciation	$1,192,301,770

Industry	Percentage of Net Assets
Agriculture	2.2%
Auto Manufacturers	4.9
Banks	10.1
Chemicals	2.1
Computers	0.9
Electric	6.9
Electrical Components & Equipment	2.0
Federal Home Loan Bank	1.2
Food	13.4
Food Service	1.1
Holding Companies - Diversified	0.6
Home Furnishings	0.9
Insurance	9.2
Iron/Steel	0.9
Media	3.3
Miscellaneous Manufacturing	3.6
Pharmaceuticals	8.2
Retail	2.5
Semiconductors	2.0
Telecommunications	24.1
Securities Lending Collateral	1.9
Other Assets and Liabilities-Net	(2.0)
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares				Value
COMMON STOCK: 94.8%
		Australia: 2.1%
140,456		Alumina Ltd.		$769,010
				769,010
		Belgium: 3.0%
34,150		Belgacom SA		1,115,590
				1,115,590
		Canada: 9.8%
52,344		Barrick Gold Corp.		1,595,445
40,100	@	Ivanhoe Mines Ltd./CA		390,975
13,900		Magna International, Inc.		1,090,455
6,080		Suncor Energy, Inc.		521,299
				3,598,174
		Cayman Islands: 1.0%
17,000	@	Apex Silver Mines Ltd.		362,100
				362,100
		Finland: 2.8%
66,600		Stora Enso OYJ		1,040,409
				1,040,409
		France: 4.0%
430		Areva		324,989
18,130		Thales SA		777,665
1,300		Total SA		358,205
				1,460,859
		Germany: 2.7%
61,480	@	Premiere AG		1,004,077
				1,004,077
		Italy: 9.8%
120,300		Enel S.p.A.		1,039,271
37,480		ENI-Ente Nazionale Idrocarburi S.p.A.		1,145,176
575,540		Telecom Italia S.p.A.		1,437,152
				3,621,599
		Japan: 22.7%
60		Central Japan Railway Co.		615,523
17,000		Dai Nippon Printing Co., Ltd.		303,659
47,990		Daiichi Sankyo Co., Ltd.		1,230,609
33,800		Fuji Photo Film Co., Ltd.		1,145,172
47,000		Kirin Brewery Co., Ltd.		693,786
4,400	@	NEC Electronics Corp.		161,616
4,300		Nintendo Co., Ltd.		637,408
33,730		Nippon Telegraph & Telephone Corp. ADR		758,588
42,000		Sekisui House Ltd.		648,740
29,000		Shiseido Co., Ltd.		560,174
19,300		Takefuji Corp.		1,248,131
29,000		Wacoal Corp.		390,794
				8,394,200
		Netherlands: 4.2%
12,186		Aegon NV		220,509
14,732		Royal Dutch Shell PLC ADR		1,052,012
7,750		TPG NV		278,493
				1,551,014
		Papua New Guinea: 1.1%
164,400	@	Lihir Gold Ltd.		$409,825
				409,825
		Portugal: 1.0%
89,540		Electricidade de Portugal SA		352,006
				352,006
		South Africa: 3.3%
16,920		Anglogold Ashanti Ltd. ADR		925,186
1,600		Impala Platinum Holdings Ltd.		301,693
				1,226,879
		South Korea: 8.6%
27,950		Korea Electric Power Corp. ADR		637,260
61,540		KT Corp. ADR		1,432,036
19,500		Samsung SDI Co., Ltd.		1,099,144
				3,168,440
		Switzerland: 0.9%
9,570		Xstrata PLC		343,628
				343,628
		Taiwan: 4.2%
75,760		Chunghwa Telecom Co., Ltd. ADR		1,560,656
				1,560,656
		United Kingdom: 13.6%
13,600		Anglo American PLC		579,830
2,200		Anglo American PLC ADR		47,410
167,810		J Sainsbury PLC		1,017,551
13,640		Lonmin PLC		675,500
190,630		Misys PLC		719,860
145,770		Northern Foods PLC		238,317
54,000		Tomkins PLC		332,061
51,500		United Utilities PLC		628,447
336,900		Vodafone Group PLC		794,250
				5,033,226
		Total Common Stock (Cost $31,937,341)		35,011,692
		Total Investments In Securities (Cost $31,937,341)*	94.8%	$35,011,692
		Other Assets and Liabilities-Net	5.2	1,938,834
		Net Assets	100.0%	$36,950,526

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
*	Cost for federal income tax purposes is $31,948,892
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$3,432,913
	Gross Unrealized Depreciation	(370,113)
	Net Unrealized Appreciation	$3,062,800

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INTERNATIONAL VALUE CHOICE FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Aerospace/Defense	2.1%
Apparel	1.1
Auto Parts & Equipment	3.0
Beverages	1.9
Commercial Services	0.8
Cosmetics/Personal Care	1.5
Diversified Financial Services	3.4
Electric	5.5
Electronics	3.0
Energy - Alternate Sources	0.9
Food	3.4
Forest Products & Paper	2.8
Holding Companies - Diversified	0.9
Home Builders	1.8
Insurance	0.6
Media	2.7
Mining	17.3
Miscellaneous Manufacturing	3.1
Oil & Gas	8.3
Pharmaceuticals	3.3
Semiconductors	0.4
Software	2.0
Telecommunications	19.2
Toys/Games/Hobbies	1.7
Transportation	2.4
Water	1.7
Other Assets and Liabilities, Net	5.2
Total Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PRECIOUS METALS FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares				Value
COMMON STOCK: 98.4%
		Australia: 4.2%
92,241		Aquarius Platinum Ltd.		$1,352,803
31,100		BHP Billiton Ltd. ADR		1,416,916
95,000		Kingsgate Consolidated Ltd.		422,013
4,406,100	@	Pan Australian Resources Ltd.		1,177,032
442,500	@	Sino Gold Ltd.		1,760,091
				6,128,855
		Canada: 69.2%
207,700		Agnico-Eagle Mines Ltd.		7,655,822
154,100	@	Alamos Gold, Inc.		1,450,854
135,400	@	Banro Corp.		1,601,072
56,700		Barrick Gold Corp.		1,728,216
918,046	@	Bema Gold Corp.		5,191,576
386,600	@	Cambior, Inc.		1,545,641
34,800		Cameco Corp.		1,412,746
95,400	@,#	Centerra Gold, Inc.		4,018,455
300,000	@	Diamonds North Resources Ltd.		259,694
1,098,250	@	Eldorado Gold Corp.		5,723,779
650,000	@	European Goldfields Ltd.		2,511,713
126,800	@	Gammon Lake Resources, Inc.		1,948,593
195,300	@	Glamis Gold Ltd.		7,665,525
203,225		GoldCorp, Inc.		7,132,798
610,500	@	High River Gold Mines Ltd.		1,552,742
419,455		Iamgold Corp.		4,002,945
220,000	@	Ivanhoe Mines Ltd.		2,145,000
552,700	@	Kinross Gold Corp.		6,770,575
52,200	@	Major Drilling Group International		1,187,899
137,800	@	Meridian Gold, Inc.		4,475,072
91,400	@	Minefinders Corp.		840,141
227,300	@	North Atlantic Resources Ltd.		851,957
98,440	@	Novagold Resources, Inc.		1,575,040
608,400	@	Orezone Resources, Inc.		1,270,498
152,800	@	PAN American Silver Corp.		3,789,440
4,075,300	@	Queenstake Resources Ltd.		1,709,331
1,487,400	@	RIO Narcea Gold Mines Ltd.		3,092,804
1,098,400	@	Shore Gold, Inc.		6,273,491
162,312	@	Silver Wheaton Corp.		1,819,320
109,000	@	Silvercorp Metals, Inc.		1,875,436
110,779	@	Viceroy Exploration Ltd.		884,809
628,952	@	Yamana Gold, Inc.		6,920,689
				100,883,673
		Cayman Islands: 0.4%
25,000	@	Apex Silver Mines Ltd.		532,500
				532,500
		Papua New Guinea: 4.0%
2,339,100	@	Lihir Gold Ltd.		5,831,031
				5,831,031
		Peru: 1.0%
49,200		Cia de Minas Buenaventura SA ADR		1,434,564
				1,434,564
		South Africa: 5.0%
24,200		Anglogold Ashanti Ltd. ADR		1,323,256
182,600		Gold Fields Ltd. ADR		4,620,004
82,000	@	Harmony Gold Mining Co., Ltd. ADR		1,377,600
				7,320,860
		United Kingdom: 5.6%
310,430	@	Highland Gold Mining Ltd.		$1,626,673
242,800	@	Randgold Resources Ltd. ADR		5,909,752
2,900		Rio Tinto PLC ADR		645,830
				8,182,255
		United States: 9.0%
35,400		Alcoa, Inc.		1,195,812
16,400		Cleveland-Cliffs, Inc.		1,403,676
239,900	@	Coeur d’Alene Mines Corp.		1,674,502
72,300		Freeport-McMoRan Copper & Gold, Inc.		4,669,134
239,000	@	Hecla Mining Co.		1,546,330
213,700	@	Metallica Resources, Inc.		741,862
22,200		Phelps Dodge Corp.		1,913,418
				13,144,734
		Total Common Stock (Cost $90,283,141)		143,458,472

Principal Amount				Value

SHORT-TERM INVESTMENT: 5.7%
		Repurchase Agreement: 5.7%
$8,365,000	S	Morgan Stanley Repurchase Agreement dated 04/28/06, 4.750%, due 05/01/06
		$8,368,311 to be received upon repurchase (Collateralized by $8,715,000 Federal Home Loan Mortgage Corporation, 0.000%, Market Value plus accrued interest $8,658,643 due 11/09/09)		8,365,000
		Total Short-Term Investments (Cost $8,365,000)		8,365,000
		Total Investments In Securities (Cost $98,648,141)*	104.1%	$151,823,472
		Other Assets and Liabilities-Net	(4.1)	(5,991,659)
		Net Assets	100.0%	$145,831,813

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward exchange currency contracts.
*	Cost for federal income tax purposes is $99,544,834
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$53,004,502
	Gross Unrealized Depreciation	(725,864)
	Net Unrealized Appreciation	$52,278,638

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PRECIOUS METALS FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Industry	Percentage of Net Assets
Diamonds/Precious Stones	4.5%
Diversified Minerals	2.4
Gold Mining	69.8
Metal - Aluminum	0.8
Metal - Copper	1.3
Metal - Diversified	6.2
Metal - Iron	1.0
Mining Services	0.8
Non-Ferrous Metals	1.0
Platinum	0.9
Precious Metals	4.2
Silver Mining	5.5
Repurchase Agreement	5.7
Other Assets and Liabilities, Net	(4.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
COMMON STOCK: 92.5%
		Banks: 13.3%
93,000	L	OTP Bank Rt GDR	$7,203,734
4,600,000	@	Promstroibank St Petersburg	5,704,000
90,000	@	Raiffeisen International Bank Holding AG	7,832,633
43,000		Sberbank RF	76,540,000
			97,280,367
		Beverages: 1.9%
123,200	@	Efes Breweries International NV GDR	4,681,600
56,800	@,#	Efes Breweries International NV GDR - Series 144A	2,158,400
350,000	@	SABMiller PLC	7,360,573
			14,200,573
		Cosmetics/Personal Care: 1.0%
170,000		Kalina	7,536,000
			7,536,000
		Electric: 4.8%
2,842,200	@,I	Konakovskaya Gres	2,785,356
42,000,000		Unified Energy System	32,004,000
			34,789,356
		Internet: 1.0%
777,764	@	RBC Information Systems	7,233,205
			7,233,205
		Investment Companies: 3.9%
240,219	I	Novy Neft Ltd.	11,579,757
142,452	I	Novy Neft II Ltd.	9,839,872
3,500,000		RenShares Utilities Ltd.	6,755,000
			28,174,629
		Iron/Steel: 3.0%
400,000		Cherepovets MK Severstal	5,272,000
370,000	L	Mechel Steel Group OAO ADR	10,027,000
3,200,000		Novolipetsk Ferrous Metal FA	6,800,000
			22,099,000
		Metal Fabricate/Hardware: 1.0%
32,000	@	Verkhnaya Salda Metallurgical Production Association	7,686,400
			7,686,400
		Mining: 5.8%
217,900	@	Celtic Resources Holdings PLC	1,287,214
260,000		MMC Norilsk Nickel ADR	34,320,000
430,000	@	Polyus Gold ADR	6,880,000
			42,487,214
		Oil & Gas: 43.6%
1,270,000		Lukoil ADR	115,062,000
300,000		NovaTek OAO GDR	12,750,000
7,500,000		OAO Gazprom	84,975,000
3,276,056	@	OJSC TNK - BP Holding	11,122,210
1,700,000		Sibneft	8,330,000
110,000	L	Surgutneftegaz Preferred ADR	14,300,000
520,000		Surgutneftegaz ADR	45,240,000
226,000	L	Tatneft ADR	26,961,800
			318,741,010
		Pharmaceuticals: 1.0%
35,000		Gedeon Richter Rt GDR	$7,530,789
			7,530,789
		Pipelines: 2.5%
8,500		Transneft	18,020,000
			18,020,000
		Telecommunications: 9.7%
440,000	@	AFK Sistema GDR	10,560,000
7,342,400		Central Telecommunication Co.	4,460,508
375,000		Mobile Telesystems ADR	12,247,500
127,900		Moscow City Telephone	2,494,050
1,200,000		Rostelecom	4,224,000
100,000,000		Sibirtelecom	8,750,000
100,000,000		Uralsvyazinform	4,190,000
300,000	@,L	Vimpel-Communications ADR	13,965,000
528,730		VolgaTelecom	1,914,002
1,900,000		VolgaTelecom Class Preferred	7,923,000
			70,728,060
		Total Common Stock (Cost $386,902,494)	676,506,603

PREFERRED STOCK: 1.0%
		Machinery - Diversified: 0.7%
40,000,000		Silovye Mashiny	4,760,000
			4,760,000
		Telecommunications: 0.3%
67,344,114		Uralsvyazinform	2,296,434
			2,296,434
		Total Preferred Stock (Cost $3,052,206)	7,056,434

WARRANTS: 1.1%
		Equity Fund: 1.1%
390	#	Baskets - Russian Small Cap Stocks	8,136,765
			8,136,765
		Total Warrants (Cost $4,179,000)	8,136,765
		Total Long-Term Investments (Cost $394,133,700)	691,699,802

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING RUSSIA FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 8.9%
	Securities Lending CollateralCC: 8.9%
$65,421,771	The Bank of New York Insitutional
	Cash Reserves Fund		$65,421,771
	Total Short-Term Investments (Cost $65,421,771)		65,421,771
	Total Investments In Securities (Cost $459,555,471)*	103.5%	$757,121,573
	Other Assets and Liabilities-Net	(3.5)	(25,698,466)
	Net Assets	100.0%	$731,423,107

Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at April 30, 2006.
*	Cost for federal income tax purposes is $460,148,025
Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$297,733,687
	Gross Unrealized Depreciation	(760,139)
	Net Unrealized Appreciation	$296,973,548

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 15.0%
		Indonesia: 0.9%
$100,000	#,C	Excelcomindo Finance Co. BV, 7.125%, due 01/18/13	$99,750
			99,750
		Mexico: 2.7%
250,000		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	290,125
			290,125
		Philippines: 4.7%
450,000		National Power Corp., 9.625%, due 05/15/28	505,627
			505,627
		Russia: 4.4%
400,000		Morgan Stanley Bank AG for OAO Gazprom, 9.625%, due 03/01/13	474,000
			474,000
		United States: 2.3%
252,290	#,I	Citigroup Funding, Inc., 0.000%, due 08/17/10	253,895
			253,895
		Total Corporate Bonds/Notes (Cost $1,635,193)	1,623,397

OTHER BONDS: 80.7%
		Argentina: 8.0%
1,050,000	+	Province of Buenos Aires Argentina, 2.000%, due 05/15/35	467,775
200,000		Argentina Government International Bond, 4.889%, due 08/03/12	167,400
60,000		Argentina Government International Bond, 8.000%, due 12/15/35	6,135
217,805		Argentina Government International Bond, 8.280%, due 12/31/33	217,261
			858,571
		Brazil: 12.4%
250,000		Brazil Government Bond, 11.000%, due 01/11/12	307,000
400,000	C	Brazil Government Bond, 11.000%, due 08/17/40	515,500
350,000		Brazil Government Bond, 12.750%, due 01/15/20	518,000
			1,340,500
		Colombia: 2.3%
150,000		Colombia Government Intl. Bond, 10.000%, due 01/23/12	177,900
50,000		Colombia Government Intl. Bond, 11.750%, due 02/25/20	71,375
			249,275
		Costa Rica: 0.6%
$50,000		Costa Rica Government International Bond, 9.995%, due 08/01/20	$61,950
			61,950
		Dominican Republic: 1.8%
100,000	#	Dominican Republic International Bond, 8.625%, due 04/20/27	104,500
85,506		Dominican Republic International Bond, 9.040%, due 01/23/18	94,270
			198,770
		Ecuador: 1.9%
200,000	+,C	Ecuador Government Bond, 9.000%, due 08/15/30	207,500
			207,500
		El Salvador: 1.9%
200,000	#	El Salvador Government International Bond, 7.650%, due 06/15/35	201,000
			201,000
		Indonesia: 2.9%
200,000		Indonesia Government International Bond, 7.250%, due 04/20/15	205,510
100,000		Indonesia Government International Bond, 8.500%, due 10/12/35	110,273
			315,783
		Ivory Coast: 1.0%
400,000		Ivory Coast Government International Bond, 2.000%, due 03/30/18	103,000
			103,000
		Mexico: 2.8%
200,000		Mexico Government International Bond, 11.500%, due 05/15/26	306,000
			306,000
		Nigeria: 1.2%
500,000		Central Bank of Nigeria, 5.092%, due 01/05/10	130,625
			130,625
		Panama: 1.1%
120,000		Panama Government International Bond, 7.125%, due 01/29/26	121,800
			121,800
		Peru: 3.3%
120,000		Peru Government Bond, 7.350%, due 07/21/25	119,280
200,000		Peru Government Bond, 9.875%, due 02/06/15	238,500
			357,780

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING EMERGING MARKETS FIXED INCOME FUND	AS OF APRIL 30, 2006 (UNAUDITED) (CONTINUED)

Principal Amount				Value
		Philippines: 4.5%
$370,000		Philippine Government International Bond, 10.625%, due 03/16/25		$480,075
				480,075
		Russia: 8.1%
400,000	+	Russia Government Bond, 5.000%, due 03/31/30		434,330
250,000		Russia Government International Bond, 12.750%, due 06/24/28		437,407
				871,737
		Turkey: 7.4%
530,000		Turkey Government Bond, 8.000%, due 02/14/34		569,750
200,000		Turkey Government International Bond, 9.000%, due 06/30/11		224,000
				793,750
		Ukraine: 5.9%
460,000		Ukraine Government Bond, 7.650%, due 06/11/13		480,516
150,000		Credit Suisse First Boston International for City of Kiev Ukraine, 8.000%, due 11/06/15		151,935
				632,451
		Uruguay: 2.8%
100,000		Oriental Republic of Uruguay, 7.625%, due 03/21/36		99,000
180,000		Uruguay Government International Bond, 9.250%, due 05/17/17		207,225
				306,225
		Venezuela: 9.8%
400,000		Republic of Venezuela, 8.500%, due 10/08/14		449,000
480,000		Venezuela Government Bond, 9.250%, due 09/15/27		605,040
				1,054,040
		Vietnam: 1.0%
100,000		Socialist Republic of Vietnam, 6.875%, due 01/15/16		103,147
				103,147
		Total Other Bonds (Cost $8,676,440)		8,693,979
		Total Long-Term Investments (Cost $10,311,633)		10,317,376
		Total Investments In Securities (Cost $10,311,633)*	95.7%	$10,317,376
		Other Assets and Liabilities-Net	4.3	460,093
		Net Assets	100.0%	$10,777,469

	Securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
I	Illiquid security
*	Cost for federal income tax purposes is the same as for financial statement purposes.
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$181,130
	Gross Unrealized Depreciation	(175,387)
	Net Unrealized Appreciation	$5,743

Information concerning open futures contracts at April 30, 2006 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain/(Loss)
US 10-year Treasury Note	18	$(1,900,406)	06/21/2006	$35,695
		$(1,900,406)		$35,695

Industry	Percentage of Net Assets
Diversified Financial Services	2.3%
Electric	4.7
Foreign Government Bonds	74.4
Municipal	1.4
Oil & Gas	7.1
Regional (state/province)	4.3
Telecommunications	0.9
Other Assets and Liabilities	4.9
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DIVERSIFIED INTERNATIONAL FUND	AS OF APRIL 30, 2006 (UNAUDITED)

Shares			Value
INVESTMENT COMPANIES: 100.0%
470,968	ING Emerging Countries Fund- Class I		$14,067,797
1,279,444	ING Foreign Fund - Class I		23,720,891
3,723,501	ING Index Plus International Equity Fund - Class I		41,777,680
2,274,122	ING International Capital Appreciation Fund - Class I		24,901,644
371,409	ING International SmallCap Fund - Class I		18,080,201
1,348,618	ING International Value Choice Fund - Class I		16,695,897
			139,244,110
	Total Investments In Securities (Cost $131,497,845)	100.0%	$139,244,110
	Other Assets and Liabilities-Net	0.0	36,295
	Net Assets	100.0%	$139,280,405

*	Cost for federal income tax purposes is $131,501,955
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$7,742,155
	Gross Unrealized Depreciation	—
	Net Unrealized Appreciation	$7,742,155

See Accompanying Notes to Financial Statements

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15 of the Investment Company Act of 1940 mandates that, when a Fund enters into new advisory or sub-advisory arrangements, the Board of Trustees (the “Board”) of ING Mutual Funds (“IMF”), including a majority of the Trustees who have no direct or indirect interest in the Investment Management and Sub-Advisory Agreements governing those arrangements, and who are not “interested persons” of the Funds, as such term is defined under the Investment Company Act of 1940 (the “IMF Non-Interested Trustees”), must approve those Investment Management and Sub-Advisory Agreements. Therefore, in order for a new series of IMF to be launched, the Board must approve an Investment Management Agreement and, if applicable, Sub-Advisory Agreement for that series prior to the commencement of its operations.

At a meeting held on November 10, 2005, the Board considered the approval of new Investment Management Agreements and, in certain cases, Sub-Advisory Agreements, for the following Funds, each of which are series of IMF that recently commenced operations: ING Greater China Fund (“Greater China”); ING Index Plus International Equity Fund (“Index Plus International Equity”); ING International Capital Appreciation Fund (“International Capital Appreciation”); ING Emerging Markets Fixed Income Fund (“Emerging Markets Fixed Income”); and ING Diversified International Fund (“Diversified International”). At a meeting of the Board held on January 19, 2006, the Board approved Investment Management and Sub-Advisory Agreements for ING International Real Estate Fund, also a new Series of IMF (“International Real Estate”).

At the Board’s November 10, 2005 meeting or its January 19, 2006 meeting, as relevant, the Board voted to approve the Investment Management and Sub-Advisory Agreements for each of the Funds listed above for initial terms that end on November 30, 2007. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings with respect to ING Investments, LLC (“ING Investments”), the investment adviser to the Funds listed above, and affiliated Sub-Advisers, as well as information prepared specifically in connection with their deliberations with respect to the approval of the advisory and sub-advisory arrangements for these Funds. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Investment Management Agreements and, as applicable, Sub-Advisory Agreements for each Fund were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is a discussion of certain factors the Board considered at the November 10, 2005 and January 19, 2006 meetings in considering the new advisory and sub-advisory arrangements for the new Funds. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to approve the Investment Managements and Sub-Advisory Agreements for the Funds’ initial terms ending November 30, 2007. Each Trustee may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Funds’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board determined to undertake steps to further enhance the process under which the Board determines whether to approve new advisory and sub-advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the IMF Non-Interested Trustees in working with the personnel employed by ING Investments, the Funds’ investment adviser, or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Trustees when considering advisory and sub-advisory relationships and to establish the format in which the information requested by the Board in this context is provided to the Board. The end result was the implementation of the current process relied upon by the Board to analyze information in connection with its review and approval of new advisory and sub-advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including the International Equity and Fixed Income Funds Investment Review Committee (the “IE & FI IRC”). The type and format of the information provided to the Board or its counsel to inform deliberations with respect to Investment Management and Sub-Advisory Agreements has been codified in the Funds’ 15(c) Methodology Guide (the “Methodology

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with deliberations regarding advisory and sub-advisory relationships. Management provides certain Fund-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of new Investment Management and Sub-Advisory Agreements.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide. The Investment Review Committees, including the IE & FI IRC, also meet regularly with ING Investments.

The Board employed its process for reviewing contracts when considering whether to approve Investment Management and Sub-Advisory Agreements for the new Funds.

Nature, Extent and Quality of Service

In determining whether to approve the Investment Management and Sub-Advisory Agreements for the Funds for their initial terms ending November 30, 2007, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services to be provided to the Funds by ING Investments and the proposed Sub-Advisers. This included information about ING Investments and affiliated Sub-Advisers provided throughout the year at regular Board meetings in the context of their services to other Funds in the ING Funds complex, as well as information furnished for the November 10, 2005 and January 19, 2006 Board meetings.

The materials requested by and provided to the Board and/or its legal counsel prior to the November 10, 2005 and January 19, 2006 Board meetings included the following items: (1) FACT sheets for each Fund that provide information about the proposed expenses of the Fund and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Fund’s proposed objectives and strategies; (2) responses to a detailed series of questions from K&LNG, legal counsel to the IMF Non-Interested Trustees; (3) copies of each form of proposed Investment Management Agreement and Sub-Advisory Agreement; (4) drafts of narrative summaries addressing key factors the Board could consider in determining whether to approve the new Investment Management and Sub-Advisory Agreements; and (5) other information relevant to the Board’s evaluations.

In arriving at its conclusions with respect to the advisory arrangements with ING Investments, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that ING Investments developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Funds in the ING Funds complex.

The Board reviewed the level of staffing, quality and experience of each Fund’s proposed portfolio management team. The Board took into account the respective resources and reputations of ING Investments and the proposed Sub-Advisers to the Funds, and evaluated the ability of ING Investments and the Sub-Advisers to attract and retain qualified investment advisory personnel.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services to be provided by ING Investments and the proposed Sub-Advisers would be appropriate in light of the Funds’ anticipated operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by ING Investments and Sub-Advisers would be appropriate.

Economies of Scale

In considering the reasonableness of the proposed advisory fees, the Board considered whether economies of scale will be realized by ING Investments as a Fund grows larger and the extent to which this is reflected in the level of management fee rates to be charged. In this regard, the Board noted any breakpoints in advisory fee schedules that may result in a lower advisory fee in the future when a Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that any breakpoints would inure to the benefit of ING Investments, except to the extent that these savings are passed through in the form of breakpoints on advisory fees that would result in savings to the Funds.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Fee Rates and Profitability

The Board reviewed and considered each proposed contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to ING Investments. The Board also considered the proposed contractual sub-advisory fee rates payable by ING Investments to each Sub-Adviser for sub-advisory services.

The Board considered the fee structures of the Funds as they relate to the services to be provided under the Agreements, and the potential fall-out benefits to ING Investments and the Funds’ Sub-Advisers, and their respective affiliates, from their association with the Funds. For each Fund, the Board determined that the fees payable to ING Investments and Sub-Advisers are reasonable for the services, which were considered in light of the nature and quality of the services that each is expected to perform through the initial term ending November 30, 2007.

The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with ING Investments. In the case of Hansberger Global Investors, Inc., a non-affiliated Sub-Adviser for International Capital Appreciation, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between ING Investments and an unaffiliated Sub-Adviser with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding ING Investments’ and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and ING Investments’ profitability considered by the Board, after considering the factors described in this section the Board concluded that the profits, if any, to be realized by ING Investments would not be excessive.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 and January 2006 meetings in relation to approving the Investment Management and Sub-Advisory Agreements for the Funds’ initial terms ending November 30, 2007. These specific factors are in addition to those considerations discussed above. Each Fund’s proposed management fee and estimated expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Greater China Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreements for Greater China, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Greater China, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Greater China that discusses, among other things, the investment attributes and risk return characteristics of equities in the greater China region and the performance of ING Investment Management Asia-Pacific (“ING IM Asia-Pacific”) in managing a representative separate account (the “Representative Account”) in a style substantially similar to that in which Greater China would be managed, with such performance being compared against Morningstar China and Pacific/Asia ex-Japan Category averages and the Fund’s proposed primary benchmark; (2) information about the Fund’s investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the performance the Representative Account against that of the Fund’s Selected Peer Group and its Morningstar category median; (4) responses from ING Investments and ING IM Asia-Pacific to questions posed by K&LNG, independent legal counsel, on behalf of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

IMF Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for Greater China; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex.

At the Board meeting at which the Investment Management and Sub-Advisory Agreements were considered, the Board received and evaluated the report of the IE & FI IRC, which had met with the proposed managers to the new Fund. The Board also considered that Greater China would be subject to the standard policies and procedures of IMF previously approved by the Board for other series of IMF and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Fund, ING Investments would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds. In the case of ING IM Asia-Pacific, the Board considered, among other things, a representation from IMF’s Chief Compliance Officer that, in his view, INGIM Asia-Pacific’s written policies and procedures are reasonably designed to prevent violation of the Federal securities laws.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of Greater China took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to Greater China under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to Greater China and taking into account the sub-advisory fees payable by ING Investments to ING IM Asia-Pacific; (5) the fairness of ING Investments’ compensation under an Investment Management Agreement with a breakpoint fee schedule where it is unknown whether or when the asset level necessary to achieve a breakpoint discount would be reached by the Fund; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Greater China, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for Greater China is equal to the median and above the average management fees of the funds in Greater China’s Selected Peer Group, and (b) the estimated expense ratio for Greater China is below the median and the average expense ratios of the funds in Greater China’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to ING IM Asia-Pacific are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November 2005 meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

In reviewing the proposed Sub-Advisory Agreement with ING IM Asia-Pacific, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of ING IM Asia-Pacific as manager to the Representative Account; (2) ING IM Asia-Pacific’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by ING IM Asia-Pacific under the proposed Sub-Advisory Agreement; (4) the prior performance of the Representative Account, compared to Morningstar’s China and Pacific/Asia ex-Japan Category averages, the Morningstar Category median, the Fund’s proposed primary benchmark and the performance of the funds in the Fund’s Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING IM Asia-Pacific and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of ING IM Asia-Pacific as Greater China’s sub-adviser; (7) the costs for the services to be provided by ING IM Asia-Pacific, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

payable out of ING Investments’ advisory fee and, therefore, these breakpoint discounts would affect the fees payable by ING Investments; (8) ING IM Asia-Pacific’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by IMF’s Chief Compliance Officer; (10) ING IM Asia-Pacific’s financial condition; (11) the appropriateness of the selection of ING IM Asia-Pacific in light of Greater China’s investment objective and prospective investor base; and (12) ING IM Asia-Pacific’s Code of Ethics, presented and approved at the November 2005 meeting, and related procedures for complying with that Code.

In analyzing the performance data of the Representative Account, the Board noted the difficulty in obtaining meaningful performance comparisons given the small universe of China-focused funds that could be included in Morningstar’s China Funds Category average. The Board also noted Management’s representations regarding China Fund’s performance vis-à-vis Morningstar’s Pacific/Asia Category average, including that this Morningstar category includes many funds that have much wider mandates than the narrowly-focused China Fund.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to ING IM Asia-Pacific is reasonable in the context of all factors considered by the Board; (4) ING Investments maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program; and (5) ING IM Asia-Pacific maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from IMF’s Chief Compliance Officer that ING IM Asia-Pacific’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for Greater China. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Index Plus International Equity Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreements for Index Plus International Equity, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Index Plus International Equity, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Index Plus International Equity; (2) information about the Fund’s investment objective and strategies and the anticipated portfolio characteristics; (3) responses from ING Investments and ING Investment Management Advisors B.V. (“IIM BV”), the proposed Sub-Adviser to the Fund, to questions posed by K&LNG, independent legal counsel, on behalf of the IMF Non-Interested Trustees; (4) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for Index Plus International Equity; and (5) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by IIM B.V. in connection with its management of other Funds in the ING Funds complex, including ING Global Equity Dividend Fund, ING VP Global Equity Dividend Portfolio, ING Global Equity Dividend and Premium Opportunity Fund, ING Russia Fund, and ING VP Index Plus International Equity Portfolio.

At the Board meeting at which the Investment Management and Sub-Advisory Agreements were considered, the Board received and evaluated the report of the IE & FI IRC. The Board also considered that Index Plus International Equity would be subject to the standard policies and procedures of IMF previously approved by the Board for other series of IMF and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Fund, ING Investments and IIM B.V. each would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of Index Plus International Equity took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to Index Plus International

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Equity under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry, particularly as a manager of other international and enhanced index Funds; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to Index Plus International Equity and taking into account the sub-advisory fees payable by ING Investments to IIM B.V.; (5) the fairness of ING Investments’ compensation under an Investment Management Agreement with level fees that does not include breakpoints; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Index Plus International Equity, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for Index Plus International Equity is below the median and the average management fees of the funds in Index Plus International Equity’s Selected Peer Group, and (b) the estimated expense ratio for Index Plus International Equity is below the median and the average expense ratios of the funds in Index Plus International Equity’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to IIM B.V. are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

In reviewing the proposed Sub-Advisory Agreement with IIM B.V., the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of IIM B.V. as a manager to other Funds; (2) IIM B.V.’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by IIM B.V. under the proposed Sub-Advisory Agreement; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIM B.V. and its fit among the stable of managers in the ING Funds line-up; (5) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of IIM B.V. as Index Plus International Equity’s sub-adviser; (6) the costs for the services to be provided by IIM B.V., including that it would charge a level sub-advisory fee with no breakpoints; (7) IIM B.V.’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (8) IIM B.V.’s financial condition; (9) the appropriateness of the selection of IIM B.V. in light of Index Plus International Equity’s proposed investment objective and prospective investor base; and (10) IIM B.V.’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to IIM B.V. is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and IIM B.V. maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Agreements for Index Plus International Equity. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Capital Appreciation Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreements for ING International Capital Appreciation, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for International Capital Appreciation, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

memorandum presenting Management’s rationale for requesting the launch of International Capital Appreciation that discusses, among other things, the performance of Hansberger Global Investors, Inc. (“HGI”) in managing a proprietary fund in a style substantially similar to that in which International Capital Appreciation would be managed, with such performance being compared against the Fund’s Morningstar Category average and proposed primary benchmark; (2) information about the Fund’s investment objective and strategies and the anticipated portfolio characteristics; (3) FACT sheets for the Fund that compare the performance of HGI’s similarly managed proprietary fund against that of the Fund’s Selected Peer Group and its Morningstar category median; (4) responses from ING Investments and HGI to questions posed by K&LNG, independent legal counsel, on behalf of the IMF Non-Interested Trustees; (5) supporting documentation, including copies of the forms of plans and the forms of Investment Management and Sub-Advisory Agreements for International Capital Appreciation; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex.

At the Board meeting at which the Investment Management and Sub-Advisory Agreements were considered, the Board received and evaluated the report of the IE & FI IRC, which had met with the proposed managers to the new Fund. The Board also considered that International Capital Appreciation would be subject to the standard policies and procedures of IMF previously approved by the Board for other series of IMF and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Fund, ING Investments would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds. In the case of HGI, the Board considered, among other things, a representation from IMF’s Chief Compliance Officer that, in his view, HGI’s written policies and procedures are reasonably designed to prevent violation of the Federal securities laws.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of International Capital Appreciation took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to International Capital Appreciation under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry, particularly its experience in overseeing international equity funds; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to International Capital Appreciation and taking into account the sub-advisory fees payable by ING Investments to HGI; (5) the fairness of ING Investments’ compensation under an Investment Management Agreement with a breakpoint fee schedule where it is unknown whether or when the asset level necessary to achieve a breakpoint discount would be reached by the Fund; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of International Capital Appreciation, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for International Capital Appreciation is equal to the median and below the average management fees of the funds in International Capital Appreciation’s Selected Peer Group, and (b) the estimated expense ratio for International Capital Appreciation is below the median and the average expense ratios of the funds in International Capital Appreciation’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to HGI are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

In reviewing the proposed Sub-Advisory Agreement with HGI, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of HGI as a manager to

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an investment portfolio (the “HGI Portfolio”) managed in a style substantially similar to that in which International Capital Appreciation would be managed; (2) HGI’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by HGI under the proposed Sub-Advisory Agreement; (4) the prior performance of the HGI Portfolio, compared to the Fund’s Morningstar Category average, Morningstar Category median, its proposed primary benchmark and the performance of the funds in the Fund’s Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of HGI and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Agreement; (7) the costs for the services to be provided by HGI, including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ING Investments’ advisory fee and, therefore, these breakpoint discounts would affect the fees payable by ING Investments; (8) HGI’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by IMF’s Chief Compliance Officer; (10) HGI’s financial condition; (11) the appropriateness of the selection of HGI in light of International Capital Appreciation’s investment objective and prospective investor base; and (12) HGI’s Code of Ethics, presented and approved at the November meeting, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to HGI is reasonable in the context of all factors considered by the Board; (4) ING Investments maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program; and (5) HGI maintains an appropriate compliance program, with this conclusion based upon, among other things, a representation from IMF’s Chief Compliance Officer that HGI’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for International Capital Appreciation. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING International Real Estate Fund

In determining whether to approve the Advisory and Sub-Advisory Agreements for International Real Estate, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for International Real Estate, should be approved. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of International Real Estate that discusses, among other things, the expertise of ING Clarion Real Estate Securities L.P. (“Clarion”) with respect to its domestic and global real estate investment products; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for International Real Estate that compare the Fund’s fee structure to its Selected Peer Group and its Morningstar Category median; (4) responses from ING Investments and Clarion to questions posed by K&LNG, independent legal counsel, on behalf of the IMF Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for International Real Estate; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of ING Investments’ oversight of other sub-advisers managing Funds in the ING Funds complex, and by Clarion in connection with its management of other Funds in the ING Funds complex, including ING Real Estate Fund and ING Global Real Estate Fund, as well as ING VP Real Estate Portfolio.

At the Board meeting at which the Investment Management and Sub-Advisory Agreements were considered, the Board considered that International Real Estate would be subject to the standard policies and procedures of IMF previously approved by the Board for other series of ING Mutual Funds and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing International Real Estate, ING Investments and Clarion each would be subject to procedures adopted pursuant to Rule 206(4)-7 under

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Investment Advisers Act of 1940 that had been previously approved by the Board in connection with other Funds.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of International Real Estate took into account several factors including, but not limited to, the following: (1) the nature and quality of the services to be provided by ING Investments to International Real Estate under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to International Real Estate and taking into account the sub-advisory fees payable by ING Investments to Clarion; (5) the economies of scale benefits to the Fund and its shareholders from breakpoint discounts applicable to the Fund’s advisory fee, which result in lower fees at higher asset levels, taking into account that it would take time to reach these discounts after the Fund is launched; (6) the pricing structure (including the estimated expense ratio to be borne by shareholders) of International Real Estate, as compared to other similarly-managed funds in a comparable selected peer group (“Selected Peer Group”), including Management’s analysis that: (a) the proposed management fee (inclusive of a 0.10% administration fee) is above the median and average management fees of the funds in International Real Estate’s Selected Peer Group, and (b) the estimated expense ratio for International Real Estate is below the median and average expense ratios of the funds in International Real Estate’s Selected Peer Group; (7) the projected profitability of ING Investments when sub-advisory fees payable by ING Investments to Clarion are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the January meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of International Real Estate.

In reviewing the proposed Sub-Advisory Agreement with Clarion, the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of Clarion’s capabilities in managing in the strategy to be employed by International Real Estate; (2) Clarion’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by Clarion under the proposed Sub-Advisory Agreement; (4) Clarion’s expertise with respect to its domestic and global real estate products, including hypothetical performance of international portfolios managed by Clarion; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Clarion, and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of Clarion as International Real Estate’s sub-adviser; (7) the costs for the services to be provided by Clarion, including breakpoints; (8) Clarion’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (9) Clarion’s financial condition; (10) the appropriateness of the selection of Clarion in light of International Real Estate’s investment objective and prospective investor base; and (11) Clarion’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) International Real Estate’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) International Real Estate’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to Clarion is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and Clarion maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management and Sub-Advisory Agreements for International Real Estate. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Emerging Markets Fixed Income Fund

In determining whether to approve the Investment Management and Sub-Advisory Agreement for Emerging Markets Fixed Income, the Board received and evaluated such information as it deemed necessary for an informed determination of whether each agreement, and the proposed policies and procedures for Emerging Markets Fixed Income, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory and sub-advisory arrangements included the following: (1) a memorandum presenting Management’s rationale for requesting the launch of Emerging Markets Fixed Income that discusses, among other things, the investment attributes and risk/return characteristics of emerging market debt as an asset class and the performance of ING Investment Advisors, B.V. (“IIM B.V.”) in managing two emerging market fixed income strategies (the “Currency Composites”) that are managed in a manner substantially similar to that in which IIM B.V. would manage the Fund, with such performance being compared against the Fund’s Morningstar category average and the Fund’s proposed primary benchmark; (2) information about the Fund’s proposed investment objective and strategies and anticipated portfolio characteristics; (3) FACT sheets for Emerging Markets Fixed Income that compare the performance of the Currency Composites against that of the Fund’s Selected Peer Group and its Morningstar category median; (4) responses from ING Investments and IIM B.V. to questions posed by K&LNG, independent legal counsel, on behalf of the Non-Interested Trustees; (5) supporting documentation, including copies of the forms of Investment Management and Sub-Advisory Agreements for Emerging Markets Fixed Income; and (6) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of its role as a manager of managers, and by IIM B.V. in connection with its management of other Funds in the ING Funds complex, including ING Global Equity Dividend Fund, ING VP Global Equity Dividend Portfolio, ING Global Equity Dividend and Premium Opportunity Fund, ING Russia Fund, and ING VP Index Plus International Equity Portfolio.

At the Board meeting at which the Investment Management and Sub-Advisory Agreements were considered, the Board received and evaluated the report of the IE & FI IRC, which had met with the proposed managers to the new Fund. The Board also considered that Emerging Markets Fixed Income would be subject to the standard policies and procedures of IMF previously approved by the Board for other Series of IMF and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Fund, ING Investments and IIM B.V. each would be subject to procedures adopted pursuant to Rule
206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of Emerging Markets Fixed Income took into account factors that included the following: (1) the nature and quality of the services to be provided by ING Investments to Emerging Markets Fixed Income under the proposed Investment Management Agreement; (2) ING Investments’ experience as a manager-of-managers overseeing sub-advisers to other Funds within the ING Funds complex; (3) ING Investments’ strength and reputation within the industry, particularly its reputation as a manager of similar emerging markets Funds; (4) the fairness of the compensation under the proposed Investment Management Agreement in light of the services to be provided to Emerging Markets Fixed Income and taking into account the sub-advisory fees payable by ING Investments to IIM B.V.; (5) the fairness of ING Investments’ compensation under an Investment Management Agreement with a breakpoint fee schedule where it is unknown whether or when the asset level necessary to achieve a breakpoint discount would be reached by the Fund; (6) the proposed pricing structure (including the estimated expense ratio to be borne by shareholders) of Emerging Markets Fixed Income, including that: (a) the proposed management fee (inclusive of the advisory fee and a 0.10% administration fee) for Emerging Markets Fixed Income is equal to the median and below the average management fees of the funds in Emerging Markets Fixed Income’s Selected Peer Group, and (b) the proposed expense limit and estimated expense ratio for Emerging Markets Fixed Income is below the median and average expense ratios of the funds in Emerging Markets Fixed Income’s Selected Peer Group; (7) the projected profitability to ING Investments when sub-advisory fees payable by ING Investments to IIM B.V. are taken into account; (8) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including its management team’s expertise in the management of other Funds; (9) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Funds in the ING Funds complex; (10) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November meeting, with respect to its capabilities as a manager-of-managers; and (11) “fall-out benefits” to ING Investments and its affiliates that were anticipated to arise from ING Investments’ management of the Fund.

In reviewing the Sub-Advisory Agreement with IIM B.V., the Board considered a number of factors, including, but not limited to, the following: (1) ING Investments’ view of the reputation of IIM B.V. as a manager to similar funds; (2) IIM B.V.’s strength and reputation in the industry; (3) the nature and quality of the services to be provided by IIM B.V. under the proposed Sub-Advisory Contract; (4) the prior performance of the Currency Composites compared to the Fund’s Morningstar Category average, Morningstar Category median, its proposed primary benchmark and the performance of the funds in the Fund’s Selected Peer Group; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of IIM B.V. and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Agreement in light of the services to be provided by and the projected profitability of IIM B.V. as Emerging Markets Fixed Income’s sub-adviser; (7) the costs for the services to be provided by IIM B.V., including that it would charge a sub-advisory fee with breakpoints, and that the sub-advisory fee would be payable out of ING Investments’ advisory fee and, therefore, these breakpoint discounts would affect the fees payable by ING Investments; (8) IIM B.V.’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of other Funds in the ING Funds complex; (9) IIM B.V.’s financial condition; (10) the appropriateness of the selection of IIM B.V. in light of Emerging Markets Fixed Income’s investment objective and prospective investor base; and (11) Emerging Markets Fixed Income’s Code of Ethics, which has previously been approved for other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by ING Investments to IIM B.V. is reasonable in the context of all factors considered by the Board; and (4) each of ING Investments and IIM B.V. maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Advisory and Sub-Advisory Agreements for Emerging Markets Fixed Income. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

ING Diversified International Fund

The Board, including a majority of the IMF Non-Interested Trustees, considered whether to approve the Investment Management Agreement for Diversified International for an initial term that will end on November 30, 2007. In determining whether to approve the Investment Management Agreement for Diversified International, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement, and the proposed policies and procedures for Diversified International, should be approved for the Fund. The materials provided to the Board and/or its legal counsel in support of the proposed advisory arrangements included the following: (1) information about the Fund’s investment proposed investment objective and strategies, including its operation as a fund-of-funds investing in a universe of underlying ING-affiliated international Funds and its asset allocation strategy; (2) information regarding expense structure for the Fund and the projected profitability of ING Investments from managing Diversified International; (2) responses from ING Investments to questions posed by K&LNG, independent legal counsel, on behalf of the IMF Non-Interested Trustees; (3) supporting documentation, including a copy of the form of Investment Management Agreement for the Fund; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by ING Investments in the context of its operation as a manager to other ING-affiliated funds-of-funds.

At the Board meeting at which the Investment Management Agreement was considered, the Board received and evaluated the report of the IE & FI IRC, which had met with the proposed managers to the new Fund. The Board also considered that the Fund would be subject to the standard policies and procedures of ING Investments

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

previously approved by the Board for other series of IMF and approved in accordance with Rule 38a-1 under the Investment Company Act of 1940. The Board also noted that, in managing the Fund, ING Investments would be subject to procedures adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act of 1940 that had been previously approved by the Board.

The Board’s consideration of whether to approve the Investment Management Agreement with ING Investments on behalf of the Fund took into account factors that included the following: (1) the nature and quality of the services to be provided by ING Investments to Diversified International under the proposed Investment Management Agreement; (2) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, including ING Investments’ experience as a manager to funds-of-funds; (3) ING Investments’ strength and reputation within the industry; (4) the fairness of the compensation under the Investment Management Agreement, taking into account the management fees payable by the underlying Funds in which Diversified International would invest; (5) the pricing structure (including the estimated expense ratio to be borne by shareholders) of Diversified International, as compared to other similarly-managed funds in the Fund’s Selected Peer Group, including Management’s analysis that (a) the proposed fund-of-funds level fee (inclusive of a 0.10% administration fee) is below the median and average management fees of the funds in its Selected Peer Group; and (b) the estimated expense ratio of Diversified International is below the median and average expense ratios of the funds in its Selected Peer Group; (6) ING Investments’ compliance capabilities, as demonstrated by, among other things, its policies and procedures designed to prevent violations of the Federal securities laws, which had previously been approved by the Board in connection with their oversight of other Funds in the ING Funds complex; (7) the information that had been provided by ING Investments at regular Board meetings, and in anticipation of the November meeting, with respect to its capabilities as a manager of funds-of-funds; and (8) anticipated “fall-out benefits” to ING Investments and its affiliates arising from its management of Diversified International.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s proposed management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s estimated expense ratio is reasonable in the context of all factors considered by the Board; and (3) ING Investments maintains an appropriate compliance program, with this conclusion based upon the Board’s previous and ongoing review of the compliance program. Based on these conclusions and other factors, the Board voted to approve the Investment Management Agreement with Diversified International. During its deliberations, different Board members may have given different weight to different individual factors and related conclusions.

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Convertible Fund

ING Equity Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING SmallCap Opportunities Fund

ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING MagnaCap Fund

ING MidCap Value Fund

ING MidCap Value Choice Fund

ING SmallCap Value Fund

ING SmallCap Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Fund

ING International Capital Appreciation Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Fund

ING International Value Fund

ING International Value Choice Fund

ING Precious Metals Fund

ING Russia Fund

International Fixed-Income Fund

ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund

ING Classic Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

*                 An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrants uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrants voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrants’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

1-800-334-3444

Transfer Agent

DST Systems, Inc.

P.O. Box 419368

Kansas City, Missouri 64141

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-UINTABCIMQ	(0406-062906)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mayflower Trust

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	July 6, 2006

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	July 6, 2006